UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

GTY Technology Holdings Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED MAY 27, 2022 — SUBJECT TO COMPLETION
[—], 2022
Dear Shareholder:
We cordially invite you to attend a special meeting of the shareholders of GTY Technology Holdings Inc., a Massachusetts corporation, which we refer to as “we,” “us,” “our,” “GTY” or the “Company,” to be held on [—], 2022 at [—], local time, at [—].
On April 28, 2022, the Company entered into an agreement and plan of merger, which we refer to as the “merger agreement,” with GI Georgia Midco, Inc., a Delaware corporation, which we refer to as “Parent,” and GI Georgia Merger Sub Inc., a Massachusetts corporation and wholly owned subsidiary of Parent, which we refer to as “Merger Sub,” providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent, which we refer to as the “merger.” Parent and Merger Sub are beneficially owned by investment funds advised by GI Manager, L.P., which is an investment firm based in Scottsdale, AZ focused on investing in private equity, real estate, and data infrastructure strategies.
If the merger is consummated, each share of Company common stock, par value $0.0001 per share, which we refer to as “Company common stock,” issued and outstanding immediately prior to the effective time of the merger will, other than excluded shares and dissenting shares (each as defined in the accompanying proxy statement), be converted into the right to receive $6.30 in cash, without interest and subject to deduction for any required tax withholding.
At the special meeting, you will be asked to consider and vote on the following matters:
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a proposal to approve the merger agreement;

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a proposal to approve, on a nonbinding advisory basis, compensation that will or may become payable to our named executive officers in connection with the merger; and

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a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

The board of directors of the Company, which we refer to as the “Board,” has unanimously adopted and approved the merger agreement and recommended that the Company’s shareholders vote in favor of the proposal to approve the merger agreement. The Board made its determination after consultation with its legal and financial advisors and consideration of a number of factors. The Board unanimously recommends that you vote (i) “FOR” approval of the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” approval of the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
Your vote is very important, regardless of the number of shares that you own. The merger cannot be completed unless the holders of at least two-thirds of the outstanding shares of Company common stock entitled to vote at the special meeting vote in favor of the proposal to approve the merger agreement.
The accompanying proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the merger agreement. You also may obtain additional information about the Company from documents we have filed with the Securities and Exchange Commission, which we refer to as the “SEC,” by following the instructions listed in the section of the accompanying proxy statement entitled “Where You Can Find More Information.”

If you have any questions or need assistance submitting a proxy to have your shares of Company common stock voted at the special meeting, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by telephone at (800) 662-5200 (toll free) or (203) 658-9400 or by email at GTYH@info.morrowsodali.com.
Thank you in advance for your cooperation and continued support.
Sincerely,
[—]	[—]
William D. Green Chairman of the Board	TJ Parass Chief Executive Officer
The accompanying proxy statement is dated [—], 2022 and is first being mailed to our shareholders on or about [—], 2022.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER AGREEMENT OR THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE PROPOSED MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY ELECTRONICALLY VIA THE INTERNET OR TELEPHONICALLY OR BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT AT THE MEETING WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED. IF YOU HOLD YOUR SHARES OF COMPANY COMMON STOCK THROUGH A BANK, BROKERAGE FIRM OR OTHER NOMINEE, YOU SHOULD FOLLOW THE PROCEDURES PROVIDED BY YOUR BANK, BROKERAGE FIRM OR OTHER NOMINEE IN ORDER TO VOTE. AS A BENEFICIAL OWNER OF SHARES OF COMPANY COMMON STOCK HELD IN “STREET NAME,” YOU HAVE THE RIGHT TO DIRECT YOUR BANK, BROKERAGE FIRM OR OTHER NOMINEE ON HOW TO VOTE THE SHARES IN YOUR ACCOUNT. PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR SHARES OF COMPANY COMMON STOCK AT THIS TIME. IF THE MERGER AGREEMENT IS APPROVED AND THE MERGER IS COMPLETED, YOU WILL RECEIVE A LETTER OF TRANSMITTAL AND RELATED INSTRUCTIONS TO SURRENDER ANY STOCK CERTIFICATES.

GTY TECHNOLOGY HOLDINGS INC.
800 Boylston Street, 16th Floor
Boston, MA 02199
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Time and Date	[—], local time, on [—], 2022
Place	Offices of [—] [—] [—]
Items of Business
To consider and vote on:
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a proposal to approve the Agreement and Plan of Merger, dated as of April 28, 2022, as it may be amended from time to time, which we refer to as the “merger agreement,” a copy of which (i) is attached as Annex A to the accompanying proxy statement and (ii) includes as Exhibit A thereto the form of articles of organization of the surviving corporation of the merger, by and among GTY Technology Holdings Inc., a Massachusetts corporation, which we refer to as we, us “our,” “GTY” or the “Company,” GI Georgia Midco, Inc., a Delaware corporation, which we refer to as “Parent,” and GI Georgia Merger Sub Inc., a Massachusetts corporation and wholly owned subsidiary of Parent, which we refer to as “Merger Sub”;

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a proposal to approve, on a nonbinding advisory basis, compensation that will or may become payable to our named executive officers in connection with the merger (which we refer to as the “nonbinding merger-related compensation proposal”); and

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a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Record Date	You may vote if you were a shareholder of record at the close of business on [—], 2022.
Proxy Voting
Your vote is very important, regardless of the number of shares of Company common stock you own. The merger of Merger Sub with and into the Company, with the Company surviving the merger, which we refer to as the “merger,” and other transactions contemplated by the merger agreement cannot be consummated unless the merger agreement is approved by the affirmative vote of the holders of at least two-thirds of the shares of Company common stock that are issued and outstanding as of the record date. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or the Internet prior to the special meeting to ensure that your shares of Company common stock will be represented and voted at the special meeting if you are unable to attend. If you do not attend the special meeting and fail to return your proxy card or fail to submit your proxy by telephone or the Internet, your shares of Company common stock will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

If you are a shareholder of record, voting in person at the special meeting will revoke any proxy previously submitted. If you hold your shares of Company common stock through a bank, brokerage firm or other nominee, you should follow the procedures provided by your bank, brokerage firm or other nominee in order to vote. As a beneficial owner of shares of Company common stock held in “street name,” you have the right to direct your bank, brokerage firm or other nominee on how to vote the shares in your account. You are also invited to attend the special meeting. However, because you are not the shareholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your bank, brokerage firm or other nominee.

Recommendation
The board of directors of the Company, which we refer to as the “Board,” has unanimously adopted and approved the merger agreement and recommended that the Company’s shareholders approve the merger agreement. The Board made its determination after consultation with its legal and financial advisors and consideration of a number of factors. The Board unanimously recommends that you vote (i) “FOR” approval of the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

Attendance
Only shareholders of record or their duly authorized proxies have the right to attend the special meeting. Beneficial owners of shares are invited to attend the special meeting. If your shares of Company common stock are held through a bank, brokerage firm or other nominee, please bring to the special meeting a copy of your brokerage statement evidencing your beneficial ownership of Company common stock. Beneficial owners who wish to vote in person at the meeting should obtain a valid proxy from their bank, broker or other nominee. If you are the representative of a corporate or institutional shareholder, you must present proof that you are the representative of such shareholder.

Appraisal Rights
Under Part 13 of the Massachusetts Business Corporation Act, which we refer to as the “MBCA,” Company shareholders who believe they are or may be entitled to appraisal rights in connection with the merger must, in order to exercise those rights, before the vote is taken deliver to the Company a written notice of intent to demand payment for such shareholders’ shares of Company common stock if the merger is effectuated, NOT vote for the proposal to approve the merger agreement, and comply with other procedures under Part 13 of the MBCA and explained in the accompanying proxy statement. See “Appraisal Rights” beginning on page 98 and Annex C of the accompanying proxy statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT AT THE MEETING WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED. IF YOU HOLD YOUR SHARES OF COMPANY COMMON STOCK THROUGH A BANK, BROKERAGE FIRM OR OTHER NOMINEE, YOU SHOULD FOLLOW THE PROCEDURES PROVIDED BY YOUR BANK, BROKERAGE FIRM OR OTHER NOMINEE IN ORDER TO VOTE. AS A BENEFICIAL OWNER OF SHARES OF COMPANY COMMON STOCK HELD IN “STREET NAME,” YOU HAVE THE RIGHT TO DIRECT YOUR BANK, BROKERAGE FIRM OR OTHER NOMINEE ON HOW TO VOTE THE SHARES IN YOUR ACCOUNT.
By order of the Board of Directors,
[—] Jon C. Bourne Executive Vice President, General Counsel and Secretary
[—], 2022
Boston, MA

i

ii

We are furnishing this proxy statement to our shareholders as part of the solicitation of proxies by the Company’s board of directors, which we refer to as the “Board,” for use at the special meeting of shareholders described herein. This proxy statement and the enclosed proxy card or voting instruction form are first being mailed on or about [—], 2022 to our shareholders who owned shares of Company common stock as of the close of business on [—], 2022.
SUMMARY
The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents we refer to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 103.
Parties to the Merger (Page 29)
In this proxy statement, we refer to the agreement and plan of merger, dated as of April 28, 2022, as it may be amended from time to time, among Parent, Merger Sub and the Company, as the “merger agreement,” and the merger of Merger Sub with and into the Company as the “merger.” The parties to the merger agreement and the merger are the following:
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GTY Technology Holdings Inc., which we refer to as “we,” “us,” “our,” “GTY” or the “Company,” is a software-as-a-service company that offers a primarily cloud-based suite of solutions for the public sector in North America, providing public sector organizations with the ability to communicate, engage, interact, conduct business, and transact with their constituents in procurement, payments, grants management, budgeting, and permitting. GTY was incorporated in the Commonwealth of Massachusetts in September 2018 and shares of GTY common stock are traded on the Nasdaq Stock Market under the symbol “GTYH.” The principal executive offices of GTY are located at 800 Boylston Street, 16th Floor, Boston, MA 02199, and our telephone number is (877) 465-3200.

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GI Georgia Midco, Inc., which we refer to as “Parent,” is a Delaware corporation that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the merger and the other transactions contemplated thereby. Parent is an affiliate of investment funds advised by GI Manager L.P., which we refer to as “GI Partners,” and has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement and the related financing transactions. Upon completion of the merger, the Company will be a wholly owned subsidiary of Parent. The principal executive offices of Parent are located at 6720 North Scottsdale Road, Suite 350, Scottsdale, AZ 85253, and its telephone number is (623) 887-4320.

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GI Georgia Merger Sub Inc., which we refer to as “Merger Sub,” is a Massachusetts corporation that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the merger and the other transactions contemplated thereby. Merger Sub is a wholly owned subsidiary of Parent and has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement and the related financing transactions. Upon the completion of the merger, Merger Sub will cease to exist and the Company will continue as the surviving corporation of the merger, which we refer to as the “surviving corporation.” The principal executive offices of Merger Sub are located at 6720 North Scottsdale Road, Suite 350, Scottsdale, AZ 85253, and its telephone number is (623) 887-4320.

The Special Meeting (Page 24)
Time, Place and Purpose of the Special Meeting (Page 24)
The special meeting of the shareholders of the Company, which we refer to as the “special meeting,” will be held on [—], 2022, starting at [—], local time, at [—].
At the special meeting, holders, which we refer to as “shareholders,” of common stock of the Company, $0.0001 par value per share, which we refer to as “Company common stock,” will be asked to consider and vote on:

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a proposal to approve the merger agreement;

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a proposal to approve, on a nonbinding advisory basis, compensation that will or may become payable to our named executive officers in connection with the merger; and

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a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Record Date and Quorum (Page 24)
You are entitled to receive notice of, and to vote at, the special meeting if you owned shares of Company common stock as of the close of business on [—], 2022, which is the date we have set as the record date for the special meeting, and which we refer to as the “record date.” You will have one vote for each share of Company common stock that you owned on the record date. As of the record date, there were [—] shares of Company common stock outstanding and entitled to vote at the special meeting. A quorum is necessary to transact business at the special meeting, including the approval of the merger agreement and approval of the nonbinding merger-related compensation proposal. A majority in interest of all shares of Company common stock issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the purposes of the special meeting. The Company’s amended and restated bylaws, which we refer to as our “bylaws,” provide that a special meeting may be adjourned whether or not a quorum is present.
Vote Required (Page 24)
Approval of the proposal to approve the merger agreement requires the affirmative vote of holders of at least two-thirds of the shares of Company common stock that are issued and outstanding as of the record date.
Under our bylaws, approval of the nonbinding merger-related compensation proposal requires the affirmative vote of a majority of the votes properly cast upon the proposal.
Under our bylaws, approval of the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, requires the affirmative vote of a majority of the votes properly cast upon the proposal, whether or not a quorum is present.
Concurrently with the entry into the merger agreement, all of the directors and certain of the executive officers, collectively owning approximately 13% of the outstanding shares of Company common stock, entered into the voting agreements, which we refer to as “voting agreements,” with Parent. Pursuant to the voting agreements, such directors and executive officers have agreed to, among other things, vote all shares of capital stock of the Company that they beneficially own in favor of approving the merger agreement and the transactions contemplated thereby, including the merger of Merger Sub with and into the Company, with the Company surviving the merger, which we refer to as the “merger.”
Shares Owned by Our Directors and Executive Officers (Page 26)
As of the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate, [—] shares of Company common stock, representing approximately [—]% of the outstanding shares of Company common stock on the record date.
All of the directors and executive officers entitled to vote on the proposals have informed the Company that they currently intend to vote all of their shares of Company common stock (i) “FOR” the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
Proxies and Revocation (Page 27)
Any shareholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet, or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person by appearing at the special meeting. If your shares of Company common stock are held in “street name” through a bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your shares of Company common stock using the instructions provided by your bank, brokerage firm or other nominee. If you hold your shares of Company common stock in “street name,” please contact your bank, brokerage firm or other nominee for the instructions of such bank, brokerage firm or other nominee on how to vote your shares. Please note that if you are a beneficial owner of shares of Company common stock held in “street name” and wish to vote in person at the special meeting, you must provide a valid proxy from your bank, brokerage firm or other nominee at the special meeting.
If you fail to submit a proxy or to vote in person at the special meeting, or if you do not provide your bank, brokerage firm or other nominee with voting instructions, your shares of Company common stock will not be voted on the proposal to approve the merger agreement, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement, and your shares of Company common stock will not have an effect on approval of the nonbinding merger-related compensation proposal or the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a later-dated proxy through any of the methods available to you, by giving written notice of revocation to our Secretary at GTY Technology Holdings Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199, which must be filed with the Secretary by the time the special meeting begins, or by attending the special meeting and voting in person. Attendance at the special meeting alone will not revoke your proxy.
The Merger (Page 31)
The merger agreement provides that Merger Sub will merge with and into the Company. The Company will be the surviving corporation in the merger and will continue to do business following the merger. As a result of the merger, the Company will become a privately held company and will cease to be listed on any public market. If the merger is consummated, you will not own any shares of the capital stock of the surviving corporation.
Merger Consideration (Page 72)
In the merger, each share of Company common stock, other than as provided below, will be converted into the right to receive $6.30 in cash, without interest and subject to deduction for any required tax withholding. We refer to this consideration per share as the “merger consideration.” The following shares of Company common stock will not be converted into the right to receive the merger consideration in connection with the merger:
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shares held by any of our shareholders who have not voted to approve the merger agreement or the merger or consented thereto in writing, and have perfected and not withdrawn a demand for appraisal of such shares in accordance with the Massachusetts Business Corporation Act, which we refer to as the “MBCA.” We sometimes refer to the shares described in the foregoing sentence, collectively, as the “dissenting shares”; and

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shares owned by Parent or Merger Sub, or by the Company as treasury stock. We sometimes refer to the shares described in the foregoing sentence, collectively, as the “excluded shares.”

Reasons for the Merger; Recommendation of the Board of Directors (Page 45)
After careful consideration of various factors described in the section entitled “The Merger — Reasons for the Merger; Recommendation of the Board of Directors,” the Board, by a unanimous vote of all directors:
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determined that the terms and conditions of the merger agreement and the merger are fair, advisable, and in the best interests of the Company and its shareholders;

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adopted the merger agreement;

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approved the merger;

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directed that the merger agreement be submitted to the Company’s shareholders at a special meeting of the Company’s shareholders for their approval; and

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recommended that the Company’s shareholders approve the merger agreement.

The Board unanimously recommends that you vote (i) “FOR” approval of the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” approval of the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
Opinion of Credit Suisse Securities (USA) LLC (Page 49)
On April 28, 2022, Credit Suisse Securities (USA) LLC, which we refer to as “Credit Suisse,” delivered its oral opinion to the Board (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Board dated the same date) to the effect that, as of such date, and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, the merger consideration to be received by holders of Company common stock in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders.
Credit Suisse’s opinion was directed to the Board (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of Company common stock of the merger consideration to be received by such holders in the merger pursuant to the merger agreement and did not address any other aspect or implication (financial or otherwise) of the merger. The Credit Suisse opinion did not address the underlying business decision of the Company or the Board to effect the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. The summary of Credit Suisse’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Credit Suisse in preparing its opinion. However, neither Credit Suisse’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and they do not constitute, advice or a recommendation to any securityholder as to how such holder should vote or act on any matter relating to the merger or otherwise.
Financing of the Merger (Page 56)
Parent estimates that the total amount of funds required to complete the merger and related transactions, including to pay fees and expenses in connection with the merger, is approximately $500,000,000, which will be funded with the proceeds of equity financing, as described below. This amount includes the funds needed to pay the merger consideration due to shareholders under the merger agreement, pay amounts due as of the effective time of the merger in respect of outstanding Company stock options and restricted stock units, pay amounts due to holders of Company warrants who exercise such warrants within 30 days following the public disclosure of the completion of the merger, pay all fees and expenses related to the transactions contemplated by the merger agreement and repay the Company’s existing indebtedness.
In connection with the merger, Parent has entered into an equity commitment letter, dated as of April 28, 2022, which we refer to as the “equity commitment letter,” with certain investment funds advised by GI Manager L.P., which we refer to as the “GI Funds,” pursuant to which the Company is an express third-party beneficiary and the GI Funds have committed to contribute or cause to be contributed to Parent at the closing of the merger, subject to the conditions set forth therein, an aggregate amount equal to $510,000,000.
Under the merger agreement, the Company has agreed to cooperate with Parent should it attempt to obtain any debt financing for the purpose of funding the transactions contemplated by the merger agreement.
The consummation of the merger is not subject to a financing condition (although the funding of the equity financing is subject to the satisfaction of the conditions set forth in the equity commitment letter under which the equity financing will be provided).

See “The Merger — Financing of the Merger” beginning on page 56 for additional information.
Limited Guarantee (Page 57)
On April 28, 2022, the GI Funds, each of which we refer to as a “fund,” delivered a limited guarantee, which we refer to as the “limited guarantee,” on the terms and subject to the conditions of which each fund has agreed to guarantee the due and punctual performance and discharge of the payment of such fund’s pro rata percentage of:
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the obligation of Parent under the merger agreement to pay, or cause to be paid, the Parent termination fee (as defined below in “The Merger Agreement — Termination Fees”), if, as and when and to the extent payable under the merger agreement; and

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certain reimbursement obligations of Parent and Merger Sub pursuant to the merger agreement.

See “The Merger Agreement — Termination Fees” beginning on page 91 for additional information.
Interests of Company Directors and Executive Officers in the Merger (Page 58)
In considering the recommendation of the Board with respect to the merger agreement, you should be aware that the Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of our shareholders generally, as more fully described below. The Board was aware of these interests and considered them, among other matters, in reaching the determination that the terms and conditions of the merger and the merger agreement were fair, advisable and in the best interests of the Company and its shareholders, and in making the Board’s recommendation regarding the approval of the merger agreement as described in “The Merger — Reasons for the Merger; Recommendation of the Board of Directors” beginning on page 45. These interests include:
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the accelerated vesting as of the effective time of certain Company restricted stock unit awards held by the Company’s executive officers and two of the directors, and cancellation and conversion of each accelerated restricted stock unit award into the right to receive a cash payment equal to the per share merger consideration multiplied by the total number of shares of Company common stock subject to such restricted stock unit awards, on the terms set forth in the merger agreement;

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cash awards held by the Company’s executive officers as a result of the cancellation and conversion of unvested and non-accelerated restricted stock unit awards may vest on an accelerated basis in the event of certain terminations of employment post-closing;

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the surrender by one of the Company’s executive officers of a fully vested Company stock option (to the extent then outstanding and unexercised) in consideration for an amount in cash from the Company equal to the total number of shares subject to such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such stock option, on the terms set forth in the merger agreement;

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the redemption, exchange and payment for exchangeable shares of certain of the Company’s Canadian subsidiaries held by two of the Company’s executive officers, on the terms set forth in the merger agreement;

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one director being a former (less than 1%) shareholder in CityBase, Inc., a subsidiary of the Company, who may be owed an earn-out payment under existing obligations of the Company that may be assumed by Parent as set forth in the merger agreement;

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the exercise of private placement warrants, and subsequent payment for such warrants, held by certain directors (assuming such directors exercise such warrants within 30 days after the public disclosure of the closing of the merger on the terms set forth in such warrants), on the terms set forth in the merger agreement;

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the possible post-closing employment and compensation arrangements for certain executive officers of the Company, none of which have been finalized or communicated to such executive officers;

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in the event of certain terminations of employment, the payment of cash severance, the provision of other termination amounts or benefits, and continued health, dental and vision coverage benefits provided or payment of Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, continuation premium to certain executive officers of the Company pursuant to their employment letter agreements; and
•
the continued indemnification and liability insurance for directors and officers following completion of the merger.

See “The Merger — Interests of Company Directors and Executive Officers in the Merger” beginning on page 58 for additional information.
U.S. Federal Income Tax Consequences of the Merger (Page 67)
The exchange of shares of Company common stock for cash pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. holder (or a non-U.S. holder that is subject to U.S. federal income tax on its gain from the merger) that exchanges shares of Company common stock for cash in the merger generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) with respect to such shares and the shareholder’s adjusted tax basis in such shares. A non-U.S. Holder generally will not be subject to U.S. federal income tax with respect to exchange of shares of Company common stock for cash pursuant to the merger unless such non-U.S. Holder has certain connections to the United States. This exchange may also be a taxable transaction under applicable state, local and/or foreign income or other tax laws.
You should read “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 67 for the definition of “U.S. holder” and “non-U.S. holder” and a more detailed discussion of the U.S. federal income tax consequences of the merger. You should also consult your tax advisor for a complete analysis of the effect of the merger on your U.S. federal, state and local and/or foreign taxes.
Regulatory Approvals (Page 70)
The merger is subject to the reporting and waiting period requirements of the Hart — Scott — Rodino Antitrust Improvements Act of 1976, as amended. Notification and Report Forms were filed with the Antitrust Division of the Department of Justice and the Federal Trade Commission on May 11, 2022, and the applicable waiting period under the Hart — Scott — Rodino Antitrust Improvements Act of 1976 is expected to expire at 11:59 p.m. Eastern Daylight Time on June 10, 2022. Under the terms of the merger agreement, the merger cannot be consummated if any governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any order, executive order, temporary restraining order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger.
The Merger Agreement (Page 71)
Merger Consideration (Page 72)
If the merger is completed, each share of Company common stock, other than the excluded shares and dissenting shares, will be converted into the right to receive $6.30 in cash, without interest and subject to deduction for any required tax withholding.
Treatment of Company Stock Awards (Page 74)
Pursuant to the merger agreement, at the effective time of the merger:
•
each then-outstanding and unexercised Company stock option will vest in full and be surrendered by the holder thereof to the Company in consideration for an amount in cash from the Company equal to the total number of shares subject to such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such stock option; provided that, in the event that the exercise price of any such stock option is equal to or greater than the per share merger consideration, such stock option will be cancelled, without any consideration being payable in respect thereof, and have no further force or effect;

•
each then-outstanding restricted stock unit award (A) which (i) is vested as of immediately prior to the effective time of the merger, (ii) vests as a result of the occurrence of the effective time of the merger, (iii) would become vested based on the lapse of time-based vesting conditions within 12 months following the effective time of the merger, or (iv) is subject to performance-based vesting conditions, and (B) 50% of each Company restricted stock unit award that is not described in clauses (i)‑(iv) above, will be cancelled and converted into the right to receive an amount in cash equal to (x) the total number of shares subject to such restricted stock unit award (subject to the vesting terms set forth above) multiplied by (y) the per share merger consideration, without interest and less applicable taxes, on the terms set forth in the merger agreement; and

•
each Company restricted stock unit award that is not vested pursuant to the terms above will be cancelled and converted into the right to receive a cash replacement award (substituting the merger consideration for each share that was covered by the restricted stock unit) that is subject to the same general terms and conditions, including time-vesting and payment and forfeiture terms, as the restricted stock unit that it replaces.

Treatment of Warrants (Page 74)
Pursuant to the merger agreement, each warrant to purchase shares of Company common stock that is then unexercised and outstanding will automatically, without any action on the part of the holder, cease to represent a warrant to purchase shares and instead represent a right by the holder upon any subsequent exercise to receive the merger consideration, provided that a holder of a warrant that properly exercises the warrant within 30 days following the public disclosure of the closing of the merger will instead be entitled to receive a payment in cash equal to the Black — Scholes-based value of such warrant in accordance with the terms of such warrant.
Treatment of Class A Exchangeable Shares of 1176363 B.C. Ltd. and 1176368 B.C. Ltd. (Page 74)
Each issued and outstanding Class A exchangeable share of each of 1176363 B.C. Ltd., a subsidiary of the Company, and 1176368 B.C. Ltd., a subsidiary of the Company, is exchangeable for one share of Company common stock. Pursuant to the merger agreement, at the effective time of the merger, each issued and outstanding Class A exchangeable share of each of 1176363 B.C. Ltd. and 1176368 B.C. Ltd. will be effectively redeemed and exchanged for the right to receive the merger consideration.
Restrictions on Solicitation of Other Offers (Page 80)
Under the merger agreement, until the effective time of the merger, neither the Company nor any of its subsidiaries may, and the Company must use reasonable best efforts to cause its and their respective representatives not to, directly or indirectly:
•
initiate, solicit, induce or knowingly facilitate or knowingly encourage any inquiries, discussions or requests or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an acquisition proposal (as defined in the merger agreement) (including by way of providing access to non-public information);

•
engage in, continue or otherwise participate in any discussions or negotiations regarding any acquisition proposal or any inquiries, discussions or requests or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an acquisition proposal;

•
enter into any other acquisition agreement, option agreement, joint venture agreement, partnership agreement, letter of intent, term sheet, merger agreement or other agreement (with limited exceptions) with respect to an acquisition proposal;

•
take any action to make the provisions of any takeover statute or any restrictive provision of any applicable anti-takeover provision in the articles of organization or bylaws of the Company inapplicable to any transactions contemplated by any acquisition proposal;

•
otherwise knowingly assist, participate in or knowingly facilitate any effort or attempt to make an acquisition proposal; or

•
authorize, commit to, agree or publicly propose to do any of the foregoing.

However, subject to compliance with the merger agreement if, at any time prior to the time that Company shareholder approval is obtained, (i) solely in response to an unsolicited bona fide written acquisition proposal made after the date of the merger agreement that did not result from a breach of these restrictions, (ii) for purposes of the first, third, and fourth bullets below, if the Board determines, in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law, and (iii) for purposes of the first and fourth bullets below, if the Board has determined in good faith after consultation with its financial advisor and its outside legal counsel that such acquisition proposal either constitutes a superior proposal or would be reasonably likely to result in a superior proposal, then the Company may:
•
provide information (including access to the employees of the Company and its subsidiaries) in response to a request therefor by a person who has made such an unsolicited bona fide written acquisition proposal if the Company receives from the person so requesting such information an executed confidentiality agreement containing terms that are not less favorable, in any material respect, to the Company than those contained in the confidentiality agreement entered into between the Company and GI Partners Acquisitions LLC (and subject to other requirements set forth in the merger agreement);

•
contact a person who has made such an unsolicited bona fide written acquisition proposal solely to clarify the terms and conditions thereof;

•
waive any provision of any standstill or confidentiality agreement that prohibits or purports to prohibit a confidential proposal being made to the Board (or any committee thereof) solely to the extent necessary to allow for an acquisition proposal to be made to the Company or the Board in a confidential manner; or

•
engage or participate in any discussions or negotiations with any person who has made such an unsolicited bona fide written acquisition proposal and has entered into an acceptable confidentiality agreement.

You should read “The Merger Agreement — Restrictions on Solicitation of Other Offers” beginning on page 80 for the definition of “acquisition proposal” and “superior proposal.”
Restrictions on Changes of Recommendation to Company Shareholders (Page 82)
Under the merger agreement, the Board must submit the merger agreement to the Company’s shareholders for approval and must recommend that the Company’s shareholders vote in favor of approving the merger agreement. Prior to the effective time of the merger, neither the Board nor any committee thereof may withhold, withdraw, qualify, amend or modify (or publicly propose or resolve to withhold, withdraw, qualify, amend or modify), in each case, in a manner adverse to Parent, the Board’s recommendation to the Company’s shareholders that they approve the merger agreement, which we refer to as the “Company recommendation” (any such change being referred to herein as a “change of recommendation”).
However, prior to the time that Company shareholder approval is obtained, the Board may (i) effect a change of recommendation in response to a superior proposal or (ii) effect a change of recommendation (other than the adoption, approval, endorsement or recommendation of, or public proposal to adopt, approve, endorse or recommend, any acquisition proposal) in response to an intervening event if (in the case of either clause (i) or (ii)):
•
the Company has notified Parent in writing at least three business days prior to taking such action that it intends to effect a change of recommendation, which we refer to as a “recommendation change notice”;

•
if requested by Parent, the Company has negotiated with Parent to enable Parent to propose revisions to the terms of the merger agreement in a manner that would obviate the need for making such change of recommendation during the three business day period following delivery by the Company to Parent of such recommendation change notice; provided that if there is any material revision, amendment, update or supplement to the terms of any such superior proposal, the Company must notify Parent of each such revision, amendment, update or supplement, and the applicable three business day period described above will be extended until at least two business days after receipt of such notice;

•
if Parent proposed revisions to the merger agreement during such three business day period (as such period may be extended as described in the immediately preceding bullet point), the Board has determined in good faith after consultation with its outside legal counsel and its financial advisor that such the superior proposal would nevertheless continue to constitute a super proposal if the revisions proposed by Parent were to be given effect; and

•
the Board has determined in good faith, after consultation with its outside counsel, that the failure to effect a change of recommendation would be inconsistent with its fiduciary obligations under applicable law.

Conditions to the Merger (Page 88)
The obligation of the parties to consummate the merger is subject to the satisfaction or waiver of a number of conditions, including:
•
obtaining approval by the Company’s shareholders of the proposal to approve the merger agreement, which we refer to as “Company shareholder approval”;

•
the waiting period (and any extensions thereof) applicable to the consummation of the merger under the Hart — Scott — Rodino Antitrust Improvements Act of 1976, as amended, must have expired, lapsed or been terminated;

•
no court or other governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law, statute or ordinance, common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the merger;

•
each party’s respective representations and warranties in the merger agreement must be true and correct as of the date of the merger agreement and as of the closing date, subject to certain exceptions; and

•
each party must have performed in all material respects its obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger.

Termination (Page 90)
The merger agreement may be terminated and the merger may be abandoned:
•
by mutual written consent of Parent and the Company at any time prior to the effective time of the merger;

•
by either Parent or the Company, if the effective time of the merger has not occurred on or before October 28, 2022, which we refer to as the “outside date,” except that a party to the merger agreement will not be permitted to terminate the merger agreement under this provision if the failure of such party to fulfill any obligation under the merger agreement has been the cause of or resulted in the failure of the merger to occur on or before the outside date (we refer to such a termination as an “outside date termination”), provided that such outside date will be automatically extended to April 28, 2023 if all conditions to closing are fulfilled except for the expiration of, or approval relating to, antitrust review;

•
by either Parent or the Company, if Company shareholder approval is not obtained at a special meeting of the shareholders (or at any adjournment or postponement thereof) at which a vote on the approval of the merger agreement was taken (we refer to such a termination as a “non-approval termination”);

•
by either Parent or the Company, at any time prior to the effective time of the merger, if a court or other governmental entity of competent jurisdiction has issued a final and nonappealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the merger, except that a party to the merger agreement will not be permitted to terminate the merger agreement under this provision if the failure of such party to fulfill any obligation under the merger agreement has been the cause of, or resulted in, any such action or event;

•
by the Company, at any time prior to obtaining Company shareholder approval, if (i) the Board authorizes the Company, subject to complying with the terms of the merger agreement, to enter into an alternative acquisition agreement with respect to a superior proposal and (ii) immediately prior to or concurrently with the termination of the merger agreement the Company enters into an alternative acquisition agreement with respect to a superior proposal and pays the Company termination fee (as defined below in “The Merger Agreement — Termination Fees”) (we refer to such a termination as a “superior proposal termination”)
•
by the Company, if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub set forth in the merger agreement, or any such representation and warranty has become untrue after the date of the merger agreement, such that (i) certain closing conditions applicable to the Company set forth in the merger agreement would not to be satisfied, and (ii) such breach or failure to be true is not capable of being cured by the outside date or, if capable of being cured by the outside date, is not cured prior to the earlier of (x) 30 days after written notice thereof is given by the Company to Parent or (y) the outside date, provided that the Company is not then in breach of any representation, warranty, covenant or agreement such that certain closing conditions applicable to Parent and Merger Sub under the merger agreement would not be satisfied (we refer to such a termination as a “Parent breach termination”);

•
by the Company, if (i) all closing conditions applicable to Parent and Merger Sub have been, and continue to be, satisfied (other than any condition that by its nature cannot be satisfied until closing but that is reasonably expected to be, and is cable of being, satisfied at closing), (ii) the Company has provided written notice to Parent that the Company is ready, willing and able to consummate the transactions contemplated by the merger agreement on the date that closing should occur and (iii) Parent fails to consummate the closing within three business days following the date on which Parent receives such written notice (we refer to such termination as a “Parent failure to perform termination”);

•
by Parent, prior to the effective time of the merger, if the Board (i) has effected a change of recommendation; (ii) has failed to include the Company board recommendation in this proxy statement; (iii) has recommended, adopted, approved, endorsed, or entered into or publicly proposed to recommend, adopt, approve, or endorse, or enter into any alternative acquisition agreement, any acquisition proposal or any superior proposal; (iv) has made any public recommendation in connection with a tender offer or exchange offer other than a recommendation against such tender offer or exchange offer, other than a “stop-look-and-listen” communication from the Board to the shareholders of the Company pursuant to Rule 14d-9(f) promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act”; (v) if an acquisition proposal (other than an acquisition proposal subject to Regulation 14D) has been publicly announced or disclosed, has failed to recommend against such acquisition proposal or failed to reaffirm the Company recommendation on or prior to the earlier of 10 business days after such acquisition proposal has been publicly announced or disclosed or two business days prior to the meeting of shareholders approving the merger agreement; or (vi) has formally resolved to effect or publicly announced an intention to effect any of the foregoing actions included in this bullet point (we refer to any such termination described in this bullet point as a “trigger event termination”); or

•
by Parent, prior to the effective time of the merger, if there has been a breach of any representation, warranty, covenant or agreement made by the Company set forth in the merger agreement, or any such representation and warranty has become untrue after the date of the merger agreement, such that (i) certain closing conditions applicable to Parent and Merger Sub set forth in the merger agreement would not to be satisfied, and (ii) such breach or failure to be true is not capable of being cured by the outside date or, if capable of being cured by the outside date, is not cured prior to the earlier of (x) 30 days after written notice thereof is given by Parent to the Company or (y) the outside date, provided that neither Parent nor Merger Sub is then in breach of any representation, warranty, covenant or agreement such that certain closing conditions applicable to the Company under the merger agreement would not be satisfied (we refer to such a termination as a “Company breach termination”).

Termination Fees (Page 91)
Subject to certain limitations, the Company will pay Parent a termination fee, which we refer to as the “Company termination fee,” equal to $12,760,000 in cash in the event that the merger agreement is terminated:

•
by Parent by means of a trigger event termination;

•
by the Company by means of a superior proposal termination; or

•
(i) by either Parent or the Company, prior to receipt of Company shareholder approval, by means of an outside date termination, (ii) by Parent or the Company as a result of a non-approval termination, or (iii) by Parent as a result of a Company breach termination, if (in each of the preceding clauses (i), (ii) and (iii)):

•
before the date of such termination, an acquisition proposal has been made, proposed or disclosed and not withdrawn (and in the case of a non-approval termination, publicly disclosed); and

•
within 12 months after the date of such termination, any acquisition proposal is consummated or a definitive agreement with respect to any acquisition proposal is entered into and such acquisition proposal is thereafter consummated (provided that, for these purposes, the references to “20%” in the definition of “acquisition proposal” are deemed to be references to “50%”).

Subject to certain limitations, Parent will pay the Company a reverse termination fee, which we refer to as the “Parent termination fee,” equal to $29,770,000 in the event that the merger agreement is terminated:
•
by either Parent or the Company by means of an outside date termination at a time when the Company could otherwise terminate pursuant to a Parent breach termination;

•
by the Company by means of a Parent breach termination; or

•
by the Company by means of a Parent failure to perform termination.

Appraisal Rights (Page 98)
Under the MBCA, the Company is required to state whether it has concluded that Company shareholders are, are not or may be entitled to assert appraisal rights, which are generally available to shareholders of a merging Massachusetts corporation under Section 13.02(a)(1) of the MBCA, subject to certain exceptions. For the reasons described under “Appraisal Rights,” the Company has concluded that Company shareholders may be entitled to appraisal rights. The Company and Parent reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger.
Under Part 13 of the MBCA, Company shareholders who believe they are or may be entitled to appraisal rights in connection with the merger must, in order to exercise those rights:
•
before the vote is taken, deliver to the Company a written notice of intent to demand payment for such shareholders’ shares of Company common stock if the merger is effectuated;

•
NOT vote for the proposal to approve the merger agreement; and

•
comply with other procedures under Part 13 of the MBCA.

YOUR FAILURE TO FOLLOW EXACTLY THE PROCEDURES SPECIFIED UNDER THE MBCA WILL RESULT IN THE LOSS OF ANY APPRAISAL RIGHTS. IF YOU HOLD YOUR SHARES OF COMPANY COMMON STOCK THROUGH A BANK, BROKERAGE FIRM OR OTHER NOMINEE AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BANK, BROKERAGE FIRM OR OTHER NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY YOUR BANK, BROKERAGE FIRM OR NOMINEE. SEE THE SECTION ENTITLED “APPRAISAL RIGHTS” AND THE TEXT OF PART 13 OF THE MBCA REPRODUCED IN ITS ENTIRETY AS ANNEX C TO THIS PROXY STATEMENT FOR FURTHER INFORMATION.
Delisting and Deregistration of Company Common Stock (Page 102)
If the merger is consummated, the Company common stock will be delisted from the Nasdaq Stock Market and deregistered under the Exchange Act. Accordingly, following the consummation of the merger, we would no longer file periodic reports with the Securities and Exchange Commission, which we refer to as the “SEC,” on account of the Company common stock.

Conduct of Our Business if the Merger is Not Completed (Page 102)
In the event that the merger agreement is not approved by our shareholders or if the merger is not completed for any other reason, our shareholders will not receive any consideration from Parent or Merger Sub for their shares of Company common stock. Instead, we would remain an independent public company, shares of Company common stock would continue to be listed and traded on the Nasdaq Stock Market and our shareholders would continue to be subject to the same risks and opportunities to which they currently are subject with respect to their ownership of Company common stock. If the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of our shares, including the risk that the market price of Company common stock may decline to the extent that the current market price of Company common stock reflects a market assumption that the merger will be completed. If the merger is not completed, our business could be disrupted, including our ability to retain and hire key personnel, potential adverse reactions or changes to our business relationships and uncertainty surrounding our future plans and prospects.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a Company shareholder. Please refer to the “Summary” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 103.
Q.
What is the proposed transaction and what effects will it have on the Company?

A.
The proposed transaction is the acquisition of the Company by Parent pursuant to the merger agreement. If the proposal to approve the merger agreement is approved by our shareholders and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub will merge with and into the Company, with the Company being the surviving corporation. As a result of the merger, the Company will become a wholly owned subsidiary of Parent and will no longer be a publicly held corporation, and you will no longer have any interest in our future earnings or growth. In addition, the Company common stock will be delisted from the Nasdaq Stock Market and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of Company common stock.

Q.
What will I receive if the merger is consummated?

A.
Upon completion of the merger, you will be entitled to receive the per share merger consideration of $6.30 in cash, without interest and subject to deduction for any required tax withholding, for each share of Company common stock that you own, unless you are entitled to and have properly demanded appraisal under Part 13 of the MBCA. For example, if you own 1,000 shares of Company common stock, you will receive $6,300 in cash in exchange for your shares of Company common stock, without interest and subject to deduction for any required tax withholding. You will not receive any shares of the capital stock in the surviving corporation.

Q.
How does the per share merger consideration compare to the market price of Company common stock prior to announcement of the merger?

A.
The merger consideration of $6.30 per share of Company common stock represents an approximately 123% premium to the $2.83 closing share price of Company common stock on April 28, 2022, the last full trading day prior to the announcement of the Company’s entry into the merger agreement.

Q.
What will holders of Company stock awards receive if the merger is consummated?

A.
Pursuant to the merger agreement, at the effective time of the merger:

•
each then-outstanding and unexercised Company stock option will vest in full and be surrendered by the holder thereof to the Company in consideration for an amount in cash from the Company equal to the total number of shares subject to such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such stock option; provided that, in the event that the exercise price of any such stock option is equal to or greater than the per share merger consideration, such stock option will be cancelled, without any consideration being payable in respect thereof, and have no further force or effect;

•
each then-outstanding restricted stock unit award (A) which (i) is vested as of immediately prior to the effective time of the merger, (ii) vests as a result of the occurrence of the effective time of the merger, (iii) would become vested based on the lapse of time-based vesting conditions within 12 months following the effective time of the merger, or (iv) is subject to performance-based vesting conditions, and (B) 50% of each Company restricted stock unit award that is not described in clauses (i)‑(iv) above, will be cancelled and converted into the right to receive an amount in cash equal to (x) the total number of shares subject to such restricted stock unit award (subject to the vesting terms set forth above) multiplied by (y) the per share merger consideration, without interest and less applicable taxes, on the terms set forth in the merger agreement; and

•
each Company restricted stock unit award that is not vested pursuant to the terms above will be cancelled and converted into the right to receive a cash replacement award (substituting the merger consideration for each share that was covered by the restricted stock unit) that is subject to the same general terms and conditions, including time-vesting and payment and forfeiture terms, as the restricted stock unit that it replaces.

Q.
What will holders of warrants to purchase shares of Company common stock receive if the merger is consummated?

A.
Pursuant to the merger agreement, each warrant to purchase shares of Company common stock that is then unexercised and outstanding will automatically, without any action on the part of the holder, cease to represent a warrant to purchase shares and instead represent a right by the holder upon any subsequent exercise to receive the merger consideration, provided that a holder of a warrant that properly exercises the warrant within 30 days following the public disclosure of the closing of the merger will instead be entitled to receive a payment in cash equal to the Black — Scholes-based value of such warrant in accordance with the terms of such warrant.

Q.
What will holders of Class A exchangeable shares of 1176363 B.C. Ltd. and 1176368 B.C. Ltd. receive if the merger is consummated?

A.
Pursuant to the merger agreement, at the effective time of the merger, each issued and outstanding Class A exchangeable share of each of 1176363 B.C. Ltd., a subsidiary of the Company, and 1176368 B.C. Ltd., a subsidiary of the Company, will be effectively redeemed and exchanged for the right to receive the merger consideration.

Q.
How does the Board recommend that I vote?

A.
The Board unanimously recommends that you vote (i) “FOR” approval of the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” approval of the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Q.
Why is the Board recommending that I vote “FOR” approval of the proposal to approve the merger agreement?

A.
After careful consideration of various factors described in the section entitled “The Merger — Reasons for the Merger; Recommendation of the Board of Directors” beginning on page 45, the Board, by a unanimous vote of all directors:

•
determined that the terms and conditions of the merger agreement and the merger are fair, advisable, and in the best interests of the Company and its shareholders;

•
adopted the merger agreement;

•
approved the merger;

•
directed that the merger agreement be submitted to the Company’s shareholders at a special meeting of the Company’s shareholders for their approval; and

•
recommended that the Company’s shareholders approve the merger agreement.

Q.
When do you expect the merger to be consummated?

A.
We are working towards completing the merger as soon as possible. Assuming timely satisfaction of necessary closing conditions, including the approval by our shareholders of the proposal to approve the merger agreement, we currently anticipate that the merger will be consummated promptly following the special meeting. However, we cannot guarantee that the merger will be completed in a timely fashion or at all.

Q.
What happens if the merger is not consummated?

A.
If the merger agreement is not approved by the shareholders of the Company or if the merger is not consummated for any other reason, the shareholders of the Company would not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company would remain an independent public company, and the Company common stock would continue to be listed and traded on the Nasdaq Stock Market. Under specified circumstances, the Company may be required to pay to Parent a fee with respect to the termination of the merger agreement or Parent may be required to pay to the Company a fee with respect to the termination of the merger agreement, as described in the section entitled “The Merger Agreement — Termination Fees” beginning on page 91.
Q.
Is the merger expected to be taxable to me?

A.
The exchange of shares of Company common stock for cash pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. holder (or a non-U.S. holder that is subject to U.S. federal income tax on its gain from the merger) that exchanges shares of Company common stock for cash in the merger generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) with respect to such shares and the shareholder’s adjusted tax basis in such shares. A non-U.S. Holder generally will not be subject to U.S. federal income tax with respect to exchange of shares of Company common stock for cash pursuant to the merger unless such non-U.S. Holder has certain connections to the United States. This may also be a taxable transaction under applicable state, local and/or foreign income or other tax laws. You should read “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 67 for the definition of “U.S. holder” and “non-U.S. holder” and a more detailed discussion of the U.S. federal income tax consequences of the merger. Because individual circumstances may differ, you should also consult your tax advisor for a complete analysis of the effect of the merger on your U.S. federal, state and local and/or foreign taxes.

Q.
Do any of the Company’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a shareholder?

A.
Yes. In considering the recommendation of the Board with respect to the proposal to approve the merger agreement, you should be aware that our directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of our shareholders generally. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be approved by the shareholders of the Company. See “The Merger — Interests of Company Directors and Executive Officers in the Merger” beginning on page 58.

Q.
Why am I receiving this proxy statement and proxy card or voting instruction form?

A.
You are receiving this proxy statement and proxy card or voting instruction form in connection with the solicitation of proxies by the Board for use at the special meeting because you owned shares of Company common stock as of the record date for the special meeting. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of Company common stock with respect to such matters.

Q.
When and where is the special meeting?

A.
The special meeting of shareholders of the Company will be held on [—], 2022 at [—], local time, at [—].

Q.
What am I being asked to vote on at the special meeting?

A.
You are being asked to consider and vote on:

•
a proposal to approve the merger agreement;

•
a proposal to approve, on a nonbinding advisory basis, the compensation that will or may become payable to our named executive officers in connection with the merger; and

•
a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Q.
What vote is required for the Company’s shareholders to approve the merger agreement?

A.
The approval of the merger agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Company common stock entitled to vote thereon as of the record date.

Because the affirmative vote required to approve the merger agreement is based upon the total number of outstanding shares of Company common stock, if you fail to submit a proxy or to vote in person at the special meeting, or if you vote “ABSTAIN,” or if you do not provide your bank, brokerage firm or other nominee with voting instructions, it will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.
Q.
What vote is required for the Company’s shareholders to approve the nonbinding merger-related compensation proposal and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement?

A.
Approval of the proposal regarding merger-related compensation requires the affirmative vote of a majority of the votes properly cast upon the proposal.

Approval of the proposal regarding adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, requires the affirmative vote of a majority of the votes properly cast upon the proposal, whether or not a quorum is present.
If you vote “ABSTAIN” on the nonbinding merger-related compensation proposal or the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, this will have no effect on these proposals. If you fail to submit a proxy or to vote in person at the special meeting, or if you do not provide your bank, brokerage firm or other nominee with voting instructions, your shares of Company common stock will not be voted on these proposals, and thus will have no effect on these proposals.
Q.
Why am I being asked to cast a nonbinding advisory vote to approve merger-related compensation that the Company’s named executive officers will or may receive in connection with the merger?

A.
The SEC’s rules require us to seek a nonbinding advisory vote with respect to certain payments that will or may be made to our named executive officers in connection with the merger.

Q.
What will happen if shareholders do not approve the merger-related compensation at the special meeting?

A.
Approval of merger-related compensation that our named executive officers will or may receive in connection with the merger is not a condition to completion of the merger. The vote with respect to merger-related compensation is an advisory vote and will not be binding on us. Therefore, regardless of whether shareholders approve the merger-related compensation, if the merger agreement is approved by the shareholders and the merger is completed, the compensation will still be paid to our named executive officers to the extent payable in accordance with the terms of the plans, contracts, or other legal arrangements governing such compensation.

Q.
Who can vote at the special meeting?

A.
All of our holders of Company common stock of record as of the close of business on [—], 2022, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. Each holder of Company common stock is entitled to cast one vote on each matter properly brought before the special meeting for each share of Company common stock that such holder owned as of the record date.

Q.
What is a “broker non-vote”?

A.
Banks, brokerage firms or other nominees who hold shares in “street name” for customers have the authority to vote on “discretionary” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-discretionary matters, such as the proposal to approve the merger agreement, the proposal to approve the nonbinding merger-related compensation proposal and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-discretionary matters, which we refer to generally as “broker non-votes.” Because none of the proposals to be voted on at the special meeting is a routine matter for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the special meeting.
Q.
What constitutes a quorum for the special meeting?

A.
A quorum is necessary to transact business at the special meeting, including the approval of the merger agreement and approval of the proposal regarding merger-related compensation. A majority in interest of all shares of Company common stock issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the purposes of the special meeting. Abstentions and “broker non-votes” (as described above) will be counted as present for the purpose of determining whether a quorum is present. Because none of the proposals to be voted on at the special meeting is a routine matter for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the special meeting. The special meeting may be adjourned whether or not a quorum is present.

Q.
How do I vote?

A.
If you are a shareholder of record, you may vote your shares of Company common stock, or have such shares voted, on matters presented at the special meeting in any of the following ways:

•
in person — you may attend the special meeting and cast your vote there;

•
by proxy — shareholders of record have a choice of having their shares voted by proxy by submitting a proxy in one of the following ways:

•
over the Internet — the website for Internet proxy submission is on your proxy card;

•
by using a toll-free telephone number noted on your proxy card; or

•
by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope.

If you hold your shares of Company common stock in “street name,” please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner of shares of Company common stock held in “street name” and wish to vote in person at the special meeting, you must provide a valid proxy from your bank, brokerage firm or other nominee at the special meeting.
A control number, located on your proxy card, is designed to verify your identity and allow you to submit a proxy for your shares of Company common stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Q.
What is the difference between holding shares as a shareholder of record and in “street name”?

A.
If your shares of Company common stock are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares of Company common stock, as the “shareholder of record.” This proxy statement, and your proxy card, have been sent directly to you by the Company.

If your shares of Company common stock are held through a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares of Company common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares of Company common stock, the shareholder of record. As the beneficial owner of shares of Company common stock held in “street name,” you have the right to direct your bank, brokerage firm or other nominee how to vote your shares of Company common stock by following the instructions of such bank, brokerage firm or other nominee for voting.
Q.
If my shares of Company common stock are held in “street name” by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee vote my shares of Company common stock for me?

A.
Your bank, brokerage firm or other nominee will only be permitted to vote your shares of Company common stock if you instruct your bank, brokerage firm or other nominee how to vote. You should follow the procedures provided by your bank, brokerage firm or other nominee regarding the voting of your shares of Company common stock. If you do not instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock, your shares of Company common stock will not be voted and the effect will be the same as a vote “AGAINST” the proposal to approve the merger agreement and your shares of Company common stock will not have an effect on approval of the nonbinding merger-related compensation or the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Q.
How can I change or revoke my proxy?

A.
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a later-dated proxy through any of the methods available to you, by giving written notice of revocation to our Secretary at GTY Technology Holdings Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199, which must be filed with the Secretary by the time the special meeting begins, or by attending the special meeting and voting in person. Attendance at the special meeting alone will not revoke your proxy.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Company common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company common stock is called a “proxy card.” The Board has designated Jon C. Bourne, William D. Green and Harry L. You, and each of them singly, with full power of substitution, as proxies for the special meeting.

Q.
If a shareholder gives a proxy, how will its shares of Company common stock be voted?

A.
Regardless of the method you choose to submit your proxy, the individuals named on the enclosed proxy card, as your proxies, will vote your shares of Company common stock in the way that you indicate. When completing the Internet or telephone proxy processes or the enclosed proxy card, you may specify whether your shares of Company common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Company common stock should be voted on a matter, the shares represented by your properly signed proxy will be voted (i) “FOR” the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
Q.
How are votes counted?

A.
With respect to the proposal to approve the merger agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposal to approve the merger agreement.

With respect to the proposal regarding merger-related compensation and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will have no effect on these proposals.

Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If you hold shares of Company common stock in more than one account, you may receive more than one proxy or set of voting instructions relating to the special meeting. These should each be voted or returned separately in accordance with the instructions provided in this proxy statement in order to ensure that all of your shares of Company common stock are voted.

Q.
What happens if I sell my shares of Company common stock before the special meeting?

A.
The record date for shareholders entitled to vote at the special meeting is earlier than both the date of the special meeting and the consummation of the merger. If you transfer your shares of Company common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares and each of you notifies the Company in writing of such special arrangements, you will retain your right to vote such shares at the special meeting but will transfer the right to receive the per share merger consideration to the person to whom you transfer your shares. You will also lose the ability to exercise appraisal rights, if available, with respect to such shares in connection with the merger.

Q.
Who will solicit and pay the cost of soliciting proxies?

A.
The Company will pay all expenses of filing, printing and mailing this proxy statement, including solicitation expenses. The Company has engaged Morrow Sodali LLC, 509 Madison Avenue, New York, NY 10022, which we refer to as “Morrow Sodali,” to assist in the solicitation of proxies for the special meeting. The Company estimates that it will pay Morrow Sodali a fee of approximately $17,000, plus certain per holder charges for any calls made to holders of Company common stock. The Company will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, expenses, losses, damages, liabilities and judgments. The Company may also reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares of Company common stock for their expenses in forwarding soliciting materials to beneficial owners of Company common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.
What do I need to do now?

A.
Even if you plan to attend the special meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your shares are represented at the special meeting. If you hold your shares of Company common stock in your own name as the shareholder of record, please submit a proxy for your shares of Company common stock by (a) completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope, (b) using the telephone number printed on your proxy card or (c) using the Internet proxy instructions printed on your proxy card. If you decide to attend the special meeting and vote in person, your vote by ballot at the meeting will revoke any proxy previously submitted. If you are a beneficial owner of shares of Company common stock held in “street name,” please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

Q.
Should I send in my stock certificates now?

A.
No. A letter of transmittal will be mailed to you promptly, and in any event within three business days, after the effective time of the merger, describing how you should surrender your shares of Company common stock for the per share merger consideration. If your shares of Company common stock are held in “street name” by your bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your “street name” shares of Company common stock in exchange for the per share merger consideration. Please do NOT return your stock certificate(s) with your proxy.

Q.
What should I do if I have lost my stock certificate?

A.
If you have lost your stock certificate, please contact our transfer agent, Broadridge Corporate Issuer Solutions, Inc., at is (877) 830-4936, to obtain replacement certificates.

Q.
May I exercise appraisal rights instead of receiving the per share merger consideration for my shares of Company common stock?

A.
For the reasons described under “Appraisal Rights,” the Company has concluded that Company shareholders may be entitled to appraisal rights. The Company and Parent reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger. Under Part 13 of the MBCA, Company shareholders who believe they are or may be entitled to appraisal rights in connection with the merger must, in order to exercise those rights:

•
before the vote is taken, deliver to the Company a written notice of intent to demand payment for such shareholders’ shares of Company common stock if the merger is effectuated;

•
NOT vote for the proposal to approve the merger agreement; and

•
comply with other procedures under Part 13 of the MBCA.

See “Appraisal Rights” beginning on page 98. In addition, the text of Part 13 of the MBCA is reproduced in its entirety as Annex C to this proxy statement.
Q.
Are there any other risks to me from the merger that I should consider?

A.
Yes. There are risks associated with all business combinations, including the merger. See “Cautionary Statement Concerning Forward-Looking Information” beginning on page 23.

Q.
Who can help answer my other questions?

A.
If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of Company common stock, or need additional copies of this proxy statement or the enclosed proxy card, please contact Morrow Sodali, our proxy solicitor, by telephone at (800) 662-5200 (toll free) or (203) 658-9400 or by email at GTYH@info.morrowsodali.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
Statements in this proxy statement regarding the proposed transaction among Parent, Merger Sub and the Company, the expected timetable for completing the transaction, future financial and operating results, future opportunities for the combined company and any other statements about Parent, Merger Sub and the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control. Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed merger, including the approval of the merger agreement by the Company’s shareholders, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed merger. There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.

THE SPECIAL MEETING
Time, Place and Purpose of the Special Meeting
This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the Board for use at the special meeting to be held on [—], 2022, starting at [—], local time, at [—], or at any adjournment or postponement thereof. At the special meeting, holders of Company common stock will be asked to approve the proposal to approve the merger agreement, to approve the nonbinding merger-related compensation proposal and to approve the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
Our shareholders must approve the merger agreement in order for the merger to be consummated. If our shareholders fail to approve the merger agreement, the merger will not be consummated. A copy of the merger agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully in its entirety.
Record Date and Quorum
We have fixed the close of business on [—], 2022 as the record date for the special meeting, and only holders of record of Company common stock on the record date are entitled to vote at the special meeting. You are entitled to receive notice of, and to vote at, the special meeting if you owned shares of Company common stock at the close of business on the record date. On the record date, there were [—] shares of Company common stock outstanding and entitled to vote. Each share of Company common stock entitles its holder to one vote on all matters properly coming before the special meeting.
A majority of the shares of Company common stock that are issued, outstanding and entitled to vote at the close of business on the record date and present in person or represented by proxy, at the special meeting constitutes a quorum for the purposes of the special meeting. Shares of Company common stock represented at the special meeting but not voted, including shares of Company common stock for which a shareholder directs voting “ABSTAIN,” as well as broker non-votes (described below), will be counted for purposes of establishing a quorum. Because none of the proposals to be voted on at the special meeting is a routine matter for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the special meeting. A quorum is necessary to transact business at the special meeting, including the approval of the merger agreement and approval of the nonbinding merger-related compensation proposal. The special meeting may be adjourned whether or not a quorum is present. Once a share of Company common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any recess or adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established. In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned or recessed.
Attendance
Only shareholders of record or their duly authorized proxies or beneficial owners with proof of ownership have the right to attend the special meeting. If your shares of Company common stock are held through a bank, brokerage firm or other nominee, please bring to the special meeting a copy of your brokerage statement evidencing your beneficial ownership of Company common stock. If you are the representative of a corporate or institutional shareholder, you must present proof that you are the representative of such shareholder.
Vote Required
Approval of the proposal to approve the merger agreement requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Company common stock entitled to vote thereon as of the record date. For the proposal to approve the merger agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Voting “ABSTAIN” will not be counted as a vote cast in favor of the proposal to approve the merger agreement but will count for the purpose of determining whether a quorum is present. If you fail to submit a proxy or to vote in person at the special meeting, or if you vote “ABSTAIN,” it will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

If your shares of Company common stock are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares of Company common stock, the “shareholder of record.” This proxy statement and proxy card have been sent directly to you by the Company.
If your shares of Company common stock are held through a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares of Company common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares of Company common stock, the shareholder of record. As the beneficial owner of shares of Company common stock held in “street name,” you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following the instructions of such bank, brokerage firm or other nominee for voting. If you hold your shares of Company common stock in “street name,” please contact your bank, brokerage firm or other nominee for the instructions of such bank, brokerage firm or other nominee on how to vote your shares. Please note that if you are a beneficial owner of shares of Company common stock held in “street name” and wish to vote in person at the special meeting, you must provide a valid proxy from your bank, brokerage firm or other nominee at the special meeting.
Banks, brokerage firms or other nominees who hold shares in “street name” for customers have the authority to vote on “discretionary” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-discretionary matters, such as the proposal to approve the merger agreement, the nonbinding merger-related compensation proposal and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-discretionary matters, which we refer to generally as “broker non-votes.” These broker non-votes will be counted for purposes of determining a quorum, but will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement. Because none of the proposals to be voted on at the special meeting is a routine matter for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the special meeting.
Approval of the nonbinding merger-related compensation proposal and approval of the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, require the affirmative vote of a majority of the votes properly cast upon the respective proposals. For the nonbinding merger-related compensation proposal and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate if there are insufficient votes at the time of the special meeting to approve the merger agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For purposes of each of these proposals, if you fail to submit a proxy or to vote in person at the special meeting, or if you have given a proxy and vote “ABSTAIN,” the shares of Company common stock will not be counted in respect of, and will not have any effect on, the proposal.
If you are a shareholder of record, you may vote your shares of Company common stock, or have such shares voted, on matters presented at the special meeting in any of the following ways:
•
in person — you may attend the special meeting and cast your vote there; or

•
by proxy — shareholders of record have a choice of having their shares voted by proxy by submitting a proxy in one of the following ways:

•
over the Internet — the website for Internet proxy submission is on your proxy card;

•
by using a toll-free telephone number noted on your proxy card; or

•
by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope.

If you are a beneficial owner of Company common stock held in “street name,” you will receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares of Company common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner of Company common stock held in “street name” and wish to vote in person at the special meeting, you must provide a valid proxy from your bank, brokerage firm or other nominee.
A control number, located on your proxy card, is designed to verify your identity and allow you to submit a proxy for your shares of Company common stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Secretary by the time the special meeting begins. Please do not send in your stock certificates with your proxy card. Following the consummation of the merger, a separate letter of transmittal will be mailed to you that will enable you to surrender your stock certificates and receive the per share merger consideration.
If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named as your proxies on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of Company common stock in the way that you indicate. When completing the Internet or telephone proxy processes or the enclosed proxy card, you may specify whether your shares of Company common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.
If you properly sign your proxy card but do not mark the boxes showing how your shares of Company common stock should be voted on a matter, the shares of Company common stock represented by your properly signed proxy will be voted (i) “FOR” the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
If you have any questions or need assistance voting your shares, please contact Morrow Sodali, our proxy solicitor, by telephone at (800) 662-5200 (toll free) or (203) 658-9400 or by email at GTYH@info.morrowsodali.com.
IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR SHARES OF COMPANY COMMON STOCK PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.
Concurrently with the entry into the merger agreement, all of the directors and certain of the executive officers, collectively owning approximately 13% of the outstanding shares of Company common stock, entered into the voting agreements, which we refer to as “voting agreements,” with Parent. Pursuant to the voting agreements, such directors and executive officers have agreed to, among other things, vote all shares of capital stock of the Company that they beneficially own in favor of approving the merger agreement and the transactions contemplated thereby, including the merger.
Shares Owned by Our Directors and Executive Officers
As of the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate, [—] shares of Company common stock, representing approximately [—]% of the outstanding shares of Company common stock on the record date.
All of the directors and executive officers entitled to vote on the proposals have informed the Company that they currently intend to vote all of their shares of Company common stock (i) “FOR” the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal and (iii) “FOR” the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Proxies and Revocation
Any shareholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet, or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person at the special meeting. If your shares of Company common stock are held in “street name” by your bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your shares of Company common stock using the instructions provided by your bank, brokerage firm or other nominee. If you fail to submit a proxy or to vote in person at the special meeting, or if you vote “ABSTAIN,” or if you do not provide your bank, brokerage firm or other nominee with voting instructions, your shares of Company common stock will not be voted on the proposal to approve the merger agreement, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a later-dated proxy through any of the methods available to you, by giving written notice of revocation to our Secretary, which must be received by the Company at 800 Boylston Street, 16th Floor, Boston, MA 02199 by the time the special meeting begins, or by attending the special meeting and voting in person. Attendance at the special meeting alone will not revoke your proxy.
Adjournments and Recesses
Although it is not currently expected, the special meeting may be adjourned or recessed, including for the purpose of soliciting additional proxies, if there are insufficient votes at the time of the special meeting to approve the merger agreement or if a quorum is not present at the special meeting. Other than an announcement to be made at the special meeting of the time, date and place of an adjourned meeting, an adjournment generally may be made without notice. Any adjournment or recess of the special meeting for the purpose of soliciting additional proxies will allow the Company’s shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or recessed.
Appraisal Rights
For the reasons described under “Appraisal Rights” beginning on page 98, the Company has concluded that Company shareholders may be entitled to appraisal rights. The Company and Parent reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger.
Under Part 13 of the MBCA, Company shareholders who believe they are or may be entitled to appraisal rights in connection with the merger must, in order to exercise those rights:
•
before the vote is taken, deliver to the Company a written notice of intent to demand payment for such shareholders’ shares of Company common stock if the merger is effectuated;

•
NOT vote for the proposal to approve the merger agreement; and

•
comply with other procedures under Part 13 of the MBCA.

Your failure to follow exactly the procedures specified under the MBCA will result in the loss of any appraisal rights. If you hold your shares of Company common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or nominee. See the section entitled “Appraisal Rights” and the text of Part 13 of the MBCA reproduced in its entirety as Annex C to this proxy statement for further information.
Solicitation of Proxies; Payment of Solicitation Expenses
The Company has engaged Morrow Sodali LLC, 509 Madison Avenue, New York, NY 10022, to assist in the solicitation of proxies for the special meeting. The Company estimates that it will pay Morrow Sodali a fee of approximately $17,000, plus certain per holder charges for any calls made to holders of Company common stock. The Company will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, expenses, losses, damages, liabilities and judgments. The Company may also reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares of Company common stock for their expenses in forwarding soliciting materials to beneficial owners of Company common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Questions and Additional Information
If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Morrow Sodali, our proxy solicitor, by telephone at (800) 662-5200 (toll free) or (203) 658-9400 or by email at GTYH@info.morrowsodali.com.

PARTIES TO THE MERGER
THE COMPANY
GTY Technology Holdings Inc.
800 Boylston Street, 16th Floor
Boston, MA 02199
(877) 465-3200
GTY is a software-as-a-service, or SaaS, company that offers a primarily cloud-based suite of solutions for the public sector in North America. GTY brings government technology companies together to achieve a new standard in citizen engagement and resource management. GTY solutions provide public sector organizations with the ability to communicate, engage, interact, conduct business, and transact with their constituents in procurement, payments, grants management, budgeting, and permitting.
GTY operates through the following subsidiaries: Bonfire Interactive Ltd., a Canadian company provides strategic sourcing and procurement SaaS to enable confident and compliant spending decisions; CityBase, Inc. and its wholly owned subsidiary, The Department of Better Technology, Inc. provide government payment solutions to connect constituents with utilities and government agencies; eCivis® Inc. offers a grants management system to maximize grant revenues and track performance; Open Counter Enterprises Inc. provides government permitting SaaS to guide applicants through complex permitting and licensing procedures; Questica® Software Inc. and Questica USCDN Inc., Canadian companies, and Questica Ltd., a U.S. subsidiary, offer budget preparation and management SaaS and software to deliver on financial and non-financial strategic objectives; Sherpa Government Solutions LLC provides public-sector budgeting SaaS, software and consulting services.
GTY was incorporated in the Commonwealth of Massachusetts in September 2018 and shares of GTY common stock are traded on the Nasdaq Stock Market under the symbol “GTYH.” The principal executive offices of GTY are located at 800 Boylston Street, 16th Floor, Boston, MA 02199, and our telephone number is (877) 465-3200.
For more information about the Company, see “Where You Can Find More Information” beginning on page 103.
PARENT
GI Georgia Midco, Inc.
c/o GI Manager, L.P.
6720 North Scottsdale Road, Suite 350
Scottsdale, AZ 85253
(623) 887-4320
GI Georgia Midco, Inc. is a Delaware corporation that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the merger and the other transactions contemplated thereby. Parent is an affiliate of investment funds advised by GI Partners and has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement and the related financing transactions. Upon completion of the merger, the Company will be a wholly owned subsidiary of Parent. The principal executive offices of Parent are located at 6720 North Scottsdale Road, Suite 350, Scottsdale, AZ 85253, and its telephone number is (623) 887-4320.

MERGER SUB
GI Georgia Merger Sub Inc.
c/o GI Manager, L.P.
6720 North Scottsdale Road, Suite 350
Scottsdale, AZ 85253
(623) 887-4320
GI Georgia Merger Sub Inc. is a Massachusetts corporation that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the merger and the other transactions contemplated thereby. Merger Sub is a wholly owned subsidiary of Parent and has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement and the related financing transactions. Upon the completion of the merger, Merger Sub will cease to exist and the Company will continue as the surviving corporation of the merger, which we refer to as the “surviving corporation.” The principal executive offices of Merger Sub are located at 6720 North Scottsdale Road, Suite 350, Scottsdale, AZ 85253, and its telephone number is (623) 887-4320.

THE MERGER
This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully as it is the legal document that governs the merger.
The merger agreement provides that Merger Sub will merge with and into the Company. The Company will be the surviving corporation in the merger and will continue to do business following the merger. As a result of the merger, the Company will become a privately held company and will cease to be listed on any public market. You will not own any shares of the capital stock of the surviving corporation.
Overview of the Merger
The Company, Parent and Merger Sub entered into the merger agreement on April 28, 2022. Under the terms of the merger agreement, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent. In connection with the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares and dissenting shares) will be automatically converted into the right to receive the per share merger consideration, without interest and subject to deduction for any required tax withholding.
Following and as a result of the merger:
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Company shareholders will no longer have any interest in, and will no longer be shareholders of, the Company, and will not participate in any of the Company’s future earnings or growth;

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shares of Company common stock will no longer be listed on the Nasdaq Stock Market, and price quotations with respect to shares of Company common stock in the public market will no longer be available; and

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the registration of shares of Company common stock under the Exchange Act will be terminated.

Directors and Officers of the Surviving Corporation
The directors of Merger Sub immediately prior to the effective time of the merger will be the initial directors of the surviving corporation. The officers of the Company immediately prior to the effective time of the merger will be the initial officers of the surviving corporation.
Background of the Merger
The Board, together with members of the Company’s senior management, regularly reviews and assesses the Company’s business and competitive landscape and periodically reviews and assesses strategic alternatives available to maximize value to shareholders.
After the consummation in February 2019 of the business combination pursuant to which the Company acquired Bonfire Interactive Ltd., CityBase, Inc., eCivis® Inc., Open Counter Enterprises Inc., Questica Software Inc. and Questica USCDN Inc., and Sherpa Government Solutions LLC (referred to herein as Bonfire, CityBase, eCivis, OpenCounter, Questica and Sherpa, respectively), the Board, together with the Company’s senior management, initiated a review of the Company’s businesses in the fourth quarter of 2019 with the objective of improving the Company’s operating performance. As part of this review, Harry You, Vice Chairman of the Board, discussed a process for considering strategic alternatives with other members of the Board, and assessed alternative financial advisors for such a process, including Credit Suisse Securities (USA) LLC, which we refer to as “Credit Suisse.” Discussions of this nature occurred throughout 2019. Members of the Board engaged in preliminary discussions with Credit Suisse concerning the Company’s markets, business, and prospects in December 2019.
In December 2019, representatives of the Company, including Mr. You, held discussions with representatives of Credit Suisse regarding the Company’s evaluation of a potential sale of the Company. Credit Suisse provided preliminary views on potential bidders for the Company and an illustrative timeline for a potential transaction. Later in December 2019, at the direction of the Mr. You in his capacity as Vice

Chairman of the Board, Credit Suisse initiated an outreach to potentially interested parties to gauge their interest in a strategic transaction involving the Company, as further described below.
On January 20, 2020, the Board held a special meeting. Participating at the request of the Board were representatives of the Company’s outside legal counsel. The purpose of the meeting was to discuss and vote on certain matters relating to the Company’s process for considering strategic alternatives, which process Mr. You had discussed previously in separate conversations with members of the Board. Representatives of the Company’s outside legal counsel provided an overview of the specific matters related to the process and advised about various corporate governance matters. The Board discussed various strategic alternatives available to the Company, including the continued operation of the Company on a standalone basis and the sale of the Company as a whole, the background and reasoning behind potentially undertaking the process, the pros and cons of engaging in the process, the potential effect on the Company’s business if the process were to be prematurely disclosed to the Company’s employees, and the desire to maximize shareholder value. The Board authorized, ratified and approved the retention of Credit Suisse, effective as of December 20, 2019, as the Company’s financial advisor with respect to a potential strategic transaction and actions previously taken by any member of the Board in connection with the selection and retention of Credit Suisse. Additionally, the Board broadly authorized the consideration of strategic alternatives, including potential mergers, acquisitions, joint ventures, investments, sales of all or part of the equity, business or assets of the Company or other significant corporate transaction, and actions necessary, appropriate or desirable for such consideration.
On January 30, 2020, the Board held a special meeting. Representatives of Credit Suisse attended a portion of the meeting during which they reviewed with the Board the Company’s current business, financial performance, cash flow profile, historical share price performance, public market trading and consolidated finances. Representatives of Credit Suisse at that meeting also provided an update regarding the process undertaken for the evaluation of strategic alternatives since December 2019, including outreach to a total of 61 parties, 13 being strategic and 48 being financial sponsors, and the execution of nondisclosure agreements by 35 of those parties, three being strategic and 32 being financial sponsors, one of which was GI Partners. Each non-disclosure agreement contained standstill obligations with a term of 12 months that automatically terminate upon the signing of a definitive agreement with a third party for the sale of the Company. Of the 35 parties that signed nondisclosure agreements, 27 elected to meet with a representative the Company, three of which were strategic and 24 of which were financial sponsors (including GI Partners). Active parties (including GI Partners) were sent a bid instruction letter with a deadline for a non-binding indication of interest of January 27, 2020. As of January 29, 2020, two global private equity firms, which we refer to as “Party A” and “Party G,” had submitted non-binding indications of interest to the Company. The non-binding indications of interest from Party A and Party G had proposed an acquisition of the outstanding shares of Company common stock at purchase prices of $5.75 – $6.25 per share and $8.00 – $9.00 per share, respectively, but, as discussed further below, the parties decided not to pursue the opportunity in February or March 2020. A potential strategic buyer, a multinational enterprise software company, which we refer to as “Party H,” remained active, with two of its representatives having met with Company management on January 29, 2020. Four other parties had expressed potential interest in acquiring part, but not all, of the Company. Credit Suisse reviewed with the Board comments received from the parties that had been contacted, including regarding the industry and end market, timing, business fundamentals and valuation perceptions, and summarized the indications of interest that had been received and the next steps in the process. The Board instructed Credit Suisse to invite Party A and Party G to conduct further due diligence given that they had each submitted an indication of interest and the others had not yet done so.
In connection with the 2020 process, GI Partners was contacted, discussed the opportunity with representatives of Credit Suisse, and subsequently spoke with Mr. You and another representative of the Company. However, GI Partners declined to further pursue the opportunity at that time.
During February 2020, Party A and Party G received access to a virtual data room with information on the Company and held additional due diligence meetings with Company management.
On February 5, 2020, Party H communicated that it would not pursue the opportunity.
On February 10, 2020, the Board held a regular meeting with members of senior management present for certain portions. Also participating, at the request of the Board, were representatives of the Company’s outside legal counsel. Mr. You updated the Board regarding the status of the Board’s review of potential strategic alternatives. The Company’s outside legal counsel advised regarding recommended protocols to be followed with respect to the Board’s consideration of such alternatives. Stephen Rohleder, then-Chief Executive Officer of the Company, presented, and the Board commented on, talking points for use in discussions with leaders of business units regarding the strategic alternatives review. The Board directed Company management to publicly disclose the initiation of the strategic review.
On February 14, 2020, in connection with the announcement that the Company had entered into a definitive credit agreement providing for an unsecured loan, the Company announced that it was reviewing a broad range of potential strategic alternatives focused on maximizing shareholder value, including, among others, continuing to execute on the Company’s business plan on a standalone basis or entering into one or more potential strategic transactions. The Company further announced that it had retained Credit Suisse to serve as financial advisor to assist in such review.
On February 25, 2020, Party G had a meeting with Company management. In the days following the meeting, Party G communicated that it would not pursue the opportunity further. Party G also stated that one of its portfolio companies may be interested in acquiring an asset of the Company but not the Company as a whole. Subsequently, however, that portfolio company communicated it was not interested in exploring a transaction regarding such asset and Party G and its portfolio company ceased their engagement in the process.
On March 9, 2020, the Board held a special meeting with members of senior management and representatives of Credit Suisse attending and present for certain portions. Credit Suisse updated the Board on potential strategic alternatives, discussing the status of engagement with certain interested parties and whether such parties were interested in a transaction related to the entire Company or an acquisition of one or more of its subsidiaries or businesses. They also discussed parties that had determined not to proceed in the strategic transactions process, as well as a small number of additional potentially interested parties that were in the process of negotiating nondisclosure agreements or otherwise had not yet engaged in substantial diligence.
During March 2020, various interested parties, including Party A, conducted meetings with Company management to evaluate the business and prospects of the Company. In late March 2020, Party A communicated that it had decided not to pursue the opportunity.
On March 30, 2020, in connection with the Company’s announcement of the resignation of Mr. Rohleder as President and Chief Executive Officer and Chairman of the Board and the appointment of TJ Parass as President and Chief Executive Officer and a director of the Company, the Company announced that it was continuing to review strategic alternatives to strengthen its operating structure and to best position the Company to be cash flow breakeven and self-sufficient.
During the summer of 2020, Company management had preliminary discussions with GI Partners regarding a possible investment in a preferred security of the Company, but the Board ultimately determined not to pursue that potential investment.
On November 5, 2020, in connection with the Company’s third quarter earnings announcement, the Company announced that the Board (i) had concluded its review of potential strategic alternatives that it announced in February 2020 and (ii) had determined that in light of continuing uncertainties arising from the global COVID-19 pandemic and positive developments in the Company’s financial performance over the prior two quarters, it was in the best interests of the Company’s shareholders to focus on executing the Company’s standalone business plan. In that announcement, the Company also stated that although its review of potential strategic alternatives had concluded, the Company would continue to evaluate all opportunities to drive growth and enhance shareholder value.
In May 2021, Mr. You in his capacity as Vice Chairman of the Board requested that Credit Suisse conduct a further outreach to interested parties in order to assess interest in a potential transaction with the Company.
On June 3, 2021, certain members of the Board held a video conference with representatives of Credit Suisse participating. Credit Suisse provided an update on market conditions, reviewed comments from bidders in the prior outreach and discussed potentially interested parties to contact as part of the 2021 outreach.
On June 10, 2021, Mr. You, Mr. Green, Mr. Parass and the Company’s Chief Financial Officer met to discuss potentially interested parties and information needed for them.

Between late May 2021 and September 2021, at the direction of the Company, Credit Suisse contacted seven parties (Parties A, L, M and N; GI Partners; and two other private equity firms, which we refer to as “Party K” and “Party O,” respectively), all of which had participated in the prior outreach, to explore their interest in a potential transaction with the Company. These parties were selected based on, among other things, their perceived level of interest in acquiring the Company and their engagement during the prior outreach. At the direction of Mr. You in his capacity as Vice Chairman of the Board, Credit Suisse also separately contacted Party G and Party H to explore their respective interest in a potential transaction with the Company. Each party communicated that it was not interested in pursuing the transaction. During this time, in addition to the seven parties contacted (excluding Party G and Party H), two additional potential buyers (one of which was a strategic buyer that we refer to as “Party J” and one of which was a private equity firm that we refer to as “Party P”) approached the Company and Credit Suisse and indicated their interest in exploring a transaction with the Company. All of those nine parties, which we refer to as the “2021 Parties,” executed extensions to their existing non-disclosure agreements (including extensions to the standstill provisions) or signed new non-disclosure agreements containing standstill provisions and subsequently received information on the Company, including key historical and projected financial information and other business information. In addition, during this period, a strategic party (which we refer to as “Party I”) contacted the Company to explore a structured transaction related to an intellectual property asset sale and license-back and provided a high-level term sheet.
On August 23, 2021, Party A indicated to Credit Suisse verbally and via email that it was interested in acquiring the Company based on an enterprise value range of $500 million to $525 million. After a request from the Company for more clarity regarding the indication, Party A did not specify a value per share or submit a formal bid letter to the Company.
On or about August 25, 2021, Party A discussed with Mr. You certain matters relating to the process for, and Party A’s interest in, acquiring the Company.
Between August 2021 and December 2021, eight of the nine 2021 Parties held video conferences with Company management to discuss the business, prospects and financial information of the Company. Party P did not meet with management and indicated that it was interested only in certain assets of the Company rather than the Company as a whole. During this time, and after holding video conferences with Company management, Parties M, L, J and N and GI Partners indicated that they would not pursue the opportunity. Party K indicated that it would not pursue the opportunity further at that time but might re-engage at a later date. Party O indicated that it would need full access to due diligence and Company management before it could decide whether to proceed with the opportunity.
On January 19, 2022, Party A and Party O held video calls with Company management to discuss the business, including performance for the fourth quarter and full year of 2021.
On February 4, 2022, Party A held an additional video conference call with Company management to discuss the business, prospects and financial performance of the Company, among other topics.
On February 7, 2022, Party A met with Mr. You to discuss its interest in the Company and potential next steps in exploring a transaction. On that same date, a technology-focused financial sponsor, which we refer to as “Party B,” met with Mr. Parass to discuss its interest in the Company and was referred by Mr. Parass to Credit Suisse.
On or around February 9, 2022, GI Partners spoke to representatives from Credit Suisse and communicated its interest in re-engaging in the opportunity to explore a potential transaction with the Company. At the direction of the Company, Credit Suisse shared with GI Partners information relating to the Company’s performance in the fourth quarter of 2021 and 2022 budget.
On February 11, 2022, Party A held a video conference call with Company management to discuss key information required by Party A as part of its due diligence on the Company.
On February 14, 2022, Mr. You discussed with representatives of GI Partners certain considerations regarding earn-out obligations from the Company’s 2018 business combination agreements. From time to time, Mr. You engaged in discussions with representatives of GI Partners and Party A regarding their interest in a transaction with the Company and the Company’s strategic process.

On February 15, 2022, representatives of GI Partners submitted a letter indicating its interest in acquiring 100% of the Company, and later that day discussed such letter with Mr. You. That letter did not specify a price. On the same day, at the request of the Company, representatives of Credit Suisse conducted a call with Party B, which had approached the Company and indicated its interest in exploring a transaction.
Also on February 15, 2022, representatives of Ropes & Gray LLP, which we refer to as “Ropes & Gray,” counsel for GI Partners, discussed with outside counsel to the Company certain considerations regarding earn-out obligations from the Company’s 2018 business combination agreements.
On February 16, 2022, Party A held a video conference call with authorized representatives of the Board (specifically, Mr. Green, Mr. Tucci and Mr. You) to discuss Party A’s interest in acquiring the Company and potential next steps in the process.
On February 17, 2022, Party K contacted Credit Suisse and indicated its interest in re-engaging in the opportunity to evaluate a potential transaction with the Company. At the direction of the Company, over the following week, Credit Suisse shared with Party K information regarding the Company’s performance in the fourth quarter of 2021 and 2022 budget and offered a meeting with Company management. In the following weeks, Party K informed Credit Suisse that it would not proceed given the market volatility at that time. Party K indicated that it would contact Credit Suisse once market conditions normalized.
On February 22, 2022, Party A and GI Partners separately held due diligence video conference calls with Company management to discuss the Company’s business, prospects and financial performance, among other topics.
On February 23, 2022, Credit Suisse and the Company received an indication of interest from Party A that proposed the acquisition of the outstanding shares of the Company at a purchase price of $5.85 per share, provided that the CityBase and eCivis earn-out obligations would be assumed by the buyer, and requested exclusivity. The Company did not provide exclusivity to Party A.
On February 25, 2022, Mr. You and the Company’s outside counsel discussed with representatives of GI Partners and Ropes & Gray certain considerations regarding capitalization of the Company, including the earn-out obligations from the Company’s 2018 business combination agreements.
Also on February 25, 2022, representatives from GI Partners spoke with Messrs. You, Green and Tucci to provide an overview of GI Partners and convey its interest in acquiring the Company.
On February 28, 2022, after having executed a non-disclosure agreement, Party B received information on the Company’s performance for the fourth quarter of 2021 and 2022 budget and was offered a meeting with Company management.
Also on February 28, 2022, Mr. You informed a representative of GI Partners that the Company received an indication of interest from another potential acquiror and that the Company’s financial projections would be forthcoming the following week. Mr. You and the representative of GI Partners also discussed certain considerations regarding earn-out obligations from the Company’s 2018 business combination agreements.
In late February 2022, at the direction of the Company, Credit Suisse offered Party O another diligence meeting with Company management. Party O did not schedule that meeting.
On March 1, 2022, a representative of GI Partners discussed with Mr. You certain considerations relating to the bid process, including the fact that GI Partners intended to submit an indication of interest the following day.
On March 2, 2022, Credit Suisse and the Company received an indication of interest from GI Partners that proposed an acquisition of the outstanding shares of the Company at a purchase price of $5.85 per share, assuming that the Company would settle certain earn-out obligations under its 2018 business combination agreements prior to the closing of the merger and requested exclusivity. The Company did not provide exclusivity to GI Partners. On that same date, Company management met with a private equity firm, which we refer to as “Party C,” and referred Party C to Credit Suisse.
Also on March 2, 2022, Party B held a video conference call with Company management to discuss the business, prospects and financial performance of the Company, among other topics.

On March 4, 2022, the Board held a telephonic and video conference special meeting, with members of senior management participating for certain portions. Also participating were representatives of Credit Suisse and the Company’s outside legal counsel. The meeting was convened to consider the indications of interest from GI Partners and Party A.
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The Company’s General Counsel advised the Board regarding key legal considerations, including the fiduciary duties of directors in considering a possible strategic transaction, the retention of outside experts, factors pertinent to assessing an offer to purchase the Company, the importance of monitoring negotiations, the potential of obtaining a fairness opinion, the need for shareholder approval, and the evaluation of potential conflicts of interest affecting the members of the Board.

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The Company’s Chief Executive Officer provided a brief overview, prior to Credit Suisse joining the meeting, of his discussions with another investment bank for the Board to consider retaining as an additional financial advisor in connection with its evaluation of proposals. After discussion, the Board decided not to retain a second financial advisor.

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The Company’s Chief Financial Officer discussed the Company’s existing financial projections and described the various factors affecting the Company’s ability to achieve the growth described therein, including the need for additional capital. The Chief Financial Officer was instructed to refine the projections in light of the discussion at the meeting. We refer to these refined projections as the “Original Projections.” See “— Certain Prospective Financial Information” beginning on page 55 for additional information.

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The representative of the global law firm further advised the Board regarding legal considerations relating to a potential sale of the Company, including the duty of the Board to act in the best interest of the shareholders, the duty of care, the duty of loyalty, and the disclosure of any potential conflicts of interest among the directors in respect of such a sale.

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Representatives of Credit Suisse summarized the process conducted by Credit Suisse, including the initial engagement of Credit Suisse by the Company in December 2019, the process previously conducted for the Company’s strategic review in 2020, the Company’s request for further outreach by Credit Suisse in May 2021, the recent receipt of the indications of interest from GI Partners and Party A, the receipt of a high-level indication of interest from a Party I to acquire the Company’s intellectual property and license it back to the Company, and the continuing evaluation of the Company by additional parties considering the possible submission of indications of interest.

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The Board discussed the relative merits and risks of the various strategic alternatives available to the Company, including the sale of the entire company, the proposal for an intellectual property sale and license-back transaction received on February 20, 2022, securing a major investment in the Company by a third party, or continuing the business without a sale or major investment.

On March 5, 2022, representatives of GI Partners discussed with Mr. You certain matters relating to the indication of interest submitted on March 2, 2022, and Mr. You informed them that the Company’s financial projections would be forthcoming the following week, and GI would have an opportunity to submit a revised indication of interest for further consideration by the Board.
On March 9, 2022, the Board authorized by unanimous written consent the transmission of the Original Projections to GI Partners, Party A and other parties that submit indications of interest and are subsequently invited to conduct further due diligence on the Company.
On March 9 and March 10, 2022, at the direction of the Board, representatives of Credit Suisse had discussions with GI Partners and Party A, respectively, and indicated that financial projections and certain other data would be made available shortly after which the bidders should submit revised indications of interest in the coming weeks.
On March 11, 2022, at the direction of the Board, Credit Suisse transmitted the Original Projections, along with selected other key data relating to the Company, to each of GI Partners and Party A.
Also on March 11, 2022, Credit Suisse received an indication of interest from Party B, which proposed the acquisition of the Company at a purchase price of $4.50 to $5.00 per share. On the same day, at the request of the Company, representatives from Credit Suisse had a call with Party C to discuss its interest in exploring a potential transaction.
On March 14, 2022, after having executed a non-disclosure agreement, Party C received information on the Company’s performance in the fourth quarter of 2021 and 2022 budget and was offered a call with Company management. On the same day, GI Partners and Party A had separate calls with Company management to discuss the Company’s business and prospects, among other topics, and GI Partners discussed with Mr. You certain matters relating to the indication of interest submitted on March 2, 2022.
On March 15, 2022, consistent with instructions from the Company, representatives from Credit Suisse conducted a call with Party B to solicit an increase in its proposed per-share offer price for the Company above $5.00 to proceed with further diligence.
On March 16, 2022, Party A conducted another call with Company management to discuss the Company’s business and prospects, among other topics.
Also on March 16, 2022, a representative of GI Partners discussed with Mr. You certain considerations relating to the bid process, including the fact that GI Partners intended to submit an indication of interest the following day.
On March 17, 2022, GI Partners submitted an indication of interest to Credit Suisse with a proposed purchase price of $5.85 per share in cash and emphasizing its willingness and ability to execute a merger agreement within three weeks, which indication of interest was accompanied by a draft merger agreement.
On March 20, 2022, Party A submitted an indication of interest with Credit Suisse with a proposed purchase price of $5.85 per share in cash.
Also on March 20, 2022, a representative of GI Partners discussed with Mr. You certain considerations relating to the bid process, including GI Partners’ indication of interest submitted on March 17, 2022.
On March 21, 2022, Party B contacted Credit Suisse and communicated that it was not willing to increase its offer above $5.00 per share.
On March 22, 2022, the Board held a special meeting by telephone and video conference, with members of senior management participating for certain portions. Also participating at the request of the Board were representatives of Credit Suisse and the Company’s outside legal counsel. Representatives of Credit Suisse reviewed the updated March 17, 2022 indication of interest from GI Partners and the updated March 20, 2022 indication of interest from Party A, which each proposed an all-cash transaction at a purchase price of $5.85 per share for the Company’s outstanding capital stock. In addition, representatives of Credit Suisse reviewed the March 11, 2022 indication of interest from Party B proposing a purchase price of $4.50 to $5.00 per share in cash for the Company’s outstanding capital stock. Representatives of the Company’s outside legal counsel presented a draft form merger agreement and summarized the terms thereof. The Board discussed the terms of the merger agreement and agreed to deliver the agreement to each of GI Partners and Party A for their review. Key features of the first draft of the merger agreement that were delivered to GI Partners and Party A included the following:
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an all-cash “one-step” statutory merger, with the buyer assuming all Company debt and indemnification, earn-out and other contingent payment obligations from the Company’s 2018 business combination agreements;

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the vesting of all restricted stock units in connection with the consummation of the merger;

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no financing condition;

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a full specific performance remedy in favor of each party in the event of a failure to perform;

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a “hell or high water” covenant for antitrust approval;

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an outside date of six months following the execution of the merger agreement, with an automatic extension of the outside date of an additional six months if all conditions to closing are fulfilled except for antitrust approval; and

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a termination fee equal to 2.0% of the Company’s equity value to be payable by the Company in certain circumstances.

At the March 22, 2022 meeting, the Company’s management and the Board also discussed the potential alternatives to a sale of the Company and the relative merits and risks of such alternatives. Among other things, the Board discussed the feasibility, timing and scope of a potential capital raise, the increasingly challenging economic conditions in light of geopolitical uncertainty and inflation, the risks of recession and further economic deterioration, and the potential impact that those factors may have on the Company’s ability to execute its business strategy and generate value for shareholders under the current business plan. In addition, following the previous day’s recommendation of the Outside Counsel Committee, a standing committee of the Company generally responsible for approving the retention of outside legal counsel, the Board decided to retain Davis Graham & Stubbs LLP, which we refer to as “DGS,” as the Company’s lead legal counsel in connection with the potential sale of the Company.
On March 23, 2022, Party C held a video conference call with Company management to discuss its business, prospects and financial performance, among other topics. On the same day, consistent with instructions from Mr. You in his capacity as Vice Chairman of the Board, Credit Suisse conducted a telephone call with a private equity firm, which we refer to as “Party E,” to discuss its interest in exploring, jointly with another private equity firm, which we refer to as “Party D,” a potential acquisition of the Company.
Also on March 23, 2022, at the direction of the Board, Credit Suisse delivered to GI Partners and Party A the form of proposed merger agreement. Both parties were told to promptly review and provide comments on the merger agreement and that they would be provided with additional confidential information on the Company, including access to a virtual data room, to progress their due diligence on the Company. Both parties were also told that they were expected to complete as much of their due diligence on legal, financial, tax and other topics as possible by April 11, 2022.
On March 24, 2022, after having executed a non-disclosure agreement, Parties D and E received information on the Company’s performance in the fourth quarter of 2021 and 2022 budget and were offered a meeting with Company management.
On March 25, 2022, GI Partners and Party A received additional confidential Company information, including access to a virtual data room.
On March 27, 2022, Party A delivered a detailed markup of the merger agreement to DGS. Comments included, among other things, the following:
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accepting the assumption by the buyer of the earn-out obligations from the Company’s 2018 business combination agreements;

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acceptance of the “hell or high water” standard for antitrust approval, provided that only those actions that are “reasonable” would be required;

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removing the provision providing for the automatic extension of the outside date if the antitrust condition to closing has not been satisfied;

•
limiting the scope of damages that may be recoverable by the Company in the event of a breach or failure to perform by Party A;

•
increasing the termination fee to 4.0% of the Company’s equity value; and

•
including a requirement that the Company reimburse Party A for its transaction expenses in certain circumstances.

From March 28, 2022 through April 10, 2022, Mr. Parass and the Company’s Chief Financial Officer, Chief Accounting Officer, General Counsel and the Chief Executive Officer of Questica and eCivis, as well as the Company’s outside legal counsel, participated in multiple due diligence calls with, and provided extensive information to, representatives of and advisors to each of GI Partners (including Ropes & Gray) and Party A. The topics covered by these calls and that information included, among others, legal, human resources, business trends, customer trends, budgets, accounting, finance, debt, tax, intellectual property, information technology, information security, government contracts, general corporate, equity securities, executive compensation, employee benefits, labor, litigation, investigations, and real property.

On March 28, 2022, Ropes & Gray delivered a detailed markup of the merger agreement to DGS. Comments included, among other things, the following:
•
providing for a mix of acceleration of equity awards and issuance of equivalent cash replacement awards, rather than accelerating the vesting of all equity awards and paying them out at closing;

•
inclusion of a limitation on the remedial measures that Parent would be required to accept in order to obtain antitrust clearance;

•
changing the outside date to four months following the execution of the merger agreement, and removing the provision providing for the automatic extension of the outside date in the event the antitrust condition to closing has not been satisfied;

•
increasing the termination fee to 3.5% of the Company’s equity value;

•
including a requirement that the Company reimburse Parent for its transaction expenses in certain circumstances;

•
introducing a cap on monetary damages of 10% of the Company’s equity value in the event that the Company seeks monetary damages as a result of a willful breach by Parent following termination of the merger agreement; and

•
a request that all directors and officers sign voting agreements to support the transaction.

On March 29, 2022, Credit Suisse received an indication of interest from Party C, expressing an interest in acquiring the Company at a price of $5.00 to $5.50 per share.
Also on March 29, 2022, Parties D and E together held a video conference call with Company management to discuss its business, prospects and financial performance, among other topics. On that same date, Party A held video calls with Company management to discuss human resources and accounting matters.
On March 31, 2022, Messrs. Green, Tucci and You, each a member of the Board, met by telephone with representatives of Credit Suisse, representatives of DGS and the Company’s General Counsel to discuss the status of due diligence being conducted by GI Partners and Party A and to review the initial comments received from their respective legal counsel on the draft merger agreement. On the same day, consistent with instructions from the Company, Party C was invited to conduct further due diligence on the Company and was provided with access to certain confidential information, including access to a virtual data room and a draft of the merger agreement. Also on that same day, GI Partners and Party A each met with Company management to conduct business diligence.
On April 1, 2022, GI Partners discussed with Mr. You certain matters relating to the Board’s expectations around resolution of open points in draft merger agreement as well as GI Partners’ requests for further due diligence, and GI Partners and Party A each met with Company management to conduct further business diligence.
Also on April 1, 2022, DGS delivered a revised draft of the merger agreement to both GI Partners and Party A. The drafts included, among other things, the following:
•
rejection of certain of the proposed changes to the scope of the representations, warranties and covenants of the Company, including a reversion to the Company’s original position on several terms included in the “fiduciary out” provisions;

•
reinserting the provision providing for the automatic extension of the outside date in the event the antitrust condition to closing has not been satisfied; and

•
in the case of the draft to GI Partners, (i) changing the outside date back to six months following the execution of the merger agreement, (ii) reinserting the “hell or high water” standard for antitrust approval and (iii) removing the cap on damages in the event that the Company seeks monetary damages as a result of a willful breach by Parent following termination of the merger agreement.

For each bidder, the April 1, 2022 draft merger agreement reserved response on several terms, including the request for execution of voting agreements, the proposed termination fee and the request for expense reimbursement.

On April 4, 2022, Credit Suisse received a telephone call from Party E, informing Credit Suisse of Party E’s intention to submit an indication of interest to acquire the Company in a joint proposal with Party D, for a per share price that would likely be in the “low $4.00” range.
Also on April 4, 2022, GI Partners discussed with Mr. You certain matters relating to GI Partners’ requests for further due diligence.
On April 5, 2022, Party A delivered a detailed markup of the merger agreement to DGS. Material changes included, among other things, the following:
•
providing for the vesting of all restricted stock units, subject to proration based on a to-be-determined fixed percentage for certain unvested performance-based units;

•
removing the provision providing for the automatic extension of the outside date in the event the antitrust condition to closing has not been satisfied;

•
further modifications to the “fiduciary out” provision and the circumstances in which the termination fee would be payable; and

•
introducing an unspecified cap on damages in the event of a breach by Party A.

Also on April 5, 2022, Messrs. Tucci and You, both members of the Board, met by telephone with representatives of Credit Suisse, representatives of DGS, and the Company’s General Counsel to discuss the status of negotiations. Credit Suisse updated the participants on the call regarding the most recent discussions with all interested parties. Representatives from DGS provided an update on the proposed terms of the merger agreement with each of GI Partners and Party A.
In addition, on April 5, 2022, the Company’s Chief Executive Officer and Chief Financial Officer and the Chief Executive Officer of Questica and eCivis, together with a representative of Credit Suisse, held meetings in Toronto with representatives of Party A to discuss to Company’s business, key performance indicators, customer trends, financial prospects, pipeline and other diligence topics. General discussions were held regarding the Company’s workforce, but no discussions were held regarding the post-transaction senior management team.
On April 6, 2022, the Company’s Chief Executive Officer and Chief Financial Officer and the Chief Executive Officer of Questica and eCivis, together with a representative of Credit Suisse, held meetings in Toronto with representatives of GI Partners to discuss to Company’s business, key performance indicators, customer trends, financial prospects, pipeline and other diligence topics. General discussions were held regarding the Company’s workforce, but no discussions were held regarding the post-transaction senior management team.
Also on April 6, 2022, Credit Suisse received a joint indication of interest from Party D and Party E with a price indication of $4.00 to $4.50 per share.
On April 9, 2022, Ropes & Gray, on behalf of GI Partners, delivered to DGS further revisions to the merger agreement and first drafts of the form of voting agreement, equity commitment letter and limited guarantee. Material changes to the merger agreement included, among other things, the following:
•
further modifications to the “fiduciary out” provision and the circumstances in which the termination fee would be payable;

•
removing the provision providing for the automatic extension of the outside date in the event the antitrust condition to closing has not been satisfied; and

•
reinserting the cap on damages in the event that the Company seeks monetary damages as a result of a willful breach by Parent following termination of the merger agreement, but proposing that the cap be set at 15% of the Company’s equity value.

On April 11, 2022, Party C held an additional video conference call with Company management to discuss its business and operating and financial prospects, among other topics.
On April 12, 2022, the Board held a special meeting by telephone and video conference, with members of the Company’s senior management and representatives of Credit Suisse and DGS present for portions of the meeting. Representatives of Credit Suisse provided an update on the process, including with respect to the status of due diligence conducted by GI Partners and Party A. Among other comments, Credit Suisse discussed with the Board the following:
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The submission of the March 28, 2022 indication of interest from Party C at a range of $5.00 to $5.50 per share. Credit Suisse noted that it appeared that Party C had not devoted significant resources to its due diligence process and had not provided comments on the draft merger agreement.

•
The submission of the April 6, 2022 joint indication of interest from Party D and Party E, with a proposed purchase price of $4.00 to $4.50 per share.

•
The submission of the March 11, 2022 indication of interest from Party B, with a proposed purchase price of $4.50 to $5.00 per share.

•
The receipt by Credit Suisse of initial queries from certain other prospective financial buyers, each without an indication of value.

•
Party H indicated that it was not interested in pursuing a transaction with the Company in a discussion initiated by Credit Suisse, at the direction of the Board.

Also at that meeting, the representative of DGS summarized for the Board the status of negotiations with each of GI Partners and Party A regarding the proposed merger agreement and summarized the material differences between the two proposals. The directors discussed their views on the proposed consideration and strategies for soliciting higher bids from each of GI Partners and Party A. The directors also discussed the potential negative impact of inflation and the near-term threat of a recession on the Company’s business, the need for additional capital to achieve the Company’s growth and the challenges of continuing as a standalone business. The Board agreed to continue discussions with GI Partners and Party A and to provide additional due diligence materials and access to certain additional members of management. Finally, the Company’s Chief Financial Officer noted that preliminary first quarter results would be available in the coming days and that he intended to complete, consistent with normal procedure, an update to the Company’s long-range projections.
On April 12, 2022, at the direction of the Company, representatives from Credit Suisse contacted Party E and communicated that based on Party E’s indication of interest, submitted jointly with Party D, of $4.00 to $4.50 per share, Party E and Party D would not be invited to proceed with further diligence on the Company.
From April 12, 2022 through April 26, 2022, the Company senior management, along with the Chief Executive Officers of Bonfire, CityBase, eCivis, OpenCounter, Questica and Sherpa, other members of senior management of the subsidiaries of the Company, and the Senior Vice President, Human Resources of the Company and the Company’s outside legal counsel engaged in further due diligence with each of GI Partners and Party A, providing additional information on the Company. During that same period, the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer and General Counsel discussed and responded to extensive further diligence requests and participated in additional diligence calls with representatives of and advisors to each of GI Partners (including Ropes & Gray) and Party A. The matters addressed by additional diligence requests and calls during this period included, among others, customers, vendors, operations, sales, marketing, reporting, research and development, legal, human resources, business trends, customer trends, budgets, accounting, finance, debt, tax, intellectual property, information technology, information security, government contracts, general corporate, equity securities, executive compensation, employee benefits, labor, litigation, investigations and real property.
On April 13, 2022, Party C indicated to representatives of Credit Suisse that Party C had decided not to pursue the opportunity any further.
Also on April 13, 2022, DGS delivered revised drafts of the merger agreement to both GI Partners and Party A. Both drafts included modifications to the representations, warranties and covenants, including reversions to the Company’s original position with regard to the “fiduciary out” provisions and the circumstances in which the termination fee would be payable. The draft reserved response on several terms, including the request for execution of voting agreements, the proposed termination fee, the damages cap and the request for expense reimbursement.

In addition, on April 13, 2022, GI Partners discussed with Mr. You certain matters relating to the bid process, including with respect to timing of the Board’s consideration of indications of interest from interested parties.
On April 15, 2022, Party A delivered a revised draft of the merger agreement to DGS. This draft focused largely on minor clean-up changes and diligence-related questions and comments.
On April 16, 2022 and April 17, 2022, GI Partners discussed with Mr. You certain matters relating to the bid process, including the Board’s expectations regarding timing for the completion of the process.
On April 17, 2022, Ropes & Gray, on behalf of GI Partners, delivered a revised draft of the merger agreement to DGS. This draft also focused largely on minor clean-up changes and diligence-related questions and comments.
On April 19, 2022, the Board held a special meeting by telephone and video conference, with members of the Company’s senior management and representatives of Credit Suisse and DGS present for portions of the meeting. The Company’s Chief Financial Officer reported to the Board regarding his progress in updating the Original Projections. The Board discussed the reasons for the proposed revisions to the Original Projections, including the impact of economic volatility, inflation and the Company’s challenges in hiring employees on the Company’s ability to achieve the Original Projections. Representatives of Credit Suisse provided an update on the bid process, noting, among other things (i) the withdrawal of the previously submitted indication of interest from Party C and (ii) a discussion between Credit Suisse and a potential strategic buyer that provides software and technology services to the public sector. Credit Suisse noted that the prospective strategic buyer had indicated that it was uncertain whether it wanted to further engage in the process and would contact Credit Suisse if it decided to do so and that, notwithstanding having been informed by Credit Suisse to respond to Credit Suisse within a couple of days if it was interested in pursuing a transaction, the strategic buyer had not contacted Credit Suisse in about a week. The representative of DGS summarized the status of negotiations with GI Partners and Party A regarding the proposed merger agreements. He highlighted the remaining material open issues, including the amount of the termination fee to be payable by the Company in certain circumstances, the cap on damages in the event of a breach by the buyer, the proposed reimbursement of the buyer for expenses in the event the Company’s shareholders do not approve the transaction, and which shareholders of the Company would be required to enter into voting agreements in support of the proposed transaction. Following discussion, the Board instructed DGS to (i) propose to each of GI Partners and Party A a termination fee of 2.5% of the Company’s equity value and a reverse termination fee construct instead of a cap on damages, (ii) reject the request from both bidders for reimbursement of expenses in the event the Company’s shareholders do not approve the transaction and (iii) propose that the directors of the Company would agree to sign voting agreements in support of the proposed transaction. The Company’s General Counsel presented a summary of potential perceived conflicts of interest of the directors in connection with a potential sale of the Company involving, for example, ownership by certain directors of warrants of the Company or outstanding equity incentive awards. The Board discussed each of the director’s potential perceived conflicts of interest separately and the disinterested members of the Board in each case carefully evaluated the circumstances and concluded that the potential conflicts did not negatively impact such director’s ability to exercise his independent judgment in determining whether a sale of the Company is, or is not, in the best interests of shareholders. In addition, the Board reviewed disclosure provided by Credit Suisse regarding its material relationships with each of GI Partners and Party A, and the Board concluded that Credit Suisse’s relationships with GI Partners or Party A would not prevent Credit Suisse from providing the advice or services contemplated by its engagement letter agreement with the Company.
On April 20, 2022, DGS delivered revised drafts of the merger agreement to both GI Partners and Party A. In addition to revisions to certain representations, warranties and covenants, these drafts (i) replaced the cap on damages with a reverse termination fee to be payable by the buyer in the event it materially breaches the merger agreement, (ii) proposed a termination fee equal to 2.5% of the Company’s equity value payable if the merger agreement is terminated in certain circumstances, (iii) removed the provisions that required the Company to reimburse the buyer’s expenses if the Company’s shareholders do not approve the transaction, and (iv) proposed that the Company’s directors would execute voting agreements.
Also on April 20, 2022, the Board held a special meeting by telephone and video conference, with members of the Company’s senior management and representatives of DGS present. The meeting was convened to consider the updated long-range projections for the Company, which we refer to as “Company Projections.” The Company’s Chief Financial Officer discussed the development of the Original Projections and major changes in the economy and labor markets since that time which necessitated an update. He summarized certain key assumptions upon which the Original Projections were based and then outlined positive and negative trends that have impacted those assumptions. Positive trends, he noted, included federal stimulus funds and labor challenges for customers accelerating the need for automation. Negative trends, he commented, included challenging labor markets for the Company that have negatively impacted the Company’s ability to hire and retain employees at the scale contemplated by the Original Projections and which have negatively impacted the Company’s projected productivity improvements. He also noted that the recent rise in inflation may negatively impact the Company as interest rates would be expected to rise, which would typically have an adverse impact on real property values and the corresponding tax receipts relied on by the Company’s customers. The Company’s Chief Financial Officer presented a comparison of key metrics between the Original Projections and the Company Projections. Following discussion, the Board approved providing the Company Projections (summarized below under the caption “— Certain Prospective Financial Information”) to Credit Suisse for transmittal to GI Partners and Party A for their consideration in connection with their due diligence.
On April 21, 2022, at the instruction of the Board, representatives from Credit Suisse conducted calls with each of GI Partners and Party A and communicated to them that they should complete all of their outstanding due diligence by April 26, 2022 and by the following day submit their best and final offer to acquire the Company, along with a fully negotiated draft of the merger agreement.
On April 22, 2022, Party A delivered a revised draft of the merger agreement to DGS. Among other matters, this draft (i) proposed a termination fee to 3.4% of the Company’s equity value, (ii) proposed a reverse termination fee equal to 5.5% of the Company’s equity value, which may be payable in the event the Company declines to pursue specific performance following a breach by Party A, and (iii) agreed to the removal of the provision requiring that the Company reimburse the expenses of Party A in the event the Company’s shareholders do not approve the transaction at the special meeting of shareholders.
Also on April 22, 2022, Ropes & Gray, on behalf of GI Partners, delivered a revised draft of the merger agreement to DGS. Among other matters, this draft (i) reduced the termination fee to 3.25% of the Company’s equity value, (ii) proposed a reverse termination fee equal to 6.0% of the Company’s equity value, which may be payable in the event Parent fails to consummate the merger when required to do so, and (iii) agreed to the removal of the provision requiring that the Company reimburse the expenses of Parent in the event the Company’s shareholders do not approve the transaction at the special meeting of shareholders.
Also on April 22, 2022, GI Partners discussed with Mr. You the Board’s expectations around the timing of resolution of open points in the draft merger agreement and the submission of a final bid. In addition, representatives of GI Partners spoke with Messrs. You, Green and Tucci to affirm GI Partners’ interest in acquiring the Company.
In addition, on April 22, 2022, Party D participated in a call with representatives from Credit Suisse and indicated Party D’s intention to submit an indication of interest to acquire the Company at a price in the range of $5.00 to $6.00 per share, which range Party D could further refine.
On April 25, 2022, Mr. Parass and the Chief Executive Officer of Questica and eCivis met for lunch in Toronto with representatives of Party A to further discuss the Company’s business. General discussions were held regarding the Company’s workforce, but no discussions were held regarding the post-transaction senior management team.
Also on April 25, 2022, the Board held a special meeting by telephonic and video conference, with members of the Company’s senior management and representatives of DGS and Credit Suisse present for portions of the meeting. The representative of DGS summarized for the Board the status of negotiations with GI Partners and Party A regarding the proposed merger agreement with each bidder, including with respect to the request of each bidder that, in addition to the directors of the Company, at least some officers of the Company sign voting agreements in support of the proposed transaction; the counterproposals of GI Partners and Party A for termination fees of 3.25% and 3.4%, respectively, of the Company’s equity value and reverse termination fees of 6.0% and 5.5%, respectively, of the Company’s equity value; and the absence of any requirement for expense reimbursement in the most recent draft of each merger agreement. Following discussion with the Board, it was agreed that the Company would propose to each of GI Partners and Party A that certain officers of the Company would agree to sign voting agreements in support of the proposed transaction. Representatives of Credit Suisse provided an update on the bid process, including with respect to the imminent completion of due diligence and the April 27, 2022 deadline for submission by GI Partners and Party A of final offers. Credit Suisse also reviewed a preliminary financial analysis regarding the proposed transaction.
In addition, on April 25, 2022, DGS delivered a revised draft of the merger agreement to both Ropes & Gray, on behalf of GI Partners, and to outside legal counsel to Party A. Among other matters, this draft proposed termination and reverse termination fees of 3.0% and 7.0%, respectively, of the Company’s equity value.
On or about April 26, 2022, Party A discussed with Mr. You certain matters relating to the Board’s expectation regarding timing for the bid process and Party A’s continuing interest in acquiring the Company.
On April 26, 2022, Party A delivered a revised draft of the merger agreement to DGS. Among other matters, this revised draft accepted the proposed termination fee and reverse termination fees of 3.0% and 7.0%, respectively, of the Company’s equity value.
On April 27, 2022, representatives GI Partners discussed with Mr. You certain matters relating to the Board’s expectations regarding timing for the bid process, the parties’ proposals regarding the amount of the proposed termination fee, and due diligence relating to the capitalization of the Company.
Also on April 27, 2022, Party A submitted to Credit Suisse a revised indication of interest with a proposed per-share purchase price of $4.75, down from its latest proposal of $5.85. On the same day, Party D submitted a revised joint indication of interest, this time with a new global financial sponsor partner that we refer to as “Party F.” The indication of value in the letter was $5.25 to $6.00 per share, and it noted that Party D would require up to 45 days to complete due diligence.
On the same day, GI Partners submitted a letter of intent with a proposed purchase price of $6.30 per share, which letter of intent was accompanied by a revised draft of the merger agreement to DGS. Among other matters, this revised draft accepted the proposed termination fee and reverse termination fees of 3.0% and 7.0%, respectively, of the Company’s equity value, and proposed that GI Partners may, in its discretion, settle, accelerate or assume certain earn-out obligations under the Company’s 2018 business combination agreements.
In addition, on April 27, 2022, the Board held a special meeting by telephone and video conference, with members of the Company’s senior management and representatives of Credit Suisse and DGS present. Representatives of Credit Suisse provided an update on the bid process, summarizing the revised bids from Party A and GI Partners and the new joint indication of interest from Party D and Party F. Among other matters, they noted that GI Partners had communicated that it had completed its due diligence, finalized negotiation of the definitive documentation, and was prepared to execute definitive agreements. Following a discussion among the directors, the Board authorized management to proceed to finalize such documentation in connection with a sale of the Company to GI Partners while the Board members continued to deliberate. The Board authorized management to agree to grant exclusivity to GI Partners for a period expiring at 11:59 p.m. Eastern Daylight Time on April 28, 2022.
Throughout the evening of April 27, 2022 and the morning of April 28, 2022, DGS, Ropes & Gray and the Company’s General Counsel finalized all remaining provisions of the merger agreement, voting agreement, equity commitment letter and limited guarantee.
On April 28, 2022, the Board held a special meeting by telephone and video conference, with members of the Company’s senior management and representatives of Credit Suisse and DGS present. The representative of DGS noted that the merger agreement with Parent had been fully negotiated and, subject to Board approval, was ready to be executed. For the purpose of such approval, and as an update to the extensive prior analysis and discussions of such agreement, the representative of DGS reviewed key aspects of the merger agreement. At the request of the Board, representatives of Credit Suisse reviewed Credit Suisse’s financial analyses regarding the Company and the proposed merger. Credit Suisse then delivered its oral opinion, which was subsequently confirmed by delivery of a written opinion addressed to the Board dated April 28, 2022, as to, as of April 28, 2022, the fairness, from a financial point of view, to the holders of Company common stock of the merger consideration to be received by such holders in the merger pursuant to the merger agreement. After discussion, the Board then unanimously voted to adopt the merger agreement, to approve the merger, and to recommend that the Company’s shareholders approve the merger agreement.
Later on April 28, 2022, the Company and Parent executed the merger agreement. Concurrently with the execution of the merger agreement, Parent and the directors and certain officers of the Company executed and delivered the voting agreements, and GI Partners executed and delivered the equity commitment letter and the limited guarantee. On April 28, 2022, the last trading day prior to the announcement of the proposed merger, the closing price per share of the Company’s common stock on the Nasdaq Capital Market was $2.83.
On April 29, 2022, the Company and GI Partners issued a joint press release before the market opened announcing the transaction.
Reasons for the Merger; Recommendation of the Board of Directors
At a meeting held on April 28, 2022, the Board, by a unanimous vote of all directors, (a) determined that the terms and conditions of the merger agreement and the merger are fair, advisable and in the best interests of the Company and its shareholders, (b) adopted the merger agreement, (c) approved the merger, (d) directed that the merger agreement be submitted to the Company’s shareholders at a special meeting of the Company’s shareholders for their approval, and (e) recommended that the Company’s shareholders approve the merger agreement.
Before making its recommendation, the Board consulted with its outside legal and financial advisors and with the Company’s senior management team. In reaching its recommendation, the Board considered the following material factors that it believes support its decision to enter into the merger agreement and consummate the merger (which factors are not necessarily presented in order of relative importance):
•
Most Favorable Alternative for Maximizing Shareholder Value.   The Board believed that receipt of the merger consideration of $6.30 per share in cash was more favorable to the Company shareholders than the likely value that would result from other potential transactions or remaining independent. This decision was based on, among other things, the Board’s assessment of the following:

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Capital Constraints.   Since the completion of the Company’s business combination in February 2019, the Company has not generated positive operating income or cash flows in any quarterly or annual period due, in part, to continued investments to support growth. The Board considered the capital requirements of continuing and expanding the Company’s growth against the backdrop of a challenging capital-raising environment for the Company. Given the difficulty of raising capital on attractive terms, the Board considered the challenge of capturing value for shareholders in the near- and long-term.

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Business Considerations Affecting the Company’s Performance.   The Company’s ability to achieve sustained, profitable growth is affected by a number of additional factors, including challenges in hiring and retaining highly qualified employees to match the Company’s anticipated needs for its growth; the ongoing integration of the management and operations of the Company’s businesses; inflationary pressures, which could reduce demand for the Company’s SaaS products and services; geopolitical uncertainty; market volatility; and the potential for deteriorating economic conditions.

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Strategic Review Process and Range of Alternatives.   With the assistance of outside financial and legal advisors, the Board conducted a strategic review process spanning over more than two years directed at maximizing shareholder value. The Board considered a range of alternatives including continued operation of the Company on a standalone basis, the sale of a portion of the Company and the sale of the entire Company. Continued operation of the Company’s business would be subject to potential risks and uncertainties, including the market risks outlined above, execution risk, risks related to achieving the revenue growth and profitability reflected in the Company’s financial projections and to the various additional risks and uncertainties that are described in the Company’s most recent annual report on Form 10-K filed with the SEC.

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Attractive Value and Certainty.   The Board concluded that the consideration of $6.30 per share represented the best combination of value and certainty for the Company’s shareholders. This decision was based on, among other things, the Board’s assessment of:

•
Premium to Recent Trading Prices.   Although shares of Company common stock traded in January 2022 at levels that exceed the $6.30 per share merger consideration, this amount represents (i) an approximately 123% premium to the $2.83 closing share price of Company common stock on April 28, 2022, the last full trading day prior to the announcement of the Company’s entry into the merger agreement, and (ii) an approximately 57% premium to the 90-day volume-weighted average closing share price of Company common stock through that same date.

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Comprehensive, Public Sale Process.   The process of reviewing strategic alternatives focused on maximizing shareholder value was first announced in February 2020. The process involved direct outreach to potential financial and strategic buyers as well as responses to inbound expressions of interest. With the assistance of Credit Suisse, the Company was ultimately in contact with over 60 potential buyers. Of the potential buyers with whom the Company had contact since December 2019:

•
over 40 parties entered into non-disclosure agreements and received confidential information relating to the Company;

•
seven parties (including GI Partners) submitted preliminary proposals to acquire the Company in its entirety; and

•
two parties (including GI Partners and Party A) negotiated forms of agreements and documents in connection with a possible transaction, with GI Partners ultimately increasing its bid and Party A decreasing its bid, and GI Partners’ bid exceeding Party A’s bid.

The Board believed the public nature of the sale process and the number of parties with whom the Company had contact made it unlikely that other parties would express an interest in acquiring the Company.
•
Ability to Accept a Higher Offer.   The Board also considered the Company’s ability to consider and respond to unsolicited written acquisition proposals following execution of the merger agreement (as more fully described under the heading “The Merger Agreement — Restrictions on Solicitation of Other Offers” beginning on page 80) and to terminate the merger agreement in order to enter into an agreement with respect to a superior proposal (as more fully described under the heading “The Merger Agreement — Restrictions on Changes of Recommendation to Company Shareholders” beginning on page 82), in each case under certain circumstances specified in the merger agreement.

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Superior Proposal.   Of the seven parties that submitted preliminary proposals to acquire the Company in its entirety, two parties (including GI Partners and Party A) negotiated forms of agreements and documents in connection with a possible transaction. The Company actively solicited increases in the initial offers from each of these parties, with GI Partners ultimately increasing its bid and Party A decreasing its bid and GI Partners’ bid exceeding Party A’s bid. The Board also believed that, based on the negotiations with GI Partners and its advisors, the merger consideration represented the highest price per share of Company common stock that GI Partners was willing to pay.

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Certainty of Value.   The proposed consideration from GI Partners consists solely of cash, which provides immediate liquidity and certainty of value to the Company’s shareholders. The receipt of cash consideration also eliminates exposure to the risk of continued execution of the Company’s business on a stand-alone basis described above, including the risks associated with hiring and retaining qualified employees, integrating the Company’s businesses, achieving profitability and raising capital, including in an inflationary environment.

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Risks from Further Delay.   The Board believed that prolonging the sale process further could have resulted in the loss of an opportunity to consummate a transaction with GI Partners and distracted senior management from implementing the Company’s business plan.

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Receipt of Opinion from Credit Suisse.   The Board considered the financial analyses reviewed and discussed with it by representatives of Credit Suisse as well as the oral opinion of Credit Suisse rendered to the Board on April 28, 2022 (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Board dated the same date) as to, as of April 28, 2022, the fairness, from a financial point of view, to the holders of Company common stock of the merger consideration to be received by such holders in the merger pursuant to the merger agreement.

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Business Reputation of GI Partners.   The Board considered the business reputation, management and financial resources of GI Partners, with respect to the transaction. The Board believed these factors supported the conclusion that a transaction with affiliates of GI Partners could be completed relatively quickly and in an orderly manner.

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Certain Prospective Financial Information.   The Board considered certain limited prospective forecasts for the Company prepared by Company management, which reflect an application of various commercial assumptions of Company management. The Board considered the inherent uncertainty of attaining management’s prospective forecasts, including those set forth in “— Certain Prospective Financial Information,” and that as a result the Company’s actual financial results in future periods could differ materially from management’s forecasted results.

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Likelihood of Completion.   The Board believed that the merger likely would be consummated, particularly in view of the terms of the merger agreement and the closing conditions. In that regard, the Board noted:

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Parent and Merger Sub had obtained committed equity financing for the full amount needed to fund the transactions contemplated by the merger agreement;

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the merger is not subject to any financing-related condition;

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the merger is subject to a limited number of closing conditions;

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the merger agreement provides that, in the event of a failure of the merger to be consummated under certain circumstances, if the Company does not wish to enforce its right to seek specific performance by Parent and Merger Sub, Parent will pay the Company a $29,770,000 reverse termination fee, without the Company having to establish any damages, and the limited guarantee provides for the guarantee of such payment obligation by certain investment funds affiliated with GI Partners;

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the Company is able, under certain circumstances pursuant to the merger agreement and the equity commitment letter, to seek specific performance of Parent’s obligation to cause the equity commitment to be funded; and

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the requisite regulatory approvals are relatively likely to be obtained, and Parent has the obligation to effect remedies to obtain antitrust approvals.

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Terms of Merger Agreement.   The Board assessed the terms and conditions of the merger agreement, including:

•
the Company’s ability to consider and respond to, under certain circumstances specified in the merger agreement, an unsolicited written acquisition proposal (as more fully described under the heading “The Merger Agreement — Restrictions on Solicitation of Other Offers” beginning on page 80), and

•
the Board’s right, after complying with the terms of the merger agreement, to terminate the merger agreement in order to enter into an agreement with respect to a superior proposal (as more fully described under the heading “The Merger Agreement — Restrictions on Changes of Recommendation to Company Shareholders” beginning on page 82), subject to certain match rights in favor of Parent and payment of a termination fee to Parent of $12,760,000, which is approximately 3.0% of the equity value of the Company based on the merger consideration, as described under “The Merger Agreement — Termination Fees” beginning on page 91.

•
Required Shareholder Approval.   The merger agreement is subject to approval by the Company’s shareholders, who are free to reject the merger agreement.

The Board also weighed the factors described above against the following factors and risks that generally weighed against entering into the merger agreement (which factors and risks are not necessarily presented in order of relative importance):
•
No Shareholder Participation in Future Growth or Earnings.   The Company will no longer exist as an independent company, and accordingly, Company shareholders will no longer participate in any future growth the Company may have or any potential future increase in its value.

•
Effect of Failure to Complete Transactions.   While the Company expects that the merger will be consummated, there can be no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied, and thus it is possible that the merger may not be completed in a timely manner or at all. If the merger is not completed, (i) the Company will have incurred significant risk and transaction and opportunity costs, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on our business and customer and supplier relationships, (ii) the trading price of shares of Company common stock would likely be adversely affected and (iii) the market’s perceptions of the Company’s prospects could be adversely affected.

•
Closing Conditions.   Completion of the merger would require antitrust clearance in the United States and the satisfaction of certain other closing conditions, including that no Company material adverse change has occurred, which conditions are not entirely within the Company’s control, and that there can be no assurances that any or all such conditions will be satisfied.

•
Interim Restrictions on Business.   The Company’s management’s focus and resources may become diverted from other important business opportunities and operational matters while working to implement the merger, and the merger agreement imposes restrictions on the conduct of the Company’s business prior to the effective time of the merger, which could adversely affect the Company’s business.

•
Risk of Litigation.   There is a risk of litigation arising in respect of the merger agreement or the transactions contemplated by the merger agreement.

•
Taxable Consideration.   The merger will be a taxable transaction to the Company’s shareholders that are U.S. holders (as defined under the heading “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 67) for U.S. federal income tax purposes and, therefore, such shareholders generally will be required to pay U.S. federal income tax on any gains they recognize as a result of the merger.

•
No Solicitation.   The terms of the merger agreement prohibit the Company and its representatives from soliciting third-party bids, and Parent has the right to match an unsolicited third-party bid if made, which terms could reduce the likelihood that other potential acquirers would propose an alternative transaction that may be more advantageous to our shareholders.

•
Termination Fee.   If the merger is not consummated, subject to certain limited exceptions, we will be required to pay our own expenses associated with the merger agreement and the transactions contemplated thereby and, under certain circumstances, to pay Parent a termination fee of $12,760,000 in connection with the termination of the merger agreement.

•
Parent and Merger Sub.   Parent and Merger Sub are newly formed corporations with no assets other than the equity commitment letter; our remedy in the event of breach of the merger agreement by Parent or Merger Sub may be limited to receipt of the reverse termination fee from the funds, on a several basis, in an aggregate amount of $29,770,000; and under certain circumstances, we may not be entitled to a reverse termination fee at all.

The foregoing discussion of the information and factors considered by the Board in reaching its conclusions and recommendations is not intended to be exhaustive, but includes the material factors considered by the directors. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the Board did not find it practicable to, and did not attempt, to quantify, rank or assign any relative or specific weights to the various factors considered in reaching its determination and making its recommendation. In addition, individual directors may have given different weights to different factors. The Board considered all of the foregoing factors as a whole and based its recommendation on the totality of the information presented.

The Board unanimously recommends that you vote (i) “FOR” approval of the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” approval of the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.
Opinion of Credit Suisse Securities (USA) LLC
On April 28, 2022, Credit Suisse delivered its oral opinion to the Board (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion addressed to the Board dated the same date) to the effect that, as of such date, and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, the merger consideration to be received by holders of Company common stock in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders.
Credit Suisse’s opinion was directed to the Board (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of Company common stock of the merger consideration to be received by such holders in the merger pursuant to the merger agreement and did not address any other aspect or implication (financial or otherwise) of the merger. The Credit Suisse opinion did not address the underlying business decision of the Company or the Board to effect the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. The summary of Credit Suisse’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Credit Suisse in preparing its opinion. However, neither Credit Suisse’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and they do not constitute, advice or a recommendation to any securityholder as to how such holder should vote or act on any matter relating to the merger or otherwise.
In arriving at its opinion, Credit Suisse:
•
reviewed the execution version of the merger agreement and certain publicly available business and financial information relating to the Company;

•
reviewed certain other information relating to the Company, including (x) financial forecasts relating to the Company for the fiscal years ending December 31, 2022 through December 31, 2026 (which we refer to as the “Company Projections”) and (y) estimates of the Company’s net operating losses and the Company’s net indebtedness and other liabilities, including earn-out and similar obligations (which we refer to this section as the “Other Estimated Data”), in each case prepared and provided to Credit Suisse by the management of the Company;

•
discussed with the management of the Company and certain of the Company’s representatives the business and prospects of the Company;

•
considered certain financial and stock market data of the Company, and compared that data with similar data for other companies with publicly traded equity securities in businesses Credit Suisse deemed similar to those of the Company;

•
considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions that had been effected or announced; and

•
considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Credit Suisse deemed relevant.

In connection with its review, Credit Suisse did not independently verify any of the foregoing information and, with the Company’s consent, Credit Suisse assumed and relied upon such information being complete and accurate in all respects material to its analyses and opinion. With respect to the Company Projections and the Other Estimated Data reviewed and relied upon by Credit Suisse for purposes of its analyses and opinion, Credit Suisse had been advised by the management of the Company, and Credit Suisse assumed, with the Company’s consent, that such forecasts and estimates were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and the other matters addressed thereby. At the direction of the Company, Credit Suisse assumed that the Company Projections and the Other Estimated Data were a reasonable basis upon which to evaluate the Company and the merger, and at the direction of the Company, Credit Suisse relied upon the Company Projections and the Other Estimated Data for purposes of its analyses and opinion. Credit Suisse expressed no view or opinion with respect to the Company Projections or the Other Estimated Data, or the assumptions and methodologies upon which they were based.
Credit Suisse also assumed, with the consent of the Company, that, in the course of obtaining any regulatory or third-party consents, approvals or agreements in connection with the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the contemplated benefits of the merger and that the merger would be consummated in compliance with all applicable laws and regulations and in accordance with the terms of the merger agreement, without waiver, modification or amendment of any term, condition or agreement thereof that would be material to Credit Suisse’s analyses or opinion. In addition, Credit Suisse was not requested to, and did not, make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, and Credit Suisse was not furnished with any such evaluations or appraisals.
Credit Suisse’s opinion addressed only the fairness, from a financial point of view, to the holders of Company common stock of the merger consideration to be received by such holders in the merger pursuant to the merger agreement and did not address any other aspect or implication (financial or otherwise) of the merger or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the form or structure of the merger and the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received or otherwise payable to any officers, directors, employees, securityholders or affiliates of any party to the merger or class of such persons, relative to the merger consideration or otherwise. At the Company’s direction, for purposes of its analyses and opinion, Credit Suisse treated each outstanding share of 1176363 B.C. Ltd. and 1176368 B.C. Ltd. that is exchangeable into a share of Company common stock as equivalent and identical in all material respects to a share of Company common stock. Furthermore, Credit Suisse did not express any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, intellectual property, tax, environmental, executive compensation or other similar professional advice. Credit Suisse assumed that the Company had or would obtain such advice or opinions from the appropriate professional sources. The issuance of Credit Suisse’s opinion was approved by its authorized internal committee.
Credit Suisse’s opinion was necessarily based upon information made available to Credit Suisse as of the date of its opinion and upon financial, economic, market and other conditions as they existed and could be evaluated on the date of its opinion. Credit Suisse did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion. Credit Suisse’s opinion did not address the relative merits of the merger as compared to alternative transactions or strategies that might have been available to the Company, nor did it address the underlying business decision of the Board or the Company to proceed with or effect the merger.
In preparing its opinion to the Board, Credit Suisse performed a variety of analyses, including those described below. The summary of Credit Suisse’s financial analyses is not a complete description of the analyses underlying Credit Suisse’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaptation and application of those methods to the unique facts and circumstances presented. As a consequence, neither Credit Suisse’s opinion nor the analyses underlying its opinion are readily susceptible to partial analysis or summary description. Credit Suisse arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, analytic method or factor. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytic methods and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.
In performing its analyses, Credit Suisse considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, business or transaction used in Credit Suisse’s analyses for comparative purposes is identical to the Company or the proposed merger. While the results of each analysis were taken into account in reaching its overall conclusion with respect to fairness, from a financial point of view, to the holders of Company common stock of the merger consideration to be received by such holders in the merger pursuant to the merger agreement, Credit Suisse did not make separate or quantifiable judgments regarding individual analyses. The reference ranges indicated by Credit Suisse’s financial analyses are illustrative and not necessarily indicative of actual or relative values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the Company’s control and the control of Credit Suisse. Much of the information used in, and accordingly the results of, Credit Suisse’s analyses are inherently subject to substantial uncertainty.
Credit Suisse’s opinion and analyses were provided to the Board (in its capacity as such) in connection with its consideration of the proposed merger and were among many factors considered by the Board in evaluating the proposed merger. Neither Credit Suisse’s opinion nor its analyses were determinative of the merger consideration or of the views of the Board with respect to the proposed merger. Under the terms of Credit Suisse’s engagement by the Company, no fiduciary relationship should be deemed to have been created in respect of the merger or Credit Suisse’s engagement, regardless of whether Credit Suisse has advised the Company on other matters.
Financial Analyses
The following is a summary of certain financial analyses reviewed by Credit Suisse with the Board in connection with the rendering of its opinion to the Board on April 28, 2022. The summary does not contain all of the financial data securityholders of the Company may want or need for purposes of making an independent determination of fair value. Securityholders of the Company are encouraged to consult their own financial and other advisors before making any investment decision in connection with the proposed merger. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations in connection with each analysis, could create a misleading or incomplete view of Credit Suisse’s analyses.
Selected Companies Analyses
Credit Suisse considered certain financial data for the Company and selected companies with publicly traded equity securities Credit Suisse deemed relevant. The selected companies were selected because they were deemed to be similar to the Company in one or more respects. For purposes of these analyses, (1) share prices for the selected companies were closing prices as of April 27, 2022 and (2) estimates of future financial performance for the selected companies for the years ending December 31, 2022 and 2023 used to select the implied multiple ranges were based on publicly available research analyst estimates for those companies.
The selected companies were:
•
SS&C Technologies Holdings, Inc.

•
Tyler Technologies, Inc.

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Guidewire Software, Inc.

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PowerSchool Holdings, Inc.

•
Everbridge, Inc.

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Evolv Technologies Holdings, Inc.

•
Fathom Holdings Inc.

For each of the selected companies listed above, Credit Suisse reviewed the company’s enterprise value (generally the value as of a specified date of the relevant company’s outstanding equity securities (taking into account its options and other outstanding dilutive securities), plus the value as of such date of its net debt (generally the value of its outstanding indebtedness, preferred stock and capital lease obligations less the amount of cash and cash equivalents on its balance sheet) and non-controlling interests, less the value as of such date of its equity method investments, as applicable) as a multiple of its (a) estimated revenue for the year ended December 31, 2022, which we refer to as “2022E Revenue” and (b) estimated revenue for the year ended December 31, 2023, which we refer to as “2023E Revenue.” Credit Suisse observed that the mean and median multiples for the selected companies were (a) for 2022, approximately 5.5x and 5.2x, respectively, and (b) for 2023, approximately 4.8x and 4.4x, respectively.
Taking into account the results of the selected companies analysis, Credit Suisse applied multiple ranges of 4.5x to 5.5x to the Company’s estimated 2022E Revenue based on the Company Projections and 3.5x to 4.5x to the Company’s estimated 2023E Revenue based on the Company Projections. The selected companies analysis indicated an implied reference range per share of Company common stock, taking into account the Company’s net operating losses as provided by the Company, of $4.21 to $6.05, as compared to the merger consideration in the merger of $6.30.
Selected Transactions Analysis
Credit Suisse also considered the financial terms of certain business combinations and other transactions that Credit Suisse deemed relevant. The selected transactions were selected because the target companies or assets were deemed by Credit Suisse to be similar to the Company in one or more respects. Financial data for the selected transactions were based on public filings, publicly available research analysts’ estimates and other publicly available information.
The selected transactions were:
Announced	Acquiror	Target
02/2022	Veritas Capital	Houghton Mifflin Harcourt Co.
02/2022	HelpSystems	Tripwire
12/2021	SS&C Technologies Holdings, Inc.	Blue Prism Group Plc
11/2021	Clearlake Capital Group, L.P.	Quest Software
08/2021	mdf commerce inc.	Periscope Holdings, Inc.
06/2021	Science Applications International Corp.	Halfaker and Associates, LLC
05/2021	Absolute Software Corp.	NetMotion Software, Inc.
02/2021	Tyler Technologies, Inc.	NIC, Inc.
02/2021	Veritas Capital and Evergreen Coast Capital Corp.	Cubic Corp.
10/2020	Francisco Partners	Forcepoint
03/2020	Veritas Capital	DXC – U.S. State and Local Health and Human Services business
02/2020	Science Applications International Corp.	Unisys Federal
12/2019	Thoma Bravo	Instructure
11/2019	Workday, Inc.	Scout RFP
10/2019	Thoma Bravo	Sophos
09/2019	Vista Equity Partners	Acquia
08/2019	Perspecta Inc.	Knight Point Systems, LLC
04/2019	Coupa Software	Exari
09/2018	Science Applications International Corp.	Engility Holdings, Inc.
03/2018	Inovalon	ABILITY Network
02/2018	R1 RCM Inc.	Intermedix Corp.
01/2018	On Assignment, Inc.	ECS Federal, LLC

For each of the selected transactions listed above, Credit Suisse reviewed the target’s enterprise value implied by the transaction as a multiple of the target’s estimated revenue for the twelve months preceding the transaction’s announcement. Credit Suisse observed that the mean and median multiples for the selected transactions were approximately 4.6x and 4.0x, respectively.
Taking into account the results of the selected transactions analysis, Credit Suisse applied a multiple range of 4.5x to 6.5x to the Company’s revenue for the twelve months ended March 31, 2022, based on financial data provided by the Company. The selected transactions analysis indicated an implied reference range per share of Company common stock, taking into account the Company’s net operating losses as provided by the Company, of $3.66 to $5.41, as compared to the merger consideration in the merger of $6.30.
Discounted Cash Flow Analysis
Credit Suisse performed a discounted cash flow analysis with respect to the Company by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of the Company, treating stock-based compensation as a cash expense, based on the Company Projections. Credit Suisse applied a range of terminal value multiples of 3.0x to 4.0x to the Company’s estimated revenue for year ended December 31, 2026 based on the Company Projections and discount rates ranging from 11.0% to 13.0%, derived from an estimated weighted average cost of capital calculation, to the projected unlevered free cash flows and calculated terminal values. The discounted cash flow analysis for the Company indicated an implied reference range per share of Company common stock, taking into account the Company’s net operating losses as provided by the Company, of $4.52 to $6.87, as compared to the merger consideration in the merger of $6.30.
Certain Additional Information
Credit Suisse also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including the following:
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historical closing prices of Company common stock during the 52-week period ended April 27, 2022, which indicated low and high closing prices during such period of Company common stock of $2.64 per share and $8.03 per share, respectively; and

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price targets of publicly available Wall Street research analysts for the Company common stock, which indicated a low to high target stock price range for the Company common stock of $8.00 to $10.00 per share.

Other Matters
The Company retained Credit Suisse as its financial advisor in connection with the merger based on Credit Suisse’s qualifications, experience and reputation as an internationally recognized investment banking and financial advisory firm. Pursuant to the engagement letter between the Company and Credit Suisse, the Company has agreed to pay Credit Suisse a fee for its services equal to an amount calculated based on the transaction value for the Company implied by the merger consideration, which fee is currently estimated to be approximately $8.5 million, of which $1 million became payable to Credit Suisse upon the rendering of its opinion to the Board and the remainder of which is contingent upon the consummation of the merger. In addition, the Company has agreed to reimburse certain of Credit Suisse’s expenses and to indemnify Credit Suisse and certain related parties for certain liabilities and other items arising out of or related to its engagement.
Credit Suisse and its affiliates have in the past provided and currently provide investment banking and other financial advice and services to Parent and its affiliates, including GI Partners and its affiliates, for which advice and services Credit Suisse and its affiliates have received and would expect to receive compensation, including among other things, during the past two years, having acted or acting (i) as financial advisor to GI Partners and certain of its affiliates and portfolio companies in connection with certain sale and acquisition transactions, (ii) in various roles in connection with securities offerings by GI Partners and certain of its affiliates and portfolio companies and (iii) as a lender or participant in credit facilities of GI Partners and certain of its affiliates and portfolio companies. The foregoing roles for GI Partners and its affiliates during the past two years include, among others, (x) lead arranger, administrative agent, derivative counterparty and/or other financing source in connection with various financing activities undertaken by GI Partners and its affiliates relating to the acquisition by GI Partners of ORBCOMM Inc. announced in April 2021 and (y) financial advisor to Daxko, LLC, a portfolio company of GI Partners, in connection with a recapitalization of Daxko, LLC announced in October 2021. During the two-year period prior to delivery of Credit Suisse’s opinion, Credit Suisse and its affiliates received approximately $10 million from GI Partners for investment banking services unrelated to the merger. In addition, Credit Suisse and certain of its affiliates, and certain of its and their respective employees and certain investment funds affiliated or associated with us, may have invested in investment funds and other vehicles managed or advised by GI Partners and its affiliates. Credit Suisse and its affiliates may in the future provide investment banking and other financial advice and services to the Company, Parent, GI Partners and their respective affiliates for which advice and services Credit Suisse and its affiliates would expect to receive compensation. Credit Suisse is a full-service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial advice and services. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company and any other company that may be involved in the merger, as well as provide investment banking and other financial advice and services to such companies and their affiliates.
Certain Prospective Financial Information
The Company does not as a matter of course make public projections as to future performance or earnings beyond the current fiscal year and generally does not make public projections for multi-year periods due to, among other things, the inherent difficulty of predicting financial performance for those prolonged periods. In the ordinary course of managing the Company’s business, in mid-2021, the Company’s management prepared a set of long-term financial projections for fiscal year 2022 through fiscal year 2024. In the first quarter of 2022, the Company updated the financial projections in minor respects, including by extending the projections through 2026 (we refer to these projections as the “Original Projections”). At the direction of the Company, the Original Projections through 2025 were shared by Credit Suisse with certain interested parties who had previously submitted a formal indication of interest and were invited to undertake further diligence in connection with the sale process. Following completion of the first quarter of 2022, in late April 2022, the Company’s management updated the forecast in significant respects to reflect adjustments to key assumptions based on major changes in the economy and labor markets. We refer to this set of projections as the “Company Projections.” At the direction of the Company, the Company Projections through 2025 were shared with prospective buyers that were then actively engaged in the process. The Company Projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC or established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or U.S. generally accepted accounting principles, which we refer to as “GAAP.” The Company’s independent registered public accounting firm has not compiled, examined, audited, or performed any procedures with respect to the Company Projections, and has not expressed any opinion or any other form of assurance on this information or their achievability.
The Company Projections assumed that annual revenue growth rates would accelerate from 27% average annual revenue growth between 2019 and 2021 to 39% in 2023 as a result of investment in additional sales and marketing resources combined with improving market conditions and that annual revenue growth rates between 2024 and 2026 would moderate to an average of approximately 26%. To support the revenue growth throughout the five-year forecast period, the Company Projections contemplated that the Company would continue to invest in sales and marketing resources to expand its customer base as well as in engineering resources to add functionality to existing products and to develop new products to bring to market. The Company Projections also assumed modest productivity improvements in the Company’s operations as well as benefits from an increasing mix of recurring revenue, resulting in improvements in the Company’s Adjusted operating (loss) income over the forecast period.
The table below presents selected elements of the Company Projections, as prepared by Company management and as authorized by the Board on April 20, 2022 for distribution to Credit Suisse for its transmittal to GI Partners and Party A for their consideration in connection with their due diligence. The Board also directed Credit Suisse to use and rely on the Company Projections for purposes of its financial analyses and opinion to the Board, which is described above under the heading “— Opinion of Credit Suisse

Securities (USA) LLC.” The table below is included solely to give Company’s shareholders access to certain long-term financial projections that were made available to the Board for its evaluation of the merger and to Credit Suisse for purposes of performing analyses underlying its opinion, and is not included in this proxy statement to influence a Company shareholder’s decision whether to vote to approve the merger agreement or for any other purpose.
The Company Projections, while presented with numerical specificity, were based on numerous variables and assumptions that necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond the Company’s control. The Company Projections also reflect assumptions as to certain business decisions that are subject to change. Given that the Company Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. Important factors that may affect actual results and the achievability of the Company Projections include, but are not limited to, risks and uncertainties pertaining to the Company’s business, including those risks and uncertainties described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, the Company Projections may be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable period. The Company Projections also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Company Projections were prepared. In addition, the Company Projections do not take into account any circumstances, transactions or events occurring after the dates on which the Company Projections were prepared. Accordingly, actual results will differ, and may differ materially, from those contained in the Company Projections. There can be no assurance that the financial results in the Company Projections will be realized, or that future actual financial results will not materially vary from those in the Company Projections.
The inclusion of selected elements of the Company Projections in the table below should not be regarded as an indication that the Company and/or any of its affiliates, officers, directors, advisors or other representatives consider the Company Projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. None of the Company and/or its affiliates, officers, directors, advisors or other representatives gives any shareholder of the Company or any other person any assurance that actual results will not differ materially from the Company Projections, and, except as otherwise required by law, the Company and/or its affiliates, officers, directors, advisors or other representatives undertake no obligation to update or otherwise revise or reconcile the Company Projections to reflect circumstances existing after the dates on which the Company Projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the Company Projections are shown to be in error.
In light of the foregoing factors and the uncertainties inherent in the Company Projections, the Company shareholders are cautioned not to place undue reliance on the Company Projections.
Company Projections
	Fiscal Year Ending December 31,
In millions(1)	2022(2)	2023	2024	2025	2026
Revenue	$71	$99	$127	$160	$200
Adjusted operating (loss) income(3)	$(13)	$(7)	$1	$12	$25
Unlevered free cash flow(4)	$(12)	$(20)	$(13)	$(6)	—

(1)
The projected financial data provided in this table has not been updated to reflect the Company management’s current views of its future financial performance, and should not be treated as guidance with respect to projected results for 2022 or any other period. In addition, the projected financial data provided in this table includes non-GAAP, financial measures. These non-GAAP financial measures should not be considered as an alternative to operating income or net income as measures of operating performance, or as an alternative to cash flows, as a measure of liquidity. They also should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. The Company’s calculation of non-GAAP financial measures may differ from others in its industry and the non-GAAP financial measures in the table are not necessarily comparable with similar titled measures used by other companies.
(2)
For the nine months ending December 31, 2022, the estimated Revenue, Adjusted operating (loss) income and Unlevered free cash flow in the Company Projections were approximately $55 million, ($10 million) and ($7 million), respectively.

(3)
Adjusted operating (loss) income is defined as GAAP (loss) income from operations adjusted to exclude the amortization of acquired intangible assets, share-based compensation and the change in fair value of contingent consideration.

(4)
Unlevered free cash flow is defined as Adjusted operating (loss) income, plus depreciation, less stock-based compensation which is treated as a cash expense, less taxes, less capital expenditures, plus change in net working capital. Unlevered free cash flow for 2026 was not calculated. The calculation of Unlevered free cash flow was not provided to prospective buyers.

Financing of the Merger
Parent estimates that the total amount of funds required to complete the merger and related transactions, including to pay fees and expenses in connection with the merger, is approximately $500,000,000, will be funded with the proceeds of equity financing, as described below. This amount includes the funds needed to pay the merger consideration due to shareholders under the merger agreement, pay amounts due as of the effective time of the merger in respect of outstanding Company stock options and restricted stock units, pay all fees and expenses related to the transactions contemplated by the merger agreement, pay amounts due to holders of Company warrants who exercise such warrants within 30 days following the completion of the merger, and repay the Company’s existing indebtedness.
In connection with the merger, Parent has entered into the equity commitment letter with the GI Funds, pursuant to which the Company is an express third-party beneficiary and the GI Funds have committed to contribute or cause to be contributed to Parent at the closing of the merger, subject to the conditions set forth therein, an aggregate amount equal to $510,000,000.
Under the merger agreement, the Company has agreed to cooperate with Parent should it attempt to obtain any debt financing for the purpose of funding the transactions contemplated by the merger agreement.
The consummation of the merger is not subject to a financing condition (although the funding of the equity financing is subject to the satisfaction of the conditions set forth in the equity commitment letter under which the equity financing will be provided).
Equity Financing
Parent has entered into the equity commitment letter, pursuant to which the GI Funds have agreed to contribute, directly or indirectly, an aggregate amount equal to $510,000,000 to Parent, which we refer to as the “equity financing,” in exchange for equity interests of Parent.
The funds’ obligations to fund the equity financing are subject to satisfaction of the following conditions:
•
the execution and delivery of the merger agreement by the Company, which occurred on April 28, 2022;

•
the satisfaction or waiver in writing by Parent of each of the conditions to Parent’s and Merger Sub’s obligations to effect the closing of the merger set forth in the merger agreement (other than any conditions that by their nature are to be satisfied by performance at the closing, but subject to the contemporaneous satisfaction of such conditions); and

•
the contemporaneous consummation of the closing of the merger in accordance with the terms of the merger agreement.

Limited Guarantee
On April 28, 2022, the funds delivered a limited guarantee, which we refer to as the “limited guarantee,” pursuant to which each fund has agreed to guarantee the due and punctual performance and discharge of the payment of such fund’s pro rata percentage of:
•
the obligation of Parent under the merger agreement to pay, or cause to be paid, the Parent termination fee (as defined below in “The Merger Agreement — Termination Fees”), if, as and when and to the extent payable under the merger agreement; and

•
certain reimbursement obligations of Parent and Merger Sub pursuant to the merger agreement.

The liability of each fund is several and not joint and the guaranteed obligations of each fund under the limited guarantee are limited to such fund’s pro rata percentage (as set forth for each fund in the limited guarantee) of the guaranteed obligations.
Subject to certain exceptions, the limited guarantee will terminate upon the earliest of:
•
the closing of the merger;

•
termination of the merger agreement in accordance with its terms (other than a valid termination pursuant to which Parent would be obligated to pay, or cause to be paid, the Parent termination fee);

•
the six-month anniversary of a valid termination of the merger agreement pursuant to which Parent would be obligated to pay, or cause to be paid, the Parent termination fee (unless the Company has commenced litigation against the funds under to the limited guarantee, in which case the limited guarantee will terminate upon the final, non-appealable resolution of such action and satisfaction by each fund of any obligations finally determined or agreed to be owed by the funds in accordance with the terms of the limited guarantee);

•
payment of the guaranteed obligations under the limited guarantee by or on behalf of the funds; and

•
in the event that the Company asserts in any claim or other proceeding any of the following: (i) that certain provisions of the limited guarantee are illegal, invalid or unenforceable, (ii) that any GI Fund is liable in excess of its pro rata percentage of the obligations under the limited guarantee, or (iii) any theory of liability against any of the GI Funds or certain of their affiliates with respect to the limited guarantee, the equity commitment letter, the merger agreement, or any other agreement or instrument delivered in connection with the limited guarantee, the equity commitment letter, the merger agreement or any of the transactions contemplated thereby other than claims permitted under the limited guarantee, the equity commitment letter or the merger agreement.

Closing and Effective Time of the Merger
The closing of the merger will occur on the fourth business day following the satisfaction or waiver of all of the closing conditions set forth in the merger agreement or at such other time, date or place as is agreed to in writing by Parent and the Company. The merger will become effective upon the filing of articles of merger with the Secretary of the Commonwealth of Massachusetts or at such subsequent time or date as Parent and the Company may agree and specify in the articles of merger. We intend to complete the merger as promptly as practicable, subject to receipt of Company shareholder approval and the satisfaction of the other closing conditions. Although we currently expect to complete the merger promptly following the special meeting, we cannot specify when or assure you that all conditions to the merger will be satisfied or waived.
Payment of Merger Consideration and Surrender of Stock Certificates
Promptly, and in any event within three business days, after the effective time of the merger, a letter of transmittal will be mailed to each record holder of shares of Company common stock (other than the excluded shares and dissenting shares) describing how such holder should surrender its shares of Company common stock for the per share merger consideration.
You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent (described in the section entitled “The Merger Agreement — Payment Procedures” beginning on page 72) without a letter of transmittal.

If your shares of Company common stock are certificated, you will not be entitled to receive the per share merger consideration until you deliver a duly completed and executed letter of transmittal to the paying agent and you must also surrender your stock certificate or certificates to the paying agent. If your shares of Company common stock are held in book entry, which we refer to as “uncertificated shares,” surrender of any uncertificated shares will be effected in accordance with the paying agent’s customary procedures with respect to securities that are uncertificated or represented by book entry and no holder of uncertificated shares will be required to deliver a certificate or an executed letter of transmittal to the paying agent in order to receive the merger consideration to which such holder is otherwise entitled under the merger agreement. If ownership of your shares is not registered in the transfer records of the Company, a check for any cash to be delivered will only be issued if the applicable letter of transmittal is accompanied by all documents reasonably required by the Company to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.
If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the merger consideration, you will have to make an affidavit of the loss, theft or destruction and, if reasonably required by Parent, post a bond in such reasonable and customary amount as Parent may direct as indemnity against any claim that may be made against Parent with respect to such certificate. These procedures will be described in the letter of transmittal that you will receive, which you should read carefully in its entirety.
Interests of Company Directors and Executive Officers in the Merger
In considering the recommendation of the Board with respect to the merger agreement, you should be aware that the Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of our shareholders generally, as more fully described below. The Board was aware of these interests and considered them, among other matters, in reaching the determination that the terms and conditions of the merger agreement and the merger are fair, advisable and in the best interests of the Company and its shareholders and in making their recommendations regarding approval of the merger agreement as described in the section entitled “The Merger — Reasons for the Merger; Recommendation of the Board of Directors” beginning on page 45.
The following discussion sets forth certain of these interests for each person who has served as an executive officer or director of the Company since January 1, 2021.
Please see the section of this proxy statement entitled “The Merger — Interests of Company Directors and Executive Officers in the Merger — Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Merger” beginning on page 66 for additional information with respect to the compensation that our named executive officers may receive in connection with the merger.
Interests with Respect to Company Equity
Treatment of Company Stock Awards
Pursuant to the merger agreement, at the effective time of the merger:
•
each then-outstanding and unexercised Company stock option will vest in full and be surrendered by the holder thereof to the Company in consideration for an amount in cash from the Company equal to the total number of shares subject to such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such stock option; provided that, in the event that the exercise price of any such stock option is equal to or greater than the per share merger consideration, such stock option will be cancelled, without any consideration being payable in respect thereof, and have no further force or effect;

•
each then-outstanding restricted stock unit award (A) which (i) is vested as of immediately prior to the effective time of the merger, (ii) vests as a result of the occurrence of the effective time of the merger, (iii) would become vested based on the lapse of time-based vesting conditions within 12 months following the effective time of the merger, or (iv) is subject to performance-based vesting conditions, and (B) 50% of each Company restricted stock unit award that is not described in clauses (i)-(iv) above, will be cancelled and converted into the right to receive an amount in cash equal to (x) the total number of shares subject to such restricted stock unit award (subject to the vesting terms set forth above)

multiplied by (y) the per share merger consideration, without interest and less applicable taxes, on the terms set forth in the merger agreement; and
•
each Company restricted stock unit award that is not vested pursuant to the terms above will be cancelled and converted into the right to receive a cash replacement award (substituting the merger consideration for each share that was covered by the restricted stock unit) that is subject to the same general terms and conditions, including time-vesting and payment and forfeiture terms, as the restricted stock unit that it replaces.

Treatment of Warrants
Pursuant to the merger agreement, each warrant to purchase shares of Company common stock that is then unexercised and outstanding will automatically, without any action on the part of the holder, cease to represent a warrant to purchase shares and instead represent a right by the holder upon any subsequent exercise to receive the merger consideration, provided that a holder of a warrant that properly exercises the warrant within 30 days following the public disclosure of the closing of the merger will instead be entitled to receive a payment in cash equal to the Black-Scholes-based value of such warrant in accordance with the terms of such warrant. Three of our directors and one third-party accredited investor hold warrants that were issued or sold in private placements and are not publicly traded. One of our executive officers holds publicly traded warrants.
Treatment of Class A Exchangeable Shares of 1176363 B.C. Ltd. and 1176368 B.C. Ltd.
Each issued and outstanding Class A exchangeable share of each of 1176363 B.C. Ltd., a subsidiary of the Company, and 1176368 B.C. Ltd., a subsidiary of the Company, is exchangeable for one share of Company common stock. Pursuant to the merger agreement, at the effective time of the merger, each issued and outstanding Class A exchangeable share of each of 1176363 B.C. Ltd. and 1176368 B.C. Ltd. will be effectively redeemed and exchanged for the right to receive the merger consideration.
Table of Security Holdings
The following table sets forth for, as of May 13, 2022, for each person who has served as a director or executive officer of the Company since the beginning of our last fiscal year (i) the aggregate number of shares of Company common stock held directly or indirectly, (ii) the aggregate number of shares of 1176363 B.C. Ltd. or 1176368 B.C. Ltd. held directly or indirectly (expressed as the number of shares of Company common stock into which such holdings would be exchangeable), (iii) the aggregate number of shares of Company common stock subject to outstanding restricted stock unit awards, which we refer to as “RSUs,” (iv) the aggregate number of shares of Company common stock subject to unexercised Company stock options, (v) the aggregate number of shares of Company common stock subject to unexercised warrants, and (vi) the estimated value of the foregoing holdings. The values are calculated assuming the price per share of Company common stock is equal to the merger consideration of $6.30 per share, that the value of each outstanding stock option is equal to (x) the number of shares subject to the option, multiplied by (y) the merger consideration less the exercise price of $2.4458 per share, and that the value of each outstanding warrant is equal to (aa) the number of shares subject to the warrant, multiplied by (bb) an estimated Black-Scholes-based value of $0.60 per share covered by the private placement warrants held by our directors or $0.56 per share covered by the public warrants held by Mr. Duffy. The Black-Scholes values in the table below are estimates based on data as of May 12, 2022. The estimated Black-Scholes value is slightly different for the private placement warrants compared to the public warrants due to the existence of a redemption feature in the public warrants that permits the Company to redeem the warrants if the Company’s share price trades above $18.00 per share for a specified period. There is no redemption feature in the private placement warrants. The actual value of the warrants will be calculated using data at the effective time of the merger, derived in accordance with the terms of the warrants.

Name	Shares (#)	Exchangeable Shares (#)	RSUs (#)	Options (#)	Warrants (#)	Value ($)
Executive Officers
TJ Parass	146,429	2,459,489	356,379	—	—	$18,662,471
John J. Curran	226,678	—	308,514	—	—	$3,371,710
David Farrell	646,859	—	51,448	—	—	$4,399,334
Corry Flatt(1)	—	882,651	—	—	—	$5,560,701
James Ha	159,751	—	25,000	—	—	$1,163,931
Justin Kerr	39,667	—	71,951	—	—	$703,193
Craig Ross	265,618	—	34,000	—	—	$1,887,593
Michael Duffy	704,303	—	245,000	—	200,000	$6,092,609
Joel Mahoney	775,649	—	10,875	—	—	$4,955,101
Omar Salaymeh	115,677	84,161	35,258	51,372	—	$1,679,103
Jon C. Bourne	—	—	20,782	—	—	$130,927
Katerina Goros	1,016	—	4,803	—	—	$36,660
Directors
William D. Green	386,379	—	—	—	2,731,111	$4,072,854
Harry L. You	3,743,190	—	—	—	2,731,112	$25,220,764
Randolph L. Cowen	68,559	—	17,931	—	—	$544,887
Joseph M. Tucci	318,979	—	—	—	2,731,111	$3,648,234
Charles E. Wert	122,557	—	17,931	—	—	$885,074

(1)
Mr. Flatt is as a former executive officer of the Company who is included in the table because he had served as an executive officer since the beginning of our last fiscal year.

Company Executive Employment Letter Agreements
Pursuant to the terms of their employment letter agreements, as amended, the Company’s executive officers are generally entitled to specified benefits in the event of the termination of their employment under specified circumstances, including certain terminations following a change in control of the Company. Following is a synopsis of the termination benefits provided under the employment letter agreements, as amended, upon a termination without “cause” or resignation for “good reason” following a change in control. All termination benefits described below are contingent on the executive officer executing and not revoking a release of claims. In addition, all executive officers are subject to certain post-employment restrictive covenants under a Fair Competition Agreement entered into between the executive and the Company.
TJ Parass
Mr. Parass would be entitled to receive:
•
cash severance in an amount equal to the greater of (a) 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date, or (b) the minimum amount of payment in lieu of notice and severance pay (if any) owed to him pursuant to Part XV of the Employment Standards Act, 2000, as it may be amended from time to time, or the ESA;

•
continued participation in the Company’s health and welfare plans until the earlier of 18 months from the termination date and the date of Mr. Parass’ eligibility for another employer’s health and welfare plans, except that continued participation may not be less than the notice period required under Part XV of the ESA;

•
vacation pay accruing during the notice period (if any) required by Part XV of the ESA; and

•
full vesting of any then unvested or partially vested equity awards, subject to various limitations with respect to certain awards that are scheduled to be granted in the future.

John J. Curran
Mr. Curran would be entitled to receive:
•
cash severance in an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date;

•
reimbursement for COBRA continuation premiums until the earlier of 18 months from the termination date and the date of Mr. Curran’s eligibility for another employer’s health plan; and

•
full vesting of any then unvested or partially vested equity awards, subject to various limitations with respect to certain awards that are scheduled to be granted in the future.

If Mr. Curran were terminated without cause or were to resign without “good reason” before October 29, 2022, then the 2022 long-term incentive grant (with a target value of $2,000,000) scheduled to be made under his employment agreement prior to December 31, 2022 would vest as follows: (a) 50% would vest three months after the date of termination and (b) 50% would vest six months after the date of termination.
David Farrell
Mr. Farrell would be entitled to receive:
•
cash severance in an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date;

•
reimbursement for COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Farrell’s eligibility for another employer’s health plan; and

•
full vesting of any then unvested or partially vested equity awards, subject to various limitation with respect to certain awards that are scheduled to be granted in the future.

James Ha
Mr. Ha would be entitled to receive:
•
cash severance in an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date; and

•
reimbursement for COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Ha’s eligibility for another employer’s health plan.

Justin Kerr
Mr. Kerr is not entitled to severance benefits under the terms of his employment letter agreement.
Craig Ross
Mr. Ross would be entitled to receive:
•
cash severance in an amount equal to the greater of (a) 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in a lump sum following termination, or (b) the minimum amount of payment in lieu of notice and severance pay (if any) owed to him pursuant to appliable employment standards legislation;

•
continued participation in the Company’s health and welfare plans until the earlier of 18 months from the termination date and the date of Mr. Ross’s eligibility for another employer’s health and welfare plans, except that continued participation may not be less than the minimum statutory notice period; and

•
vacation pay accruing during the minimum statutory notice period (if any).

Michael Duffy
Mr. Duffy would be entitled to receive:
•
cash severance in an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date; and

•
reimbursement for COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Duffy’s eligibility for another employer’s health plan.

Joel Mahoney
Mr. Mahoney would be entitled to receive:
•
cash severance in an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date; and

•
reimbursement for COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Mahoney’s eligibility for another employer’s health plan.

Omar Salaymeh
Mr. Salaymeh would be entitled to receive:
•
cash severance in an amount equal to the greater of (a) one times his annual salary plus one times his then-current target annual cash bonus, payable in equal installments over the 12 months after the termination date, or (b) the minimum amount of payment in lieu of notice and severance pay (if any) owed to him pursuant to Part XV of the ESA;

•
continued participation in the Company’s health and welfare plans until the earlier of 12 months from the termination date and the date of Mr. Salaymeh’s eligibility for another employer’s health and welfare plans, except that continued participation may not be less than the notice period required under Part XV of the ESA; and

•
vacation pay accruing during the notice period (if any) required by Part XV of the ESA.

Jon C. Bourne
Mr. Bourne’s employment would be entitled to receive:
•
cash severance equal to 24 months of his base salary plus two times his target bonus if his employment is terminated without “cause” within 12 months following a change in control, or 12 months of his base salary plus target bonus if his employment is terminated without “cause” more than 12 months following a change in control, or if his employment terminates at any time because he resigns for “good reason”;

•
payment of COBRA premiums (or the cash equivalent thereof, if Mr. Bourne declines COBRA coverage) for up to 24 months if his employment is terminated without “cause” within 12 months following a change in control, or 12 months if his employment is terminated without “cause” more than 12 months following a change in control, or if his employment terminates at any time because he resigns for “good reason,” or less if Mr. Bourne elects to cease COBRA coverage;

•
accelerated vesting of all of Mr. Bourne’s outstanding unvested restricted stock units.

Katerina Goros
Ms. Goros would be entitled to receive:
•
cash severance in an amount equal to the greater of (a) six months of annual base salary plus one month of base salary for each full year of employment, or (b) the minimum amount of payment in lieu of notice and severance pay (if any) owed to her pursuant to Part XV of the ESA;

•
continued participation in the Company’s health and welfare plans until the earlier of (a) the number of months of severance owed to her and (b) the date of Ms. Goros’s eligibility for another employer’s health and welfare plans, except that continued participation may not be less than the notice period required under Part XV of the ESA; and
•
vacation pay accruing during the notice period (if any) required by Part XV of the ESA.

Earn-out
Pursuant to the Company’s 2019 business combination agreement with the former owners of CityBase, the Company retained certain contingent earn-out obligations that, upon fulfillment, would result in the Company having payment obligations to such former owners. Pursuant to the merger agreement, Parent may, but is not required to, expressly assume the earn-out obligations set forth in the 2018 business combination agreement with the former owners of CityBase. In the event that Parent does elect to expressly assume the CityBase earn-out obligation, the Company has agreed to cooperate with Parent to facilitate such assumption. Director Charles E. Wert was a former shareholder of CityBase and retains the right to his portion of the CityBase earn-out if and when paid.
Company Cash Retention Pool
Pursuant to the merger agreement, the Company may increase salaries and grant cash awards to the existing and new employees, officers and directors in an amount that will not exceed $300,000 in the aggregate on an annualized basis across all such employees, officers and directors for the purpose of recruiting, retention and performance. As of the date hereof, the Company has committed to use $50,000 of such amount on behalf of certain of the Company’s executive officers.
Employee Benefits
For a period of one year following the effective time of the merger (or, if shorter, during the employee’s employment), Parent, with certain exceptions, generally must provide, or must cause to be provided, certain benefits and compensation at levels that are no less favorable, or substantially comparable in the aggregate, as applicable, than that provided to each Company employee by the Company and its subsidiaries immediately prior to the effective time of the merger.
Other than as agreed to by a Company employee, from and after the effective time of the merger, Parent will cause the Company and its subsidiaries to honor, without amendment, all employment, severance and income continuity programs, plans or agreements between the Company or its subsidiaries and any employee of the Company and its subsidiaries including bonuses, incentives or severance payments in existence on the date of the merger agreement.
For a more detailed description of these provisions of the merger agreement, please see the section of this proxy statement entitled “The Merger Agreement — Additional Agreements of the Parties to the Merger Agreement — Employee Benefits” on page 84.
Indemnification of Directors and Officers
For a period of six years from and after the effective time of the merger, Parent must cause the surviving corporation to indemnify and hold harmless, to the fullest extent permitted applicable laws, each present and former director and officer of the Company and its subsidiaries, who we refer to as an “indemnified party,” against all costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or relating to such indemnified party’s service as a director or officer of the Company or any of its subsidiaries or services performed by such indemnified party at the request of the Company or one of its subsidiaries prior to the effective time of the merger, solely to the extent provided under the articles of organization or bylaws of the Company or any of its subsidiaries, or under any applicable contracts, in each case that were in effect as of April 28, 2022. Each indemnified party will be entitled to advancement of expenses (including attorneys’ fees) incurred in the defense of any such claim, action, suit, proceeding or investigation from the surviving corporation, provided that any indemnified party to whom expenses are to be advanced provides prior to any receipt of such advances an undertaking to repay such advances if it is ultimately determined that such indemnified party is not entitled to indemnification.

Parent has also agreed to either:
•
maintain in effect for six years from the effective time of the merger the Company’s existing directors’ and officers’ liability insurance policy with respect to matters existing or occurring at or prior to the effective time of the merger (including the transactions contemplated by the merger agreement), so long as the annual premiums would not exceed more than 300% of the current annual premium paid for the Company’s directors’ and officers’ liability insurance policy, which we refer to as the “maximum premium”; or

•
purchase a “tail” policy and maintain such “tail” policy in full force and effect for six years from the effective time of the merger.

Notwithstanding the foregoing, the Company may, prior to the effective time of the merger, elect to purchase its own “tail” policy as long as such “tail” policy does not cost more than the maximum premium.
For a more detailed description of these provisions of the merger agreement, please see the section of this proxy statement entitled “The Merger Agreement — Additional Agreements of the Parties to the Merger Agreement — Indemnification; Directors’ and Officers’ Insurance” on page 85.
Intent to Vote in Favor of the Merger
As of the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate, [—] shares of Company common stock, representing approximately [—]% of the outstanding shares of Company common stock on the record date.
Concurrently with the entry into the merger agreement, all of the directors and certain of the executive officers, collectively owning approximately 13% of the outstanding shares of Company common stock, entered into the voting agreements, which we refer to as “voting agreements,” with Parent. Pursuant to the voting agreements, such directors and executive officers have agreed to, among other things, vote all shares of capital stock of the Company that they beneficially own in favor of approving the merger agreement and the transactions contemplated thereby, including the merger.
All of the directors and executive officers entitled to vote on the proposals have informed the Company that they currently intend to vote all of their shares of Company common stock (i) “FOR” the proposal to approve the merger agreement; (ii) “FOR” approval of the nonbinding merger-related compensation proposal; and (iii) “FOR” the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Merger
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of the Company’s named executive officers that is based on or otherwise relates to the merger and that will or may become payable to the Company’s named executive officers at the consummation of the merger or upon a qualifying termination of employment that occurs following the merger, assuming (i) the closing occurs on July 1, 2022; (ii) each of the Company’s named executive officers experiences a qualifying termination on such date; (iii) the Company’s named executive officers’ respective base salaries and target annual bonuses remain unchanged from those that were in effect as of the date of this filing; (iv) Company RSU awards held by the named executive officers that are outstanding as of the date hereof do not otherwise vest prior to the completion of the merger; (v) for purposes of determining the value of Company RSU awards, the value of a share of Company common stock is equal to the merger consideration of $6.30 per share; (vi) none of the Company’s named executive officer receives any additional equity grants prior to completion of the merger; and (viii) each of the Company’s named executive officer has properly executed any required releases and complied with all requirements (including any applicable restrictive covenants) necessary in order to receive the payments and benefits described below. Some of the assumptions used in the table below are based upon information not currently available and, as a result, the actual amounts to be received by any of the individuals below may materially differ from the amounts set forth below.

The payments described in the table below are made pursuant to the arrangements described above in the section entitled “The Merger — Interests of Company Directors and Executive Officers in the Merger.”
Named Executive Officer and Title	Cash(1)	Equity(2)	Perquisites/ Benefits(3)	Other(4)		Total
TJ Parass Chief Executive Officer and President	$900,000	$1,291,657	$8,100	$		$2,199,757
John J. Curran Chief Financial Officer	$900,000	$1,179,870	$41,779		$2,000,000	$4,121,649
David Farrell Chief Operating Officer	$787,500	$324,122	$12,296	$		$1,123,918

(1)
Amounts shown reflect the severance payments provided under each named executive officer’s employment letter agreement as described above in the section entitled “— Company Executive Employment Letter Agreements.” The amounts included in this column are “double-trigger” payments, which means that both a change in control of the Company, such as the merger, and a qualifying termination of employment must occur prior to any payment being provided to the applicable named executive officer. As described above in the section entitled “— Company Executive Employment Letter Agreements,” each named executive officer would generally receive cash severance that consists of 1.5 times the individual’s annual base salary plus 1.5 times the individual’s target annual cash bonus.

(2)
Amounts shown reflect the potential value that each named executive officer could receive in connection with accelerated vesting and settlement of Company RSU awards, as more fully described above under “— Treatment of Company Stock Awards.” The amounts in this column attributable to Company RSU awards that vest upon closing of the merger are “single-trigger” awards, meaning that vesting is accelerated on the single event of the occurrence of the merger. The amounts in this column attributable to Company RSUs that are converted into cash awards upon consummation of the merger are “double-trigger” awards which means that both a change in control of the Company, such as the merger, and a qualifying termination of employment must occur prior to any payment being provided to the named executive officer. The estimated amount of each such payment is set forth in the table below.

Named Executive Officer	Company RSU Awards (Single Trigger) (#)	Company RSU Awards (Double Trigger) (#)	Total (#)
TJ Parass	182,525	22,500	205,025
John J. Curran	161,448	25,833	187,281
David Farrell	46,448	5,000	51,448

(3)
Amounts shown reflect the total estimated value of health and welfare coverage (which include medical, dental, and vision coverage) paid by (or reimbursed by) the Company that are the same or an equivalent amount the named executive officer received prior to the termination of employment. Each named executive officer would receive COBRA or other continued health and welfare coverage for up to 18 months following a qualifying termination (provided that the continuation period for Mr. Parass cannot be less than the notice period required under Part XV of the ESA).

(4)
Under the terms of Mr. Curran’s employment letter agreement, he is eligible to receive a long-term equity incentive grant for calendar year 2022 in the amount of $2,000,000 (which we refer to as the “2022 LTIP Grant”). If he is terminated from employment without cause or resigns without “good reason” prior to October 29, 2022, he is entitled to accelerated vesting of the 2022 LTIP Grant (50% on the three-month anniversary of termination or resignation and 50% on the six-month anniversary of termination or resignation) pursuant to his employment letter agreement. The amounts shown reflect that either (i) the 2022 LTIP Grant is issued coincident with closing of the merger and is immediately accelerated upon his termination of employment or (ii) the 2022 LTIP Grant is not made but that the Company pays to him the $2,000,000 value of the 2022 LTIP Grant in cash.

Accounting Treatment
The merger will be accounted for using the acquisition method of accounting by Parent as a “business combination.”

Material U.S. Federal Income Tax Consequences of the Merger
The following is a summary of material U.S. federal income tax consequences of the merger that may be relevant to “U.S. holders” and “non-U.S. holders” (both terms defined below) whose shares of our common stock are converted into the right to receive cash pursuant to the merger. This summary is for information purposes only and is not tax advice. It does not purport to consider all aspects of U.S. federal income taxation that might be relevant for holders of our common stock. This summary is based on the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the applicable U.S. Treasury regulations promulgated under the Code, published rulings by the Internal Revenue Service, which we refer to as the “IRS,” and judicial authorities and administrative decisions, all as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This summary does not address the consequences of any proposed changes in applicable laws. Any change or differing interpretation could alter the tax consequences to the holders described herein. This summary is not binding on the IRS or a court, and there can be no assurance that the tax consequences described in this summary will not be challenged by the IRS or that they would be sustained by a court if so challenged. No ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered, as to the U.S. federal income tax consequences of the merger.
For purposes of this summary, the term “U.S. holder” means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (including any entity treated as a corporation for United States federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

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a trust that (a) is subject to the primary supervision of a court within the United States and the control of one or more U.S. persons or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•
an estate the income of which is subject to U.S. federal income tax regardless of its source.

As used herein, a “non-U.S. holder” means a beneficial owner of shares of our common stock that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is the beneficial owner of our common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. A partner in a partnership holding our common stock should consult the partner’s tax advisor regarding the U.S. federal income tax consequences of the merger to such partner.
This summary applies only to holders who hold shares of our common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment), and does not address or consider all of the U.S. federal income tax consequences that may be applicable to holders of our common stock in light of their particular circumstances. For instance, this summary does not address the alternative minimum tax or the tax consequences to shareholders who validly exercise dissenters’ rights under the MBCA. In addition, this summary does not address the U.S. federal income tax consequences of the merger to holders who are subject to special treatment under U.S. federal income tax rules, including, for example, banks and other financial institutions; insurance companies; securities dealers or broker-dealers; mutual funds; traders in securities who elect to use the mark-to-market method of accounting; tax-exempt investors; S corporations; holders classified as partnerships or other flow-through entities under the Code; U.S. expatriates; holders who hold their shares of our common stock as part of a hedge, straddle, conversion transaction, or other integrated investment or constructive sale transaction; holders whose functional currency is not the U.S. dollar; and holders who acquired their shares of our common stock through the exercise of Company stock options or otherwise as compensation. In addition, this summary does not address the impact of the Medicare contribution tax, any aspects of foreign, state, local, estate, gift, or other tax laws (or any U.S. federal tax laws other than those pertaining to income tax) that may be applicable to a particular holder in connection with the merger.

Further, this summary does not address any tax consequences of the merger to holders of stock options, restricted stock unit awards or performance-based restricted stock unit awards whose awards are cancelled in exchange for cash or cash-based awards pursuant to the merger. Such holders of stock options, restricted stock unit awards or performance-based restricted stock unit awards should consult their tax advisors regarding the tax consequences of the merger to them.
U.S. Holders
A U.S. holder’s receipt of the per share merger consideration in exchange for shares of our common stock will generally be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of common stock are converted into the right to receive cash pursuant to the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) with respect to such shares and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis will generally equal the price the U.S. holder paid for such shares. The amount of gain or loss must be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered by the U.S. holder in the merger. Such gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for such shares is more than one year at the effective time of the merger. Long-term capital gains recognized by individual and certain other non-corporate U.S. holders are generally taxed at preferential U.S. federal income tax rates. A U.S. holder’s ability to deduct capital losses may be limited.
Non-U.S. Holders
Cash received in the merger by a non-U.S. holder generally will not be subject to U.S. withholding tax (other than potentially to backup withholding tax, as discussed below) and will not be subject to U.S. federal income tax unless:
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the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if an income tax treaty applies, is attributable to a United States permanent establishment or fixed base maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as if it were a U.S. holder, and, if the non-U.S. holder is a foreign corporation for U.S. federal income tax purposes, such gain may also be subject to an additional branch profits tax at a rate of 30% or at such lower rate as may be specified by an applicable income tax treaty;

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the non-U.S. holder is an individual who was present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain derived from the disposition, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any; or

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the Company is or was a “United States real property holding corporation,” which we refer to as a “USRPHC,” within the meaning of Section 897(c)(2) of the Code for U.S. federal income tax purposes within the shorter of the non-U.S. holder’s holding period or the five years preceding the merger and the non-U.S. holder owned, actually or constructively, more than 5% of the Company common stock at any time during the shorter of the non-U.S. holder’s holding period or the five-year period preceding the merger, in which case such non-U.S. holder’s gain or loss generally will be treated as effectively connected with a trade or business in the United States and subject to U.S. federal income tax as described above, except that the branch profits tax described above generally will not apply. Generally, a corporation is a USRPHC if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. The Company does not believe it is, or has been during the five years preceding the merger, a USRPHC for U.S. federal income tax purposes. Non-U.S. holders should consult their own tax advisors regarding the tax consequences to them of the merger.

Backup Withholding and Information Reporting
A U.S. holder may be subject to backup withholding on all payments to which such U.S. holder is entitled in connection with the merger, unless the U.S. holder provides its correct taxpayer identification number and complies with applicable certification procedures or otherwise establishes an exemption from backup withholding. In addition, if the paying agent is not provided with a U.S. holder’s correct taxpayer identification number or other adequate basis for exemption, the U.S. holder may be subject to certain penalties imposed by the IRS. Each U.S. holder should complete and sign the IRS Form W-9 included as part of the letter of transmittal and timely return it to the paying agent in order to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent.
Certain non-U.S. holders may also be subject to backup withholding unless they establish an exemption from backup withholding in a manner satisfactory to the paying agent (such as by completing and signing an appropriate IRS Form W-8) and otherwise comply with the backup withholding rules. Non-U.S. holders should consult their own tax advisors regarding these matters.
Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules will generally be allowable as a refund or credit against a holder’s U.S. federal income tax liability, provided that certain required information is timely furnished to the IRS.
Payments made pursuant to the merger will also be subject to information reporting unless an exemption applies.
This summary is provided for general information only and is not tax advice. The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each shareholder should consult the shareholder’s tax advisor regarding the applicability of the rules discussed above to the shareholder and the particular tax effects to the shareholder of the merger in light of such shareholder’s particular circumstances and the application of state, local, foreign, estate, gift and other tax laws (or any U.S. federal tax laws other than those pertaining to income tax).
Regulatory Approvals
The merger is subject to the reporting and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Notification and Report Forms were filed with the Antitrust Division of the Department of Justice and the Federal Trade Commission on May 11, 2022, and the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is expected to expire at 11:59 p.m. Eastern Daylight Time on June 10, 2022. Under the terms of the merger agreement, the merger cannot be consummated if any governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any order, executive order, temporary restraining order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger.

THE MERGER AGREEMENT (PROPOSAL 1)
The following is a summary of the material terms and conditions of the merger agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety because it is the legal document that governs the merger.
Explanatory Note Regarding the Merger Agreement
The merger agreement is included to provide you with information regarding its terms. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by the Company, Parent and Merger Sub were qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing as facts the matters described therein. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in a disclosure letter that the Company delivered to Parent in connection with the merger agreement, which we refer to as the “Company Disclosure Letter” and which disclosures are not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement, and such subsequent developments or new information may not be included in this proxy statement.
The Merger
Upon the terms and subject to the conditions of the merger agreement, Merger Sub, a wholly owned subsidiary of Parent, will merge with and into the Company, with the Company continuing as the surviving corporation of the merger. As a result of the merger, the separate corporate existence of Merger Sub will cease, and the Company will become a wholly owned subsidiary of Parent. We sometimes refer to the Company after the consummation of the merger as the “surviving corporation.” The articles of organization of the Company will be amended and restated in their entirety by virtue of the merger, to read as set forth on an exhibit to the merger agreement. The bylaws of the Company will also be amended and restated in their entirety so that, immediately following the effective time of the merger, they are identical to the bylaws of Merger Sub as in effect immediately prior to the effective time of the merger, except that all references to the name of Merger Sub will be changed to refer to the Company. The directors of Merger Sub immediately prior to the effective time of the merger will be the initial directors of the surviving corporation. The officers of the Company immediately prior to the effective time of the merger will be the initial officers of the surviving corporation.
Closing and Effective Time of the Merger
The closing of the merger will occur on the fourth business day following the satisfaction or waiver of all of the closing conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the fulfillment or waiver of such conditions) or at such other time, date or place as is agreed to in writing by Parent and the Company. The merger will become effective upon the filing of articles of merger with the Secretary of the Commonwealth of Massachusetts or at such subsequent time or date as Parent and the Company may agree and specify in the articles of merger. We intend to complete the merger as promptly as practicable, subject to receipt of Company shareholder approval and the satisfaction of the other closing conditions. Although we currently expect to complete the merger promptly following the special meeting, we cannot specify when or assure you that all conditions to the merger will be satisfied or waived.
Merger Consideration
At the effective time of the merger, each issued and outstanding share of Company common stock, other than excluded shares and dissenting shares, will be cancelled and automatically converted into the right to receive $6.30 in cash, without interest and subject to deduction for any required tax withholding, which we refer to as the “merger consideration” or the “per share merger consideration.”
The merger consideration will be equitably adjusted to reflect fully the effect of any reclassification, stock split (including a reverse split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer or other similar transaction after the date of the merger agreement and prior to the effective time of the merger.
Any shares of Company common stock owned by the Company as treasury stock or by Parent or Merger Sub will be cancelled and no consideration will be delivered for such shares, which we refer to as the “excluded shares.” Any dissenting shares will be entitled only to the payment provided to a holder of dissenting shares by Section 13.02 of the MBCA. The rights of holders of dissenting shares are discussed more fully under the section of this proxy statement entitled “Appraisal Rights” beginning on page 98.
Payment Procedures
Prior to the effective time of the merger, Parent will designate a national bank or trust company reasonably acceptable to the Company to act as agent, which we refer to as the “paying agent,” for the payment of the per share merger consideration payable to the holders of shares of Company common stock (other than excluded shares and dissenting shares). On the closing date of the merger, Parent will deposit, or will cause to be deposited, with the paying agent, in trust for the benefit of the holders of shares of Company common stock (other than excluded shares and dissenting shares) at the effective time of the merger, a cash amount necessary for the paying agent to pay the aggregate merger consideration pursuant to the merger agreement, which cash amount we refer to as the “exchange fund.” The paying agent will invest the exchange fund as directed by Parent, except that investments are limited to direct short-term obligations of, or short-term obligations fully guaranteed by, the United States of America, commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. Any interest and other income resulting from such investment will become a part of the exchange fund, and any amounts in excess of the cash amount necessary to pay the aggregate merger consideration pursuant to the merger agreement will be promptly returned to the surviving corporation. No investment losses resulting from investment of the exchange fund will diminish the rights of any of the holders of shares of Company common stock at the effective time of the merger to receive such payments. To the extent that there are losses with respect to any such investments or the exchange fund diminishes for any reason below the level required to make prompt cash payment of the aggregate merger consideration pursuant to the merger agreement, Parent must, or must cause the surviving corporation to, as promptly as reasonably practicable replace or restore the cash in the exchange fund so as to ensure that the exchange fund is at all times until the first anniversary of the closing of the merger maintained at a level sufficient to make such payments.
Within three business days after the effective time of the merger, the surviving corporation will cause the paying agent to mail to each holder of record of a certificate representing shares of Company common stock, which we refer to as a “certificate” (other than holders of excluded shares and dissenting shares), a letter of transmittal in customary form and instructions for use in effecting the surrender of the certificates in exchange for the per share merger consideration. Upon surrender of a certificate to the paying agent in accordance with the terms of such duly executed letter of transmittal, the holder of such certificate will be entitled to receive in exchange therefor, subject to any applicable withholding, a cash amount equal to the number of shares of Company common stock represented by such certificate multiplied by the per share merger consideration, and the surrendered certificate will be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the certificates. In the event of a transfer of ownership of shares of Company common stock that is not registered in the transfer records of the Company, payment of any per share merger consideration to be exchanged upon due surrender of the certificate may be made to such transferee if the certificate formerly representing such shares of Company common stock is presented to the paying agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable.
Any holder of non-certificated book-entry shares of Company common stock, which we refer to as “book-entry shares,” will not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the per share merger consideration. Instead, each holder of record of one or more book-entry shares (other than holders of excluded shares and dissenting shares) will automatically upon the effective time of the merger be entitled to receive, and upon receipt by the paying agent of such documentation, if any, as the paying agent may reasonably request, Parent will, or will cause the surviving corporation to, cause the paying agent to pay and deliver, as soon as reasonably practicable after the effective time of the merger, subject to any applicable withholding, the applicable per share merger consideration in respect of each share of Company common stock formerly represented by such book-entry shares and the book-entry shares so exchanged will be cancelled. Payment of the per share merger consideration with respect to book-entry shares will only be made to the person in whose name such book-entry shares are registered. No interest will be paid or accrued on any amount payable in respect of book-entry shares.
At the effective time of the merger, the stock transfer books of the Company will be closed and there will be no further registrations of transfer on the stock transfer books of the Company of the shares of Company common stock that were outstanding immediately prior to the effective time of the merger. If, after the effective time of the merger, any certificate is presented to the surviving corporation, Parent or the paying agent for transfer, it will be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled pursuant to the merger agreement, subject to any applicable withholding.
Any portion of the exchange fund (including the proceeds of its investments) that remains unclaimed by the shareholders of the Company for one year after the effective time of the merger will be delivered to the surviving corporation. Any per share merger consideration remaining unclaimed by holders of shares of Company common stock immediately prior to such time as such amounts would otherwise escheat to, or become property of, any governmental entity will, to the fullest extent permitted by applicable law, become the property of the surviving corporation, free and clear of any claims or interest of any person previously entitled thereto.
In the event any certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Parent or the paying agent, the posting by such person of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it or the surviving corporation with respect to such certificate, the paying agent will pay such person the amount equal to the number of shares of Company common stock represented by such lost, stolen or destroyed certificate multiplied by the per share merger consideration.
You should not send your certificates (if any) to the paying agent until you have received transmittal materials from the paying agent. Do not return your certificates (if any) with the enclosed proxy.
Appraisal Rights
If the merger is completed, shares of Company common stock issued and outstanding immediately prior to the effective time of the merger that are held by a shareholder who is entitled to, and has perfected, appraisal rights for such shares of Company common stock in accordance with the MBCA (if such provisions of the MBCA are determined to be applicable), which we refer to as the “dissenting shares,” will not be converted into or represent the right to receive merger consideration in accordance with the merger agreement. Holders of dissenting shares will be entitled only to such rights as are granted by the MBCA to a holder of dissenting shares. The rights of holders of dissenting shares are discussed more fully under the section of this proxy statement entitled “Appraisal Rights” beginning on page 98.
If any dissenting shares lose their status as such (through failure to perfect, withdrawal or otherwise), or if a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Part 13 of the MBCA, then, as of the later of the effective time of the merger or the date of loss of such status, such shares will be deemed to have been converted as of the effective time of the merger into the right to receive the merger consideration in accordance with the merger agreement, without interest, and will not thereafter be deemed to be dissenting shares.
The Company must give Parent (i) prompt notice of any written demand for appraisal received by the Company prior to the effective time of the merger pursuant to Part 13 of the MBCA, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the effective time of the merger pursuant to Part 13 of the MBCA that relates to such demand and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demand, notice or instrument. The Company may not settle or pay or make any payment or settlement offer prior to the effective time of the merger with respect to any such demand, notice or instrument or agree to do any of the foregoing unless Parent has given its written consent to such settlement, payment or settlement or payment offer.
Treatment of Company Stock Awards
Pursuant to the merger agreement, at the effective time of the merger:
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each then-outstanding and unexercised Company stock option will vest in full and be surrendered by the holder thereof to the Company in consideration for an amount in cash from the Company equal to the total number of shares subject to such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such stock option; provided that, in the event that the exercise price of any such stock option is equal to or greater than the per share merger consideration, such stock option will be cancelled, without any consideration being payable in respect thereof, and have no further force or effect;

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each then-outstanding restricted stock unit award (A) which (i) is vested as of immediately prior to the effective time of the merger, (ii) vests as a result of the occurrence of the effective time of the merger, (iii) would become vested based on the lapse of time-based vesting conditions within 12 months following the effective time of the merger, or (iv) is subject to performance-based vesting conditions, and (B) 50% of each Company restricted stock unit award that is not described in clauses (i)‑(iv) above, will be cancelled and converted into the right to receive an amount in cash equal to (x) the total number of shares subject to such restricted stock unit award (subject to the vesting terms set forth above) multiplied by (y) the per share merger consideration, without interest and less applicable taxes, on the terms set forth in the merger agreement; and

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each Company restricted stock unit award that is not vested pursuant to the terms above will be cancelled and converted into the right to receive a cash replacement award (substituting the merger consideration for each share that was covered by the restricted stock unit) that is subject to the same general terms and conditions, including time-vesting and payment and forfeiture terms, as the restricted stock unit that it replaces.

Treatment of Warrants
Pursuant to the merger agreement, each warrant to purchase shares of Company common stock that is then unexercised and outstanding will automatically, without any action on the part of the holder, cease to represent a warrant to purchase shares and instead represent a right by the holder upon any subsequent exercise to receive the merger consideration, provided that a holder of a warrant that properly exercises the warrant within 30 days following the public disclosure of the closing of the merger will instead be entitled to receive a Black — Scholes-based value of such warrant in accordance with the terms of such warrant.
Treatment of Class A Exchangeable Shares of 1176363 B.C. Ltd. and 1176368 B.C. Ltd.
Each issued and outstanding Class A exchangeable share of each of 1176363 B.C. Ltd., a subsidiary of the Company, and 1176368 B.C. Ltd., a subsidiary of the Company, is exchangeable for one share of Company common stock. Pursuant to the merger agreement, at the effective time of the merger, each issued and outstanding Class A exchangeable share of each of 1176363 B.C. Ltd. and 1176368 B.C. Ltd. will be effectively redeemed and exchanged for the right to receive the merger consideration.

Representations and Warranties
In the merger agreement, the Company made representations and warranties to Parent and Merger Sub, including those relating to:
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the Company’s and its subsidiaries’ organization, good standing and qualification;

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the Company’s capital structure;

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the Company’s authorization to execute, deliver and perform the merger agreement (including approval of the Board and direction to submit the merger agreement to a shareholder vote and recommendation of shareholder approval) and the enforceability of the merger agreement;

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the receipt by the Board of an opinion from Credit Suisse of the fairness, from a financial point of view, of the per share merger consideration to holders of the Company common stock;

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the absence of conflicts with, or violations of, the Company’s organizational documents, applicable laws, contracts or permits, in each case as a result of the Company’s execution of the merger agreement or consummation of the merger, and the absence of certain governmental filings and consents in connection with the merger;

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documents filed by the Company with the SEC, the accuracy and completeness of the financial statements and other information contained therein; this proxy statement; the Company’s compliance with the Sarbanes — Oxley Act of 2002, as amended; and the Company’s disclosure controls and procedures;

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the absence of a Company Material Adverse Change (as defined below in the section entitled “—Definition of Company Material Adverse Change”) since February 18, 2022; and the absence of certain other changes or events involving the Company and its subsidiaries from February 18, 2022 until the date of the merger agreement;

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the absence of pending or threatened litigation, claims, hearings, arbitrations, investigations or other proceedings involving the Company and its subsidiaries;

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the absence of certain undisclosed liabilities;

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the employee benefit plans, matters relating to the Employee Retirement Income Security Act of 1974, as amended, and other matters concerning employee benefits, compensation and employment-related agreements of the Company and its subsidiaries;

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the compliance with laws by the Company and its subsidiaries, including the U.S. Foreign Corrupt Practices Act of 1977, applicable healthcare laws, the International Traffic in Arms Regulations, the Export Administration Regulations and associated executive orders, the laws implemented by the Office of Foreign Assets Controls, United States Department of the Treasury and all other applicable export control, import, or asset control laws;

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the possession by the Company and its subsidiaries of, and compliance with, permits, licenses and franchises to conduct their business;

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the inapplicability to the merger of the restrictions set forth in Chapters 110C, 110D and 110F of the Massachusetts General Laws, which we refer to as the “MGL”;

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environmental matters with respect to the operations of the Company and its subsidiaries;

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the filing of tax returns, payment of taxes and other tax matters with respect to the Company and its subsidiaries;

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the employees of the Company and its subsidiaries and other labor matters;

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the intellectual property of the Company and its subsidiaries;

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the compliance by the Company and its subsidiaries with data privacy and security regulations;

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the insurance policies of the Company and its subsidiaries;

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material suppliers and customers of the Company and its subsidiaries;

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the leased and owned personal and real property of the Company and its subsidiaries;

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the absence of undisclosed obligations to brokers and investment bankers;

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the material contracts and government contracts of the Company and its subsidiaries;

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the Company’s compliance with certain earn-out obligations arising under or referenced in the Company’s 2018 business combination agreements; and

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the classification of activities and services of the Company and its subsidiaries under the Investment Canada Act.

In the merger agreement, Parent and Merger Sub made representations and warranties to the Company, including those relating to:
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Parent’s and Merger Sub’s corporate organization, good standing and qualification;

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Parent’s and Merger Sub’s authorization to execute, deliver and perform the merger agreement and the enforceability of the merger agreement;

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the absence of conflicts with, or violations of, Parent’s and Merger Sub’s organizational documents, applicable laws, contracts or permits, in each case as a result of their execution of the merger agreement or consummation of the merger; the absence of certain governmental filings, consents or lien creation in connection with the merger;

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the absence of pending or threatened litigation, claims, hearings, arbitrations, investigations or other proceedings involving Parent or Merger Sub;

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the execution, delivery and enforceability of the equity commitment letter;

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Parent’s ownership of Merger Sub;

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the absence of obligations to brokers and investment bankers for which the Company or any of its subsidiaries would have any obligations or liabilities prior to the effective time of the merger;

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the solvency of Parent and surviving corporation immediately after consummation of the transactions contemplated by the merger agreement;

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the absence of obligations to brokers and investment bankers for which the Company or any of its subsidiaries would have any obligations or liabilities prior to the effective time of the merger;

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the truth and accuracy of information supplied in writing by Parent and Merger Sub for inclusion in this proxy statement;

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the disclosure to the Company of all contracts, arrangements and understandings between Parent, Merger Sub or their affiliates and any member of the Board or of management of the Company;

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Parent’s investment intent relating to the acquisition of the shares of Company common stock;

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the enforceability of, and absence of default under, the guarantee executed and delivered by the GI Funds;

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acknowledgment by Parent and Merger Sub of the absence of representations and warranties by the Company not set forth in the merger agreement; and

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Parent’s and Merger Sub’s non-reliance on any cost estimates, financials, projects or other predictions.

Definition of Company Material Adverse Change
Many of the representations and warranties made by the Company in the merger agreement and certain conditions to the performance by Parent and Merger Sub of their obligations under the merger agreement are qualified by reference to whether the item in question would have a “Company Material Adverse Change.” The merger agreement provides that a “Company Material Adverse Change” means any adverse fact, event, change, effect, development, or occurrence (each of which we refer to as a “change”) that, when considered individually or in the aggregate with all such other changes, is or would be reasonably likely to be materially adverse to (i) the ability of the Company to timely perform its obligations under, and consummate the transactions contemplated by, the merger agreement, or (ii) the business, financial condition, assets, liabilities or results of operations of the Company and its subsidiaries taken as a whole. However, no change resulting from the following will constitute or be taken into account in determining whether there has been a “Company Material Adverse Change”:
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changes in legal, tax, economic, political and/or regulatory conditions generally in the United States or other countries in which the Company or any of its subsidiaries conduct operations, including changes generally affecting the securities, credit or financial markets, or any changes in interest or exchange rates or credit ratings;

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changes in or affecting the industries in which the Company or any of its subsidiaries operate (including such changes resulting from general economic conditions);

•
the announcement of the merger agreement or the pendency of the transactions contemplated by the merger agreement, including the identity of Parent or any of its affiliates;

•
changes arising out of geopolitical conditions, acts of terrorism or sabotage, war, or acts of God (including natural disasters);

•
changes arising due to COVID-19 or any law or change in law relating thereto;

•
changes in law, and changes or proposed changes in U.S. generally accepted accounting principles or other accounting standards;

•
any action or omission required pursuant to the terms of the merger agreement or pursuant to the written request of Parent;

•
changes in the price or trading volume of the Company common stock, or any failure by the Company to meet any internal or public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, or any failure by the Company or any of its subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from this definition); and

•
the availability or cost of equity, debt or other financing to Parent or Merger Sub (but not the underlying cause of such availability or cost, unless such changes or failures would otherwise be excepted from this definition).

Notwithstanding the foregoing, changes described in the first, second, fourth, fifth and sixth bullets above will be taken into account in determining whether there has been a “Company Material Adverse Change” to the extent of any disproportionately adverse effect such change has had on the Company and its subsidiaries relative to other companies in the Company’s industry.
Covenants Relating to the Interim Operations of the Company’s Business
Except as otherwise expressly contemplated or required by the merger agreement, as required by applicable law or by any agreement, plan or arrangement in effect on the date of the merger agreement and made available to Parent (or not required by the terms of the merger agreement to be made available to Parent) as set forth in the Company Disclosure Letter, or with Parent’s prior written consent, during the period beginning on the date of the merger agreement and ending at the effective time of the merger, the Company will, and will cause each of its subsidiaries to, conduct its business in all material respects in the ordinary course of business and use commercially reasonable efforts to preserve its business organization intact, to maintain existing relations with customers, suppliers, partners and other third parties with whom the Company and its subsidiaries have business relationships, and to keep available the services of its current officers and employees. Furthermore, except as otherwise required by the merger agreement, as Parent may approve in writing, as required by applicable laws or any governmental entity, in connection with the redemption of the Class A exchangeable shares of 1176363 B.C. Ltd. and 1176368 B.C. Ltd. in accordance with articles of each corporation, or as set forth in the Company Disclosure Letter, until the effective time of the merger, the Company will not, and will not permit any of its subsidiaries to, do any of the following:

•
adopt any amendments to its articles of organization, bylaws or other applicable governing instruments;

•
merge or consolidate the Company or any of its subsidiaries with any person or restructure, reorganize or completely or partially liquidate the Company or any of its subsidiaries, or enter into any new line of business;

•
acquire assets or capital stock from any other person with a value in excess of $500,000 in the aggregate except for acquisitions of equipment, inventory and supplies in the ordinary course of business;

•
issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of, any shares of its capital stock, subject to certain exceptions;

•
make any loans, advances or capital contributions to or investments in any person (other than subsidiaries of the Company) in excess of $250,000 in the aggregate;

•
declare, set aside, make or pay any dividend on or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (other than dividends paid by a direct or indirect wholly owned subsidiary of the Company);

•
reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable for any shares of its capital stock, subject to certain exceptions;

•
incur any indebtedness for borrowed money or guarantee, assume, endorse or otherwise become responsible for such indebtedness of another person, or issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company or any of its subsidiaries, subject to certain exceptions;

•
make or authorize any capital expenditure in excess of $250,000 in the aggregate;

•
make any material changes with respect to accounting policies or procedures, except as required by changes in GAAP or a governmental entity;

•
settle, waive, release, assign or compromise certain material litigation or other proceedings, subject to certain exceptions;

•
make, change or revoke any material tax election; enter into any settlement or compromise of any material tax liability; file any amended material tax return; adopt or change any material method of tax accounting; enter into any closing agreement relating to any material tax liability; agree to extend the statute of limitations in respect to any material amount of taxes, surrender any right to claim a material tax refund; or initiate any material voluntary disclosure with or request any material ruling from a tax authority, in each case other than in the ordinary course of business and consistent with past practice;

•
transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any assets or businesses of the Company or its subsidiaries, including intangible assets and capital stock of any of its subsidiaries, in each case with a value or purchase price in the aggregate in excess of $500,000, subject to certain exceptions;

•
except as required by applicable laws or any Company benefit plan in effect prior to the date of the merger agreement, grant or provide any material severance, termination payments or benefits to any Company director or officer or any other employee or independent contractor of the Company or any of its subsidiaries having an annual base salary or consulting fees of over $200,000; materially increase the compensation of or make any new equity awards to any director, officer or other employee of the Company, except in the ordinary course of business consistent with past practice and related to non-officer employees with annual base compensation of not more than $200,000 after such increase; establish, adopt, terminate or materially amend any Company benefit plan; negotiate, enter into, amend or extend any collective bargaining agreement or similar contract with any labor union or labor organization; hire, engage or terminate the employment or engagement of any employee or independent contractor earning annual base compensation is in excess of $200,000, other than the termination of non-officer employees or independent contractors for cause; or implement any layoffs or furloughs that could implicate the Worker Adjustment and Retraining Notification Act or other similar law; or

•
enter into, amend, terminate, renew, extend, assign or waive or release rights under certain material contracts.

Covenants Relating to the Conduct of Parent’s and Merger Sub’s Business
Except as otherwise expressly contemplated or required by the merger agreement or as required by applicable law, during the period beginning on the date of the merger agreement and ending at the earlier to occur of the effective time of the merger or the termination of the merger agreement:
•
Parent must take all actions necessary to cause Merger Sub to perform its obligations pursuant to the merger agreement and consummate the merger, upon the terms and subject to the conditions of the merger agreement; and

•
Parent, in its capacity as the sole shareholder of Merger Sub, must execute and deliver to Merger Sub and the Company a written consent adopting the merger agreement in accordance with the MBCA, which written consent Parent adopted immediately following the execution of the merger agreement.

Restrictions on Solicitation of Other Offers
Under the merger agreement, until the effective time of the merger, neither the Company nor any of its subsidiaries may, and the Company must cause its and its subsidiaries’ directors, officers and other representatives not to, and must use reasonable best efforts to cause its respective representatives not to, directly or indirectly:
•
initiate, solicit, induce or knowingly facilitate or knowingly encourage any inquiries, discussions or requests or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an acquisition proposal (as defined in the merger agreement) (including by way of providing access to non-public information);

•
engage in, continue or otherwise participate in any discussions or negotiations regarding any acquisition proposal or any inquiries, discussions or requests or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an acquisition proposal;

•
enter into any other acquisition agreement, option agreement, joint venture agreement, partnership agreement, letter of intent, term sheet, merger agreement or other agreement (with limited exceptions) with respect to an acquisition proposal;

•
take any action to make the provisions of any takeover statute or any restrictive provision of any applicable anti-takeover provision in the articles of organization or bylaws of the Company inapplicable to any transactions contemplated by any acquisition proposal;

•
otherwise knowingly assist, participate in or knowingly facilitate any effort or attempt to make an acquisition proposal; or

•
authorize, commit to, agree or publicly propose to do any of the foregoing.

However, subject to compliance with the merger agreement, if at any time prior to the time Company shareholder approval is obtained, (i) solely in response to an unsolicited bona fide written acquisition proposal made after the date of the merger agreement that did not result from a breach of these restrictions, (ii) for purposes of the first, third, and fourth bullets below, if the Board determines, in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law, and (iii) for purposes of the first and fourth bullets below, if the Board has determined in good faith after consultation with its financial advisor and its outside legal counsel that such acquisition proposal either constitutes a superior proposal or would be reasonably likely to result in a superior proposal, then the Company may:
•
provide information (including access to the employees of the Company and its subsidiaries) in response to a request therefor by a person who has made such an unsolicited bona fide written acquisition proposal if the Company receives from the person so requesting such information an executed confidentiality agreement containing terms that are not less favorable, in any material respect, to the Company than those contained in the confidentiality agreement entered into between the Company and GI Partners Acquisitions LLC (and subject to other requirements set forth in the merger agreement);
•
contact a person who has made such an unsolicited bona fide written acquisition proposal solely to clarify the terms and conditions thereof;

•
waive any provision of any standstill or confidentiality agreement that prohibits or purports to prohibit a confidential proposal being made to the Board (or any committee thereof) solely to the extent necessary to allow for an acquisition proposal to be made to the Company or the Board in a confidential manner; and

•
engage or participate in any discussions or negotiations with any person who has made such an unsolicited bona fide written acquisition proposal and has entered into an acceptable confidentiality agreement.

An “acquisition proposal” means any proposal or offer with respect to, in a single transaction or series of related transactions:
•
a merger, sale, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company (or any subsidiary of the Company whose business constitutes 20% or more of the net revenues or assets of the Company and its subsidiaries, taken as a whole);

•
any other direct or indirect acquisition of 20% or more of the total voting power or of any class of equity securities of the Company or 20% or more of the consolidated total assets (including equity securities of its subsidiaries) of the Company and its subsidiaries;

•
a tender offer or exchange offer or other transaction which, if consummated, would result in a direct or indirect acquisition by any person or group of persons of 20% or more of the total voting power represented by the outstanding voting securities of the Company; or

•
the issuance or sale of shares of the Company’s capital stock constituting 20% or more of the total voting power represented by the outstanding voting securities of the Company;

in each case other than the transactions contemplated by the merger agreement.
A “superior proposal” means a bona fide “acquisition proposal” (as defined above, but with each reference to “20%” replaced by “50%”) that the Board has determined in its good faith judgment (i) would, if consummated, result in a transaction more favorable to the shareholders of the Company (in their capacities as such) from a financial point of view, than the transaction contemplated by the merger agreement, taking into account all relevant factors and (ii) is reasonably likely to be completed on the terms proposed.
The Company must promptly notify Parent of the Company’s receipt of any written acquisition proposal or any offer that would reasonably be expected to lead to an acquisition proposal, including the material terms and conditions of any such acquisition proposal. The Company must promptly provide Parent with unredacted copies of such proposal, offer, inquiry or request that is in writing and copies of any other material documents evidencing or specifying the terms and conditions of such proposal. Thereafter, the Company must keep Parent reasonably informed of the status and terms of any such proposal and the status of any such discussions or negotiations.
Nothing contained in the merger agreement prohibits the Company, any of its subsidiaries, or the Board from:
•
complying with its disclosure obligations under applicable law with regard to an acquisition proposal, including taking and disclosing to its shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act, or

•
making any “stop-look-and-listen” communication to the shareholders of the Company pursuant to Rule 14d-9(f) promulgated under the Exchange Act.

However, in no event may the Board make a change of recommendation except to the extent expressly permitted by, and in accordance with, the provisions of the merger agreement described below.

Under the merger agreement, the Company agreed to, and agreed to cause its and its subsidiaries’ directors, officers and senior management, and to direct and cause its other representatives to, except with respect to Parent and Merger Sub:
•
immediately cease and cause to be terminated any existing solicitation, initiation, discussion or negotiation with any person conducted theretofore by the Company, its subsidiaries or any of their representatives with respect to any acquisition proposal;

•
request in writing that each person that has heretofore executed a confidentiality agreement in connection with its consideration of any acquisition proposal promptly destroy or return to the Company all nonpublic information previously furnished by the Company or any of its representatives to such person in accordance with the terms of such confidentiality agreement; and

•
terminate access to any physical or electronic data room relating to a possible acquisition proposal.

Restrictions on Changes of Recommendation to Company Shareholders
Under the merger agreement, the Board must submit the merger agreement to the Company’s shareholders for approval and must recommend that the Company’s shareholders vote in favor of approving the merger agreement. Prior to the effective time of the merger, neither the Board nor any committee thereof may withhold, withdraw, qualify, amend or modify (or publicly propose or resolve to withhold, withdraw, qualify, amend or modify), in each case, in a manner adverse to Parent, the Board’s recommendation to the Company’s shareholders that they approve the merger agreement, which we refer to as the “Company recommendation” (any such change being referred to herein as a “change of recommendation”).
However, prior to the time that Company shareholder approval is obtained, the Board may (i) effect a change of recommendation in response to a superior proposal or (ii) effect a change of recommendation (other than the adoption, approval, endorsement or recommendation of, or public proposal to adopt, approve, endorse or recommend, any acquisition proposal) in response to an intervening event if (in the case of either clause (i) or (ii)):
•
the Company has notified Parent in writing at least three business days prior to taking such action that it intends to effect a change of recommendation, which we refer to as a “recommendation change notice”;

•
if requested by Parent, the Company has negotiated with Parent to enable Parent to propose revisions to the terms of the merger agreement in a manner that would obviate the need for making such change of recommendation during the three business day period following delivery by the Company to Parent of such recommendation change notice; provided that if there is any material revision, amendment, update or supplement to the terms of any such superior proposal, the Company must notify Parent of each such revision, amendment, update or supplement, and the applicable three business day period described above will be extended until at least two business days after receipt of such notice;

•
if Parent proposed revisions to the merger agreement during such three business day period (as such period may be extended as described in the immediately preceding bullet point), the Board has determined in good faith after consultation with its outside legal counsel and its financial advisor that such the superior proposal would nevertheless continue to constitute a super proposal if the revisions proposed by Parent were to be given effect; and

•
the Board has determined in good faith, after consultation with its outside counsel, that the failure to effect a change of recommendation would be inconsistent with its fiduciary obligations under applicable law.

Additional Agreements of the Parties to the Merger Agreement
Proxy Statement; Company Shareholder Approval
Promptly following the Company’s receipt of notice from the SEC that the SEC has completed its review of this proxy statement (or, if the SEC does not inform the Company that it intends to review this proxy statement on or before the tenth calendar day following the filing of this proxy statement, promptly following such tenth calendar day), the Company is obligated to take all action necessary to duly call, give notice of, convene and hold a meeting of the shareholders of the Company, which we refer to as the “special meeting,” to consider and vote upon the approval of the merger agreement.
However, the Board is permitted to adjourn, delay or postpone the special meeting in accordance with applicable law (but not beyond the outside date, which is described below):
•
with the written consent of Parent;

•
for the absence of a quorum;

•
to allow reasonable additional time to solicit additional proxies if the Company has not received proxies representing a sufficient number of shares of Company common stock to obtain Company shareholder approval;

•
if required by applicable law; or

•
to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure that the Company and Parent have determined, after consultation with outside legal counsel, is required under applicable law.

Except to the extent that the Board will have effected a change of recommendation in accordance with the merger agreement, the Board must (i) recommend to the Company’s shareholders that they approve the merger agreement and (ii) include such recommendation in this proxy statement.
Antitrust Matters
Parent must take any and all steps necessary to avoid or eliminate each and every objection that may be asserted by any government antitrust entity so as to enable the closing to occur expeditiously. Such steps would include proposing, negotiating, committing to and/or effecting, by consent decree, hold separate orders, or otherwise, the sale, divestiture or disposition of, or holding separate, such of Parent’s or the Company’s assets, properties or businesses as necessary to avoid the entry of, or to effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order which would have the effect of preventing the consummation of the transactions contemplated by the merger agreement. In addition, Parent must defend through litigation, including through appeal, any claim asserted in court or administrative proceeding by any party in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment that would prevent the closing of the merger.
Access to Information
Until the effective time of the merger and upon reasonable notice, the Company and its subsidiaries (i) will afford to Parent and Parent’s representatives reasonable access, during normal business hours and in a manner that does not unreasonably interfere with the normal business or operations of the Company or its subsidiaries, to its employees, properties, books, contracts and records (ii) furnish promptly all information concerning its respective business, properties and personnel, in each case as Parent may reasonably request.
Delisting of Company Common Stock
Each of the parties to the merger agreement have agreed to cooperate with the other parties to use their reasonable best efforts to take or cause to be taken, prior to the closing date, all actions reasonably necessary, proper or advisable to enable the delisting by the surviving corporation of Company common stock from the Nasdaq Stock Market and the deregistration of Company common stock under the Exchange Act, as promptly as practicable after the effective time of the merger.
Public Disclosure
Except as may be required by law or stock market regulations, Parent and the Company must consult with the other party before issuing any press releases or otherwise making any public announcements with respect to the transactions contemplated by the merger agreement that is not limited to previously approved statements.

Employee Benefits
For a period of one year following the effective time of the merger or such shorter period of post-merger employment of an individual employed by the Company or any of its subsidiaries immediately prior to the effective time of the merger and who remains employed by the Company or any of its subsidiaries immediately following the effective time of the merger, which we refer to as a “Company employee,” the Company and Parent have agreed with each other to provide, or cause to be provided, to each such Company employee (i) a base salary or regular hourly wage, as applicable, that is not less than the base salary or regular hourly wage provided to such employee by the Company and its subsidiaries immediately prior to the effective time of the merger, (ii) short-term target cash bonus opportunities including annual and quarterly bonus opportunities and sales commission opportunities (but excluding any change in control, transaction, equity or equity-based compensation, long-term incentive or retention benefits) that are no less favorable to such employees than those provided to such employees by the Company and its subsidiaries immediately prior to the effective time of the merger and having performance targets determined in good faith by Parent after consultation with management, (iii) pension and welfare benefits and perquisites (excluding any defined benefit pension, non-qualified deferred compensation or post-retirement or retiree medical benefits) that are substantially comparable in the aggregate to those provided by the Company and its subsidiaries immediately prior to the effective time of the merger, and (iv) severance benefits that are no less favorable than those set forth in the Company’s severance agreements with such employees that were disclosed to Parent, in each case other than as agreed to by the Company employee. Within the six-month period immediately following the effective time of the merger, Parent will cause the Company and its subsidiaries to review cash compensation rates of such employees against market compensation data and will consider in good faith adjustments to such rates taking into account such data.
Parent has also agreed with the Company to, or to cause the Company or its subsidiaries to, with respect to any employee benefit plans maintained by Parent or any of its subsidiaries in which a Company employee is eligible to participate as of the effective time of the merger, use commercially reasonable efforts to (a) recognize each Company employee’s prior service with the Company and its subsidiaries for purposes of determining eligibility to participate, vesting, accruals and entitlement to benefits, except where such credit would result in duplication of benefits or would result in benefit accruals under any defined benefit pension plan or impact levels of benefits under any post-retirement or post-employment health or welfare plan; (b) waive any eligibility waiting periods and evidence of insurability requirements; and (c) provide credit for any co-payments and deductibles incurred prior to the effective time of the merger for purposes of satisfying any applicable deductible, out-of-pocket or similar requirements.
From and after the effective time of the merger, Parent and the Company have agreed with each other to honor, in accordance with their terms without amendment, all employment, severance and income continuity programs, plans or agreements between the Company or its subsidiaries and any employee of the Company and its subsidiaries including bonuses, incentives or severance payments in existence on the date of the merger agreement, other than as agreed to by the Company employee.
From and after the effective time of the merger, Parent has agreed with the Company to cause the surviving corporation or the Company benefit plans to, provide or pay when due to a Company employee and any beneficiaries and dependents thereof all benefits and compensation pursuant to the Company benefit plans in effect on the date of the merger agreement, in each case to the extent earned or accrued through, and to which such individuals are entitled as of, the effective time of the merger in accordance with the terms of such Company benefit plans.
Parent acknowledged in the merger agreement that a “change in control” or “change of control” within the meaning of the Company omnibus incentive plan will occur upon the effective time of the merger.
Notwithstanding anything to the contrary in the merger agreement, with respect to each individual currently or formerly employed by the Company or any of its subsidiaries in Canada, the Company and its subsidiaries will continue to be bound by the exact same terms of any employment and post-employment obligations actually or contingently owing to such individual by the Company or its subsidiaries immediately prior to the effective time of the merger, to the extent required by applicable law or contract. The Company and its subsidiaries, will be solely liable for any and all amounts payable in respect of such terms of employment and post-employment obligations, including those arising as a result of changes made by the Company or its subsidiaries to such terms of employment and post-employment obligations.
Nothing in the merger agreement conferred upon any employee or other service provider any right to employment or engagement, continued employment or engagement, or any term or condition of employment or engagement, with Parent, Company or their respective affiliates. In no event will the terms of the merger agreement actually, or be deemed to, establish, amend, or modify any employee benefit plan or any other compensation or benefit plan, policy, program, agreement or arrangement maintained or sponsored by Parent, Company or their respective affiliates. Nothing in the merger agreement created any third-party beneficiary rights in any current or former employee, director, officer, independent contractor or other service provider of the Company or any of its affiliates (or any beneficiaries or dependents thereof).
Expenses
The surviving corporation will pay all charges and expenses, including those of the paying agent in connection with the payment of the per share merger consideration payable to the holders of shares of Company common stock. Except for costs and expenses relating to antitrust matters, directors’ and officers’ liability insurance, the Company termination fee, and the Parent termination fee, whether or not the merger is consummated, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expense.
Indemnification; Directors’ and Officers’ Insurance
For a period of six years after the effective time of the merger, Parent must cause the surviving corporation to indemnify and hold harmless, to the fullest extent permitted under applicable laws, each present or former director or officer of the Company and its subsidiaries, who we refer to as an “indemnified party,” against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or relating to such indemnified party’s service as a director or officer of the Company or any of its subsidiaries or services performed by such indemnified party at the request of the Company or one of its subsidiaries prior to the effective time of the merger, solely to the extent provided under the articles of organization or bylaws of the Company or any of its subsidiaries, or under any applicable contracts, in each case that were in effect as of the date of the merger agreement. Each indemnified party will be entitled to advancement of expenses (including attorneys’ fees) incurred in the defense of any such claim, action, suit, proceeding or investigation from the surviving corporation as long as the indemnified party to whom expenses are advanced makes an undertaking to repay such advances if it is ultimately determined that such indemnified party is not entitled to indemnification.
Prior to the effective time, the Company is required to, and if the Company is unable to, Parent must cause the surviving corporation to, obtain and fully pay the premium for the extension of the Company’s directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six years after closing, provided, that the aggregate one-time premium cost of such extended coverage must not exceed 300% of the annual premiums currently paid by the Company for such insurance (which we refer to as the “maximum premium”). If the Company and the surviving corporation are for any reason unable to obtain such “tail” insurance policies, Parent has agreed to maintain in effect for six years from the effective time of the merger the Company’s existing directors’ and officers’ liability insurance policy with respect to matters existing or occurring at or prior to the effective time of the merger (including the transactions contemplated by the merger agreement), so long as the annual premiums would not exceed the maximum premium.
In the event Parent or the surviving corporation or any of their respective successors or assigns (i) consolidates with or merges into any other corporation or entity and will not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provisions will be made so that the successors and assigns of Parent or the surviving corporation, as the case may be, will assume all of the obligations described above.

Parent will be obligated to pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any indemnified party in enforcing the indemnity and other obligations described above.
Takeover Statutes
If any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation is or may become applicable to any of the transactions contemplated by the merger agreement, each of Parent, Merger Sub, the Company and members of their respective boards of directors must, to the fullest extent practicable, grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.
Control of Operations
Nothing contained in the merger agreement will give Parent, directly or indirectly, the right to control or direct the Company’s operations prior to the effective time of the merger. Prior to the effective time of the merger, the Company must exercise, consistent with the terms and conditions of the merger agreement, complete control and supervision over its operations.
Section 16 Matters
The Company and Parent each must take all such steps as may be necessary or appropriate to ensure that any dispositions of shares of Company common stock resulting from the merger by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the effective time of the merger are exempt under Rule 16b-3 promulgated under the Exchange Act.
Financing Matters
The Company, its affiliates, and their respective representatives have no responsibility for any financing that Parent may raise in connection with the merger, and Parent’s obligation to consummate the merger is not subject to any financing condition.
Prior to the closing of the merger, the Company must, must cause its subsidiaries to, and must use its reasonable best efforts to cause its and their respective representatives to, at Parent’s sole cost and expense, provide to Parent and its subsidiaries all cooperation as is customary and reasonably requested by Parent that is necessary in connection with the arrangement of one or more senior secured debt financings incurred by Parent or its affiliates in connection with the transactions contemplated by the merger agreement, which cooperation may consist of:
•
participation by appropriate members of management of the Company in a reasonable number of meetings, presentations, road shows, due diligence sessions and sessions with rating agencies at locations and times reasonably acceptable to the Company and upon reasonable advance notice;

•
assisting with the preparation of appropriate and customary materials relating to the Company for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents customarily required in connection with a debt financing;

•
executing and delivering definitive agreements negotiated and prepared by Parent and its counsel in respect of such debt financing as may be reasonably requested by Parent, and to the extent required by such debt financing, reasonably assisting in facilitating the pledging of, and perfection of security interests in, collateral, subject to certain conditions set forth in the merger agreement;

•
furnishing Parent and any other entity that has committed to provide or arrange or otherwise entered into agreements in connection with such debt financing in connection with the merger as promptly as reasonably practicable following a request therefor, with the financial statements of the Company and its consolidated subsidiaries as is reasonably available to the Company at such time and is customarily required in connection with financings of a type similar to such debt financing;

•
following Parent’s reasonable request, using reasonable best efforts to cause directors and officers who will continue to hold such offices and positions from and after the effective time of the merger to execute resolutions or consents of the Company and its subsidiaries;

•
if requested by Parent, providing all documentation and other information relating to the Company and its subsidiaries as is reasonably and customarily required by applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

•
executing and delivering one or more customary authorization letters in connection with the confidential information memoranda or otherwise that are customarily required in connection with the financings of a type similar to such debt financing; and

•
use reasonable best efforts to deliver customary payoff letters with respect to the existing credit facilities under the Company’s loan and security agreement.

Notwithstanding the foregoing, neither the Company nor any of its subsidiaries will be required to:
•
pay any commitment fee or similar fee in connection with any debt financing;

•
take any action that would result in the Company or any of its subsidiaries being an issuer or obligor under any debt financing prior to the closing of the merger or cause any of their respective directors, officers or employees to incur any personal liability;

•
authorize any resolution or consent to approve or authorize the consummation of a debt financing that is effective prior to the effective time of the merger;

•
provide any certificates, opinions or representations with respect to or in connection with any debt financing;

•
issue any offering memorandum, bank book or other similar document; or

•
provide, or cause to be provided, any information or take, or cause to be taken, any action to the extent it would result in a violation of applicable law, any confidentiality obligation binding on the Company, its subsidiaries, or their affiliates, or loss of any attorney — client privilege, in each case with respect to or in connection with such debt financing.

Nothing in the requested cooperation described above will require the Company to agree to pay any fees, reimburse any expenses or give any indemnities or incur any other liability or obligation prior to the effective time of the merger. Parent must promptly reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or any of its subsidiaries and their representatives in connection with such cooperation. Parent and Merger Sub must indemnify and hold harmless the Company, its affiliates, and their respective representatives from and against any and all losses or damages suffered or incurred by them in connection with any such financing (except to the extent arising from the Company’s or its representatives’ fraud, bad faith, gross negligence or willful misconduct).
Cooperation with respect to Assumption of Continuing Liabilities
Pursuant to the Company’s 2018 business combination agreements with the former owners of CityBase and eCivis, two of the Company’s current subsidiaries, the Company retains certain contingent earn-out obligations that, upon fulfillment of certain conditions set forth in such agreements, the Company may have payment obligations to such former owners. Pursuant to the merger agreement, Parent may, but is not required to, expressly assume the earn-out obligations set forth in the 2018 business combination agreement with the former owners of CityBase. In the event that Parent does elect to expressly assume the CityBase earn-out obligation, the Company has agreed to cooperate with Parent to facilitate such assumption. In the event that the CityBase earn-out obligation is not assumed by Parent and the merger is consummated, any amounts payable under the earn-out will not be an obligation of the Company’s pre-closing shareholders. Pursuant to the merger agreement, the Company must (between signing and closing under the merger agreement) use, and cause its subsidiaries to use, commercially reasonable efforts to comply with its obligations under each of the earn-out obligations. If the Company or any of its subsidiaries becomes aware of any actual or alleged breach or violation of the terms and conditions of such earn-out obligations, the Company must promptly notify Parent of the same. In addition, the Company may not compromise, settle, or otherwise come to an arrangement regarding any earn-out obligation without Parent’s prior written consent.

Transaction Litigation
The Company, on the one hand, and Parent and Merger Sub, on the other hand, must keep the other reasonably informed on a current basis with respect to any actions, claims, suits or proceedings commenced against such party to the merger agreement or any of such party’s affiliates or their respective directors or officers relating to the merger agreement or the transactions contemplated by the merger agreement (any such actions, claims, suits or proceedings being referred to herein as “transaction litigation”). Each of Parent and the Company must reasonably consult with the other and give consideration to the other’s advice regarding any transaction litigation. The Company must (a) give Parent the opportunity to participate in, on a regular basis, the prosecution or settlement of any transaction litigation, (b) afford Parent a reasonable opportunity to review and comment on filings and responses relating thereto and (c) on a current basis, keep Parent apprised of, and consult with Parent with respect to, proposed strategy and any significant decisions related thereto; provided that the Company will in any event control such defense, settlement or prosecution. In no event may the Company or its subsidiaries or any representative of the Company compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any transaction litigation or consent to the same without Parent’s prior written consent.
Conditions to the Merger
The obligation of each of the Company, Parent and Merger Sub to consummate the merger is subject to the satisfaction or waiver of the following conditions:
•
obtaining Company shareholder approval;

•
the waiting period (and any extensions thereof) applicable to the consummation of the merger under the Hart — Scott — Rodino Antitrust Improvements Act of 1976, as amended, must have expired, lapsed or been terminated; and

•
no court or other governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law, statute or ordinance, common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the merger.

The obligation of Parent and Merger Sub to consummate the merger is subject to the satisfaction or waiver of the following additional conditions:
•
certain representations and warranties of the Company regarding the Company’s capitalization being true and correct in all respects as of the date of the merger agreement and as of the closing date of the merger as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case as of such earlier date), except for de minimis inaccuracies;

•
certain representations and warranties of the Company regarding organization, good standing and qualification, capitalization, corporate authority, approval and fairness, Chapters 110C, 110D and 110F of the MGL, and brokers and investment bankers being true and correct in all material respects as of the date of the merger agreement and as of the closing date of the merger (without regard to any materiality or Company Material Adverse Change qualifications contained in the merger agreement) as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case as of such earlier date);

•
the representation and warranty of the Company regarding the absence of the occurrence of a Company Material Adverse Change being true and correct in all respects as of the date of the merger agreement and as of the closing date of the merger as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case as of such earlier date);

•
all the other representations and warranties of the Company set forth in the merger agreement being true and correct in all respects as of the date of the merger agreement and as of the closing date of the merger (without regard to any materiality or Company Material Adverse Change qualifications contained in the merger agreement) as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case as of such earlier date), except where any failures of any such representations and warranties to be true and correct (without regard to any materiality or Company Material Adverse Change qualifications contained in the merger agreement) have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Change;
•
the Company must have performed in all material respects all obligations required to be performed by it under the merger agreement on or prior to the closing date of the merger; and

•
a Company Material Adverse Change must not have occurred since the date of the merger agreement; and

•
receipt a certificate signed by an officer of the Company confirming the matters set forth in the immediately preceding six bullets.

The obligation of the Company to consummate the merger is subject to the satisfaction or waiver of the following additional conditions:
•
certain representations and warranties of Parent and Merger Sub regarding the capitalization of Merger Sub being true and correct in all material respects as of the date of the merger agreement and as of the closing date of the merger as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case as of such date);

•
all the other representations and warranties of Parent and Merger Sub being true and correct as of the date of the merger agreement and as of the closing date of the merger (without regard to any materiality qualifications contained in the merger agreement) as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case as of such date), except where any failures of any such representations or warranties to be true and correct (without regard to any materiality qualifications contained in the merger agreement) have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent and Merger Sub’s ability to consummate the merger;

•
each of Parent and Merger Sub having performed in all material respects all obligations required to be performed by it under the merger agreement on or prior to the closing date of the merger; and

•
receipt of a certificate signed by an officer of Parent confirming the matters set forth in the immediately preceding three bullets.

Termination
The merger agreement may be terminated and the merger may be abandoned:
•
by mutual written consent of Parent and the Company at any time prior to the effective time of the merger;

•
by either Parent or the Company, if the effective time of the merger has not occurred on or before October 28, 2022, which we refer to as the “outside date,” except that a party to the merger agreement will not be permitted to terminate the merger agreement under this provision if the failure of such party to fulfill any obligation under the merger agreement has been the cause of or resulted in the failure of the merger to occur on or before the outside date (we refer to such a termination as an “outside date termination”), provided that such outside date will be automatically extended to April 28, 2023 if all conditions to closing are fulfilled except for the expiration of, or approval relating to, antitrust review;

•
by either Parent or the Company, if Company shareholder approval is not obtained at a special meeting of the shareholders (or at any adjournment or postponement thereof) at which a vote on the approval of the merger agreement was taken (we refer to such a termination as a “non-approval termination”);

•
by either Parent or the Company, at any time prior to the effective time of the merger, if a court or other governmental entity of competent jurisdiction has issued a final and nonappealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the merger, except that a party to the merger agreement will not be permitted to terminate the merger agreement under this provision if the failure of such party to fulfill any obligation under the merger agreement has been the cause of, or resulted in, any such action or event;
•
by the Company, at any time prior to obtaining Company shareholder approval, if (i) the Board authorizes the Company, subject to complying with the terms of the merger agreement, to enter into an alternative acquisition agreement with respect to a superior proposal and (ii) immediately prior to or concurrently with the termination of the merger agreement the Company enters into an alternative acquisition agreement with respect to a superior proposal and pays the Company termination fee (we refer to such a termination as a “superior proposal termination”);

•
by the Company, if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub set forth in the merger agreement, or any such representation and warranty has become untrue after the date of the merger agreement, such that (i) certain closing conditions applicable to the Company set forth in the merger agreement would not to be satisfied, and (ii) such breach or failure to be true is not capable of being cured by the outside date or, if capable of being cured by the outside date, is not cured prior to the earlier of (x) 30 days after written notice thereof is given by the Company to Parent or (y) the outside date, provided that the Company is not then in breach of any representation, warranty, covenant or agreement such that certain closing conditions applicable to Parent and Merger Sub under the merger agreement would not be satisfied (we refer to such a termination as a “Parent breach termination”);

•
by the Company, if (i) all closing conditions applicable to Parent and Merger Sub have been, and continue to be, satisfied (other than any condition that by its nature cannot be satisfied until closing but that is reasonably expected to be, and is cable of being, satisfied at closing), (ii) the Company has provided written notice to Parent that the Company is ready, willing and able to consummate the transactions contemplated by the merger agreement on the date that closing should occur and (iii) Parent fails to consummate the closing within three business days following the date on which Parent receives such written notice (we refer to such termination as a “Parent failure to perform termination”);

•
by Parent, prior to the effective time of the merger, if the Board (i) has effected a change of recommendation; (ii) has failed to include the Company board recommendation in this proxy statement; (iii) has recommended, adopted, approved, endorsed, or entered into or publicly proposed to recommend, adopt, approve, or endorse, or enter into any alternative acquisition agreement, any acquisition proposal or any superior proposal; (iv) has made any public recommendation in connection with a tender offer or exchange offer other than a recommendation against such tender offer or exchange offer, other than a “stop-look-and-listen” communication from the Board to the shareholders of the Company pursuant to Rule 14d-9(f) promulgated under the Exchange Act; (v) if an acquisition proposal (other than an acquisition proposal subject to Regulation 14D) has been publicly announced or disclosed, has failed to recommend against such acquisition proposal or failed to reaffirm the Company recommendation on or prior to the earlier of 10 business days after such acquisition proposal has been publicly announced or disclosed or two business days prior to the meeting of shareholders approving the merger agreement; or (vi) has formally resolved to effect or publicly announced an intention to effect any of the foregoing actions included in this bullet point (we refer to any such termination described in this bullet point as a “trigger event termination”); or

•
by Parent, prior to the effective time of the merger, if there has been a breach of any representation, warranty, covenant or agreement made by the Company set forth in the merger agreement, or any such representation and warranty has become untrue after the date of the merger agreement, such that (i) certain closing conditions applicable to Parent and Merger Sub set forth in the merger agreement would not to be satisfied, and (ii) such breach or failure to be true is not capable of being cured by the outside date or, if capable of being cured by the outside date, is not cured prior to the earlier of (x) 30 days after written notice thereof is given by Parent to the Company or (y) the outside date, provided that neither Parent nor Merger Sub is then in breach of any representation, warranty, covenant or agreement such that certain closing conditions applicable to the Company under the merger agreement would not be satisfied (we refer to such a termination as a “Company breach termination”).

In the event of termination of the merger agreement as provided above, the merger agreement will become void and of no effect with no liability to the Company, Parent, Merger Sub or their respective representatives or affiliates, except that, subject to certain limitations,
•
no such termination will relieve the Company of any liability or damages resulting from any willful breach of the merger agreement or fraud; and

•
certain provisions of the merger agreement, including those related to fees and expenses, miscellaneous matters, public disclosure, and the effect of termination and abandonment of the merger agreement, will survive the termination of the merger agreement.

A “willful breach” means a deliberate act or a deliberate failure to act by a party to the merger agreement, taken or not taken with the actual knowledge that such act or failure to act would, or would reasonably be expected to, result in or constitute a material breach.
Termination Fees
Subject to certain limitations, the Company will pay Parent a termination fee, which we refer to as the “Company termination fee,” equal to $12,760,000 in cash in the event that the merger agreement is terminated:
•
by Parent by means of a trigger event termination;

•
by the Company by means of a superior proposal termination; or

•
(i) by either Parent or the Company, prior to receipt of Company shareholder approval, by means of an outside date termination, (ii) by Parent or the Company as a result of a non-approval termination, or (iii) by Parent as a result of a Company breach termination, if (in each of the preceding clauses (i), (ii) and (iii)):

•
before the date of such termination, an acquisition proposal has been made, proposed or disclosed and not withdrawn (and in the case of a non-approval termination, publicly disclosed); and

•
within 12 months after the date of such termination, any acquisition proposal is consummated or a definitive agreement with respect to any acquisition proposal is entered into and such acquisition proposal is thereafter consummated (provided that, for these purposes, the references to “20%” in the definition of “acquisition proposal” are deemed to be references to “50%”).

Subject to certain limitations, Parent will pay the Company a reverse termination fee, which we refer to as the “Parent termination fee,” equal to $29,770,000 in the event that the merger agreement is terminated:
•
by either Parent or the Company by means of an outside date termination at a time when the Company could otherwise terminate pursuant to a Parent breach termination;

•
by the Company by means of a Parent breach termination; or

•
by the Company by means of a Parent failure to perform termination.

In no event will the Company or Parent be required to pay a termination fee on more than one occasion.
If the Company or Parent fails to promptly pay any amount described above and, in order to obtain such payment, the other party commences a legal proceeding that results in a judgment against the paying party for the payment set forth above, such paying party will pay the other party its out-of-pocket costs and expenses (including attorneys’ fees) in connection with such legal proceeding, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date that such payment was required to be made plus 2% per annum, compounded quarterly, or a lesser rate that is the maximum permitted by applicable law, provided that the aggregate enforcement costs payable by either party may not exceed $500,000 in the aggregate.
In the event that Parent receives the Company termination fee pursuant to the provisions described above, the right of Parent to receive such amount will constitute the sole and exclusive remedy for, and such amount will constitute liquidated damages in respect of, any termination of the merger agreement for Parent, the fund guarantors, Merger Sub and any of their respective affiliates or assignees, regardless of the circumstances giving rise to such termination. Upon payment of such amount, together with enforcement costs, if any, none of the Company, any of its subsidiaries and any of their respective affiliates or assignees will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated thereby. The Company expressly acknowledged and agreed that Parent will not need to prove damages to receive the Company termination fee when it is payable under the merger agreement, and irrevocably waived any right to challenge the amount of actual damages represented by the Company termination fee.
In the event that the Company is entitled to receive the Parent termination fee pursuant to the provisions described above, the right of the Company to receive such amount and any additional enforcement costs will constitute the sole and exclusive remedy for, and such amount will constitute liquidated damages in respect of, any termination of the merger agreement for the Company and its affiliates or assignees, regardless of the circumstances giving rise to such termination. Upon payment of such amount, none of Parent, the fund guarantors, Merger Sub and any of their respective affiliates or assignees will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated thereby. Parent expressly acknowledged and agreed that the Company will not need to prove damages to receive the Parent termination fee when it is payable under the merger agreement, and irrevocably waived any right to challenge the amount of actual damages represented by the Parent termination fee. Nothing in the merger agreement provisions described in the preceding sentences of this paragraph will impair the Company’s the right to obtain specific performance, but the Company is not entitled to receive both payment of the Parent termination fee and specific performance or an injunction to consummate the transactions contemplated by the merger agreement.
Amendment; Extension; Waiver; Procedures
Amendment
Subject to applicable laws, at any time prior to the effective time of the merger, the parties to the merger agreement may modify or amend it, by written agreement executed and delivered by duly authorized officers of the respective parties, provided that following receipt of Company shareholder approval, no amendment may be made that is prohibited by Section 11.02(e) of the MBCA or that by law or rule or regulation of any stock exchange requires further approval by the shareholders of the Company without such further approval.
Extension; Waiver
At any time prior to the effective time of the merger, the Company or Parent may (i) waive or extend the time for the performance of any of the obligations or other acts of Parent or Merger Sub, in the case of the Company, or the Company, in the case of Parent, or (ii) waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement on the part of Parent or Merger Sub, in the case of the Company, or the Company, in the case of Parent. Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to the merger agreement to assert any of its rights under it or otherwise will not constitute a waiver of such rights, nor will any single or partial exercise by any party of any of its rights under the merger agreement preclude any other or further exercise of such rights or any other rights under the merger agreement.
Specific Performance
Under the merger agreement, the parties thereto have acknowledged and agreed that the parties will be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the merger agreement and the limited guarantee and to enforce specifically the terms and provisions of the merger agreement and any other agreement or instrument executed in connection with the merger agreement, including the limited guarantee; provided, that the Company may only seek specific performance of Parent’s and Merger Sub’s obligations to complete the closing of the merger in the event that (i) Parent fails to consummate the closing as of the date the closing should have occurred pursuant to the merger agreement, (ii) the Company has irrevocably confirmed in writing that it is ready, willing and able to consummate the transactions contemplated by the merger agreement and will do so if Parent and Merger Sub perform and (iii) Parent and Merger Sub fail to consummate the closing within three business days following the date on which such notice is delivered.

Governing Law; Submission to Jurisdiction
The merger agreement is governed by the laws of the State of Delaware, except to the extent the laws of Massachusetts are mandatorily applicable to the merger, in each case without regard to the conflicts of laws rules thereof. Each of the parties to the merger agreement has irrevocably and unconditionally consented to the exclusive general jurisdiction of the Business Litigation Session of the Superior Court of Massachusetts sitting in Boston, Massachusetts or, if unavailable, the United States District Court for the District of Massachusetts sitting in Boston, Massachusetts, in the event any dispute arises out of, in connection with or relating to the merger agreement or the transactions contemplated thereby.
Required Vote; Board Recommendation
The vote on this proposal to approve the merger agreement is a vote separate and apart from the vote on the nonbinding merger-related compensation proposal and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement. Accordingly, you may vote “FOR” either or both of the nonbinding merger-related compensation proposal and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement and vote “AGAINST” or “ABSTAIN” for this proposal to approve the merger agreement.
The approval of this proposal to approve the merger agreement requires the affirmative vote of the holders of at least two-thirds of the shares of Company common stock that are issued and outstanding as of the record date.
The Board unanimously recommends that you vote “FOR” approval of the proposal to approve the merger agreement.

NONBINDING MERGER-RELATED COMPENSATION PROPOSAL (PROPOSAL 2)
In accordance with Section 14A of the Exchange Act and Rule 14a-21(c) under the Exchange Act, we are providing shareholders with the opportunity to cast a nonbinding advisory vote with respect to certain payments that may be made to our named executive officers in connection with the merger, as reported in “The Merger — Interests of Company Directors and Executive Officers in the Merger — Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Merger.”
Accordingly we are seeking approval of the following resolution at the special meeting:
“RESOLVED, that the Company’s stockholders approve, on a nonbinding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the table and narrative discussion under the heading entitled ‘The Merger — Interests of Company Directors and Executive Officers in the Merger — Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Merger.’”
The vote on this proposal is a vote separate and apart from the vote on the proposal to approve the merger agreement and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement. Accordingly, you may vote “FOR” either or both of the proposals to approve the merger agreement and the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement and vote “AGAINST” or “ABSTAIN” for this nonbinding advisory proposal regarding merger-related compensation (and vice versa).
Because your vote is advisory, it will not be binding upon the Company, the Board, the Compensation Committee of the Board, Parent or any affiliate of Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger agreement is approved by the shareholders and the merger is completed, the merger-related compensation will still be paid to our named executive officers to the extent payable in accordance with the terms of such compensation.
The approval of this proposal requires the affirmative vote of a majority of the votes properly cast upon such proposal.
The Board unanimously recommends that you vote “FOR” approval of the nonbinding merger-related compensation proposal.

AUTHORITY TO ADJOURN THE SPECIAL MEETING (PROPOSAL 3)
We will ask our shareholders to vote only on this Proposal 3 and not on the proposal to approve the merger agreement or the nonbinding merger-related compensation proposal if the Board determines to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.
In this proposal, we are asking our shareholders to approve a proposal to authorize the Board, in its discretion, to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement. If our shareholders approve the adjournment of the special meeting, regardless of whether a quorum is present, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against approval of the merger agreement.
The vote on this proposal is a vote separate and apart from the vote on the proposal to approve the merger agreement and the nonbinding merger-related compensation proposal. Accordingly, you may vote “FOR” either or both of the proposals to approve the merger agreement and the nonbinding merger-related compensation proposal and vote “AGAINST” or “ABSTAIN” for the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement (and vice versa).
The approval of this proposal requires the affirmative vote of a majority of the votes properly cast upon such proposal.
The Board unanimously recommends that you vote “FOR” approval of the proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

MARKET PRICE OF COMPANY COMMON STOCK
The Company common stock is listed for trading on the Nasdaq Stock Market under the trading symbol “GTYH.”
On April 28, 2022, the last full trading day prior to the announcement of the Company’s entry into the merger agreement, the closing price per share of Company common stock was $2.83. On May 18, 2022, the closing price per share of Company common stock was $5.82. You are encouraged to obtain current market quotations for Company common stock in connection with voting your shares of Company common stock.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us at May 13, 2022 with respect to Company common stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock;

•
each of our named executive officers and directors who beneficially own common stock; and

•
all our current executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.
	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner(2)	Shares(3)	Percent of Class
Harry L. You(3)(4)	6,567,175	10.6%
William D. Green(3)(5)	3,117,490	5.0%
Joseph M. Tucci(3)(5)	3,050,090	4.9%
TJ Parass(6)	2,757,273	4.4%
David Farrell	646,859	1.1%
John J. Curran(7)	347,911	*
Charles Wert	122,557	*
Randolph Cowen	68,559	*
All current executive officers and directors as a group (16 individuals)	18,955,948	26.9%
Five Percent Holders:
Conifer Management, L.L.C.(8) Conifer Capital Management, LLC 9 West 57th Street, Suite 5000 New York, NY 10019-2701	5,876,987	9.9%
Andreas Bechtolsheim c/o Arista Networks Attn: Andreas Bechtolsheim 5453 Great America Parkway Santa Clara, CA 95054-3645	5,000,000	8.4%
Beryl Capital Management LLC(9) 1611 South Catalina Avenue, Suite 309 Redondo Beach, CA 90277	4,680,660	7.9%
Terrapin Station LLC 118 Huntington Ave., Apt. 2102 Boston, MA 02116	3,517,084	5.9%

*
Less than 1%.

(1)
Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership includes shares as to which the individual or entity has or shares voting power or investment power, and any shares that the individual or entity has the right to acquire within 60 days, including through the exercise of any option, warrant or right. For each individual or entity that holds options, warrants or rights to acquire shares, the shares of Company common stock underlying those securities are treated as owned by that holder and as outstanding shares when that holder’s percentage ownership of Company common stock is calculated. That common stock is not treated as outstanding when the percentage ownership of any other holder is calculated.

(2)
This table is based on 59,409,278 shares of Company common stock issued and outstanding at May 13, 2022. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the business address of each of our shareholders is 800 Boylston Street, 16th Floor, Boston, MA 02199.

(3)
The interests shown reflect record or beneficial ownership of the shares of Company common stock underlying private placement warrants.

(4)
Includes 2,731,112 underlying private placement warrants; 3,424,211 shares purchased by Mr. You from the Harry You 2012 Irrevocable Trust; and 92,873 shares of Company common stock owned by Friends of GTY, LLC, of which Mr. You is the Managing Member. Mr. You disclaims beneficial ownership of shares owned by Friends of GTY, LLC.

(5)
Includes 2,731,111 underlying private placement warrants.

(6)
Includes 2,459,489 underlying Class A exchangeable shares of 1176368 B.C. Ltd., 131,342 vested time-based restricted stock units that may be settled within 60 days, and 20,012 vested performance-based restricted stock units that may be settled within 60 days.

(7)
Includes 105,509 vested time-based restricted stock units that may be settled within 60 days, and 15,724 vested performance-based restricted stock units that may be settled within 60 days.

(8)
According to a Schedule 13G/A filed with the SEC on February 14, 2022, Conifer Management, L.L.C. has sole voting and dispositive power over 5,876,987 shares of Company common stock.

(9)
According to a Schedule 13G filed with the SEC on May 16, 2022, Beryl Capital Management LLC, Beryl Capital Management LP and David Witkin share voting and dispositive power over 4,680,660 shares of Company common stock and Beryl Capital Partners II LP shares voting and dispositive power over 4,131,664 shares of Company common stock.

APPRAISAL RIGHTS
Under the provisions of Part 13 of the MBCA, a shareholder of a Massachusetts corporation is entitled to appraisal rights, and payment of the fair value of his, her or its shares, in the event of certain corporate actions. Appraisal rights offer shareholders the ability to demand payment in cash of the fair value of their shares in the event they are dissatisfied with the consideration that they are to receive in connection with the corporate action. Under Section 13.02(a)(1) of the MBCA, shareholders of a Massachusetts corporation generally are entitled to appraisal rights in the event of a merger, but such rights are subject to certain exceptions. Under the MBCA, the Company is required to state whether it has concluded that Company shareholders are, are not or may be entitled to assert appraisal rights. The Company has concluded that Company shareholders may be entitled to appraisal rights.
An exception set forth in Section 13.02(a)(1) of the MBCA generally provides that shareholders are not entitled to appraisal rights in a merger in which shareholders already holding marketable securities receive cash and/or marketable securities of the surviving corporation in the merger and no director, officer or controlling shareholder has an extraordinary financial interest in the transaction. As of the date of this proxy statement, this provision has not been the subject of judicial interpretation. We reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger and to assert the applicability of the foregoing exception. We also reserve the right to raise such additional arguments, if any, we may have in opposition to appraisal.
Any shareholder who believes that he, she or it is entitled to appraisal rights and who wishes to preserve those rights should carefully review Part 13 of the MBCA, a copy of which is attached to this proxy statement as Annex C, which sets forth the procedures to be complied with in perfecting any such rights. Failure to strictly comply with the procedures specified in Part 13 of the MBCA would result in the loss of any appraisal rights to which shareholders may be entitled. To the extent any shareholder seeks to assert appraisal rights but is determined by a court not to be entitled to such appraisal rights (or was entitled to exercise such appraisal rights but failed to take all necessary action to perfect them or effectively withdraws or loses them), such shareholder will be entitled to receive the merger consideration, without interest.
Under the MBCA, shareholders who perfect their rights to appraisal in accordance with Part 13 of the MBCA and do not thereafter withdraw their demands for appraisal or otherwise lose their appraisal rights, in each case in accordance with the MBCA, will be entitled to demand payment of the “fair value” of their shares of Company common stock, together with interest, each as determined under Part 13 of the MBCA. The fair value of the shares is the value of the shares immediately before the effective time of the merger, excluding any element of value arising from the expectation or accomplishment of the merger, unless exclusion would be inequitable. Shareholders should be aware that the fair value of their shares of Company common stock as determined by Part 13 of the MBCA could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares.
Shareholders who wish to exercise appraisal rights or to preserve their right to do so should review the following discussion and Part 13 of the MBCA carefully. Shareholders who fail to timely and properly comply with the procedures specified will lose their appraisal rights. If a broker, bank or other nominee holds your shares of Company common stock and you wish to assert appraisal rights, you must instruct your nominee to take the steps necessary to enable you to assert appraisal rights. If you or your nominee fails to follow all of the steps required by the MBCA, you will lose any right to demand appraisal of your shares. You should note that a vote in favor of the merger agreement will result in the waiver of any right that you would otherwise have to demand payment for your shares under the appraisal rights provisions of the MBCA.
A shareholder who wishes to assert appraisal rights must deliver written notice of such shareholder’s intent to demand payment to the Company’s principal offices at the following address: 800 Boylston Street, 16th Floor, Boston, MA 02199, Attention: Secretary. If the Company does not receive a shareholder’s written notice of intent to demand payment prior to the vote at the special meeting of shareholders, or if such shareholder votes, or causes or permits to be voted, his, her or its shares of Company common stock in favor of approval of the merger agreement, such shareholder will not be entitled to any appraisal rights under the provisions of the MBCA and will instead only be entitled to receive the merger consideration. The submission of a proxy card voting “against” or “abstaining” on the merger agreement proposal will not constitute sufficient notice of a shareholder’s intent to demand appraisal rights to satisfy Part 13 of the MBCA.
Only a holder of record of shares of Company common stock may exercise appraisal rights. Except as described below, a shareholder may assert appraisal rights only if such shareholder seeks such rights with respect to all of his, her or its shares. A record shareholder may assert appraisal rights as to fewer than all the shares registered in his, her or its name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the Company in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name will be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.
If the merger is completed, Part 13 of the MBCA requires the Company to deliver a written appraisal notice to all shareholders who satisfied the requirements described above. The appraisal notice must be sent by the Company no earlier than the date the merger becomes effective and no later than 10 days after such date. The appraisal notice must include a copy of Part 13 of the MBCA and a certification form that specifies the date of the first announcement to Company shareholders of the principal terms of the merger and requires the shareholder asserting appraisal rights to certify (1) whether or not beneficial ownership of the shares for which appraisal rights are asserted was acquired before the announcement date and (2) that the shareholder did not vote in favor of the merger agreement. The appraisal notice also must state:
•
the date by which the Company must receive the certification form, which may not be fewer than 40 nor more than 60 days after the date the appraisal notice and certification form are sent to shareholders demanding appraisal, and that the shareholder waives the right to demand appraisal with respect to the shares unless the Company receives the certification form by such date;
•
where the certification form must be sent and where certificates for certificated shares must be deposited and the date by which the certificates must be deposited;

•
the Company’s estimate of the fair value of the shares;

•
that, if requested by the shareholder in writing, the Company will provide the number of shareholders who return certification forms by the due date and the total number of shares owned by them; and

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the date by which the notice to withdraw a demand for appraisal must be received.

Once a shareholder deposits his, her or its certificates or, in the case of uncertificated shares, returns the executed certification form, the shareholder loses all rights as a shareholder unless the shareholder withdraws from the appraisal process by notifying the Company in writing by the withdrawal deadline. A shareholder who does not withdraw from the appraisal process in this manner may not later withdraw without the Company’s written consent. A shareholder who does not execute and return the form (and in the case of certificated shares, deposit such shareholder’s share certificates) by the due date will not be entitled to payment under Part 13 of the MBCA.
Part 13 of the MBCA provides for certain differences in the rights of shareholders exercising appraisal rights depending on whether their shares are acquired before or after the announcement of a merger. Except with respect to shares acquired after the announcement date of April 29, 2022, the Company must pay in cash to those shareholders who are entitled to appraisal rights and have complied with the procedural requirements of Part 13 of the MBCA, the amount that the Company estimates to be the fair value of their shares, plus interest. Interest accrues from the effective time of the merger until the date of payment, at the average rate currently paid by the Company on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances. This payment must be made by the Company within 30 days after the due date of the certification form, and must be accompanied by:
•
recent financial statements of the Company;

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a statement of the Company’s estimate of the fair value of the shares, which estimate must equal or exceed the Company’s estimate given in the appraisal notice; and

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a statement that shareholders who complied with the procedural requirements have the right, if dissatisfied with such payment, to demand further payment as described below.

A shareholder who has been paid the Company’s estimated fair value and is dissatisfied with the amount of the payment must notify the Company in writing of his, her or its estimate of the fair value of the shares and demand payment of that estimate plus interest, less the payment already made. A shareholder who fails to notify the Company in writing of his, her or its demand to be paid such shareholder’s stated estimate of the fair value plus interest within 30 days after receiving the Company’s payment waives the right to demand further payment and will be entitled only to the payment made by the Company based on the Company’s estimate of the fair value of the shares.
The Company may withhold payment from shareholders who are entitled to appraisal rights but did not certify that beneficial ownership of all of such shareholders’ shares for which appraisal rights are asserted was acquired before the announcement date. If the Company elects to withhold payment, it must provide such shareholders notice of certain information within 30 days after the due date of the certification form, including the Company’s estimate of fair value and the shareholders’ right to accept the Company’s estimate of fair value, plus interest, in full satisfaction of the shareholders’ demand. Those shareholders who wish to accept the offer must notify the Company of their acceptance within 30 days after receiving the offer. Within 10 days after receiving a shareholder’s acceptance, the Company must pay in cash the amount it offered in full satisfaction of the accepting shareholder’s demand.
A shareholder offered payment who is dissatisfied with that offer must reject the offer and demand payment of his, her or its stated estimate of the fair value of such shareholder’s shares, plus interest. A shareholder who fails to notify the Company in writing of his, her or its demand to be paid his, her or its stated estimate of the fair value plus interest within 30 days after receiving the Company’s offer of payment waives the right to demand payment and will be entitled only to the payment offered by the Company based on the Company’s estimate of the fair value of the shares. Those shareholders who do not reject the Company’s offer in a timely manner will be deemed to have accepted the Company’s offer, and the Company must pay to them in cash the amount it offered to pay within 40 days after sending the offer.
If a shareholder makes a demand for payment which remains unsettled, the Company must commence an equitable proceeding in the Superior Court of the Commonwealth of Massachusetts within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the 60-day period, it must pay in cash to each shareholder the amount such shareholder demanded, plus interest. The Company must make all shareholders whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties must be served with a copy of the petition. Each shareholder made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by the Company to the shareholder for such shares or (2) the fair value, plus interest, of the shareholder’s shares for which the Company elected to withhold payment.
The court in an appraisal proceeding must determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court must assess any costs against the Company, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Part 13 of the MBCA.
The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
•
against the Company and in favor of any or all shareholders demanding appraisal if the court finds the Company did not substantially comply with its requirements under Part 13 of the MBCA; or

•
against either the Company or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Part 13 of the MBCA.

If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the Company, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited. To the extent the Company fails to make a required payment pursuant to Part 13 of the MBCA, the shareholder may sue directly for the amount owed and, to the extent successful, will be entitled to recover from the Company all costs and expenses of the suit, including counsel fees.
The foregoing discussion is not a complete statement of the law pertaining to appraisal rights under the MBCA and is qualified in its entirety by the full text of Part 13 of the MBCA, which is attached to this proxy statement as Annex C. Shareholders should consult with their advisors, including legal counsel, in connection with any demand for appraisal.

DELISTING AND DEREGISTRATION OF COMPANY COMMON STOCK
If the merger is consummated, the Company common stock will be delisted from the Nasdaq Stock Market and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC on account of the Company common stock.
CONDUCT OF OUR BUSINESS IF THE MERGER IS NOT COMPLETED
In the event that the merger agreement is not approved by our shareholders or if the merger is not completed for any other reason, our shareholders will not receive any consideration from Parent or Merger Sub for their shares of Company common stock. Instead, we would remain an independent public company, shares of Company common stock would continue to be listed and traded on the Nasdaq Stock Market and our shareholders would continue to be subject to the same risks and opportunities to which they currently are subject with respect to their ownership of Company common stock. If the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of our shares, including the risk that the market price of Company common stock may decline to the extent that the current market price of Company common stock reflects a market assumption that the merger will be completed. If the merger is not completed, our business could be disrupted, including our ability to retain and hire key personnel, potential adverse reactions or changes to our business relationships and uncertainty surrounding our future plans and prospects.
Pursuant to the merger agreement, under certain circumstances, we are permitted to terminate the merger agreement and to accept a superior proposal. See “The Merger Agreement — Termination” beginning on page 90.
Pursuant to the merger agreement, under certain circumstances, if the merger is not completed, we may be obligated to pay Parent a termination fee or Parent may be obligated to pay us a termination fee. See “The Merger Agreement — Termination Fees” beginning on page 91.
OTHER MATTERS
Other Matters for Action at the Special Meeting
As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.
Future Shareholder Proposals
If the merger is consummated, we will not have public shareholders and there will be no public participation in any future meeting of shareholders of the Company. However, if the merger is not consummated, we expect to hold our 2023 annual meeting of shareholders in June 2023, although the Company reserves the right to delay its annual meeting as may be permitted under applicable law. Any shareholder nominations or proposals for other business intended to be presented at our 2023 annual meeting of shareholders must be submitted to the Company as set forth below.
If the merger is not consummated, shareholder proposals for inclusion in our proxy materials relating to the 2023 annual meeting of shareholders must be received by us at our executive offices no later than December 27, 2022 or, if the date of that meeting is more than 30 calendar days before or after June 21, 2023, a reasonable time before we begin to print and send our proxy materials with respect to that meeting.
In addition, our bylaws provide that a shareholder desiring to bring business before any meeting of shareholders or to nominate any person for election to our Board must give timely written notice to our secretary in accordance with the procedural requirements set forth in our bylaws. In the case of a regularly scheduled annual meeting of shareholders, written notice must be delivered or mailed to and received at our principal executive offices (i) not less than 95 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Company or (ii) if the annual meeting of shareholders is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the day on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. Assuming that the 2023 annual meeting of shareholders is held on June 21, 2023, such proposals must be received by the Company at its offices at 800 Boylston Street, 16th Floor, Boston, MA 02199 no later than March 18, 2023 and no earlier than February 16, 2023.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
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if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 800 Boylston Street, 16th Floor, Boston, MA 02199, to inform us of his, her or its request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the Investor Relations section of our website, www.gtytechnology.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.
Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) after the date of this proxy statement and before the date of the special meeting.
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Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (filed with the SEC on February 18, 2022);

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Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022 (filed with the SEC on May 13, 2022);

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Current Reports on Form 8-K filed with the SEC on January 26, 2022, February 4, 2022, February 7, 2022, April 6, 2022, April 29, 2022 and May 3, 2022; and

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Definitive Proxy Statement for our 2022 annual meeting of shareholders filed with the SEC on April 28, 2022.

Any person, including any beneficial owner of shares of Company common stock, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us by written or telephonic request directed to our Secretary at the Company’s address, which is GTY Technology Holdings Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199, telephone (877) 465-3200; or from our proxy solicitor, Morrow Sodali (by telephone at (800) 662-5200 (toll free) or (203) 658-9400 or by email at GTYH@info.morrowsodali.com); or from the SEC through the SEC website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [ — ], 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS SUBSEQUENT TO THAT DATE DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A
MERGER AGREEMENT
[See attached]

A-1

AGREEMENT AND PLAN OF MERGER
By and Among
GTY TECHNOLOGY HOLDINGS INC.,
GI GEORGIA MIDCO INC.
and
GI GEORGIA MERGER SUB INC.
Dated as of April 28, 2022

i

ii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 28, 2022, among GTY Technology Holdings Inc., a Massachusetts corporation (the “Company”), GI Georgia Midco Inc., a Delaware corporation (“Parent”), and GI Georgia Merger Sub Inc., a Massachusetts corporation and a wholly owned subsidiary of Parent (“Merger Sub”).
RECITALS
WHEREAS, it is proposed that, upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as herein defined), the parties hereto intend that Merger Sub be merged with and into the Company with the Company being the surviving corporation on the terms and subject to the conditions set forth herein (the “Merger”);
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of the Company and its shareholders; (ii) adopted and approved this Agreement and the transactions contemplated hereby, including the Merger; (iii) directed that the Company submit the approval of this Agreement to a vote at a meeting of the shareholders of the Company; and (iv) resolved to recommend adoption of this Agreement and approval of the Merger by the shareholders of the Company in accordance with applicable Law and the articles of organization and by-laws of the Company (the “Company Recommendation”);
WHEREAS, the respective boards of directors of Parent and Merger Sub have each unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair, advisable and in the best interests of Parent and Merger Sub, respectively, and their respective shareholders; and (ii) adopted and approved this Agreement and the transactions contemplated hereby, including the Merger;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have delivered a limited guarantee (the “Guarantee”) from GI Partners Fund VI LP, GI Partners Fund VI-A LP, and GI Partners Executive Fund VI LP (each, a “Guarantor” and collectively, the “Guarantors”), in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, Guarantor is guaranteeing certain obligations of Parent and Merger Sub under this Agreement as specified in the Guarantee;
WHEREAS, concurrently with the execution and delivery of this Agreement, certain shareholders of the Company have entered into a Voting Agreement, dated as of the date hereof (each, a “Voting Agreement”) in favor of Parent pursuant to which such shareholders have agreed, upon the terms and subject to the conditions set forth therein, to vote their Shares (as herein defined) in favor of the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger, and against any other Acquisition Proposal (as herein defined); and
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and of the representations, warranties, covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:
ARTICLE I
The Merger
1.1   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time and in accordance with the Massachusetts Business Corporation Act (the “MBCA”), Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall continue as the surviving corporation in the Merger (sometimes

1

hereinafter referred to as the “Surviving Corporation”) and shall continue to be governed by the laws of the State of Massachusetts, and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects set forth in this Agreement and the MBCA.
1.2   Closing.   Unless otherwise mutually agreed in writing between the Company and Parent, the closing for the Merger (the “Closing”) shall take place at the offices of Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111-4006, or through the electronic exchange of the applicable documents, using PDFs or electronic signatures, at 9:00 a.m. (Eastern Time) on the fourth (4th) business day following the day on which the last of the conditions set forth in Article V is satisfied or, to the extent permitted by applicable Law, waived by the party entitled to waive such condition (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) in accordance with this Agreement (the date on which the Closing actually takes place, the “Closing Date”). For purposes of this Agreement, the term “business day” or “Business Day” shall mean any day ending at 11:59 p.m. (Eastern Time) other than a Saturday or Sunday or a day on which banks are required or authorized to close in (a) the City of New York, (b) Boston, Massachusetts or (c) Toronto, Ontario, Canada.
1.3   Effective Time.   Subject to the provisions of this Agreement, at the Closing, the Company, Parent and Merger Sub shall (i) cause articles of merger or other appropriate documents (in any such case, the “Articles of Merger”) to be executed, acknowledged and filed with the Secretary of the Commonwealth of Massachusetts (the “Massachusetts Secretary of State”) in accordance with the relevant provisions of the MBCA and (ii) shall make all other filings or recordings required under the MBCA. The Merger will become effective at such time as the Articles of Merger have been duly filed with the Massachusetts Secretary of State, or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Articles of Merger (the effective time of the Merger being hereinafter referred to as the “Effective Time”).
1.4   Effects of the Merger.   The Merger shall have the effects provided for in this Agreement, the Articles of Merger and the applicable provisions of the MBCA.
1.5   Charter and By-laws of the Surviving Corporation.   At the Effective Time, (a) the articles of organization of the Company shall be amended and restated in its entirety in the form of Exhibit A hereto, and such amended and restated articles of organization shall be the articles of organization of the Surviving Corporation (the “Charter”), and (b) the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation (the “By-laws”), in each case, (i) except that the name of the Surviving Corporation shall be the name of the Company and (ii) until thereafter amended as provided therein or by applicable Laws (as herein defined).
1.6   Officers and Directors of the Surviving Corporation.   The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-laws. Subject to applicable Law, the directors of Merger Sub shall be the directors of the Surviving Corporation from and after the Effective Time until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-laws.
ARTICLE II
Effect of the Merger on Capital Stock
2.1   Effect on Capital Stock.   At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any capital stock of the Company:
(a)   Merger Consideration.   Each share of the common stock, par value $0.0001 per share, of the Company (a “Share” or, collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) shall be converted into the right to receive $6.30 per Share in cash (the “Per Share Merger Consideration”), subject to applicable withholding and without any interest thereon. At the Effective Time, each Share converted into the right to receive the Per Share Merger Consideration without interest thereon shall automatically be cancelled and cease to

2

exist without any action on the part of the holder thereof and the holders of such Shares (other than Excluded Shares and Dissenting Shares) immediately prior to the Effective Time not represented by certificates (“Book-Entry Shares”) and the holders of certificates that, immediately prior to the Effective Time, represent Shares (other than Excluded Shares and Dissenting Shares) (the “Certificates”) shall cease to have any rights with respect to such Shares other than the right to receive, in accordance with Section 2.2(a), the Per Share Merger Consideration, subject to applicable withholding and without any interest thereon, for each such Share held by them. The Per Share Merger Consideration paid in accordance with Section 2.2 shall be deemed to have been paid in full satisfaction of all rights and privileges pertaining to the Shares exchanged theretofore and represented by such Certificates or Book-Entry Shares.
(b)   Cancellation of Excluded Shares.   All Shares that are owned, as of immediately prior to the Effective Time, by the Company as treasury stock and any Shares owned by Parent or Merger Sub immediately prior to the Effective Time (each, an “Excluded Share” and collectively, “Excluded Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist.
(c)   Merger Sub.   At the Effective Time, each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into a number of shares of common stock, par value $0.0001 per share, of the Surviving Corporation (“Surviving Corporation Shares”) such that the number of Surviving Corporation Shares that are issued and outstanding immediately after the Effective Time is equal to the number of Shares converted into the Per Share Merger Consideration pursuant to this Agreement. The number of Surviving Corporation Shares so converted shall constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation.
(d)   Dissenters’ Rights.   Notwithstanding any provision of this Agreement to the contrary, if required by the MBCA (but only to the extent required thereby), Shares that are issued and outstanding immediately prior to the Effective Time and that are held by a holder who has demanded and perfected such holder’s right to appraisal of such Shares in accordance with Part 13 of the MBCA (the “Dissenting Shares”), if such Part 13 of the MBCA is determined to be applicable, will not be converted into the right to receive the Per Share Merger Consideration, but such holder will be entitled to such rights as afforded under the MBCA with respect to such Dissenting Shares unless and until any such holder fails to perfect or effectively withdraws or loses its rights to appraisal and payment under the MBCA with respect to such Dissenting Shares or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Part 13 of the MBCA with respect to such Dissenting Shares. At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Part 13 of the MBCA and as provided in the previous sentence. The Company will give Parent (i) reasonably prompt notice of any demands received by the Company for appraisals of Shares, withdrawals of such demands, and any other instruments received by the Company pursuant to Part 13 of the MBCA and (ii) the opportunity to participate in all negotiations and proceedings with respect to such notices and demands. Parent shall have the right to direct and control all negotiations and proceedings with respect to any such demands, withdrawals or attempted withdrawals of such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or compromise, or settle or compromise or otherwise negotiate, any such demands, or approve any withdrawal of any such demands, or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with Part 13 of the MBCA, or agree to do any of the foregoing. The Surviving Corporation shall be entitled to retain any of the Per Share Merger Consideration not paid on account of the Dissenting Shares pending resolution of the claims of such holders, and the remaining holders of Shares shall not be entitled to any portion thereof. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such appraisal right with respect to such Dissenting Shares, such Dissenting Shares will thereupon be treated as if they had been converted into and have become exchangeable for, at the Effective Time, the right to receive the Per Share Merger Consideration, without any interest thereon, the Surviving Corporation shall remain liable for payment of the Per Share Merger Consideration for such Shares, and the Surviving Corporation shall promptly provide cash to the Paying Agent (as herein defined) for the benefit of the holders of Shares at

3

the Effective Time in an amount equal to the Per Share Merger Consideration multiplied by the number of such Dissenting Shares, and such Dissenting Shares shall no longer be deemed Dissenting Shares under this Agreement.
2.2   Exchange of Certificates.
(a)   Paying Agent.   Prior to the Effective Time, Parent shall designate a national bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment of the Per Share Merger Consideration payable to the holders of Shares (other than Excluded Shares and Dissenting Shares). On the Closing Date, Parent shall deposit, or shall cause to be deposited, with the Paying Agent (pursuant to an agreement in form and substance reasonably acceptable to Parent and the Company), in trust for the benefit of the holders of Shares (other than Excluded Shares and Dissenting Shares) at the Effective Time, a cash amount in immediately available funds necessary for the Paying Agent to make payments under Section 2.1(a) (such cash being hereinafter referred to as the “Exchange Fund”). The Paying Agent shall invest the Exchange Fund as directed by Parent, provided that such investments shall be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the United States of America, commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion or a combination of the foregoing. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable under Section 2.1(a) shall be promptly returned to the Surviving Corporation. No investment losses resulting from investment of the Exchange Fund shall diminish the rights of any of the holders of Shares at the Effective Time to receive the payments as provided herein. To the extent that there are losses with respect to any such investments or the Exchange Fund diminishes for any reason below the level required to make prompt cash payment under Section 2.1(a), Parent shall, or shall cause the Surviving Corporation to, as promptly as reasonably practicable replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times until the first anniversary of the Closing maintained at a level sufficient to make such payments under Section 2.1(a).
(b)   Exchange Procedures.
(i)   Promptly after the Effective Time (and in any event within three (3) business days), the Surviving Corporation shall cause the Paying Agent to mail to each holder of record, as of immediately prior to the Effective Time, of Certificate(s) (other than holders of Excluded Shares and Dissenting Shares) (i) a letter of transmittal in customary form specifying that delivery shall be effected, and risk of loss and title to the Certificate(s) shall pass, only upon delivery of the Certificate(s) (or affidavits of loss in lieu thereof as provided in Section 2.2(e)) to the Paying Agent, such letter of transmittal to be in such form and have such other provisions as Parent and the Company may reasonably agree, and (ii) instructions for use in effecting the surrender of the Certificate(s) (or affidavits of loss in lieu thereof as provided in Section 2.2(e)) in exchange for the Per Share Merger Consideration.
(ii)   Upon surrender of a Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(e)) to the Paying Agent in accordance with the terms of such duly executed letter of transmittal, the holder of such Certificate shall be entitled to receive in exchange therefor, subject to any applicable withholding, a cash amount in immediately available funds equal to (x) the number of Shares represented by such Certificate (or affidavit of loss in lieu thereof as provided in Section 2.2(e)) multiplied by (y) the Per Share Merger Consideration, and such Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, payment of any Per Share Merger Consideration to be exchanged upon due surrender of the Certificate may be made to such transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable.

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(iii)   Any holder of non-certificated Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Per Share Merger Consideration. In lieu thereof, each holder of record of one (1) or more Book-Entry Shares (other than holders of Excluded Shares and Dissenting Shares) shall automatically upon the Effective Time be entitled to receive, and, upon receipt by the Paying Agent of such documentation, if any, as the Paying Agent may reasonably request, Parent shall, or shall cause the Surviving Corporation to, cause the Paying Agent to pay and deliver, as soon as reasonably practicable after the Effective Time, subject to any applicable withholding, the applicable Per Share Merger Consideration in respect of each Share formerly represented by such Book-Entry Shares and the Book-Entry Shares so exchanged shall forthwith be cancelled. Payment of the Per Share Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. No interest will be paid or accrued on any amount payable in respect of Book-Entry Shares.
   (c)   Closing of Transfer Books.   At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registrations of transfer on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled pursuant to this Article II, subject to any applicable withholding.
(d)   Termination of Exchange Fund.   Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the shareholders of the Company for one year after the Effective Time shall be delivered to the Surviving Corporation. Any holder of Shares (other than Excluded Shares and Dissenting Shares) as of the Effective Time who has not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation for payment of the Per Share Merger Consideration upon due surrender of its Certificates (or affidavits of loss in lieu thereof as provided in Section 2.2(e)), without any interest thereon. Any Per Share Merger Consideration remaining unclaimed by holders of Shares immediately prior to such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity shall, to the fullest extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of any claims or interest of any Person previously entitled thereto. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount required to be delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. For purposes of this Agreement, the term “Person” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature. For purposes of this Agreement, the term “Governmental Entity” shall mean any United States or foreign federal, state, provincial, local, municipal, or other governmental or regulatory authority, agency, commission, body, court or other legislative, executive or judicial governmental entity or any arbitrator.
(e)   Lost, Stolen or Destroyed Certificates.   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will pay such Person the amount equal to the number of Shares represented by such lost, stolen or destroyed Certificate multiplied by the Per Share Merger Consideration.
2.3   Treatment of Incentive Plan.
(a)   Stock Options.   Immediately prior to Closing, each outstanding share stock option (a “Stock Option”) granted pursuant to the Company’s Amended and Restated 2019 Omnibus Incentive Plan (as amended, the “Incentive Plan”) or otherwise, whether vested or unvested, shall become fully vested, and shall be surrendered by the holder thereof to the Company in consideration for an amount in cash from the Company equal to (x) the total number of Shares subject to such Stock Option held by any such holder as of immediately prior to the Closing multiplied by (y) the excess, if any, of the Per Share Merger Consideration over the exercise price per Share under such Stock Option, without interest and less

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applicable Taxes required to be withheld with respect to such payment (such product, the “Option Consideration”). For the avoidance of doubt, in the event that the exercise price per Share under any Stock Option is equal to or greater than the Per Share Merger Consideration, such Stock Option shall be automatically cancelled as of the Effective Time without payment therefore and shall have no further force or effect.
(b)   Restricted Stock Units.   At the Effective Time, (A) each outstanding restricted stock unit under the Incentive Plan (each, a “Restricted Stock Unit”) which (i) is vested as of immediately prior to the Effective Time, (ii) vests as a result of the occurrence of the Effective Time, (iii) would become vested based on the lapse of time-based vesting conditions within twelve (12) months following the Effective Time or (iv) is subject to performance-based vesting conditions, in each case under the terms of the Incentive Plan and award agreement governing such Restricted Stock Unit and (B) fifty percent (50%) of the Restricted Stock Units not described in the foregoing clauses (i), (ii), (iii) or (iv) (each, as described in the foregoing clauses (A) and (B), a “Vested RSU”) shall be cancelled and converted into the right to receive (automatically by virtue of the Merger and without any action on the part of the holder thereof or the parties hereto), and shall only entitle the holder thereof to receive, as soon as reasonably practicable after the Effective Time (but in any event no later than three (3) business days after the Effective Time), an amount in cash equal to (x) the total number of Shares subject to such Vested RSU held by any such holder immediately prior to the Effective Time multiplied by (y) the Per Share Merger Consideration, without interest and less applicable Taxes required to be withheld with respect to such payment (such product set forth in the foregoing clauses (x) and (y), as to any Restricted Stock Unit, the “RSU Consideration”). Each Restricted Stock Unit that is not a Vested RSU (each, an “Unvested RSU”) shall be cancelled and converted into the right to receive (automatically by virtue of the Merger and without any action on the part of the holder thereof or the parties hereto), and shall only entitle the holder thereof to receive, a conditional right to receive an amount in cash equal to the RSU Consideration in respect of such Unvested RSU (each, a “Cash Replacement Award”). Each Cash Replacement Award will be subject to the same terms and conditions (including vesting terms) that apply to the Unvested RSU that it has replaced, other than terms that are no longer applicable by virtue of the Merger and conversion from a right to receive equity to a right to receive cash, as determined by Parent in its reasonable judgment. Any RSU Consideration will become payable with respect to a portion of a Cash Replacement Award only to the extent that such portion becomes vested by its terms, and in such event will be paid to the holder thereof by the Company or its applicable Subsidiary (as herein defined) on its next regular payday that is at least three (3) business days after the applicable vesting date. For the avoidance of doubt, in the event that a Cash Replacement Award, or portion thereof, does not vest and is therefore forfeited by its terms, then no RSU Consideration will be owed with respect to such Cash Replacement Award or portion thereof.
(c)   Corporate Actions.   At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt resolutions to implement the provisions of Section 2.3(a) and (b) and take all other actions reasonably necessary to provide that, as of the Effective Time, (i) no Restricted Stock Units or Stock Options are outstanding, (ii) the Incentive Plans are terminated and (iii) no Person shall have any rights, and the Company and its Subsidiaries shall have no obligations, with respect to any Restricted Stock Units or Stock Options, or under the Incentive Plan, except as expressly set forth in this Section 2.3.
2.4   Warrants.   At the Effective Time in accordance with that certain Warrant Agreement dated October 26, 2016 (as amended on September 20, 2021) (the “Warrant Agreement”), each warrant to purchase Shares (a “Warrant”) that is unexercised and outstanding as of immediately prior to the Effective Time shall automatically, without any action on the part of the holder thereof, cease to represent a warrant to purchase Shares and instead represent a right by the holder thereof upon any subsequent exercise, to receive only the Per Share Merger Consideration in respect of each Share for which such Warrant was exercisable immediately prior to the Closing; provided, that a holder of any Warrant that exercises such Warrant from the date of the Closing through the date that is thirty (30) days following the announcement of the Closing shall instead receive the consideration provided for in the last proviso of the first sentence of Section 4.4 of the Warrant Agreement.

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2.5   Shares of Canadian Exchangeco Subsidiaries.
(a)   Prior to the Effective Time, (i) the Company shall cause 1176363 B.C. (“Exchangeco 1”) to issue a redemption notice in respect of each issued and outstanding Class A exchangeable share of Exchangeco 1 (each, an “Exchangeco 1 Share”) in accordance with the procedures set forth in Exchangeco 1’s Articles, (ii) the Company shall cause 1176370 B.C. Unlimited Liability Company (“CallCo”) to exercise its redemption call rights in respect of such Exchangeco 1 Shares in accordance with the procedures set forth in Exchangeco 1’s Articles and, by virtue of such redemption, each Exchangeco 1 Share shall be transferred to CallCo in exchange for one Share and as a result by virtue of the Merger, the right to receive (upon consummation of the Merger) the Per Share Merger Consideration, without any interest thereon, (iii) each Exchangeco 1 Share so redeemed for which the holder thereof receives a Share shall be cancelled by virtue of a share exchange agreement to be entered into between Exchangeco 1 and CallCo prior to the Effective Time and (iv) the holders of Exchangeco 1 Shares prior to the Effective Time not represented by certificates (“Exchangeco 1 Book-Entry Shares”) and the holders of certificates that, prior to the Effective Time, represent the Exchangeco 1 Shares (the “Exchangeco 1 Certificates”) shall cease to have any rights with respect to such Exchangeco 1 Shares other than the right to receive, upon surrender of such Exchangeco 1 Book-Entry Shares or Exchangeco 1 Certificates in accordance with this Section 2.5(a) and receipt of Shares in exchange therefor, the Per Share Merger Consideration, without any interest thereon, for each such Share held by them.
(b)   Prior to the Effective Time, (i) the Company shall cause 1176368 B.C. (“Exchangeco 2”) to issue a redemption notice in respect of each issued and outstanding Class A exchangeable shares of Exchangeco 2 (each, an “Exchangeco 2 Share”) in accordance with the procedures set forth in Exchangeco 2’s Articles, (ii) the Company shall cause CallCo to exercise its redemption call rights in respect of such Exchangeco 2 Shares in accordance with the procedures set forth in Exchangeco 2’s Articles and, by virtue of such redemption, each Exchangeco 2 Share shall be transferred to CallCo in exchange for one Share and as a result by virtue of the Merger the right to receive (upon consummation of the Merger) the Per Share Merger Consideration, without any interest thereon and (iii) each Exchangeco 2 Share so redeemed for which the holder thereof receives a Share shall be cancelled by virtue of a share exchange agreement to be entered into between Exchangeco 2 and CallCo prior to the Effective Time and (iv) the holders of Exchangeco 2 Shares prior to the Effective Time not represented by certificates (“Exchangeco 2 Book-Entry Shares”) and the holders of certificates that, prior to the Effective Time, represent the Exchangeco 2 Shares (the “Exchangeco 2 Certificates”) shall cease to have any rights with respect to such Exchangeco 2 Shares other than the right to receive, upon surrender of such Exchangeco 2 Book-Entry Shares or Exchangeco 2 Certificates in accordance with this Section 2.5(b) and receipt of Shares in exchange therefor, the Per Share Merger Consideration, without any interest thereon, for each such Exchangeco 2 Share held by them.
2.6   Adjustments to Prevent Dilution.   In the event that the Company changes the number of Shares or securities convertible or exchangeable into or exercisable for Shares issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer or other similar transaction, the Per Share Merger Consideration shall be equitably adjusted; provided that nothing in this Section 2.6 shall be construed to permit the Company or any of its Subsidiaries or any other Person to take any action that is otherwise prohibited by the terms of this Agreement.
2.7   Withholding.   Each of the Paying Agent, Parent, the Company and the Surviving Corporation, or any Subsidiary of Parent, the Company or the Surviving Corporation will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement to any Person such amounts as are required to be deducted or withheld therefrom pursuant to any applicable Laws relating to Taxes. Notwithstanding anything to the contrary in this Agreement, any compensatory amounts payable pursuant to or as contemplated by this Agreement will be remitted to the applicable payor for payment to the applicable Person through regular payroll procedures, as applicable. To the extent that such amounts are so deducted or withheld and are to be timely paid over to the appropriate Governmental Entity, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. The parties will cooperate in good faith to obtain any available exemption or reduction of such withholding.

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ARTICLE III
Representations and Warranties
3.1   Representations and Warranties of the Company.   Except (x) as set forth in the Company Reports (as herein defined) filed with the Securities and Exchange Commission (“SEC”) since January 1, 2021 and not less than one (1) Business Days prior to the date of this Agreement (excluding disclosures set forth in the Company Reports under the captions “Risk Factors” or “Cautionary Note Regarding Forward-Looking Statements,” or similar captions, to the extent they are cautionary, predictive or forward-looking in nature) (it being understood that clause (x) shall not be applicable to the representations and warranties set forth in Section 3.1(b)) or (y) in the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company prior to entering into this Agreement (the “Company Disclosure Letter”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to the extent the relevance of such item is reasonably apparent on the face of the disclosure), the Company hereby represents and warrants to Parent and Merger Sub, as of the date hereof and as of the Closing, that:
(a)   Organization, Good Standing and Qualification.   Each of the Company and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or similar entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not reasonably likely to have a Company Material Adverse Change. The Company has made available to Parent true, correct and complete copies of the Company’s and its Subsidiaries’ articles of organizations and by-laws or comparable governing documents, each as amended to and in effect on the date hereof. As used in this Agreement, the term (i) “Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries, and (ii) “Company Material Adverse Change” means any adverse fact, event, change, effect, development, or occurrence (each, a “Change”) that, when considered individually or in the aggregate with all other Changes, is or would be reasonably likely to be materially adverse to (x) the ability of the Company to timely perform its obligations under, and consummate the transactions contemplated by, this Agreement or (y) the business, financial condition, assets, liabilities or results of operations of the Company and its Subsidiaries taken as a whole, provided that no Change resulting from the following shall constitute or be taken into account in determining whether there has been a Company Material Adverse Change under clause (y):
(A)   Changes in legal, tax, economic, political and/or regulatory conditions generally in the United States or other countries in which the Company or any of its Subsidiaries conduct operations, including (1) any Changes generally affecting the securities, credit or financial markets or (2) any Changes in interest or exchange rates or credit ratings;
(B)   Changes in or affecting the industry or industries in which the Company or any of its Subsidiaries operate (including such Changes resulting from general economic conditions);
(C)   the announcement or pendency of this Agreement and the transactions contemplated hereby (including the Merger and the announcement of any pending litigation or regulatory matters), including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries (contractual or otherwise) with its customers, partners, employees, agents, contractors, financing sources, Governmental Entities, suppliers, licensors, licensees, shareholders, joint venture partners or similar relationships arising from such announcement or pendency and the transactions contemplated thereby (including the Merger), including as a result of the identification of Parent or any of its Affiliates as the acquirer of the Company (it being understood and agreed that this clause (C) shall not apply with respect to any

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representation or warranty solely to the extent that it is intended to address the consequences of the entry into, public announcement, pendency, consummation or performance of, this Agreement);
(D)   Changes arising out of geopolitical conditions, acts of terrorism or sabotage, cyberterrorism (including by means of cyber-attack by or sponsored by a Governmental Entity), civil disturbances or unrest, war (whether or not declared), the commencement, continuation or escalation of a war or military action, acts of hostility, weather conditions or other acts of God (including storms, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, mudslides, wild fires, floods or other natural disasters) or force majeure events, including any material worsening of such conditions threatened or existing on the date of this Agreement;
(E)   Changes arising due to COVID-19 or any Law, directive, pronouncement or guideline issued by a Governmental Entity that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), or any change in such Law, directive, pronouncement or guideline or interpretation thereof, in each case, to the extent that they have the force of law or are binding on or affecting the Person to which they purport to apply, following the date of this Agreement or the Company or its Subsidiaries’ compliance therewith;
(F)   any adoption, implementation, promulgation, repeal, modification, amendment, or change in applicable Laws, in each case, after the date hereof;
(G)   Changes or proposed Changes in U.S. generally accepted accounting principles (“GAAP”) or other accounting standards, or the interpretations thereof, in each case, after the date hereof;
(H)   any action or omission (1) required pursuant to the terms of this Agreement, or (2) pursuant to the written request of Parent;
(I)   any failure by the Company to meet any internal or public projections, forecasts or estimates of revenues, earnings or other financial performance or results of operations for any period, provided that the exception in this clause shall not prevent or otherwise affect a determination that any Change underlying such failure has resulted in, or contributed to, a Company Material Adverse Change;
(J)   Changes in the price or trading volume of the Company’s common stock, provided that the exception in this clause shall not prevent or otherwise affect a determination that any Change underlying such decline has resulted in, or contributed to, a Company Material Adverse Change; or
(K)   the availability or cost of equity, debt or other financing to Parent or Merger Sub, provided that the exception in this clause shall not prevent or otherwise affect a determination that any Change underlying such availability or cost has resulted in, or contributed to, a Company Material Adverse Change.
Except, in the case of clauses (A), (B), (D), (E), (F) or (G) to the extent that such Change has a disproportionately adverse effect on the Company and its Subsidiaries as compared to the adverse effect on other companies in the Company’s industry, in which case, solely to the extent of such disproportionately adverse effect, such Change may constitute or be taken into account in determining whether there has been a Company Material Adverse Change.
As used in this Agreement, “Affiliate” means with respect to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. As used in this Agreement, “COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or associated epidemics, pandemics or disease outbreaks. As used in this Agreement, “COVID-19 Measures” means any quarantine, shelter in place, stay at home, workforce reduction, social distancing, shut down, closure, sequester or any other Law or Governmental Order or binding guidelines promulgated by any Governmental Entity, in each case, to the extent that they have the force of law or are binding on or affecting the Person to which they purport to apply, in connection with or in response to

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COVID-19, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. No. 116-127), Consolidated Appropriations Act, 2021 (Pub. L. 116-260), the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health, Economic Assistance, Liability, and Schools Act, the Presidential Memorandum on “Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster” dated August 8, 2020, Internal Revenue Service (“IRS”) Notice 2020-65 and IRS Notice 2021-11. As used in this Agreement, “Governmental Order” means any order, judgment, injunction, ruling, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Entity.
(b)   Capital Structure.
(i)   The authorized capital stock of the Company consists of 400,000,000 Shares, of which 59,408,122 Shares were outstanding as of the close of business on April 27, 2022, and 25,000,000 shares of preferred stock, with a par value of $0.0001, none of which were outstanding as of the date hereof. As of April 27, 2022, the Company had 27,093,316 Warrants outstanding. All of the outstanding Shares have been duly authorized and are validly issued, fully paid and nonassessable. As of April 27, 2022, other than 3,963,278 Shares reserved for issuance under the Incentive Plan, including pursuant to awards outstanding and 5,281,603 Shares reserved for issuances upon the redemption of the Exchangeco 1 Share and the Exchangeco 2 Shares and 2,000,000 shares reserved for issuance pursuant to an At Market Issuance Sales Agreement, dated February 4, 2022, by and among the Company, B. Riley Securities, Inc. and Needham & Company, LLC, the Company has no Shares reserved for issuance. Since April 27, 2022, and other than the redemption of Exchangeco 1 Shares and Exchangeco 2 Shares and issuance of Shares in exchange therefor solely to the extent provided in Section 2.5 and other than as expressly permitted by Section 4.1(b)(iv), the Company has not granted any awards under the Incentive Plan or issued any shares of its capital stock or reserved for issuance any shares of its capital stock. None of the Company’s Subsidiaries owns any Shares.
(ii)   Section 3.1(b)(ii) of the Company Disclosure Letter contains a true, correct and complete list of Stock Options and Restricted Stock Units outstanding under the Incentive Plan, including the date of grant, vesting criteria, exercise price (if applicable) and number of Shares subject to such award. Each of the outstanding shares of capital stock or other equity securities of each of the Company and each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, in the case of the Company’s Subsidiaries, owned by the Company or by one or more wholly owned Subsidiaries of the Company, free and clear of any lien, charge, pledge, security interest, claim, defect, adverse ownership interest, license or other encumbrance (each, a “Lien”) and any restrictions on transfer set forth in the Articles of Exchangeco 1 and Exchangeco 2.
(iii)   Except as set forth above in Section 3.1(b)(i) or (ii), there are no outstanding or reserved for issuance shares of capital stock or voting securities of the Company or preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any shares of capital stock or other equity securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any equity securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Upon any issuance of any Shares in accordance with the terms of the Incentive Plan or the applicable award agreement for awards issued outside of the Incentive Plan, such Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.
(iv)   Section 3.1(b)(iv) of the Company Disclosure Letter sets forth, as of the date hereof, a true, correct and complete list of the Subsidiaries of the Company and the ownership interest of the Company or its applicable Subsidiary in each such Subsidiary, as well as the ownership interest of any other Person in each such Subsidiary and the jurisdiction of organization of each such Subsidiary.

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(v)   The amount outstanding under the Company’s Existing Credit Agreement (as in effect on the date hereof) on the date hereof, is set forth in Section 3.1(b)(v) of the Company Disclosure Letter.
(vi)   Neither the Company nor any Subsidiary of the Company owns, directly or indirectly, any voting securities of, or other equity interests in, or any interest convertible into or exchangeable or exercisable for, any voting securities of, or other equity interests in, any Person other than the Subsidiaries of the Company listed in Section 3.1(b)(vi) of the Company Disclosure Letter.
(vii)   As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).
(viii)   There are no voting agreements, voting trusts, shareholders agreements, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of, or restricting the transfer or sale of, the capital stock or other equity interests of the Company or any of its Subsidiaries.
(c)   Corporate Authority; Approval and Fairness.
(i)   Assuming that the representations and warranties of Parent and Merger Sub set forth in Section 3.2(i) are true and correct in all material respects, the Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and, subject only to approval of this Agreement by the holders of 66 2/3% of the voting power of the outstanding Shares entitled to vote on such matter at a shareholders’ meeting duly called and held for such purpose (the “Company Requisite Vote”), to perform its obligations under this Agreement and to consummate the Merger (subject to the filing of the Articles of Merger with the Massachusetts Secretary of State pursuant to the MBCA). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery of this Agreement by Parent and Merger Sub, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles regardless of whether enforcement is considered in a proceeding in equity or at law (the “Bankruptcy and Equity Exception”). The Company Requisite Vote is the only vote of the holders of any class or series of capital stock of the Company required to adopt this Agreement and approve the transactions contemplated hereby, including the Merger.
(ii)   The Company Board has, at a meeting duly called and held, unanimously (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of the Company and its shareholders; (B) adopted and approved this Agreement and the transactions contemplated hereby, including the Merger; (C) directed that the Company submit the approval of this Agreement to a vote at a meeting of the shareholders of the Company; and (D) made the Company Recommendation, which resolutions have not been subsequently rescinded, modified or withdrawn as of the date hereof.
(iii)   The Company Board has received the opinion of Credit Suisse Securities (USA) LLC (“Credit Suisse”) to the effect that, as of the date of such opinion, and subject to the assumptions, qualifications and other matters considered in connection with the preparation thereof, the Per Share Merger Consideration to be received by holders of Shares in the Merger is fair, from a financial point of view, to such holders. A signed and complete copy of Credit Suisse’s written opinion will be made available to Parent solely for informational purposes promptly following receipt thereof by the Company and execution of this Agreement. It is agreed and understood that Credit Suisse’s opinion is for the benefit of the Company Board and may not be relied on by Parent or Merger Sub or any of their affiliates.
(d)   Governmental Filings; No Violations; Certain Contracts.
(i)   Assuming that the representations and warranties of Parent and Merger Sub set forth in Section 3.2(c)(i) are true and correct in all material respects, other than the filing of the Articles of

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Merger with the Massachusetts Secretary of State, and filings and/or notices (A) under, to the extent applicable, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and any other applicable antitrust laws and any other antitrust, competition or similar Laws of any foreign jurisdiction (together with the HSR Act, the “Antitrust Laws”), specified on Section 3.1(d)(i) of the Company Disclosure Letter, (B) under the Exchange Act and (C) under the rules of NASDAQ Global Select Market (“NASDAQ”) (collectively, clauses (A) through (C), the “Company Approvals”), no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by the Company and the consummation of the Merger and the other transactions contemplated hereby, except those that the failure to make or obtain would not, (x) individually or in the aggregate, be reasonably likely to have a Company Material Adverse Change or (y) prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement.
(ii)   Assuming compliance with the matters referenced in Section 3.1(d)(i), receipt of the Company Approvals and the receipt of the Company Requisite Vote, the execution, delivery and performance of this Agreement by the Company do not, and the consummation of the Merger and the other transactions contemplated hereby will not constitute or result in (A) a breach or violation of, or a default under, the articles of organization or by-laws of the Company or the comparable governing instruments of any of its Subsidiaries, (B) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or a default under, the creation or acceleration of any material obligations pursuant to, any lease, license, contract, note, mortgage, indenture, agreement, arrangement or other instrument or obligation (each, a “Contract”) binding upon the Company or any of its Subsidiaries, or (C) a violation of any Laws to which the Company or any of its Subsidiaries is subject, except, in the case of clause (B) or (C) above, for any such breach, violation, termination, default, creation, acceleration or change that, individually or in the aggregate, is not reasonably likely to have a Company Material Adverse Change or prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement.
(e)   Company Reports; Financial Statements.
(i)   The Company has timely filed with or furnished to the SEC, as applicable, (A) its annual report on Form 10-K for the fiscal year ended December 31, 2021, (B) its quarterly reports on Form 10-Q for its fiscal quarters ended after December 31, 2021, (C) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the shareholders of the Company held since December 31, 2021, and (D) all other forms, reports, schedules, statements and other documents required to be filed or furnished by it with the SEC under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) (including all exhibits and other information incorporated therein, amendments and supplements thereto), since December 31, 2018 (clauses (A) through (D) collectively, the “Company Reports”). As of its respective date, and, if amended, as of the date of the last such amendment, and in the case of registration statements and proxy statements, as of the dates of effectiveness and the dates of mailing, respectively, each Company Report complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (“SOX”), and any rules and regulations promulgated thereunder applicable to the Company Report. As of its respective date, and, if amended, as of the date of the last such amendment, no Company Report contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. None of the Company’s Subsidiaries is required to file periodic reports with the SEC pursuant to the Exchange Act. To the Knowledge of the Company, the Company has made available to Parent all comment letters and all material correspondence between the SEC and the Company with respect to the Company Reports since December 31, 2018. As of the date of this Agreement, there are no outstanding or unresolved comment letters received from the SEC with respect to any of the Company Reports. As of the date hereof, to the Knowledge of the Company, none of the Company Reports is the subject of active, ongoing SEC review.

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(ii)   Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents in all material respects, or, in the case of Company Reports filed after the date hereof, will fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of its date, and each of the consolidated statements of operations, shareholders’ equity and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents in all material respects, or in the case of Company Reports filed after the date hereof, will fairly present in all material respects, the consolidated results of operations, retained earnings and changes in financial position, as the case may be, of the Company and its consolidated Subsidiaries for the periods set forth therein, in each case in accordance with GAAP and the requirements of the SEC, except as may be noted therein and, in the case of unaudited quarterly statements, as permitted by Form 10-Q.
(iii)   The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. No significant deficiency, material weakness or fraud that involves management or other employees was identified in management’s assessment of internal controls as of December 31, 2021. The Company maintains “disclosure controls and procedures” (as defined by Rule 13a-15 or 15d-15 under the Exchange Act). Such disclosure controls and procedures are effective to ensure that (i) material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding disclosure and (ii) information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC.
(iv)   Since December 31, 2019, none of the Company, the Company Board nor, to the Company’s Knowledge, the Company’s independent registered public accounting firm, based on its evaluation of internal control over financial reporting, has identified (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and/or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. For the purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings ascribed to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board as in effect on the date of this Agreement.
(f)   Absence of Certain Changes.   Except in order to comply with COVID-19 Measures or as contemplated by this Agreement, since February 18, 2022 through the date hereof, (i) the Company and its Subsidiaries have conducted their respective businesses in the ordinary course of businesses, (ii) there has not been any Change that, individually or in the aggregate, has had or is reasonably likely to have a Company Material Adverse Change, or (iii) there has not been any action taken or agreed to be taken by the Company that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 4.1.
(g)   Litigation and Liabilities.
(i)   There are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings (each, an “Action”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, which, individually or in the aggregate, is reasonably likely to have a Company Material Adverse Change. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity which, individually or in the aggregate, is reasonably likely to have a Company Material Adverse Change.
(ii)   Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a

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consolidated balance sheet of the Company and its Subsidiaries or in the notes thereto, other than liabilities and obligations (A) set forth in the Company’s consolidated balance sheet for the fiscal year ended December 31, 2021, (B) incurred in the ordinary course of business since December 31, 2021, (C) incurred in connection with the Merger or any other transaction or agreement contemplated by this Agreement or (D) that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Change.
The term “Knowledge” when used in this Agreement with respect to the Company shall mean the actual knowledge of those persons set forth in Section 3.1(g)(ii) of the Company Disclosure Letter after reasonable internal inquiry.
(h)   Employee Benefits.
(i)   All material Company Benefits Plans (excluding, for scheduling purposes only, offer letters and employment agreements (in each case that are at will, to the extent that Canadian Law does not apply to such offer letters and employment agreements) that do not provide for severance and do not vary in any material respect from the model versions of such agreements, as made available to Parent by the Company) are listed on Section 3.1(h)(i) of the Company Disclosure Letter. “Company Benefit Plans” means all benefit and compensation plans, policies, programs, agreements or arrangements (A) that are sponsored, maintained, entered into or contributed by, or required to be contributed by, the Company or any of its Subsidiaries or (B) covering current or former employees, directors, officers and independent contractors of the Company and its Subsidiaries under which the Company or any of its Subsidiaries has or could reasonably be expected to have any continuing financial obligation or other liability, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not such plan is subject to ERISA, and employment, independent contractor, deferred compensation, profit sharing, severance, stock option, stock purchase, stock appreciation rights, restricted stock units, phantom stock or other stock or equity based, commission, incentive, bonus, retirement, defined benefit, pension, vacation (other than as required by applicable employment standards Laws), severance (other than as required by applicable employment standards Laws), termination (other than as required by applicable employment standard Laws), disability, death benefit, medical or hospitalization, dental, fringe-benefit, loan or other compensation or benefit plans, policies, programs, agreements or arrangements, but excluding all statutory plans, including the Canada Pension Plan, Québec Pension Plan and plans administered under applicable health insurance, workers’ compensation, workplace health and safety, and employment insurance legislation.
(ii)   True, correct and complete copies of the following information with respect to all material Company Benefit Plans listed on Section 3.1(h)(i) of the Company Disclosure Letter have been made available to Parent, as applicable: (A) the plan document (or, if such Company Benefit Plan is unwritten, a written description thereof), (B) the most recent annual Form 5500 and all schedules thereto, and the most recent annual report filed with any pension regulation or supervision authority in Canada, including the Canada Revenue Agency, (C) trust, group annuity contract or other funding arrangements, (D) a current IRS opinion, advisory or favorable determination letter, and most recent registration letters for any pension plans sponsored or administered by the Company in Canada, (E) the most recent summary plan description, if any (including the most recent legally required summaries distributed to participants of Company Benefit Plans operated in Canada), together with any summaries of material modifications required under ERISA, (F) any non-discrimination testing results for the three (3) most recent plan years and a description of any corrective actions, (G) any non-routine correspondence from any Governmental Entity received in the last three (3) years; and (H) all filed Forms 1094-C and a sampling of Forms 1095-C for the three (3) most recent calendar years.
(iii)   Except for matters that, individually or in the aggregate, have not and would not reasonably be expected to result in material liability to the Company and its Subsidiaries, (A) all Company Benefit Plans are in compliance with ERISA, the Internal Revenue Code of 1986, as amended (the “Code”) and other applicable Laws and the terms of such Company Benefit Plans, and all payments or contributions required to have been made with respect to such Company Benefit Plans have either been made or have been accrued in accordance with the terms of such Company

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Benefit Plans and applicable Law, (B) each Company Benefit Plan that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (a “Pension Plan”) intended to be qualified under Section 401(a) of the Code and any related trust intended to be exempt under Section 501(a) of the Code and has received a favorable determination letter from the IRS, applied for such a letter, or is the adopter of a volume submitter or master and prototype plan as to which the adopter is entitled to rely on the advisory or opinion letter issued by the IRS with respect to the qualified status of such plan under Section 401 of the Code to the extent provided in Revenue Procedure 2017-41, and to the Knowledge of the Company, there are not any circumstances likely to result in the loss of the qualification of such Pension Plan under Section 401(a) of the Code or the loss of tax exemption of such related trust under Section 501(a) of the Code and (C) neither the Company nor any of its Subsidiaries has engaged in a transaction that has subjected or, to the Knowledge of the Company, could reasonably be expected to subject the Company or any of its Subsidiaries to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.
(iv)   Neither the Company nor any of its Subsidiaries, nor any entity that would be considered one employer with the Company or any of its Subsidiaries under Section 4001 of ERISA or Section 414 of the Code, sponsors, maintains, contributes to, or is required to contribute to, or, within the past six (6) years has sponsored, maintained, contributed to or been required to contribute to, or has within the past six (6) years or, to the Knowledge of the Company, could reasonably be expected to incur any liability, either under Subtitle C or D of Title IV of ERISA with respect to any ongoing, frozen or terminated “single-employer plan”, within the meaning of Section 4001(a)(15) of ERISA, or otherwise, and no Company Benefit Plan is or was, (A) a “defined benefit plan” as defined in and subject to Section 3(35) of ERISA or a plan subject to Title IV of ERISA or Section 412 of the Code, (B) a “multiple employer plan” as described in and subject to Section 413(c) of the Code; (C) a “multiple employer welfare arrangement” within the meaning of and subject to Section 3(40) of ERISA; or (D) a “multiemployer plan” as defined in and subject to Section 3(37) of ERISA. No Company Benefit Plan that is subject to the Laws of the United States (a “U.S. Plan”) or a Company Benefit Plan that is subject to the Laws of a jurisdiction other than the United States (a “Non-U.S. Plan”) and that is sponsored or administered by the Company or any of its Subsidiaries provides health insurance, life insurance or death benefits to current or former employees of the Company or any of its Subsidiaries beyond their retirement or other termination of service, other than at the sole expense of the participant as required by Section 4980B of the Code or other similar Law or, with respect to Non-U.S. Plans, as required by applicable employment standards Laws. No Non-U.S. Plan that is maintained, administered, sponsored or contributed to in Canada is: (A) a pension plan that contains a “defined benefit provision,” as defined in and subject to subsection 147.1(1) of the Income Tax Act (Canada) (“ITA”); (B) a “retirement compensation arrangement,” as defined in and subject to subsection 248(1) of the ITA; (C) an “individual pension plan,” as defined in and subject to Regulation 8300 of the ITA; or (D) a “multi-employer plan” as defined in and subject to Regulation 8500 of the ITA.
(v)   Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will (alone or in combination with any other event), other than notice or pay in lieu of notice as required by applicable Canadian Law in the event of a termination of employment, (i) entitle any current or former employee, officer, director or independent contractor of the Company or any of its Subsidiaries to any compensation or benefits, any increase in compensation or benefits, or any acceleration in the payment or vesting of any compensation or benefits payable by the Company or any of its Subsidiaries, (ii) result in the forgiveness of indebtedness of any current or former employee, officer, director or independent contractor by the Company or any of its Subsidiaries, (iii) limit or restrict the right, if any, of the Company or any of its Subsidiaries to modify, amend or terminate any Company Benefit Plan, or (iv) result in any payment or benefit payable by the Company or any of its Subsidiaries that, individually or collectively, would not be deductible by reason of Section 280G of the Code or would be subject to any excise Tax under Section 4999 of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any individual with respect to any Tax, including under Sections 409A or 4999 of the Code.

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(vi)   There is no material pending or, to the Knowledge of the Company, threatened litigation, claim, or other proceeding relating to the Company Benefit Plans, other than routine claims for benefits. No U.S. Plan or Non-U.S. Plan that is sponsored or administered by the Company or any of its Subsidiaries is, or within the last six (6) years has been, the subject of an examination or audit by a Governmental Entity, or the subject of an application or filing under, or a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.
(vii)   Except for matters that, individually or in the aggregate, have not and would not reasonably be expected to result in material liability, each Company Benefit Plan that is a “group health plan” for purposes and subject to of the Patient Protection and Affordable Care Act, the Health Care and Education Reconciliation Act and all regulations and guidance issued thereunder (the “ACA”) has been maintained and administered in compliance with the ACA. Neither the Company nor any of its Subsidiaries has, or, to the Knowledge of the Company, would reasonably be expected to have, any material liabilities for Taxes under Sections 4975 through 4980 of the Code or Sections 4980B through 4980H of the Code, including Sections 4980H(a) and 4980H(b).
(viii)   Each Stock Option (A) was issued with an exercise price that is at least equal to the fair market value of a Share as of the grant date and (B) was issued with respect to a Share that constitutes common stock for purposes of Section 409A of the Code. Each Stock Option and Restricted Stock Unit, and each other award issued under the Incentive Plan (whether or not outstanding as of the Effective Time), has at all relevant times been exempt from or complied with Section 409A of the Code, and complied with all other applicable Laws.
(i)   Compliance with Laws; Licenses.
(i)   The businesses of each of the Company and its Subsidiaries have not been, since February 19, 2019 (the “Applicable Date”), and are not being, conducted in violation of any applicable federal, state, local or foreign law, statute or ordinance, common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity (collectively, “Laws”), except for violations that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Change.
(ii)   The businesses of each of the Company and its Subsidiaries have not been over the last five (5) years, and are not being, conducted in violation of any law, statute, code, or order relating to international trade, including, but not limited to: (i) all import laws and regulations, including but not limited to those administered by U.S. Customs and Border Protection, (ii) export control regulations, including but not limited to laws and regulations issued by the U.S. Department of State pursuant to the International Traffic in Arms Regulations (22 C.F.R. 120 et seq.) or the U.S. Department of Commerce pursuant to the Export Administration Regulations (15 C.F.R. 730 et seq.); (iii) sanctions laws and regulations as administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (31 C.F.R. Part 500 et seq.; “OFAC”); (iv) U.S. anti-boycott laws and requirements (Section 999 of the U.S. Internal Revenue Code of 1986, as amended, or related provisions, or under the Export Administration Act, as amended, 50 U.S.C. App. Section 2407 et. seq.); (v) anti-bribery and anti-corruption laws, including but not limited to the U.S. Foreign Corrupt Practices Act of 1977, the U.S. Travel Act, 18 U.S.C. § 1952, and the U.K. Bribery Act of 2010; (vi) any other similar law, directive, or regulation (including those of the European Union or any of its Member States) related to similar subject matter; or (vii) applicable anti-money laundering laws, regulations, rules and guidelines in United States and in the jurisdiction of incorporation (collectively, “International Trade Laws”), except for violations that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Change.
(iii)   Except with respect to regulatory matters covered by Section 4.5, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for those the outcome of which are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Change. To the Knowledge of the Company, there are no circumstances likely to give rise to any such investigation or review.

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(iv)   The Company and its Subsidiaries each has obtained and is in compliance with all permits, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders issued or granted by a Governmental Entity (“Licenses”) necessary to conduct its business as presently conducted, except those the absence of which would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Change.
(v)   None of the Company or its Subsidiaries, nor any of their respective officers, directors or employees, nor to the Company’s knowledge, any agent or other third party representative acting on behalf of any of the Company or its Subsidiaries, is currently, or has in the last five (5) years: (i) been a “Sanctioned Person”, which means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States (including, without limitation, OFAC or the United States Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, (b) any Person organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any Person or Persons described in the preceding clauses (a) or (b); (ii) been engaging in any dealings or transactions with or for the benefit of any Sanctioned Person or in any “Sanctioned Country”, which means, at any time, a country, region or territory which is the subject or target of comprehensive Sanctions; (iii) made or accepted any unlawful payment or given, received, offered, promised, or authorized or agreed to give or receive, any money, advantage or thing of value, directly or indirectly, to or from any employee or official of any Governmental Entity or any other Person in violation of International Trade Laws; or (iv) has otherwise violated any applicable International Trade Laws. “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States government (including, without limitation, those administered by OFAC or the United States Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or any European Union member state in which the Company or any Subsidiary conducts business or holds any assets or any other relevant sanctions authority.
(j)   Takeover Statutes.   Assuming that the representations and warranties of Parent and Merger Sub set forth in Section 3.2(i) are true and correct, no restrictions contained in any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation, including Chapters 110C, 110D and 110F of the Massachusetts General Laws (each, a “Takeover Statute”), or any anti-takeover provision in the Company’s articles of organization or by-laws is applicable to the execution, delivery or performance of this Agreement or the consummation of the Merger. The Company is not party to any shareholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.
(k)   Environmental Matters.
(i)   Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Change: (A) the Company and its Subsidiaries are in compliance with all applicable Environmental Laws; (B) the Company and its Subsidiaries possess all Licenses required under applicable Environmental Laws for the operation of their respective businesses as presently conducted; (C) neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral, claim, notice of violation or citation concerning any violation or alleged violation of any applicable Environmental Law during the past two years; (D) there are no decrees, orders or judgments outstanding, or any complaints, suits or proceedings pending or, to the Knowledge of the Company, threatened, concerning compliance by the Company or any of its Subsidiaries with any Environmental Law and (E) neither the Company nor any of its Subsidiaries has assumed or provided indemnity against any liability of any other Person relating to any Environmental Law. No Hazardous Substances are, to the Knowledge of the Company, present at any Leased Real Property (as herein defined).
As used herein, the term “Environmental Law” means any applicable law, regulation, code of any Governmental Entity (A) relating to natural resources or concerning the protection of the environment, (including air, water, soil and natural resources) or (B) the release, disposal, handling or storage of, or exposure to, any Hazardous Substances (including any Law relating to the protection of human health or safety to the extent relating to exposure to Hazardous Substances), in each case as presently in effect.

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As used herein, the term “Hazardous Substance” means any substance presently listed or defined as hazardous, toxic or radioactive under any applicable Environmental Law including asbestos, asbestos-containing materials, polychlorinated biphenyls and petroleum and any derivative or by-products thereof.
(l)   Taxes.
(i)   The Company and each of its Subsidiaries (A) have prepared in good faith and duly and timely filed or caused to be timely filed (in each case taking into account any extension of time within which to file) all material Tax Returns required to be filed on or before the Closing by any of them and all such filed Tax Returns are true, correct and complete in all material respects, (B) have timely paid all material Taxes that are required to be paid (after giving effect to any valid extensions of time in which to make such payment) by the Company or any of its Subsidiaries, (C) have withheld all material Taxes that the Company or any of its Subsidiaries are obligated to withhold from amounts owing to any employee, creditor or third party and have timely paid or remitted such Taxes to the appropriate Tax Authority as required by applicable Law, and (D) have not waived any statute of limitations with respect to any material amount of Taxes or agreed to any extension of time with respect to any material amount of Tax assessment or deficiency.
(ii)   As of the date hereof, there are not any ongoing, pending or, threatened in writing, audits, examinations, investigations or other proceedings in respect of material Taxes or material Tax matters of the Company. No Tax Authority has asserted in writing any deficiency, claim or proposed adjustment with respect to material Taxes of the Company or any of its Subsidiaries, which deficiency, claim or proposed adjustment has not been satisfied by payment, settled or withdrawn.
(iii)   No claim has been made in writing during the past five (5) years by a Tax Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any such Subsidiary is or may be required to file Tax Returns in, or subject to Tax by, that jurisdiction, which claim has not been resolved in full. Neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in, or is tax resident in, in a country other than the country in which it is organized.
(iv)   There are no material Liens for Taxes upon the assets of the Company or any of its Subsidiaries other than Permitted Tax Liens. “Permitted Tax Liens” are liens that relate to Taxes, assessments and governmental charges or levies imposed upon the Company that are not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Company’s books and records in accordance with GAAP.
(v)   Neither the Company nor any of its Subsidiaries (i) is a party to any written Tax allocation, Tax sharing or Tax indemnity agreement (other than (A) any agreement entered into in the ordinary course of business for which Taxes are not the primary purpose and (B) any agreement solely between or among any of the Company and its Subsidiaries), (ii) is or has been a member of an affiliated group filing a consolidated, unitary, combined or similar income Tax Return (other than an affiliated group the common parent of which is the Company or any of its Subsidiaries) or (iii) is liable for any Taxes of any other Person (other than the Company or its Subsidiaries) pursuant to Treasury Regulation Section 1.1502-6 (or any comparable provision of state, local or foreign Law) or as a transferee or successor.
(vi)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, its taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in or use of an incorrect method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement”, as described in Code Section 7121 (or any corresponding provision of state, local or foreign tax law) entered into prior to the Closing; (iii) installment sale or open transaction disposition made outside the ordinary course of business prior to the Closing; or (iv) prepaid amount received or deferred revenue accrued outside the ordinary course of business prior to the Closing.

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(vii)   Neither the Company nor any of its Subsidiaries will have any liability following the Closing for Taxes as a result of an election pursuant to Section 965(h) of the Code.
(viii)   Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
(ix)   Within the past two (2) years, neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.
(x)   The Company is not, and has not been during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.
(xi)   The Company and its Subsidiaries have not deferred any payroll Taxes or claimed any other Tax benefit or relief pursuant to COVID-19 Measures.
(xii)   The U.S. federal income tax classifications of the Company and each of its Subsidiaries are set forth on Section 3.1(l)(xii) of the Company Disclosure Letter.
As used in this Agreement, (A) the term “Tax” (including, with correlative meaning, the term “Taxes”) shall mean all federal, state, provincial, local and foreign income, profits, franchise, gross receipts, customs duty, capital stock, severances, stamp, payroll, sales, employment, social security, national insurance contributions, unemployment, disability, use, property, escheat or abandoned or unclaimed property obligations, estimated, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, and (B) the term “Tax Return” includes all returns and reports (including elections, declarations, disclosures, schedules, and information returns) supplied or required to be supplied to a Tax Authority relating to Taxes and the term “Tax Authority” means with respect to any Tax, the Governmental Entity responsible for the imposition or administration of such Tax.
(m)   Labor Matters.
(i)   Neither the Company nor any of its Subsidiaries is a party to or otherwise bound by, or currently negotiating, any collective bargaining agreement or other Contract with a labor union or labor organization, nor is the Company or any of its Subsidiaries the subject of any proceeding asserting that the Company or any of its Subsidiaries has committed a material unfair labor practice or seeking to compel it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of the Company, threatened, nor has there been in the past three (3) years, any labor strike, dispute, walk-out, work stoppage, slow-down or lockout involving the Company or any of its Subsidiaries. No employees of the Company or any of its Subsidiaries is represented by a labor union or labor organization with respect to their employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no efforts pending or threatened by or on behalf of any labor union or other labor organization to organize any employees of the Company or any of its Subsidiaries, and there have been no such efforts within the past three (3) years. No notice, consent, or consultation obligations with respect to any employees of the Company or any of its Subsidiaries, or any labor union or labor organization, will be triggered by the execution of this Agreement or the consummation of the transactions contemplated hereby.
(ii)   True, correct and complete information as to the name or identification number, current job title and compensation for all current employees of the Company and its Subsidiaries has been provided to Parent. No officer or executive of the Company or any its Subsidiaries, or any other employee of the Company or any of its Subsidiaries earning an annual base salary equal to or greater than $200,000, (A) has, to the Knowledge of the Company, given notice of termination of employment or otherwise disclosed plans to terminate employment with the Company or any of its Subsidiaries within the twelve (12) month period following the Effective Time or (B) is employed pursuant to a non-immigrant work visa, work permit or other work authorization that is limited in duration.

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(iii)   There is no pending, or, to the Knowledge of the Company, threatened, and for the past three (3) years, there has not been any, (A) Action, (B) to the Knowledge of the Company, act, allegation, or breach of Company or Subsidiary policy or (C) settlement or similar out-of-court or pre-litigation arrangement, in each case relating to sexual harassment or sexual misconduct involving any current or former employee, director, officer or independent contractor of the Company or any of its Subsidiaries in relation to their work for the Company and its Subsidiaries.
(n)   Intellectual Property.
(i)   The Company and each of its Subsidiaries owns or has the right to use all Intellectual Property necessary for the conduct of the business of the Company and its Subsidiaries as conducted as of the date hereof (the “Material Intellectual Property”), free and clear of any Liens. The Company and its Subsidiaries will continue to own, license or have the right to use such Material Intellectual Property immediately following the Closing to the same extent as prior to the Closing. Except as would not be reasonably likely to result in a Company Material Adverse Change, (i) no claim of conflicting ownership rights with respect to any Material Intellectual Property that is owned by the Company or any of its Subsidiaries has been made by a third party and no such Material Intellectual Property is the subject of any pending or, to the Company’s Knowledge, threatened action, suit, claim, investigation or other proceeding; (ii) no person or entity has given written notice to the Company or any of its Subsidiaries that the use of any Material Intellectual Property by the Company or any of its Subsidiaries is infringing any patent, trademark, copyright or design right, or that the Company or any of its Subsidiaries has misappropriated any trade secret; and (iii) the use of the Material Intellectual Property by the Company and its Subsidiaries has not and does not infringe any intellectual property right of any third party, and does not involve the misappropriation of any trade secrets of any third party. Neither the Company nor any of its Subsidiaries have, in the last three (3) years, brought any claim or sent any notice alleging any infringement, misappropriation or violation of Material Intellectual Property to any other person or entity; and to the Knowledge of the Company, no person or entity is violating, misappropriating or infringing any of the Material Intellectual Property.
(ii)   Section 3.1(n)(ii) of the Company Disclosure Letter contains a list of all Intellectual Property owned or purported to be owned by the Company or its Subsidiaries that is (A) registered, issued or subject to a pending application for registration or issuance, including patents, trademarks, service marks, copyrights and internet domain names, and (B) any material proprietary software systems developed by or on behalf of the Company or its Subsidiaries (the “Company Intellectual Property”). The Company and its Subsidiaries exclusively own all right, title and interest to the Company Intellectual Property, free and clear of all Liens. All Persons (including current and former employees and contractors) who created, invented or contributed to material Company Intellectual Property have assigned in writing to the Company all of their rights in and to the same that do not initially vest in the Company by operation of law. Except with respect to applications, all of the items on the foregoing Section 3.1(n)(ii)(A) of the Company Disclosure Letter are subsisting, valid and enforceable. The Company and its Subsidiaries take and have taken commercially reasonable actions to maintain and preserve the confidentiality of their confidential information and trade secrets disclosed to, owned or possessed by them. To the Knowledge of the Company, the Company and its Subsidiaries are not in breach of and have not breached any obligations or undertakings of confidentiality which they owe or have owed to any third party.
(iii)   The IT Assets used by the Company and its Subsidiaries are sufficient for the current needs of the businesses of the Company and its Subsidiaries. In the past two (2) years, there have been no material bugs in, or failures, breakdowns, or continued substandard performance of, any of the IT Assets of the Company or any of its Subsidiaries. The Company and its Subsidiaries have taken commercially reasonable steps and have implemented and maintain commercially reasonable backup and data recovery, disaster recovery, and business continuity plans and procedures that are designed to monitor and test the integrity, security, continuous operation of the IT Assets used in their businesses (and the information stored in or processed thereby), and, to the Company’s Knowledge, there have been no breaches, violations, outages or unauthorized uses of or unauthorized access to same. To the Knowledge of the Company, the IT Assets used by the Company

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and its Subsidiaries are fully operational, functional and substantially free of material bugs, defects, errors, viruses and other contaminants.
(iv)   None of the Material Intellectual Property used in the businesses of the Company and its Subsidiaries and its respective products and services, contains any software code that is licensed under any Open Source Software license or other terms or conditions that require, as a condition to the use, modification or distribution of such software code, that any Material Intellectual Property be (A) disclosed, distributed, licensed or otherwise made available to any third party in source code form, (B) licensed for the purpose of making derivative works; (C) licensed under terms that allow a third party to decompile, disassemble or otherwise reverse engineer any Material Intellectual Property; or (D) redistributed at no charge or otherwise limit the Company or one of its Subsidiaries’ freedom to seek full compensation in connection with the marketing, licensing or distribution of any of the products or services of the Company or one of its Subsidiaries. The Company and its Subsidiaries are in material compliance with its contractual obligations relating to Open Source Software.
As used in this Agreement,
“Intellectual Property” means all worldwide rights, title and interests in and to intellectual property rights of every kind and nature, including (A) trademarks, service marks, certification marks, Internet domain names, logos, trade dress, trade names and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all renewals thereof; (B) all inventions, all improvements thereto, and all patents, and applications therefor, including divisions, continuations, continuations-in-part, and all renewals, extensions, reexaminations and reissues thereof; (C) trade secrets and confidential business information; and (D) published works of authorship, copyrights therein and thereto, moral rights, and other rights in any work of authorship, compilation, derivative work or mask work, (E) rights in computer programs, Software, data and databases or other material technology, (F) all copies and tangible embodiments of any of the foregoing (in whatever form or medium); and (G) registrations, applications, renewals, and extensions therefor, and foreign counterparts for any of the foregoing.
“IT Assets” means all hardware, systems, databases, websites, applications, software, data processing equipment, systems, networks, platforms, peripherals, interfaces, and information technology assets and infrastructure, including any outsourced services, and all electronic connections between them.
“Open Source Software” means any Software that is distributed (i) as “free software” (as defined by the Free Software Foundation), (ii) as “open source software” or pursuant to any license identified as an “open source license” by the Open Source Initiative (www.opensource.org/licenses) or other license that substantially conforms to the Open Source Definition (opensource.org/osd), or (iii) under any similar licensing or distribution model, or (iv) under a license that requires disclosure of source code or requires derivative works based on such Software to be made publicly available under the same license.
“Software” means computer software programs and databases, including all source code, object code, firmware, specifications, designs and documentation therefor.
(o)   Data Privacy and Security.
(i)   To the Company’s Knowledge, Processing of any Sensitive Data is in compliance and has at all times been conducted in compliance with all applicable privacy policies, terms of use, and other Privacy Obligations applicable to the Company and its Subsidiaries or to or by which the Company or any of its Subsidiaries is bound. The Company and its Subsidiaries have contractually obligated all third parties Processing Personal Data on their behalf to comply with applicable Privacy Obligations and take reasonable steps to protect the security, confidentiality, and integrity of Sensitive Data. The Company and its Subsidiaries maintain written policies and procedures regarding data security and privacy and have implemented and maintain an information security program that is comprised of reasonable and appropriate organizational, physical, administrative, and technical safeguards that are (A) designed to protect the security, confidentiality, integrity and availability of the IT Assets used by the Company and its Subsidiaries and all Sensitive Data the Company and its Subsidiaries Process and (B) consistent with all Privacy Obligations applicable to the Company and its Subsidiaries. To the Company’s Knowledge, there have been no (x) Security

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Breaches, (y) other unauthorized access to or unauthorized use of any of the IT Assets used by the Company and its Subsidiaries, or (z) any other unauthorized access to or acquisition of any Personal Data or confidential business information used by the Company and its Subsidiaries or maintained by a third party service provider on behalf of the Company and its Subsidiaries. No Person has given notice to the Company or any of its Subsidiaries of any Security Breach. The Company and its Subsidiaries have not notified, or, to the Knowledge of the Company, been required by applicable Laws, Governmental Entities or other Privacy Obligations to notify, any Person of any Security Breach. The Company and its Subsidiaries have not received any notice of any claims, investigations (including investigations by a Governmental Entity), alleged violations of Laws or other Privacy Obligations, or other Action with respect to Personal Data possessed by Company or any of its Subsidiaries or the collection, use or disclosure of, or security practices or Security Breaches regarding Personal Data; and the Company and its Subsidiaries have not incurred any material liabilities under any Privacy Obligation relating to the privacy or security of Personal Data, and are not currently involved in, and have never been involved in, any Actions related to any Privacy Obligations. The consummation of the transactions contemplated by this Agreement, including the execution, delivery and performance of this Agreement, and any disclosures of Personal Data in connection therewith, will not result in any material violation of any Privacy Obligations.
(ii)   The IT Assets used by the Company and its Subsidiaries do not contain any viruses, bugs, vulnerabilities, faults or other disabling code that could (A) significantly disrupt or adversely affect the functionality or integrity of any IT Assets, or (B) enable or assist any Person to access without authorization any IT Assets or to maliciously disable, maliciously encrypt, or erase any software, hardware, or data. The IT Assets used by the Company and its Subsidiaries do not and have not contained any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus,” malware or other software routines or components intentionally designed to permit unauthorized access to, maliciously disable, maliciously encrypt or erase software, hardware, or data. To the extent that the Company or any of its Subsidiaries have contracted with any independent contractor to write or assist in writing code to be incorporated into the software products developed, produced, or sold by the Company or any of its Subsidiaries, or to otherwise perform development work for the Company or any of its Subsidiaries, the Company and its Subsidiaries have established appropriate administrative, organizational and technical measures to ensure that any such code incorporated into such software products does not contain any viruses, bugs, vulnerabilities, faults or other disabling code that could (x) significantly disrupt or adversely affect the functionality or integrity of any IT Assets used by the Company, any of its Subsidiaries, or any of their clients, or any product of the Company or any of its Subsidiaries, or (y) enable or assist any Person to access without authorization any IT Assets used by the Company, any of its Subsidiaries, or any of their clients, or to maliciously disable, maliciously encrypt, or erase such IT Assets or any product of the Company or any of its Subsidiaries.
As used in this Agreement:
“Personal Data” means any information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly with an identified or identifiable natural person or household, and any other information defined as “personal data,” “personal information,” “personally identifiable information,” “PII” or any similar term by applicable Law; an identifiable natural person is one who can be identified, directly or indirectly, in particular by reference to an identifier such as a name, an identification number, location data, an online identifier or to one or more factors specific to the physical, physiological, genetic, mental, economic, cultural or social identity of that natural person.
“Privacy Obligations” means applicable Laws (including but not limited to the California Consumer Privacy Act and other state privacy laws), Contracts, self-regulatory and other relevant standards (including but not limited to the Payment Card Industry Data Security Standard and NIST Special Publication No. 800-171), all posted and internal privacy and security policies and terms of use of the Company and any of its Subsidiaries, or consents and authorizations (if any) provided by any person to the Company or any of its Subsidiaries with respect to information security, data protection, or the collection, use, storage, disclosure, retention, transfer, disposal, management or other Processing of Personal Data.

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“Process” or “Processing” means any operation or set of operations which is performed on data, including Sensitive Data or sets of Sensitive Data, whether or not by automated means, such as the receipt, access, acquisition, collection, recording, monitoring, maintenance, creation, analysis, organization, compilation, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transfer, transmission, dissemination or otherwise making available, alignment or combination, restriction, disposal, erasure or destruction of data.
“Security Breach” means any (i) unauthorized acquisition of, access to, loss of, or misuse (by any means) of Sensitive Data; (ii) unauthorized or unlawful Processing, sale, or rental of Sensitive Data; (iii) act or omission that compromises the security, integrity, or confidentiality of Sensitive Data, or (iv) phishing, ransomware, denial of service or other cyberattack that results in a monetary loss or a significant business disruption.
“Sensitive Data” means all (a) Personal Data that is subject to a Privacy Obligation, and (b) confidential or proprietary business information or trade secret information.
(p)   Insurance.   All insurance policies, including fire and casualty, general liability, motor carrier liability, business interruption, and sprinkler and water damage insurance policies maintained by the Company or any of its Subsidiaries (collectively, the “Insurance Policies”) are in full force and effect and all premiums due with respect to all Insurance Policies have been paid, with such exceptions that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Change. Neither the Company nor any of its Subsidiaries is in material breach or material default under any Insurance Policy, nor has the Company or any of its Subsidiaries taken any action or failed to take any action which, with or without notice, lapse of time or both, would constitute such a material breach or material default or permit termination or adverse modification of any Insurance Policy. There are no material open claims under any insurance policy maintained by the Company or any of its Subsidiaries that are subject to a reservation of rights letter from any insurer. Except as would not constitute a Company Material Adverse Change, the Company has not received any notice of termination, cancellation or non-renewal or material premium increase with respect to any Insurance Policy nor, to the Knowledge of the Company, are any of the foregoing threatened, and there is no claim pending under any such insurance policies as to which coverage has been denied or disputed by the underwriters of such policies.
(q)   Material Contracts.
(i)   Except as set forth on Section 3.1(q) of the Company Disclosure Letter, and excluding the Company Benefit Plans, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by:
(A)   any Contract (1) relating to indebtedness for borrowed money or any financial guaranty thereof in excess of $1,000,000, other than indebtedness between and among the Company and its wholly owned U.S. domestic Subsidiaries or (2) granting a Lien (other than any Permitted Lien) on any material assets of the Company or its Subsidiaries to third parties;
(B)   any Contract that (1) limits the rights of the Company or any of its Subsidiaries from competing in any material respect in any business line or in any geographic area; (2) provides for “exclusivity” in favor of any third party; (3) grants any rights of first refusal, rights of first negotiation or “most favored nation” rights to any third party, in each case, in any respect material to the business of the Company and its Subsidiaries taken as a whole;
(C)   any Contract that involves any exchange traded, over-the-counter or other swap, cap, floor, collar, futures contract, forward contract, option or any other derivative financial instrument;
(D)   other than customer, carrier or supplier Contracts entered into in the ordinary course of business, any Contract that involved expenditures or guaranteed receipts by the Company or any of its Subsidiaries of more than $1,000,000 in the last fiscal year or is expected to involve expenditures or guaranteed receipts by the Company or any of its Subsidiaries of more than $1,000,000 in the current fiscal year;

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(E)   any Contract (1) since the Applicable Date or (2) pursuant to which the Company or any of its Subsidiaries has material ongoing obligations (other than confidentiality obligations), in the case of (1) or (2), that involved the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets or capital stock or other equity interests of another person (other than acquisitions or dispositions of (x) assets in the ordinary course of business, including acquisitions and dispositions of inventory, (y) assets, capital stock and other equity interests by and among the Company and its Subsidiaries, or (z) assets, capital stock and other equity interests with a value of not more than $1,000,000 individually or $5,000,000 in the aggregate and in connection with which the Company has no material continuing obligations);
(F)   any Contract (other than this Agreement) that by its terms limits the payment of dividends or other distributions by the Company or any of its Subsidiaries or prohibits the pledging of capital stock or other equity interests of the Company or any of its Subsidiaries;
(G)   any joint venture, partnership or strategic alliance Contract;
(H)   any Contract involving any resolution or settlement of any actual or threatened Action involving the Company or any of its Subsidiaries involving (1) a payment in excess of $500,000 since the Applicable Date or (2) any material ongoing requirements or restrictions on the Company or any of its Subsidiaries;
(I)   any Contract that obligates the Company or its Subsidiaries to make any capital contributions or loans to, or any other investment in, any Person;
(J)   any Contract that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act;
(K)   any Contract with a Material Customer or a Material Supplier;
(L)   any Company Government Contract or Company Government Subcontract with any U.S. federal Governmental Entity;
(M)   any Contract that provides for indemnification of any officer, director or employee of the Company or any of its Subsidiaries;
(N)   the Real Property Leases;
(O)   any Contract deemed to be a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (all contracts of the type described in this Section 3.1(q)(i) being referred to herein as “Company Material Contracts” and each, a “Company Material Contract”).
(ii)   Except as would not be reasonably likely to result in a Company Material Adverse Change, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party, is in material breach of or material default under the terms of any Company Material Contract. Except as would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Change, each Company Material Contract is a valid and binding obligation of the Company or its Subsidiaries which is party thereto and, to the Knowledge of the Company, of each other party thereto, and is in full force and effect, except that such enforcement may be subject to the Bankruptcy and Equity Exception.
(r)   Real and Personal Property.
(i)   Section 3.1(r)(i) of the Company Disclosure Letter sets forth a true, correct and complete list of all leases, subleases, licenses or similar agreements pursuant to which the Company or any of its Subsidiaries is a party as of the date hereof with respect to real property leased, licensed, occupied or used by the Company or any of its Subsidiaries (“Leased Real Property” and, such agreements, the “Real Property Leases”). Except as would not be reasonably likely to result in a Company Material Adverse Change, the Company and its Subsidiaries hold valid leasehold interests in all real property material to the operation of the Company’s business and there are no parties other than the

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Company or its Subsidiaries in possession of the Leased Real Property. There are no pending or, to the Knowledge of the Company, threatened condemnation, eminent domain or administrative actions affecting the Leased Real Property or any portion thereof. Neither the Company nor its Subsidiaries holds fee title to any real property.
(ii)   Except as would not constitute a Company Material Adverse Change, the Company and its Subsidiaries have good and valid title to, or valid and enforceable rights to use under existing franchises, easements or licenses of, or valid and enforceable leasehold interest in, all of their material tangible personal properties and assets necessary to carry on their businesses as currently conducted, free and clear of any Liens except for Permitted Liens. “Permitted Liens” means (i) Permitted Tax Liens, (ii) Liens imposed by law, including carriers’, warehousemen’s, landlords’ and mechanics’ liens in each case, incurred in the ordinary course of business, (iii) imperfections of title that do not materially impair the ownership, use or value of the assets to which they relate and (iv) Liens in respect of indebtedness of the Company or its Subsidiaries in existence as of the date hereof and set forth in Section 3.1(r)(ii) of the Company Disclosure Letter, as security for such indebtedness.
(s)   Brokers and Finders.   Neither the Company nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees in connection with the Merger or the other transactions contemplated in this Agreement, except that the Company has employed Credit Suisse as its financial advisor. The Company has furnished to Parent a true, correct and complete copy of the engagement letter between the Company and Credit Suisse relating to the transactions contemplated by this Agreement (except for redactions with respect to matters for which the Company will not have any liability at or following the Effective Time), which agreement discloses all fees payable to Credit Suisse in connection with the Merger and any other material obligations of the Company thereunder.
(t)   Government Contracts and Bids.   With respect to each Contract between any of the Company or one of its Subsidiaries, on the one hand, and any Governmental Entity, on the other hand (each, a “Company Government Contract”), each Contract that is between any of the Company or one of its Subsidiaries, on the one hand, and any prime contractor or upper-tier subcontractor, on the other hand, relating to a Contract between such Person and any Governmental Entity (each, a “Company Government Subcontract”):
(i)   each such Company Government Contract or Company Government Subcontract has been legally awarded;
(ii)   all representations and certifications with respect to any Company Government Contract or Company Government Subcontract made by the Company or its Subsidiaries were current, accurate and complete in all material respects when made, and the Company and its Subsidiaries have complied in all material respects with all such representations and certifications;
(iii)   the Company and its Subsidiaries are not in any material violation, breach or default of any provision of any Law governing any Company Government Contract or Company Government Subcontract, and no allegation that the Company or any of its Subsidiaries is, in breach or violation in any material respect of any statutory, regulatory, or contractual requirement has been made to the Company or any of its Subsidiaries and not withdrawn;
(iv)   during the last two (2) years, the Company and its Subsidiaries have not received a cure notice, a show cause notice or a stop work notice, or a termination for default, nor, to the Knowledge of the Company, has the Company or any of its Subsidiaries been threatened with any such notices under any Company Government Contract;
(v)   no request for equitable adjustment by any Governmental Entity or by any of the Company’s vendors, suppliers or subcontractors against it relating to any Company Government Contract is pending as of the date hereof;
(vi)   there is no proceeding pending or, to the Knowledge of the Company, threatened, in connection with any Company Government Contract or Company Government Subcontract, against the Company or any of its Subsidiaries, or any of its or their respective directors or officers,

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including (1) alleging fraud under the False Claims Act (31 U.S.C. § 3729-3733), the Procurement Integrity Act (41 U.S.C. § 423), or the Truth in Negotiations Act (10 U.S.C. § 2306a, 41 U.S.C. § 254b) or any state and local equivalent, or (2) the violation of any Laws promulgated by any agency of a Governmental Entity (each, a “Governmental Rule”) relating to any Company Government Contract or Company Government Subcontract;
(vii)   neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its directors, officers, employees, consultants, or agents, nor any cost incurred by the Company or any of its Subsidiaries pertaining to a Company Government Contract or Company Government Subcontract is the subject of any audit or investigation, other than within the normal course of business, and no incurred costs have been disallowed, or recommended for disallowance, by any Governmental Entity, nor, to the Knowledge of the Company, does there exist any basis for a cost disallowance under Government Contract or Government Subcontract;
(viii)   the Company and its Subsidiaries have complied in all material respects with all requirements of the Company Government Contracts or Company Government Subcontracts and any Governmental Rule referenced therein, including Governmental Rules relating to the safeguarding of, and access to, classified information;
(ix)   the Company, its Subsidiaries, nor any of its Principals (as that term is defined under FAR 2.101) have been or are currently proposed for debarment, suspended, debarred, or otherwise ineligible from bidding on contracts or subcontracts with any Governmental Entity; to the Knowledge of the Company, no such suspension or debarment has been initiated or threatened;
(x)   neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its directors, officers or employees is or has been (except as to routine security investigations) under administrative, civil or criminal investigation, complaint, indictment or information by any Governmental Entity with respect to any operations of the Company and its Subsidiaries;
(xi)   the Company and its Subsidiaries have properly included their proprietary markings on its proposal submissions in response to solicitations and deliverable submissions under Company Government Contracts and Company Government Subcontracts;
(xii)   the Company and its Subsidiaries have complied in all material respects with all terms and conditions, including other standards and requirements incorporated by reference, of the Company Government Contracts and Company Government Subcontracts; and
(xiii)   no current operations of the Company or its Subsidiaries are restricted by the Organizational Conflicts of Interest restrictions as set forth in Federal Acquisition Regulation Subpart 9.5.
(u)   Material Customers and Suppliers.   Section 3.1(u) of the Company Disclosure Letter sets forth a true, correct and complete list of (a) the ten largest suppliers of materials, products or services to the Company and its Subsidiaries, taken as a whole (measured by the aggregate amount purchased) during the twelve (12)-month period ended on December 31, 2021 (the “Material Suppliers”) and (b) the twenty-five (25) largest customers and clients of the Company and its Subsidiaries, taken as a whole (measured by aggregate billings) during the twelve (12)-month period ended on December 31, 2021 (the “Material Customers”). As of the date hereof, (i) no such Material Supplier or Material Customer has cancelled, terminated or otherwise materially and adversely altered its relationship with the Company (including any material reduction in the rate or amount of sales or purchases or material increase in the prices charged or paid) as compared to the relationship during the year ended December 31, 2021 and (ii) none of the Company nor any of its Subsidiaries has been notified by any Material Supplier or Material Customer of any intention to cancel, terminate or otherwise materially and adversely alter its relationship with the Company or any of its Subsidiaries (including any material reduction in the rate or amount of sales or purchases or material increase in the prices charged or paid) as compared to the relationship during the year ended December 31, 2021.
(v)   Proxy Statement.   The Proxy Statement will not, at the time it is first filed with the SEC, at any time it is amended or supplemented, as of the date of mailing of the Proxy Statement to the shareholders

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of the Company and at the time of the Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; except that no representation or warranty is made by the Company with respect to statements included or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub in writing specifically for inclusion therein. The Proxy Statement will, as at the date of filing with the SEC, comply as to form in all material respects with the requirements of the Exchange Act.
(w)   Earn-out Obligations Compliance.   As of the date hereof, no prospective recipient of proceeds in connection with the obligations under (i) Exhibit B to that certain Agreement and Plan of Merger, dated September 12, 2018, by and among CityBase, Inc., GTY Cayman, the Company, GTY CB Merger Sub, Inc. and Shareholder Representative Services LLC, as amended on each of October 31, 2018, December 28, 2018 and February 12, 2019 (the “CityBase Earn-out Obligation”) or (ii) the “earn-out” obligation in respect of the Agreement and Plan of Merger, dated December 28, 2018, by and among eCivis Inc., GTY Cayman, GTY EC Merger Sub, Inc. and the eCivis Holders’ Representative named therein, as amended by Amendment No. 1 thereto, dated January 8, 2018 (the “eCivis Earn-out Obligation”, and together with the CityBase Earn-out Obligation, the “Earn-Out Obligations”), has notified the Company or any of its Subsidiaries of any breach or default under the Earn-Out Obligations, nor, to the Company’s Knowledge, does there exist any fact or circumstance that, with or without notice or lapse of time or both, would reasonably be likely to result in the breach or default under the terms of the Earn-Out Obligations. As of the date hereof, no Action relating to the Earn-Out Obligations is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any judgement, order, writ, injunction, decree or award of any Governmental Entity which relates to the Earn-Out Obligations.
(x)   Investment Canada Act.   To the Knowledge of the Company, none of the Companies nor any Subsidiary thereof provides any of the services or engages in any of the activities of, a “cultural business” within the meaning of the Investment Canada Act, R.S.C. 1985, c. 28 (1st Supp.), as amended, as well as any rules and regulations promulgated thereunder (the “Investment Canada Act”).
(y)   No Other Representations or Warranties.   Except for the representations and warranties contained in this Section 3.1 (as qualified by the Company Reports and the Company Disclosure Letter to the extent provided in clauses 3.1(x) and 3.1(y)), or in any Voting Agreement and in any certificate, document or other instrument delivered by the Company pursuant to this Agreement or any Person pursuant to the Voting Agreements, neither the Company nor any other Person on behalf of the Company or any Subsidiary of the Company makes any other express or implied representation or warranty with respect to the Company or any Subsidiary of the Company or the transactions contemplated by this Agreement and any other assets, rights or obligations to be transferred hereunder or pursuant hereto, and the Company disclaims any other representations or warranties, whether made by the Company or any of its Affiliates or its directors, officers, managers, employees, investment bankers, attorneys, accountants and other advisors and representatives (such directors, officers, managers, employees, investment bankers, attorneys, accountants and other advisors and representatives, collectively, the “Representatives”). Except for the representations and warranties contained in this Section 3.1 (as qualified by the Company Reports and the Company Disclosure Letter to the extent provided in clauses 3.1(x) and 3.1(y)) and in any Voting Agreement and in any certificate, document or other instrument delivered by the Company pursuant to this Agreement or any Person pursuant to the Voting Agreements, the Company hereby disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated, or furnished (orally or in writing) to Parent, Merger Sub or their respective Affiliates or Representatives (including any opinion, information, projection or advice that may have been or may be provided to Parent or Merger Sub by any director, officer, employee, agent, consultant, or Representative of the Company or any of its Affiliates). Notwithstanding anything contained in this Agreement to the contrary, the Company makes no representations or warranties to Parent or Merger Sub regarding any projections or the future or probable profitability, success, business, prospects, opportunities, relationships and operations of the Company and/or its Subsidiaries.

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3.2   Representations and Warranties of Parent and Merger Sub.   Except as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Company by Parent prior to entering into this Agreement (the “Parent Disclosure Letter”) (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on the face of such disclosure), Parent and Merger Sub jointly and severally represent and warrant to the Company, as of the date hereof and as of the Closing, that:
(a)   Organization, Good Standing and Qualification.   Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or similar entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in such good standing, or to have such power or authority, are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement.
(b)   Corporate Authority.   No vote of holders of capital stock of Parent is necessary to approve or adopt this Agreement, the Merger or the other transactions contemplated hereby. Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and, subject only to the adoption and approval of this Agreement by Parent as the sole shareholder of Merger Sub, which adoption and approval by Parent will occur immediately following execution of this Agreement, to perform its obligations under this Agreement and to consummate the Merger (subject to the filing of the Articles of Merger with the Massachusetts Secretary of State pursuant to the MBCA). This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming due execution and delivery by the Company, is a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c)   Governmental Filings; No Violations; Etc.
(i)   Other than the filing of the Articles of Merger and filings and/or notices (A) under the HSR Act, any other applicable antitrust laws and any other antitrust, competition or similar Laws of any foreign jurisdiction, (B) under the Exchange Act and (C) under the rules of NASDAQ (collectively, clauses (A) through (C), the “Parent Approvals”), no notices, reports or other filings are required to be made by Parent and Merger Sub with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent and Merger Sub from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation of the Merger and the other transactions contemplated hereby, except those that the failure to make or obtain would not, individually or in the aggregate, be reasonably likely to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement.
(ii)   Assuming compliance with the matters referenced in Section 3.2(c)(i) and receipt of the Parent Approvals, the execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby will not constitute or result in (A) a breach or violation of, or default under, the charter or by-laws or comparable governing documents of Parent or Merger Sub or the comparable governing instruments of any of Parent’s Subsidiaries (other than Merger Sub), (B) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or a default under, the creation or acceleration of any obligations or the creation of a Lien on any of the assets of Parent or any of its Subsidiaries pursuant to, any Contracts binding upon Parent or any of its Subsidiaries, (C) a violation of any Laws to which Parent or any of its Subsidiaries is subject, except, in the case of clause (B) or (C) above, for any such breach, violation, termination, default, creation, acceleration or change that, individually or in the aggregate, would

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not be reasonably likely to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement.
(d)   Litigation.   As of the date of this Agreement, there are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or, to the Knowledge of Parent, threatened against Parent or Merger Sub that seek to enjoin or would be reasonably likely to have the effect of preventing, making illegal or otherwise interfering with the Merger and the other transactions contemplated by this Agreement.
The term “Knowledge” when used in this Agreement with respect to Parent shall mean the actual knowledge of those persons set forth in Section 3.2(d) of the Parent Disclosure Letter after reasonable internal inquiry.
(e)   Financing.
(i)   Parent and Merger Sub have delivered to the Company true, correct and complete copies of the executed Equity Commitment Letter (the “Equity Commitment Letter”), pursuant to which each of GI Partners Fund VI LP, GI Partners Fund VI-A LP, and GI Partners Executive Fund VI LP (each, an “Equity Investor”, and collectively, the “Equity Investors”) has agreed, subject to the terms and conditions thereof, to invest in Parent the amounts set forth therein. The Equity Commitment Letter provides that the Company is a third-party beneficiary thereof, and is entitled to require Parent to specifically enforce performance of the Equity Investors’ obligation to fund the Financing, subject to the terms and conditions set forth therein and herein. The cash equity committed pursuant to the Equity Commitment Letter is collectively referred to in this Agreement as the “Financing.”
(ii)   Except as expressly set forth in the Equity Commitment Letter, there are no conditions precedent to the obligations of the Equity Investors to provide the Financing. As of the date of this Agreement, neither Parent nor Merger Sub has any reason to believe that it will be unable to satisfy on a timely basis all of the terms and conditions to be satisfied by it in any of the Equity Commitment Letter on or prior to the Closing Date, nor does Parent or Merger Sub have knowledge that any of the Equity Investors will not perform its obligations thereunder. As of the date of this Agreement, there are no side letters, understandings or other agreements, contracts or arrangements of any kind relating to the Equity Commitment Letter that could adversely affect the availability, conditionality, enforceability or amount of the Financing contemplated by the Equity Commitment Letter.
(iii)   Assuming the accuracy of the representations and warranties of the Company in Section 3.1(b) and Section 3.1(s), the Financing, when funded in accordance with the Equity Commitment Letter, will, in the aggregate, provide Parent with cash proceeds on the Closing Date sufficient for the satisfaction of all of Parent’s and Merger Sub’s obligations under this Agreement, including the payment of the Per Share Merger Consideration, any payments pursuant to Section 2.3 or Section 2.4, payment of any fees and expenses of or payable by Parent, Merger Sub or the Surviving Corporation, and any repayment or refinancing of any outstanding indebtedness of Parent, the Company and their respective Subsidiaries, in each case, to the extent required in connection with the transactions described in, this Agreement (such amounts, collectively, the “Merger Amounts”).
(f)   Capitalization of Merger Sub.   The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.0001 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. Merger Sub has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.
(g)   Brokers and Finders.   No broker or finder or similar Person is entitled to any brokerage fees, commissions or finder’s fees in connection with the Merger or other transactions contemplated in this

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Agreement based upon arrangements made by or on behalf of Parent or Merger Sub or any of their respective Affiliates for which the Company could have any liability in a circumstance where the Merger is not consummated.
(h)   Solvency.   Assuming (i) the truth and accuracy of the representations and warranties of the Company set forth in this Agreement in all material respects, (ii) the good faith preparation, based on assumptions that were, at the time made, and continue, at the Effective Time, to be reasonable, of the most recent financial forecast of the Company and its Subsidiaries provided by the Company to Parent, (iii) satisfaction of the conditions to Parent’s obligation to consummate the Merger, or waiver of such conditions, and after giving effect to the transactions contemplated by this Agreement, including the payment of the aggregate Per Share Merger Consideration, payment of all amounts required to be paid in connection with the consummation of the transactions contemplated hereby and payment of all related fees and expenses and (iv) the Company, on a consolidated basis, is Solvent immediately prior to the Effective Time, Parent and the Surviving Corporation, on a consolidated basis, will be Solvent as of immediately following the Effective Time and the consummation of the Merger. For purposes of this Agreement, the term “Solvent” when used with respect any Person means that, immediately following the Effective Time, (i)(A) the fair value of the assets of such Person, on a consolidated basis, will exceed the amount of all liabilities, contingent or otherwise, of such Person, and (B) the amount of the Present Fair Salable Value of its assets, on a consolidated basis, will, as of such time, exceed the probable value of all of its debts and liabilities, on a consolidated basis, contingent or otherwise, as such debts and liabilities become absolute and matured, (ii) the Person will, on a consolidated basis, not have, as of such time, an unreasonably small amount of capital for the business in which it is engaged or will be engaged and (iii) the Person, on a consolidated basis, will be able to pay its Debts as they become absolute and mature. The term “Solvency” shall have its correlative meaning. For purposes of the definition of “Solvent”: (A) “Debt” means liability on a Claim; and (B) “Claim” means any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured. “Present Fair Salable Value” means the amount that may be realized if the aggregate assets of the Person (including goodwill) are sold as an entirety with reasonable promptness in an arms-length transaction under present conditions for the sale of comparable business enterprises. For purposes of this definition, “not have an unreasonably small amount of capital for the business in which it is engaged or will be engaged” and “able to pay its Debts as they become absolute and mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due. No transfer is being made and no obligation is being incurred in connection with the transactions contemplated hereby with the intent to hinder, delay or defraud either present or future creditors of Parent, Merger Sub, the Company or any Subsidiary of the Company.
(i)   Ownership of Company Capital Stock.   Other than as a result of this Agreement, none of Parent, Merger Sub or any of their respective “Affiliates” or “Associates” (as those terms are defined in Section 110F of the Massachusetts General Laws) (a) directly or indirectly “owns” or, within the past three (3) years, has “owned,” beneficially or otherwise, any Shares, any other securities of the Company or any options, warrants or other rights to acquire Shares or other securities of the Company, or any other economic interest (through derivative securities or otherwise) in the Company, or (b) has been an “Affiliate” or “Associate” (as those terms are defined in Section 110F of the Massachusetts General Laws) of the Company at any time during the past three (3) years. None of Parent, Merger Sub or, to the Knowledge of Parent, any of their respective Affiliates beneficially owns (as such term is used under Rule 13d-3 promulgated under the Exchange Act), or has at any time during the last three (3) years beneficially owned, any Shares or other securities of the Company or any options, warrants or other rights to acquire Shares or other securities of, or any economic interest (through derivative securities or otherwise) in, the Company.
(j)   Proxy Statement.   None of the information to be supplied in writing by Parent, Merger Sub or any Representative of Parent or Merger Sub for inclusion in the Proxy Statement, if any, will, at the time such document is first sent the Company’s shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 3.2(j) do not apply to statements or omissions included or incorporated by

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reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives in writing specifically for use or incorporation by reference therein.
(k)   Shareholder and Management Arrangements.   As of the date hereof, except for the Voting Agreements, none of Parent, Merger Sub nor any of their Affiliates has entered into any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understanding (whether or not binding) with any shareholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (in their capacities as such) (i) relating to (A) this Agreement; (B) the Company or (C) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (ii) pursuant to which (A) any holder of Shares would be entitled to receive consideration of a different amount or nature than the Per Share Merger Consideration in respect of such holder’s Shares; or (B) any holder of Shares has agreed to approve this Agreement or vote against any Superior Proposal, in each case, that is currently in effect or that would become effective in the future (upon consummation of the Merger or otherwise) and that has not been disclosed.
(l)   Investment Intention.   Parent, through Merger Sub, is acquiring through the Merger the shares of capital stock of the Surviving Corporation for its own account, for investment purposes only and not with a view of the distribution (as such term is used in Section 2(11) of the Securities Act) thereof in violation of the Securities Act. Each of Parent and Merger Sub understand that the shares of capital stock of the Surviving Corporation have not been registered under the Securities Act or any “blue sky” Laws and cannot be sold unless subsequently registered under the Securities Act, any applicable “blue sky” Laws or pursuant to an exemption from any such registration.
(m)   Guarantee.   Concurrently with the execution and delivery of this Agreement, the Guarantors have delivered to the Company the duly executed Guarantee. The Guarantee is in full force and effect and constitutes a legal, valid and binding obligation of each Guarantor, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception. As of the date hereof, event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of any Guarantor pursuant to the Guarantee.
(n)   No Outside Reliance.   Notwithstanding anything contained in this Article III or any other provision hereof, each of Parent and Merger Sub acknowledges and agrees that neither the Company nor its Affiliates has made, or is making any representation or warranty whatsoever, express or implied (and neither Parent nor Merger Sub has relied on any representation, warranty or statement of any kind by the Company or any of its Affiliates), beyond those expressly given in this Agreement, the Voting Agreement and in any certificate, document or other instrument delivered by the Company pursuant to this Agreement or any Person pursuant to the Voting Agreements, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Company or any of its Subsidiaries. Without limiting the generality of the foregoing, it is understood that any cost estimates, financials, or other projects or other predictions that may be contained or referred to in the Company Disclosure Letter or elsewhere, as well as any information, documents or other materials (including any such materials contained in any “data room” or reviewed by Parent, Merger Sub or any of their respective Affiliates, agents or representatives pursuant to the Confidentiality Agreement (as herein defined)) or management presentations that have been or shall hereafter be provided to Parent, Merger Sub or any of their respective Affiliates, agents or representatives, are not and will not be deemed to be representations or warranties of the Company, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing, except in each case as may be expressly set forth in this Agreement, the Voting Agreements and in any certificate or document delivered by the Company pursuant to this Agreement or by any Person pursuant to the Voting Agreements. Each of Parent and Merger Sub understands and agrees that any inventory, equipment, vehicles, assets, properties and business of the Company and its Subsidiaries are furnished “as is”, “where is” and subject only to the representations and warranties contained in this Agreement and in any certificate or document delivered by the Company pursuant to this Agreement, with all faults and without any other representation or warranty of any nature whatsoever. Each of Parent and Merger Sub understands and agrees that in the event the CityBase Earn-Out Obligation is not assumed by the Parent pursuant to Section 4.18 and the Merger is consummated, any amounts payable thereunder shall not be an obligation of the Company’s pre-Closing shareholders.

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ARTICLE IV
Covenants
4.1   Interim Operations.
(a)   The Company covenants and agrees as to itself and its Subsidiaries that, from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VI except: (i) if Parent shall otherwise approve in writing, such approval not to be unreasonably withheld, delayed or conditioned, (ii) as otherwise expressly required by this Agreement, (iii) as expressly set forth in Section 4.1(a) of the Company Disclosure Letter or (iv) as required by applicable Laws or any Governmental Entity, the Company shall and shall cause its Subsidiaries to, conduct its business, in all material respects, in the ordinary course of business and use commercially reasonable efforts to (A) preserve its business organization intact, (B) maintain existing relations with customers, suppliers, partners and other third parties with whom the Company and its Subsidiaries have business relationships, and (C) keep available the services of its current officers and employees. Notwithstanding anything to the contrary contained in this Section 4.1, nothing herein shall prevent the Company or any of its Subsidiaries from taking or failing to take any necessary and commercially reasonable actions, in good faith, in response to any COVID-19 Measures; provided, that the Company shall reasonably consult with Parent, except to the extent not permitted by applicable Law or otherwise impracticable to do so, prior to takings such actions or failing to take such actions, regarding such planned actions or failure to take action and consider in good faith Parent’s suggestions with respect to such actions or failures to take action.
(b)   Without limiting the generality of the foregoing and in furtherance thereof, from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VI, except (A) as otherwise required by this Agreement, (B) as Parent may approve in writing (such approval not to be unreasonably withheld, delayed or conditioned), (C) as required by applicable Laws or any Governmental Entity, (D) in connection with the redemption of Exchangeco 1 Shares and Exchangeco 2 Shares in accordance with the Articles of Exchangeco 1 and Exchangeco 2, respectively, or (E) as set forth in Section 4.1(b) of the Company Disclosure Letter, the Company will not, and will not permit its Subsidiaries, to:
(i)   adopt any amendments to its articles of organization or by-laws or other applicable governing instruments;
(ii)   merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize or completely or partially liquidate the Company or any of its Subsidiaries, or enter into any new line of business;
(iii)   acquire assets or capital stock from any other Person with a value or purchase price in the aggregate in excess of $500,000 in any transaction or series of related transactions, other than acquisitions pursuant to Contracts in effect as of the date of this Agreement and set forth on Section 4.1(b)(iii) of the Company Disclosure Letter and acquisitions of equipment, inventory and supplies in the ordinary course of business;
(iv)   issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of, any shares of capital stock of the Company or any its Subsidiaries (other than (A) the grant of equity or equity based awards or equivalent cash awards under the Incentive Plan and as set forth on Section 4.1(b)(iv) of the Company Disclosure Letter or as required by a Company Benefit Plan that has been disclosed on Section 3.1(h)(i) of the Company Disclosure Letter, (B) the issuance of Shares upon the exercise of Options or settlement of Restricted Stock Units (and dividend equivalents thereon, if applicable) outstanding on the date of this Agreement or issued pursuant to clause (A) above, in accordance with their terms on the date hereof, or (C) the issuance of shares of capital stock by a Subsidiary of the Company to the Company or another Subsidiary of the Company), or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible, exchangeable or exercisable securities (other

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than the grant or award of equity or equity based awards under the Incentive Plan as set forth on Section 4.1(b)(iv) of the Company Disclosure Letter or as required by a Company Benefit Plan that has been disclosed on Section 3.1(h)(i) of the Company Disclosure Letter);
(v)   make any loans, advances or capital contributions to or investments in any Person (other than direct or indirect Subsidiaries of the Company) in excess of $250,000 in the aggregate;
(vi)   declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (except for dividends paid by any direct or indirect U.S. domestic Subsidiary of the Company to the Company or any other direct or indirect wholly owned U.S. domestic Subsidiary of the Company);
(vii)   reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than (A) to the extent required by the Incentive Plan or any award outstanding on the date hereof, the acquisition of any Shares tendered by current or former employees or directors in order to pay Taxes in connection with the settlement of Restricted Stock Units or Warrants or (B) in connection with the exercise of any right to redeem Exchangeco 1 Shares or Exchangeco 2 Shares in accordance with the Articles of Exchangeco 1 or Exchangeco 2, respectively);
(viii)   incur any indebtedness for borrowed money or guarantee, assume, endorse or otherwise become responsible for such indebtedness of another Person, or issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company or any of its Subsidiaries, except for indebtedness for borrowed money and issuances of letters of credit under the Existing Credit Agreement (as herein defined), in an amount not to exceed $250,000, which can be repaid without penalty on or prior to the Closing Date;
(ix)   make or authorize any capital expenditure in excess of $250,000 in the aggregate, other than expenditures that are specifically enumerated in the Company’s plan set forth in Section 4.1(b)(ix) of the Company Disclosure Letter;
(x)   make any material changes with respect to accounting policies or procedures, except as required by changes in GAAP or a Governmental Entity;
(xi)   settle, waive, release, assign or compromise any litigation any litigation or other proceedings (whether pending before a Governmental Entity or threatened) (A) for an amount payable by the Company or any of its Subsidiaries in excess of $500,000 in the aggregate, or for any commitment, obligation or liability of the Company in excess of such amount, or (B) that includes any admission of wrongdoing for a criminal act, or that does not provide for a general release of all claims against the Company and its Affiliates;
(xii)   (A) make, change or revoke any material Tax election, (B) enter into any settlement or compromise of any material Tax liability, (C) file any amended material Tax Return, (D) adopt or change any material method of Tax accounting, (E) enter into any closing agreement relating to any material Tax liability, (F) agree to extend the statute of limitations in respect of any material amount of Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business that do not require consent of a Tax authority), (G) surrender any right to claim a material Tax refund, or (H) initiate any material voluntary disclosure with or request any material ruling from a Tax authority in each case, other than in the ordinary course of business and consistent with past practice;
(xiii)   transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any assets or businesses of the Company or its Subsidiaries, including intangible assets and capital stock of any of its Subsidiaries, in each case with a value or purchase price in the aggregate in excess of $500,000 in any transaction or series of related transactions, other than equipment, inventory and supplies in the ordinary course of business;

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(xiv)   except as set forth in Section 4.1(b)(xiv) of the Company Disclosure Letter, as required pursuant to any Company Benefit Plan disclosed on Section 3.1(h)(i) of the Company Disclosure Letter or Company Material Contract in effect prior to the date of this Agreement, or as otherwise required by applicable Laws, (A) grant or provide any material severance or material termination payments or material termination benefits to any director or officer of the Company or any of its Subsidiaries or other employee or independent contractor of the Company or any of its Subsidiaries having an annual base salary or consulting fees of more than $200,000 (B) materially increase the compensation of or make any new equity awards to any director, officer or other employee of the Company or any of its Subsidiaries, except in the ordinary course of business consistent with past practice for non-officer employees whose annual base compensation does not exceed $200,000 after giving effect to such increase, (C) establish, adopt, terminate or materially amend any Company Benefit Plan; (D) negotiate, enter into, amend or extend any collective bargaining agreement or other Contract with a labor union or labor organization, (E) hire, engage or terminate the employment or engagement of any employee or independent contractor earning annual base compensation in excess of $200,000, provided that the Company and its Subsidiaries shall have the right to terminate the employment or engagement of any non-officer employee or independent contractor for cause or (F) implement any layoffs or furloughs that could implicate the Worker Adjustment and Retraining Notification Act or other similar Law;
(xv)   enter into any new Contract that would have been a Company Material Contract if it had been entered into prior to the date of this Agreement or materially modify or amend, or cancel, terminate, renew, extend, assign, waive, or release (or otherwise forego any material right or claim under), in whole or in part, any Company Material Contract or modify or amend any Contract (if, after giving effect to such modification or amendment, such Contract would constitute a Company Material Contract), including, for the avoidance of doubt, any amendment to the Existing Credit Agreement (as in effect on the date hereof) increasing the Prepayment Fee (as defined in the Existing Credit Agreement (as in effect on the date hereof)) or adding any prepayment penalty or “make-whole” thereunder or otherwise less favorable to Parent with respect to effecting the repayment in full of the indebtedness and any other of the Company’s or any of its Subsidiaries’ obligations under the Existing Credit Agreement on the Closing Date; or
(xvi)   agree, authorize or commit to do any of the foregoing.
4.2   Acquisition Proposals.
(a)   The Company shall, and shall cause its Subsidiaries to, and shall use reasonable best efforts to cause its and their respective Representatives to, (i) immediately cease and cause to be terminated any existing solicitation, initiation, discussion or negotiation with any Person (other than Parent, Merger Sub and their respective Representatives) conducted theretofore by the Company, its Subsidiaries or any of their Representatives with respect to any Acquisition Proposal, in each case, other than directing such Persons to the provisions contained in this Section 4.2, (ii) within two (2) Business Days, request in writing that each Person that has heretofore executed a confidentiality agreement in connection with its consideration of any Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to the Company all nonpublic information previously furnished by the Company or any of its Representatives to such Person or any of such Person’s Representatives in accordance with the terms of such confidentiality agreement, and (iii) within one (1) Business Day, terminate access to any physical or electronic data room by such Person and its Representatives.
(b)   From the date hereof until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VI, the Company shall not, and shall cause its Subsidiaries and shall use reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly, (i) initiate, solicit, induce or knowingly facilitate or knowingly encourage any inquiries, discussions or requests or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal (including by way of providing access to non-public information), (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding any Acquisition Proposal or any inquiries, discussions or requests or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, (iii) enter into any other acquisition agreement, option agreement, joint venture agreement, partnership agreement, letter of intent, term sheet,

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merger agreement or other agreement (other than an Acceptable Confidentiality Agreement (as herein defined)) with respect to an Acquisition Proposal (an “Alternative Acquisition Agreement”), (iv) take any action to make the provisions of any Takeover Statute or any restrictive provision of any applicable anti-takeover provision in the articles of organization or by-laws of the Company inapplicable to any transactions contemplated by any Acquisition Proposal, (v) otherwise knowingly assist, participate in or knowingly facilitate any effort or attempt to make an Acquisition Proposal or (vi) authorize, commit to, agree or publicly propose to do any of the foregoing.
(c)   Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to the time the Company Requisite Vote is obtained, the Company may, solely in response to an unsolicited bona fide written Acquisition Proposal made after the date hereof that did not result from a breach of this Section 4.2, (i) provide information (including access to the employees of the Company and its Subsidiaries) in response to a request therefor by a Person who has made such an unsolicited bona fide written Acquisition Proposal if the Company receives from the Person so requesting such information an executed confidentiality agreement containing terms that are not less favorable, in any material respect, to the Company than those contained in the Confidentiality Agreement (provided that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal) and which expressly permits the Company to provide access, information or data required to be provided to Parent pursuant to this Agreement, including this Section 4.2 (an “Acceptable Confidentiality Agreement”); provided, that the Company shall make available to Parent and Merger Sub any non-public information concerning the Company or its Subsidiaries (or access to the employees of the Company and its Subsidiaries) that is provided to any such Person or group of Persons which was not previously made available to Parent or Merger Sub substantially concurrently, and in any event within twenty-four (24) hours thereafter, (ii) contact a Person who has made such an unsolicited bona fide written Acquisition Proposal solely to clarify the terms and conditions thereof, (iii) waive any provision of any standstill or confidentiality agreement that prohibits or purports to prohibit a confidential proposal being made to the Company Board (or any committee thereof) solely to the extent necessary to allow for an Acquisition Proposal to be made to the Company or the Board of Directors in a confidential manner, or (iv) engage or participate in any discussions or negotiations with any Person who has made such an unsolicited bona fide written Acquisition Proposal and has entered into an Acceptable Confidentiality Agreement, in each case if and only to the extent that, (A) prior to taking any action described in clause (c)(i), (c)(iii) or (c)(iv) above, the Company Board determines, in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law, and (B) prior to taking any action described in clause (c)(i) or (c)(iv) above, the Company Board has determined in good faith after consultation with its financial advisor and its outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or would be reasonably likely to result in a Superior Proposal. The fact that the Company or its Representatives have previously engaged in discussions or negotiations with a Person shall not, in and of itself, prevent an Acquisition Proposal made by such Person from being deemed unsolicited. Except as provided in Section 4.2(e) and Section 4.2(f), neither the Company Board nor any committee thereof may withhold, withdraw, qualify, amend or modify (or publicly propose or resolve to withhold, withdraw, qualify, amend or modify), in each case, in a manner adverse to Parent, the Company Recommendation (a “Change of Recommendation”).
(d)   The Company shall promptly (and, in any event, within 24 hours after becoming aware thereof) notify, orally and in writing, Parent if any proposals, offers, inquiries or requests that constitute, or would reasonably be expected to lead to, an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, it or any of its Representatives indicating, in connection with such notice, the material terms and conditions of any such proposal, offer, inquiry or request (including the name of the Person or group making such proposal, offer, inquiry or request) and including with such notice unredacted copies of such proposal, offer, inquiry or request that is in writing and copies of any other material documents, if any, evidencing or specifying the terms and conditions of such proposal, offer, inquiry or request, and thereafter shall keep Parent reasonably informed, on a prompt basis, of the status and terms of any such proposal, offer, inquiry or request (including any material amendments thereto and including unredacted copies of any additional material written materials received by the Company, its Subsidiaries or their respective

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Representatives) and the status of any such discussions or negotiations, including any change in the Company’s intentions as previously notified.
(e)   Notwithstanding anything to the contrary set forth in this Agreement, if, at any time prior to the time the Company Requisite Vote is obtained, the Company Board determines in good faith, in response to an unsolicited bona fide written Acquisition Proposal made after the date hereof that did not result from a breach of this Section 4.2, (i) after consultation with its outside legal counsel, that failure to do so would be inconsistent with the directors’ fiduciary duties under applicable Law and (ii) after consultation with its financial advisor and its outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal, the Company Board may (A) make a Change of Recommendation or (B) terminate this Agreement in accordance with Section 6.3(a) after paying to Parent the Company Termination Fee (as herein defined) to enter into an Alternative Acquisition Agreement relating to any Superior Proposal; provided that prior to taking any such action, (x) the Company has given Parent three (3) Business Days’ notice of its intention to take such action (which notice shall identify the Person or group making such Superior Proposal, include the material terms and conditions of the Superior Proposal and include a copy of the definitive agreement relating to such Superior Proposal (if any) and a copy of any financing commitments relating thereto (if any)), (y) the Company has negotiated in good faith (to the extent Parent requests to negotiate) with Parent during such notice period to enable Parent to propose revisions to the terms of this Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal and (z) following the end of such notice period, the Company Board shall have determined, in good faith, (1) after consultation with its outside legal counsel and its financial advisor, that the Superior Proposal would nevertheless continue to constitute a Superior Proposal if the revisions proposed by Parent were to be given effect and (2) after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary obligations under applicable Law (provided, further that any material revision, amendment, update or supplement to the terms and conditions of such Superior Proposal shall be deemed to constitute a new Superior Proposal and shall require a new notice but with an additional two (2) Business Day period from the date of such notice).
(f)   Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to the time the Company Requisite Vote is obtained, the Company Board may make a Change of Recommendation in response to an Intervening Event if the Company Board determines, in good faith, after consultation with its outside legal counsel, that, in light of an Intervening Event, the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law; provided that prior to taking any such action, (x) the Company has given Parent three (3) Business Days’ notice of its intention to take such action and a reasonable description of such Intervening Event that serves as the basis of the Change of Recommendation, (y) the Company has negotiated in good faith (to the extent Parent requests to negotiate) with Parent during such notice period to enable Parent to propose revisions to the terms of this Agreement such that it would obviate the need for making such Change of Recommendation and (z) following the end of such notice period, the Company Board shall have determined, in good faith, after consultation with its outside legal counsel, that failure to make a Change of Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law if the proposed revisions were to be given effect (provided, further, that any material development with respect to the Intervening Event shall require a new notice but with an additional two (2) Business Day period from the date of such notice).
(g)   Nothing contained in this Agreement shall be deemed to prohibit the Company or the Company Board from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to an Acquisition Proposal made after the date hereof, including taking and disclosing to its shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to the shareholders of the Company), or (ii) making any “stop-look-and-listen” communication to the shareholders of the Company pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communications to the shareholders of the Company); provided that this Section 4.2(g) shall not be deemed to permit the Company or its Board of Directors to effect a Change of Recommendation except in accordance with Sections 4.2(e) and (f).
(h)   For purposes of this Agreement, “Acquisition Proposal” means any proposal or offer with respect to, in a single transaction or series of related transactions, (i) a merger, sale, joint venture,

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partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company (or any Subsidiary of the Company whose business constitutes 20% or more of the net revenues or assets of the Company and its Subsidiaries, taken as a whole), (ii) any other direct or indirect acquisition of 20% or more of the total voting power or of any class of equity securities of the Company or 20% or more of the consolidated total assets (including equity securities of its Subsidiaries) of the Company and its Subsidiaries, (iii) a tender offer or exchange offer or other transaction which, if consummated, would result in a direct or indirect acquisition by any Person or group of Persons of 20% or more of the total voting power represented by the outstanding voting securities of the Company or (iv) the issuance or sale of shares of the Company’s capital stock constituting 20% or more of the total voting power represented by the outstanding voting securities of the Company, in each case other than the transactions contemplated by this Agreement.
(i)   For purposes of this Agreement, “Superior Proposal” means a bona fide Acquisition Proposal made after the date hereof that the Company Board has determined in its good faith judgment (i) would, if consummated, result in a transaction more favorable to the shareholders of the Company (in their capacities as such) from a financial point of view, than the transaction contemplated by this Agreement, taking into account all relevant factors (including closing certainty, certainty of financing, the legal, financial, timing and regulatory aspects of the proposal, conditions to consummation and the identity of the party making the proposal) and (ii) is reasonably likely to be completed on the terms proposed; provided, that for purposes of the definition of “Superior Proposal,” the references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%.”
(j)   For purposes of this Agreement, “Intervening Event” means a material development or material change in circumstances with respect to the Company and its Subsidiaries, taken as a whole, occurring after the date of this Agreement, that (i) was not known to or reasonably foreseeable by the Company Board as of or prior to the date of this Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable by the Company Board as of the date of this Agreement) and (ii) does not relate to any Acquisition Proposal.
4.3   Proxy Statement.
(a)   The Company shall prepare and file with the SEC, as promptly as practicable after the date of this Agreement (and in any event within twenty-one (21) days after the date hereof), a proxy statement in preliminary form relating to the Shareholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”). Subject to Section 4.2, the Proxy Statement shall include the Company Recommendation. The Company agrees, as to itself and its Subsidiaries, that at the date of mailing of the Proxy Statement to the shareholders of the Company and at the time of the Shareholders Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   Parent will promptly (and in any event within ten (10) days following a written request by the Company) furnish to the Company such data and information relating to Parent and Merger Sub as the Company may reasonably request for the purpose of including such data and information in the Proxy Statement and any amendments or supplements thereto used by the Company to obtain Company Requisite Vote, and Parent, Merger Sub and the Company shall cooperate in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC. Parent agrees, as to itself and its Subsidiaries, that at the date of mailing of the Proxy Statement to the shareholders of the Company and at the time of the Shareholders Meeting, none of the information supplied by it or any of its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(c)   Notwithstanding the foregoing, the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement. If at any time prior to the Shareholders Meeting any information

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relating to the Company, Parent, Merger Sub or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent or Merger Sub, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement or any required filing by the Company, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate party hereto and, to the extent required by applicable Law or the SEC or its staff, disseminated to the shareholders of the Company.
(d)   The Company shall promptly notify Parent of the receipt of all comments of the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company and/or any of its Representatives and the SEC with respect to the Proxy Statement. Subject to applicable Law, prior to filing or mailing the Proxy Statement or filing any other required filings (or, in each case, any amendment thereof or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company shall provide Parent with an opportunity to review and comment on (which comments shall be made promptly) such document or response and shall consider in good faith the incorporation of any changes in such filings reasonably proposed by Parent. The Company shall use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement from the SEC, have the Proxy Statement cleared by the SEC staff as soon as reasonably practical after such filing and cause the definitive Proxy Statement to be mailed promptly after the date the SEC staff advises that it has no further comments thereon (or promptly following the tenth (10th) day after the Proxy Statement is filed if the SEC has not informed the Company that it will review the Proxy Statement).
4.4   Shareholders Meeting.   Unless this Agreement is validly terminated in accordance with Article VI, the Company shall take all action necessary in accordance with applicable Laws and its articles of organization and by-laws to duly call, give notice of, convene and hold a meeting of the shareholders of the Company (including any adjournment or postponement thereof, the “Shareholders Meeting”) as promptly as practicable after the date the SEC staff advises that it has no further comments on the Proxy Statement (or as promptly as reasonably practicable following the tenth (10th) day after the Proxy Statement is filed if the SEC has not informed the Company that it will review the Proxy Statement) to consider and vote upon the adoption of this Agreement; provided, that the Company may postpone or adjourn to a later date the Shareholders Meeting (i) with the written consent of Parent, (ii) for the absence of a quorum, (iii) to allow reasonable additional time to solicit additional proxies if the Company has not received proxies representing a sufficient number of Shares to achieve the Company Requisite Vote, whether or not a quorum is present, (iv) if required by applicable Law or (v) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure that the Company and Parent have determined, after consultation with outside legal counsel, is required under applicable Law; provided, further, that in no event shall the Shareholders Meeting be postponed or adjourned (i) beyond (x) a date that is more than ten (10) days after the date on which the Shareholders Meeting was originally scheduled without the prior written consent of Parent or (y) a date that is after the date that is five business days prior to the Outside Date (as herein defined) or (ii) more than twice without the consent of Parent. The Company shall, if requested by Parent, postpone or adjourn to a later date the Shareholders Meeting (A) for the absence of a quorum or (B) to allow reasonable additional time to solicit additional proxies if the Company has not received proxies representing a sufficient number of Shares to achieve the Company Requisite Vote, whether or not a quorum is present, provided that in no event shall the Company be required to postpone or adjourn (i) beyond (x) a date that is more than thirty (30) days after the date on which the Shareholders Meeting was originally scheduled or (y) a date that is after the date that is five (5) business days prior to the Outside Date (as herein defined) or (ii) more than twice. Subject to a Change of Recommendation or termination of this Agreement in accordance with Article VI, the Company shall use reasonable best efforts to solicit from the holders of Shares proxies in favor of the approval of the Agreement. Unless this Agreement is terminated in accordance with its terms, the Company shall not submit to the vote of its shareholders any other Acquisition Proposal or any other matter other than the adoption of this Agreement, any related “golden parachute” vote and any related and customary procedural matters. The

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Company shall keep Parent informed with respect to proxy solicitation results as reasonably requested by Parent and shall provide such information and reasonable cooperation as Parent may reasonably request in connection therewith.
4.5   Filings; Other Actions; Notification.
(a)   Cooperation.   Subject to the terms and conditions set forth in this Agreement, the Company and Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement; provided, that without the prior written consent of Parent, neither the Company nor its Subsidiaries shall pay or commit to pay to any third party whose consent or approval is being solicited any amount of cash or other consideration, make any commitment or incur any liability or other obligation in connection therewith (other than filing or similar fees required to be paid in connection with obtaining approvals from any Governmental Entity). Subject to applicable Laws relating to the exchange of information, Parent and the Company shall provide each other with a reasonable advance opportunity to review and comment upon and consider in good faith the views of the other in connection with all written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto relating to proceedings under the Antitrust Laws) with any third party or Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. Parent shall control the strategy for obtaining any consents, registrations, approvals, permits and authorizations from any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing rights, each of the Company and Parent shall act as promptly as reasonably practicable.
(b)   Antitrust.
(i)   Notwithstanding anything in this Agreement to the contrary: (A) the Company and Parent will, to the extent applicable, each make their respective filings under the HSR Act within ten (10) business days of the execution of this Agreement unless otherwise agreed to in writing between counsel for Parent and the Company; (B) counsel for the Company and Parent will consult with one another to determine if any filings are required under any applicable foreign antitrust or competition law and the Company and Parent shall make any such foreign filings as promptly as practicable following the execution of this Agreement; (C) counsel for the Company and Parent will obtain as promptly as practicable the termination of any waiting period under the HSR Act and any applicable foreign Antitrust Laws; and (D) Parent shall not (and cause its Affiliates not to) file a notification pursuant to Part III of the Investment Canada Act until after the Closing unless consented to by the Company. Parent shall pay the HSR fee and any foreign filing or other related fee with respect to Antitrust Laws.
(ii)   Notwithstanding anything to the contrary in this Agreement, Parent will take any and all steps necessary to avoid or eliminate each and every objection that may be asserted by any Government Antitrust Entity so as to enable the Closing to occur expeditiously, but in no case later than the Closing Date. Such steps shall include, but are not limited to, proposing, negotiating, committing to and/or effecting, by consent decree, hold separate orders, or otherwise, the sale, divesture or disposition of, or holding separate (through the establishment of a trust or otherwise), such of Parent’s or the Company’s assets, properties or businesses as necessary to avoid the entry of, or to effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order which would have the effect of preventing the consummation of the transactions contemplated by this Agreement by the Closing Date. In addition, Parent shall defend through litigation, including through appeal, on the merits any claim asserted in court or administrative proceeding by any party in order to avoid entry of, or to have vacated or terminated, any decree,

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order or judgement (whether temporary, preliminary, or permanent) that would prevent the closing by the Outside Date. “Government Antitrust Entity” means a Governmental Entity with jurisdiction or authority over Antitrust Laws.
(iii)   Neither Parent nor Merger Sub, nor the Company nor any of the Company’s Subsidiaries, shall take any action (including acquiring or agreeing to acquire by merging or consolidating with or by purchasing a substantial portion of the assets of or equity in, or by and other manner, any Person or portion thereof, or otherwise acquiring or agreeing to acquire any assets) that would reasonably be expected to have the effect of materially (i) delaying, impairing or impeding the receipt of, or increasing the risk of not receiving, any required government consent, (ii) delaying, impairing or impeding the expiration or termination of any applicable waiting period with respect to any filing under an Antitrust Law, (iii) increasing the risk of any Government Antitrust Entity entering an order prohibiting the consummation of the transactions contemplated by this Agreement or (iv) otherwise delaying the consummation of the Merger.
(c)   Information.   Without limiting the foregoing, the Company and Parent each shall, upon request by the other, furnish the other with all non-privileged information documentary material that may be reasonably required pursuant to the HSR Act or any other Antitrust Law; provided, however, that the parties may, as each deems advisable, reasonably designate competitively sensitive material provided under this Section 4.5(c) or any other section of this Agreement as “outside counsel only material” and materials and the information contained therein shall be given only to outside counsel and previously-agreed outside consultants of the recipient and will not be disclosed by such outside counsel or outside consultants to employees, officers, or directors of the recipient without the advance written consent of the party providing such materials; provided, further, that this Section 4.5(c) shall not require the provision of any personal identifying information from one party to the other party; provided, further, that materials provided by Parent or Merger Sub or their counsel may be redacted to remove references concerning the valuation of the Company, privileged communications or other competitively sensitive material.
(d)   Status.   Without limiting, and subject to Section 4.5(a), Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall reasonably cooperate with each other in respect to all matters relating to any Governmental Entity in respect of garnering requisite approvals or clearances under applicable Antitrust Laws or any other applicable Law. Subject to applicable Laws and the instructions of any Governmental Entity, the Company and Parent each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other material communications received by Parent or the Company, as the case may be, or any of their respective Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement, and, to the extent practicable, giving the other party reasonable advance notice of all oral communications with any Governmental Entity relating to Antitrust Laws and promptly notifying the other party of the substance of any oral communication initiated by a Governmental Entity. Each of the Company and Parent shall give each other reasonable advance notice of all meetings with any Governmental Entity relating to the Antitrust Laws, and neither the Company nor Parent shall permit any of its officers or any other Representatives to participate in any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry with respect to the Merger and the other transactions contemplated by this Agreement (other than for purpose of status checks and/or routine clarifications) unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate thereat.
4.6   Access and Reports.   Subject to applicable Laws, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours throughout the period prior to the Effective Time, to its employees, properties, books, Contracts and records and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to Parent all information concerning its business, properties and personnel as may reasonably be requested; provided that no investigation pursuant to this Section 4.6 shall affect or be deemed to modify any representation or warranty made by the Company herein; provided, further, that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that would result in the

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disclosure of trade secrets of third parties or violate any of its obligations with respect to confidentiality in effect as of the date hereof; (ii) to disclose (A) any information of the Company or any of its Subsidiaries that is subject to the attorney-client privilege; or (B) any information that would violate applicable Law; provided that in the case of clause (A) or (B) the Company shall provide notice describing the general nature of the information so withheld and shall use its reasonable best efforts to communicate, to the extent feasible, the applicable information in a way that would not violate the obligation, applicable Law or waive such privilege, including entering into a joint defense agreement, common interest agreement or other similar arrangement; or (iii) to permit Parent or any of its Representatives to conduct any environmental sampling or investigation. All requests for information made pursuant to this Section 4.6 shall be directed to the executive officer of or other Person designated by the Company. Without limiting the foregoing, subject to applicable Law, from and after the date hereof to the Effective Time or the earlier termination of this Agreement, upon the reasonable request of Parent and at reasonable times and upon reasonable prior notice, Parent and members of senior management of the Company will hold meetings no less frequently than once every two weeks to discuss post-Closing plans and progress in connection with obtaining consents, registrations, approvals, permits and authorizations and any other pre-Closing filings; provided that the members of senior management attending each such meeting shall be selected by the Company in its reasonable discretion and such meetings (including the timing thereof and preparation therefor) shall not unreasonably interfere with the normal business or operations of the Company or its Subsidiaries. The Confidentiality Agreement dated as of January 13, 2020 between GI Partners Acquisitions LLC and the Company (the “Confidentiality Agreement”), as amended by Amendment No. 1 thereto, dated August 4, 2021, shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder; provided, that the execution of this Agreement by the Company shall constitute written consent by the Company and the Company Board pursuant to the Confidentiality Agreement to all actions by Parent, Merger Sub and their Representatives permitted or contemplated by this Agreement; provided, further, that, notwithstanding anything to the contrary herein or in the Confidentiality Agreement, all non-public or otherwise confidential information provided to GI Partners Acquisitions, LLC or its Representatives before, on or after the date hereof pursuant to this Agreement (including Section 4.15) may be disclosed to, and used in connection with the Debt Financing (as herein defined) by, any Debt Financing Sources (as herein defined) and their respective Representatives, each of whom is and shall be from and after the date of this Agreement a “Representative” of GI Partners Acquisitions, LLC under the Confidentiality Agreement. Parent shall, and shall cause its Representatives to, use commercially reasonable efforts to minimize the disruption to the businesses of the Company and its Subsidiaries resulting from the access provided by this Section 4.6.
4.7   NASDAQ De-listing.   Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and regulations of NASDAQ to enable the delisting by the Surviving Corporation of the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.
4.8   Publicity.   The initial press release regarding the Merger shall be a joint press release and thereafter the Company and Parent each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by applicable Laws or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity; provided, that the Company shall be permitted (without consulting with, or obtaining the consent of, Parent) to make such statements and announcements to its employees as the Company shall deem to be reasonably necessary, proper or advisable that consist solely of information previously disclosed in previous press releases or announcements made by Parent and/or the Company in compliance with this Section 4.8. Notwithstanding the foregoing, (a) nothing in this Section 4.8 shall limit the Company’s or the Company Board’s rights under Section 4.2, (b) the Company will no longer be required to consult with Parent in connection with any such press release or public statement that relates to an Acquisition Proposal if the Company Board has effected a Change of Recommendation or shall have resolved to do so, and (c) the requirements of this Section 4.8 shall not apply to any disclosure by the Company or Parent of any information concerning this Agreement or the transactions contemplated hereby in connection with any dispute between the parties regarding this Agreement, the Merger or the other transactions contemplated by this Agreement. Notwithstanding anything

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in this Agreement or the Confidentiality Agreement to the contrary, Parent and its Affiliates and its and their respective Representatives may, without consultation with, or consent of, the Company, make ordinary course disclosures and communications regarding this Agreement and the transactions contemplated hereby in connection with fundraising or other investment related activities or to its current or prospective general or limited partners, equityholders, members, managers or investors, in each case, who are subject to customary confidentiality restrictions.
4.9   Employee Benefits.
(a)   Parent agrees that, for a period ending one (1) year after the Effective Time (or, if shorter, the applicable employee’s period of employment), Parent will cause the Surviving Corporation or any of its Subsidiaries, as applicable, to provide the employees of the Company and its Subsidiaries as of immediately prior to the Effective Time who remain employed immediately following the Effective Time (i) a base salary or regular hourly wage, as applicable, that is not less than the base salary or regular hourly wage provided to such employee by the Company and its Subsidiaries immediately prior to the Effective Time, (ii) short-term target cash bonus opportunities including annual and quarterly bonus opportunities and sales commission opportunities (but excluding any change-in-control, transaction, equity or equity-based compensation, long-term incentive or retention benefits) that are no less favorable to such employees than those provided to such employees by the Company and its Subsidiaries immediately prior to the Effective Time and having performance targets determined in good faith by Parent after consultation with management, (iii) pension and welfare benefits and perquisites (excluding any defined benefit pension, non-qualified deferred compensation or post-retirement or retiree medical benefits) that are substantially comparable in the aggregate than those provided by the Company and its Subsidiaries immediately prior to the Effective Time and (iv) severance benefits that are no less favorable than those set forth in the Company’s severance agreement with such employees and disclosed on the Company Disclosure Letter, in each case other than as agreed by the applicable employee. Within six (6) months following the Effective Time, Parent will cause the Surviving Corporation and its Subsidiaries to review cash compensation rates applicable to such employees against market compensation data, and will consider in good faith any adjustments in such rates taking into account such data.
(b)   With respect to any employee benefit plan maintained by Parent or any Subsidiary of Parent (collectively, “Parent Benefit Plan”) in which any employee of the Company or its Subsidiaries or the beneficiaries and dependents thereof is otherwise eligible to participate effective as of the Effective Time, Parent shall use commercially reasonable efforts to, or shall cause the Surviving Corporation to use commercially reasonable efforts to, (i) recognize all service of such employees with the Company or any of its Subsidiaries, as the case may be, for purposes of determining eligibility to participate, vesting, accruals, and entitlement to benefits where length of service is relevant, other than benefit accruals under a defined benefit pension plan or levels of benefits under any post-retirement or post-employment health or welfare plan and except as would result in the duplication of benefits, (ii) waive any eligibility waiting periods and evidence of insurability requirements, and (iii) provide credit for any co-payments and deductibles incurred prior to the Effective Time for purposes of satisfying any applicable deductible, out-of-pocket or similar requirements under any such Parent Benefit Plans that may apply as of or following the Effective Time.
(c)   From and after the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation or any of its Subsidiaries, as applicable, to, honor, in accordance with their terms without amendment, other than as agreed by the applicable employee, all employment, severance and income continuity programs, plans or agreements between the Company or its Subsidiaries and any employee of the Company and its Subsidiaries including bonuses, incentives or severance payments in existence on the date hereof.
(d)   From and after the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation or the Company Benefit Plans to, provide or pay when due to the employees of the Company and its Subsidiaries and any beneficiaries and dependents thereof all benefits and compensation pursuant to the Company Benefit Plans in effect on the date hereof, in each case to the extent earned or accrued through, and to which such individuals are entitled as of, the Effective Time in accordance with the terms of such Company Benefit Plans.

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(e)   Parent hereby acknowledges that a “change in control” or “change of control” within the meaning of the Incentive Plan will occur upon the Effective Time.
(f)   Notwithstanding anything to the contrary in this Section 4.9, in respect of each individual currently or formerly employed by the Company or any of its Subsidiaries in Canada, Parent acknowledges that the Surviving Corporation or its Subsidiaries, as applicable, will continue to be bound by the exact same terms of employment and post-employment obligations (if any) actually or contingently owing to such individual by the Company or such of its Subsidiaries as of immediately prior to the Effective Time, to the extent required by applicable Law or Contract. The Surviving Corporation or its Subsidiaries, as applicable, shall be solely liable for any and all amounts payable in respect of such terms of employment and post-employment obligations, including those arising as a result of changes made by the Surviving Corporation or its Subsidiaries, as applicable, to such terms of employment and post-employment obligations.
(g)   Nothing in this Agreement shall confer upon any employee or other service provider any right to employment or engagement, continued employment or engagement, or any term or condition of employment or engagement, with Parent, the Company, the Surviving Corporation or any of their respective Affiliates. In no event shall the terms of this Agreement actually or be deemed to establish, amend, or modify any Company Benefit Plan or any other compensation or benefit plan, policy, program, agreement or arrangement maintained or sponsored by Parent, the Company, the Surviving Corporation or their respective Affiliates. Nothing in this Section 4.9 shall create any third party beneficiary rights in any current or former employee, director, officer, independent contractor or other service provider of the Company or any of its Affiliates (or any beneficiaries or dependents thereof).
4.10   Expenses.   The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent in connection with the transactions contemplated in Article II. Except as otherwise provided in Section 4.5(c) (Antitrust), Section 4.11(b) (Directors’ and Officers’ Insurances) and Section 6.5 (Effect of Termination and Abandonment), whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense.
4.11   Indemnification; Directors’ and Officers’ Insurance.
(a)   For a period of six (6) years after the Effective Time, Parent shall cause the Surviving Corporation to indemnify and hold harmless, to the fullest extent permitted under applicable Laws, each present and former director and officer of the Company and its Subsidiaries (collectively, the “Indemnified Parties”, and individually, an “Indemnified Party”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Parties’ service as a director or officer of the Company or its Subsidiaries or services performed by such Indemnified Parties at the request of the Company or its Subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, solely to the extent provided under the articles of organization or by-laws of the Company or any of its Subsidiaries, or under any applicable Contracts, in each case, that are in effect on the date hereof. Parent shall cause the Surviving Corporation to also pay expenses (including attorney’s fees) incurred by an Indemnified Party in advance of the final disposition of any such claim, action, suit, proceeding or investigation to the fullest extent permitted under applicable Laws, solely to the extent provided under the articles of organization or by-laws of the Company or any of its Subsidiaries, or under any applicable Contracts, in each case, that are in effect on the date hereof; provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification.
(b)   Prior to the Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the extension of (i) the Side A, Side B and Side C coverage parts (directors’ and officers’ liability) of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the Effective Time from an insurance carrier with the same or better credit rating as the

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Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six years from and after the Effective Time the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date hereof, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, use reasonable best efforts to purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date hereof; provided, however, that in no event shall the Company pay, or the Parent or the Surviving Corporation be required to expend for such policies an aggregate one-time premium cost in excess of 300% of the annual premiums currently paid by the Company for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Company or the Surviving Corporation, as applicable, shall obtain a “tail policy” with the greatest coverage available for a cost not exceeding such amount.
(c)   If Parent or the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 4.11.
(d)   The provisions of this Section 4.11 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties. Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations under this Section 4.11.
(e)   The rights of the Indemnified Parties under this Section 4.11 shall be in addition to any rights such Indemnified Parties may have under the articles of organization or by-laws of the Company or any of its Subsidiaries, or under any applicable Contracts or Laws. Parent, Merger Sub and the Surviving Corporation hereby agree that all provisions relating to exculpation, advancement of expenses and indemnification for acts or omissions occurring prior to the Effective Time existing as of the date of this Agreement in favor of an Indemnified Party as provided in the articles of organization or by-laws of the Company or of any of its Subsidiaries, in each case as of the date hereof, shall remain in full force and effect for a six-year period beginning at the Effective Time.
4.12   Takeover Statutes.   If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of Parent, Merger Sub, the Company and the members of their respective boards of directors shall, to the fullest extent practicable, grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.
4.13   Control of Operations.   Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.
4.14   Section 16 Matters.   The Company and Parent each shall take all such steps as may be necessary or appropriate to ensure that any dispositions of Shares (including derivative securities related to such stock) resulting from the Merger by each individual who is subject to the reporting requirements of Section 16(a) of

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the Exchange Act with respect to the Company immediately prior to the Effective Time are exempt under Rule 16b-3 promulgated under the Exchange Act.
4.15   Financing Matters.
(a)   Parent acknowledges and agrees that the Company, its Affiliates and their respective Representatives have no responsibility for any financing that Parent may raise in connection with the transactions contemplated by this Agreement. Any offering materials and other documents prepared by or on behalf of or utilized by Parent or its Affiliates or their respective Representatives, or Parent’s financing sources, in connection with Parent’s financing activities in connection with the transactions contemplated by this Agreement which include any information provided by the Company, its Affiliates or their respective Representatives, including any offering memorandum, banker’s book, lender presentation, prospectus or similar document used, or any other written offering materials used, in connection with any debt or securities offering or other financing undertaken by or on behalf of Parent in connection with the Merger and the other transactions contemplated by this Agreement shall include a conspicuous disclaimer to the effect that none of the Company, its Affiliates or their respective Representatives have any responsibility for the content of such document and disclaim all responsibility therefor and shall further include a disclaimer with respect to the Company, its Affiliates and their respective Representatives in any oral disclosure with respect to such financing. Parent and the Company each acknowledge and agree that Parent’s obligation to consummate the transactions contemplated by this Agreement is not subject to any financing condition.
(b)   Prior to the Closing, the Company shall, and shall cause its Subsidiaries, and shall use its reasonable best efforts to cause its and their respective non-legal Representatives to, at Parent’s sole cost and expense, provide to Parent and its Subsidiaries all cooperation as is customary and reasonably requested by Parent that is necessary in connection with the arrangement of one or more senior secured debt financings incurred by Parent or its Affiliates in connection with the transactions contemplated by this Agreement (any such financing, a “Debt Financing”) (provided that such requested cooperation does not unreasonably interfere with the business of the Company or any of its Subsidiaries), which cooperation may consist of (i) participation by appropriate members of management of the Company in a reasonable number of meetings (including meeting with prospective lenders), presentations, road shows, due diligence sessions and sessions with rating agencies, in each case, at locations and times reasonably acceptable to the Company and upon reasonable advance notice; (ii) assisting with the preparation of appropriate and customary materials relating to the Company for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents customarily required in connection with a Debt Financing (provided, however, that such rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents shall contain disclosure reflecting the Surviving Corporation and/or its Subsidiaries as the obligors); (iii) executing and delivering definitive agreements negotiated and prepared by Parent and its counsel in respect of a Debt Financing (“Definitive Agreements”) (including one or more credit agreements and related guarantee agreements and the schedules and exhibits thereto) and related certificates and other documents (including a customary certificate of the chief financial officer of, or person performing similar functions for, the Company with respect to solvency matters) as may be reasonably requested by Parent, and to the extent required by such Debt Financing, reasonably assist in facilitating the pledging of, and perfection of security interests in, collateral (including, for the avoidance of doubt, providing stock certificates and stock powers with respect to outstanding certificated common shares (if any) and using commercially reasonable efforts to cause the delivery of stock certificates and stock powers with respect to outstanding certificated shares of the Company’s Subsidiaries (if any), in each case, prior to the Closing Date to be held in escrow pending the Closing) (provided that (A) no such Definitive Agreement, related certificate or pledge shall be effective until the Effective Time, (B) other than the Authorization Letter, none of the Definitive Agreements, related certificates or pledges shall be executed and/or delivered except in connection with the Closing and (C) no liability shall be imposed on the Company or any of its Subsidiaries or any of their respective directors, officers or employees involved prior to the Closing Date); (iv) furnishing Parent and to any entity that has committed (or will prior to the Closing commit) to provide or arrange or otherwise entered (or enter prior to or in connection with the Closing) into agreements in connection with the Debt Financing in connection with the Merger including the parties to any joinder agreements

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or credit agreements entered into in connection with the Merger and their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns (collectively, together with any prospective provider of all or any portion of the Debt Financing the “Debt Financing Sources”) (provided that neither Parent nor any Affiliate of Parent shall be a Debt Financing Source) as promptly as reasonably practicable following a request therefor, with the financial statements of the Company and its consolidated Subsidiaries and such financial and other information regarding the Company and its Subsidiaries (including customary and reasonably requested due diligence information) as is reasonably available to the Company at such time and is customarily required in connection with the financings of a type similar to such Debt Financing; (v) following Parent’s reasonable request, using reasonable best efforts to cause directors and officers who will continue to hold such offices and positions from and after the Effective Time to execute resolutions or consents of the Company and its Subsidiaries that do not become effective until the Effective Time with respect to entering into the definitive documentation for such Debt Financing and otherwise as necessary to authorize consummation of the Debt Financing; (vi) if requested by Parent, provide, at least three (3) Business Days prior to the Closing Date, all documentation and other information relating to the Company and its Subsidiaries as is reasonably and customarily required by applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and including, if the Company or any of its subsidiaries qualifies as a “legal entity customer” under beneficial ownership regulation, a beneficial ownership certificate (provided that none of the Company or its Subsidiaries shall be responsible for including in any beneficial ownership certificate information relating to the post-Closing ownership of the Company or its Subsidiaries), to the extent requested by Parent in writing at least ten (10) Business Days prior to the Closing Date; (vii) executing and delivering one or more customary authorization letters in connection with the confidential information memoranda (the “Authorization Letters”) or otherwise that are customarily required in connection with the financings of a type similar to such Debt Financing; and (viii) on or prior to the Closing Date, use reasonable best efforts to deliver customary payoff letters (the “Payoff Letters”), in form and in substance reasonably satisfactory to Parent and the Debt Financing Sources party to the Definitive Agreements, specifying the aggregate amount required to be paid with respect to the Company’s existing credit facilities under the Loan and Security Agreement dated as of November 13, 2020 (as amended, the “Existing Credit Agreement”), by and among the Company, certain of its Subsidiaries as guarantors, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent (together with such other lien release documentation that may be reasonably required in connection therewith and in form and substance reasonably satisfactory to Parent and the Debt Financing Sources party to the Definitive Agreements) and providing for (A) the discharge, upon payment of such amounts, of any obligations, guarantees and liens under the Existing Credit Agreement, (B) the termination of all borrowing commitments under the Existing Credit Agreement and (C) the release, upon payment of such amounts, of all Liens on and other security interests in the properties and assets of the Company and its Subsidiaries securing the obligations under the Existing Credit Agreement at or substantially simultaneously with the Closing. Notwithstanding anything in this Section 4.15 to the contrary, neither the Company nor any of its Subsidiaries shall be required to (A) pay any commitment fee or similar fee in connection with any Debt Financing, (B) result in the Company or any of its Subsidiaries being an issuer or obligor under any Debt Financing prior to Closing or cause their respective directors, officers or employees to incur any personal liability, (C) authorize any resolution or consent to approve or authorize the consummation of a Debt Financing that is effective prior to the Effective Time or to cause any pre-Closing director or officer that do not continue in such role as of Closing to execute or deliver any certificate, document, instrument or agreement (other than any prepayment notices required to be delivered pursuant to the Existing Credit Agreement and the Authorization Letters), (D) provide (or to have any of their respective Representatives provide) any certificates, opinions or representations, in each case, with respect to or in connection with any Debt Financing (other than any prepayment notices required to be delivered pursuant to the Existing Credit Agreement and the Authorization Letters), (E) issue any offering memo, bank book or other similar document, or (F) provide, or cause to be provided, any information or take, or cause to be taken, any action to the extent it would result in a violation of applicable Law, any confidentiality obligation binding on Company, its Subsidiaries or their respective officers, directors or employees or loss of any attorney-client privilege, in each case, with respect to or in connection with the Debt Financing.

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(c)   Nothing in this Section 4.15   shall require the Company’s cooperation to the extent it would require the Company to agree to pay any fees, reimburse any expenses or give any indemnities or incur any other liability or obligation prior to the Effective Time. Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or any of its Subsidiaries and their Representatives in connection with such cooperation at the request of Parent. Parent and Merger Sub shall, on a joint and several basis, indemnify and hold harmless the Company, its Affiliates and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments and penalties suffered or incurred by them in connection with any financing or other securities offering of or on behalf of the Company, Parent or Merger Sub, including as to any information utilized in connection therewith to the fullest extent permitted by applicable Law and with appropriate contribution provided by Parent and Merger Sub to the extent such indemnification is not available, in each case, other than as a result of fraud, bad faith, gross negligence or willful misconduct by the Company, its Affiliates or such Representatives.
(d)   The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with a Debt Financing; provided that Parent and Merger Sub shall ensure that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or its Subsidiaries’ reputation or goodwill.
4.16   Obligations of Merger Sub.   Parent shall take all actions necessary to cause Merger Sub to perform its obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Upon the terms and subject to the conditions set forth in this Agreement, Parent and Merger Sub shall be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.
4.17   Parent Vote.   Promptly following the execution and delivery of this Agreement, Parent, in its capacity as the sole shareholder of Merger Sub, shall execute and deliver to Merger Sub and the Company a written consent adopting this Agreement in accordance with the MBCA.
4.18   Cooperation with respect to the Assumption of Continuing Liabilities.
(a)   The Company shall use, and shall cause its Subsidiaries to use, commercially reasonable efforts to comply with its obligations under each of the Earn-out Obligations prior to the Closing. In the event that the Company or any of its Subsidiaries becomes aware of any actual or alleged breach or violation of the terms and conditions of the Earn-out Obligations, the Company shall promptly notify Parent of the same. In no event shall the Company or any of its Subsidiaries or any Representative of the Company or any of its Subsidiaries compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any Earn-out Obligation or consent to the same without Parent’s prior written consent.
(b)   In the event that Parent determines to expressly assume the obligations under the CityBase Earn-out Obligation, then, prior to the Closing, the Company shall cooperate with Parent and do and perform or cause to be done and performed, all such further acts and shall execute and deliver all such agreements, certificates, instruments and documents as may be reasonably requested by Parent to evidence the assumption by Parent of the CityBase Earn-out Obligation.
(c)   The Company and Parent shall cooperate with each other and do and perform or cause to be done and performed all such further acts and shall execute and deliver all such agreements, certificates, instruments and documents as may be reasonably requested by Parent to evidence the assumption of the eCivis Earn-out Obligation prior to the Closing.
4.19   Transaction Litigation.   The Company, on the one hand, and Parent and Merger Sub, on the other hand, shall keep the other reasonably informed on a current basis with respect to any actions, claims suits or proceedings commenced against the such party to this Agreement or any of such party’s Affiliates or their respective directors or officers relating to this Agreement or the transactions contemplated by this Agreement (“Transaction Litigation”). Each of Parent and the Company shall reasonably consult with the other and give consideration to the other’s advice regarding any Transaction Litigation. Without limiting the

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foregoing, the Company shall (a) give Parent the opportunity to participate in on a regular basis the prosecution or settlement of any Transaction Litigation, (b) afford Parent a reasonable opportunity to review and comment on filings and responses relating thereto and (c) on a current basis, keep Parent apprised of, and consult with Parent with respect to, proposed strategy and any significant decisions related thereto; provided that the Company shall in any event control such defense, settlement or prosecution. In no event shall the Company or its Subsidiaries or any Representative of the Company compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any Transaction Litigation or consent to the same without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, any matters related to Dissenting Shares shall be governed by Section 2.1(d).
4.20   Resignation of Directors.   At the Closing, except as otherwise may be agreed by Parent, the Company shall use its reasonable best efforts to cause to be delivered to Parent the resignation of all members of the Company Board who are in office immediately prior to the Effective Time, which resignations shall be effective as of immediately prior to (but conditioned on the occurrence of) the Effective Time.
4.21   Tax Matters.
(a)   The Company shall deliver to Parent at or prior to the Closing a duly executed certificate in compliance with Treasury Regulation Section 1.1445-2(c)(3) and Section 1.897-2(h) certifying that the Shares do not constitute a United States real property interest under Sections 897 and 1445 of the Code.
(b)   The parties shall cooperate with each other and provide each other with all information as is reasonably necessary for the parties to satisfy the reporting obligations under Section 6043A of the Code.
ARTICLE V
Conditions
5.1   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:
(a)   Shareholder Approval.   This Agreement shall have been duly approved by holders of Shares constituting the Company Requisite Vote in accordance with applicable Laws and the articles of organization and by-laws of the Company.
(b)   Regulatory Consents.   (i) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated; and (ii) all notices, reports and other filings required to be made prior to the Effective Time by the Company or Parent or any of their respective Subsidiaries with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by the Company or Parent or any of their respective Subsidiaries from, any Governmental Entity (collectively, “Governmental Consents”) in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company and Parent shall have been made or obtained (as the case may be), other than (A) any immaterial Governmental Consents the failure to make or obtain would not subject any Person to risk of criminal or other material liability or (B) any Governmental Consents that may be required based on a Governmental Entity being counterparty to a contract entered into by the Company or one of its Subsidiaries.
(c)   Order.   No court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger (collectively, an “Order”).
5.2   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

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(a)   Representations and Warranties.   (i) The representations and warranties of the Company set forth in Section 3.1(b)(i), (ii), (iii), and (iv) (Capitalization) shall be true and correct (except for de minimis inaccuracies) as of the date of this Agreement and Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date (except for de minimis inaccuracies)), (ii) the representations and warranties of the Company set forth in the first sentence of Section 3.1(a) (Organization, Good Standing), Section 3.1(b)(v) (Capitalization), Section 3.1(c) (Corporate Authority; Approval and Fairness), Section 3.1(j) (Takeover Statutes) and Section 3.1(s) (Brokers and Finders) shall be true and correct in all material respects (without regard to any materiality or Company Material Adverse Change qualifications contained therein) as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (iii) the representation and warranty in Section 3.1(f)(ii) (Absence of Changes) shall be true and correct in all respects, and (iv) each of the other representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects (without regard to any materiality or Company Material Adverse Change qualifications contained therein as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date)); provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 5.2(a)(iv) shall be deemed to have been satisfied even if any representations and warranties of the Company are not so true and correct unless the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has had or would be reasonably expected to have a Company Material Adverse Change.
(b)   Performance of Obligations of the Company.   The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   No Material Adverse Change.   Since the date of this Agreement, there shall not have occurred any Company Material Adverse Change.
(d)   Closing Certificate. The Company shall have delivered to Parent a certificate dated as of the Closing Date and signed by an officer of the Company confirming the matters in Section 5.2(a), Section 5.2(b) and Section 5.2(c).
5.3   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Parent and Merger Sub set forth in this Agreement in Section 3.2(f) (Capitalization of Merger Sub) shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and each of the other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all respects (without regard to any materiality or qualifications contained therein) as of the date hereof and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 5.3(a)(ii) shall be deemed to have been satisfied even if any representations and warranties of Parent and Merger Sub are not so true and correct unless the failure of such representations and warranties of Parent and Merger Sub to be so true and correct, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on Parent and Merger Sub’s ability to consummate the transactions contemplated hereby.

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(b)   Performance of Obligations of Parent and Merger Sub.   Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   Closing Certificate.   Parent shall have delivered to the Company a certificate dated as of the Closing Date and signed by an officer of Parent confirming the foregoing matters in Section 5.3(a) and Section 5.3(b).
5.4   Frustration of Closing Conditions.   None of Parent, Merger Sub or the Company may rely, either as a basis for not consummating the Merger or any of the other transactions contemplated by this Agreement or terminating this Agreement and abandoning the Merger, on the failure of a condition set forth in this Article V to be satisfied if such failure was primarily caused by such party’s failure to act in good faith or to use the efforts to cause the Closing to occur as and to the extent required by this Agreement.
ARTICLE VI
Termination
6.1   Termination by Mutual Consent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of this Agreement by the shareholders of the Company referred to in Section 5.1(a), by mutual written consent of the Company and Parent by action of their respective boards of directors.
6.2   Termination by Either Parent or the Company.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of either Parent or the Company by written notice to the other if:
(a)   the Merger shall not have been consummated on or before the date that is six (6) months from the date hereof (the “Outside Date”), whether such date is before or after the date of approval of this Agreement by the shareholders of the Company referred to in Section 5.1(a); provided, that if, on the Outside Date, one or more of the conditions to Closing set forth in Section 5.1(b) or Section 5.1(c) (to the extent relating to antitrust or competition Laws) shall not have been fulfilled, but all other conditions to Closing shall have been satisfied or waived by the relevant party or parties (other than any condition that by its nature cannot be satisfied until the Closing, but that is reasonably expected to be satisfied at the Closing), then the Outside Date shall, without any further action on the part of the parties hereto, be extended to the date that is twelve (12) months from the date hereof; provided, further, that the right to terminate this Agreement pursuant to this Section 6.2(a) shall not be available to a party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to be consummated by such date;
(b)   the approval of this Agreement by the shareholders of the Company referred to in Section 5.1(a) shall not have been obtained at the Shareholders Meeting, including any adjournment or postponement thereof; or
(c)   any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of this Agreement by the shareholders of the Company referred to in Section 5.1(a)); provided that the right to terminate this Agreement pursuant to this Section 6.2(c) shall not be available to a party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, such action or event.
6.3   Termination by the Company.   This Agreement may be terminated and the Merger may be abandoned by the Company by written notice to Parent:
(a)   at any time prior to the time the Company Requisite Vote is obtained, if (i) the Company Board authorizes the Company, subject to complying with the terms of this Agreement (including Section 4.2(e) (Acquisition Proposals)), to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal; and (ii) immediately prior to or concurrently with the termination of this Agreement the Company enters into an Alternative Acquisition Agreement with respect to a Superior Proposal and pays the Company Termination Fee;

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(b)   if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that (i) Section 5.3(a) or 5.3(b) would not be satisfied and (ii) such breach or failure to be true is not curable by the Outside Date or, if capable of being cured by the Outside Date, shall not have been cured prior to the earlier of (x) thirty (30) days after written notice thereof is given by the Company to Parent or (y) the Outside Date (provided that the Company is not then in breach of any representation, warranty, covenant or agreement such that Section 5.2(a) or 5.2(b) would not be satisfied); or
(c)   if (i) all conditions to Closing set forth in Section 5.1 and Section 5.2 have been, and continue to be, satisfied (other than any condition that by its nature cannot be satisfied until the Closing but that is reasonably expected to be, and is capable of being, satisfied at Closing), (ii) the Company has provided written notice to the Parent that the Company is ready, willing and able to consummate the transactions contemplated by this Agreement on the date that Closing should occur pursuant to Section 1.2, and (iii) Parent fails to consummate the Closing within three (3) Business Days following the date on which Parent receives such written notice.
6.4   Termination by Parent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of Parent by written notice to the Company:
(a)   if the Company Board (A) shall have made a Change of Recommendation, (B) shall have failed to include the Company Recommendation in the Proxy Statement distributed to shareholders of the Company, (C) shall have recommended, adopted, approved, endorsed, or entered into or publicly proposed to recommend, adopt, approve, or endorse, or enter into any Acquisition Proposal, (D) shall have made any public recommendation in connection with a tender offer or exchange offer that is subject to Regulation 14D under the Exchange Act other than a recommendation in a Solicitation/Recommendation Statement on Schedule 14D-9 against such tender offer or exchange offer, other than a communication by the Company Board to the shareholders of the Company in accordance with Rule 14d-9(f) of the Exchange Act, (E) if an Acquisition Proposal (other than an Acquisition Proposal subject to Regulation 14D) shall have been publicly announced or disclosed, shall have failed to recommend against such Acquisition Proposal or failed to reaffirm the Company Recommendation on or prior to the earlier of ten (10) Business Days after such Acquisition Proposal shall have been publicly announced or disclosed or two (2) Business Days prior to the Shareholders Meeting or (F) shall have formally resolved to effect or publicly announced an intention to effect any of the foregoing; or
(b)   if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that (i) Section 5.2(a) or 5.2(b) would not be satisfied and (ii) such breach or failure to be true is not curable by the Outside Date or, if capable of being cured by the Outside Date, shall not have been cured prior to the earlier of (x) thirty (30) days after written notice thereof is given by Parent to the Company or (y) the Outside Date (provided that Parent or Merger Sub is not then in breach of any representation, warranty, covenant or agreement such that Section 5.3(a) or 5.3(b) would not be satisfied).
6.5   Effect of Termination and Abandonment.
(a)   Subject to the remainder of this Section 6.5, in the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VI, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any of its Representatives or Affiliates); provided, however, and notwithstanding anything in the foregoing to the contrary, that (i) subject to Section 6.5(b), no such termination shall relieve the Company of any liability or damages to Parent or Merger Sub resulting from any “willful breach” of this Agreement or fraud and (ii) the provisions set forth in this Section 6.5 and Section 7.1 shall survive the termination of this Agreement. For purposes of this Agreement, “willful breach” shall mean a deliberate act or a deliberate failure to act by a party hereto, taken or not taken with the actual knowledge that such act or failure to act would, or would reasonably be expected to, result in or constitute a material breach. Notwithstanding the foregoing,

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and subject to Section 6.5(c), nothing shall impair the rights of either party, if any, to obtain the relief set forth in Section 7.6 prior to any valid termination of this Agreement.
(b)   In the event that:
(i)   (A) after the date of this Agreement and prior to the termination hereof, an Acquisition Proposal (substituting 50% for the 20% threshold set forth in the definition of “Acquisition Proposal”) (a “Company Qualifying Transaction”) shall have been made, proposed or disclosed and not withdrawn, (B) thereafter this Agreement is terminated by Parent or the Company pursuant to Section 6.2(a) (Outside Date) or 6.2(b) (Company Requisite Vote not Obtained) (provided, that in the case of a termination pursuant to Section 6.2(b), such Acquisition Proposal referred to in clause (i) shall have been publicly made, proposed or disclosed) or by Parent pursuant to Section 6.4(b) (Company Breach), and (C) at any time on or prior to the 12-month anniversary of such termination, the Company enters into a definitive agreement regarding any Company Qualifying Transaction that is subsequently completed at any time, a tender offer that constitutes a Company Qualifying Transaction is commenced and subsequently completed at any time or the Company otherwise completes any Company Qualifying Transaction; or
(ii)   this Agreement is terminated by the Company pursuant to Section 6.3(a) (Superior Proposal); or
(iii)   this Agreement is terminated by Parent pursuant to Section 6.4(a) (Change of Recommendation, etc.);
then the Company shall pay Parent the Company Termination Fee. Any Company Termination Fee due under this Section 6.5(b) shall be paid by wire transfer of immediately available funds to an account provided in writing by Parent to the Company (A) in the case of termination pursuant to clause (i) above, on the date of the consummation of the applicable Company Qualifying Transaction, (B) in the case of termination pursuant to clause (ii) above, as set forth in Section 6.3(a) (i.e., concurrently with such termination) or (C) in the case of a termination pursuant to clause (iii) above, within five (5) Business Days of the date of such termination. For purposes of this Agreement, “Company Termination Fee” means $12,760,000. Notwithstanding anything to the contrary in this Agreement, each of the Company, Parent and Merger Sub acknowledges and agrees that in the event that Parent receives the Company Termination Fee pursuant to this Section 6.5(b), the right of Parent to receive such amount shall constitute the sole and exclusive remedy for, and such amount shall constitute liquidated damages in respect of, any termination of this Agreement for Parent, the Guarantors, Merger Sub and any of their respective, direct or indirect, former, current or future general or limited partners, shareholders, members, managers, directors, officers, employees, agents, Affiliates or assignees (the “Parent Non-Recourse Parties”), regardless of the circumstances giving rise to such termination. Upon payment of such amount, together with Enforcement Costs, if any, none of the Company, any of its Subsidiaries or any of their respective, direct or indirect, former, current or future shareholders, directors, officers, employees, agents, Affiliates or assignees (the “Company Non-Recourse Parties”), shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby. The Company expressly acknowledges and agrees that Parent shall not need to prove damages to receive the Company Termination Fee when it is payable under this Agreement, and hereby irrevocably waives any right to challenge the amount of actual damages represented by the Company Termination Fee. In no event shall Parent be entitled to the Company Termination Fee on more than one occasion.
(c)   If this Agreement is validly terminated pursuant to (x) Section 6.2(a) (Outside Date) at a time when the Company could otherwise terminate pursuant to Section 6.3(b) (Parent Breach) or Section 6.3(c) (Parent Failure to Perform), (y) Section 6.3(b) (Parent Breach), or (z) Section 6.3(c) (Parent Failure to Perform), then Parent shall promptly (and in any event within five (5) Business Days) following such termination pay to the Company $29,770,000 in cash (the “Parent Termination Fee”) in accordance with the payment instructions provided to Parent by the Company. Each of the Company, Parent and Merger Sub acknowledges and agrees that in the event that the Company is entitled to receive the Parent Termination Fee pursuant to this Section 6.5(c), the right of the Company to receive such amount (and any additional amounts pursuant to Section 6.5(d)) shall constitute the sole and exclusive remedy for, and such amount shall constitute liquidated damages in respect of, any termination of this Agreement for the

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Company Non-Recourse Parties, regardless of the circumstances giving rise to such termination. Upon payment of such amount, none of the Parent Non-Recourse Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby. The Parent expressly acknowledges and agrees that the Company shall not need to prove damages to receive the Parent Termination Fee when it is payable under this Agreement, and hereby irrevocably waives any right to challenge the amount of actual damages represented by the Parent Termination Fee. In no event shall the Company be entitled to the Parent Termination Fee on more than one occasion. Nothing in this Section 6.5(c) shall impair the Company’s right to obtain specific performance pursuant to Section 7.6; provided, that in no event shall the Company be entitled to receive both (i) payment of the Parent Termination Fee and (ii) specific performance or an injunction to consummate the transactions contemplated hereby.
(d)   The parties acknowledge that the agreements contained in Section 6.5(b) and (c) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement. Accordingly, notwithstanding anything in this Agreement to the contrary, if either party fails to promptly pay any amount due pursuant to Section 6.5(b) or (c), as applicable, and, in order to obtain such payment, the other party commences a legal proceeding that results in a judgment against the paying party for the amount set forth in Section 6.5(b) or (c), or any portion thereof, as applicable, the Company shall pay to Parent or Parent shall pay to the Company, as the case may be, its out-of-pocket costs and expenses (including attorneys’ fees) in connection with such legal proceeding, together with interest on such amount or portion thereof at the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made plus two percent (2%) per annum, compounded quarterly, or a lesser rate that is the maximum permitted by applicable Law (collectively, the “Enforcement Costs”), provided that the aggregate Enforcement Costs payable by either party shall not exceed $500,000 in the aggregate.
ARTICLE VII
Miscellaneous
7.1   Survival.   This Article VII and the agreements of the Company, Parent and Merger Sub contained in Article II, 4.10 (Expenses), 4.11 (Indemnification; Directors’ and Officers’ Insurance) and 4.18 (Acknowledgement and Assumption of Continuing Liabilities) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Effective Time shall survive the consummation of the Merger. This Article VII and the agreements of the Company, Parent and Merger Sub contained in Sections 4.8 (Publicity), 4.10 (Expenses) and 6.5 (Effect of Termination and Abandonment) and the Confidentiality Agreement shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.
7.2   Modification or Amendment.   Subject to the provisions of the applicable Laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties; provided that following receipt of the Company Approvals, no amendment shall be made that (a) is prohibited by Section 11.02(e) of the MBCA or (b) by Law or rule or regulation of any stock exchange requires further approval by the shareholders of the Company without such further approval.
7.3   Waiver.   The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Laws. At any time prior to the Effective Time, the Company or Parent may (i) waive or extend the time for the performance of any of the obligations or other acts of Parent or Merger Sub, in the case of the Company, or the Company, in the case of Parent, or (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement on the part of Parent or Merger Sub, in the case of the Company, or the Company, in the case of Parent. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by

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any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.
7.4   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. An electronic or other copy of a signature shall be deemed an original for purposes of this Agreement.
7.5   GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THE LAWS OF MASSACHUSETTS ARE MANDATORILY APPLICABLE TO THE MERGER, IN EACH CASE, WITHOUT REGARD TO THE CONFLICTS OF LAWS RULES THEREOF. Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to this Agreement or the transactions contemplated hereby, on behalf of itself or its property, in accordance with Section 7.7 or in such other manner as may be permitted by Law, of copies of such process to such party, and nothing in this Section 7.5 shall affect the right of any party to serve legal process in any other manner permitted by Law, (ii) irrevocably and unconditionally consents and submits itself and its property in any action or proceeding to the exclusive general jurisdiction of the Business Litigation Session of the Superior Court of Massachusetts sitting in Boston, Massachusetts or, if unavailable, the United States District Court for the District of Massachusetts sitting in Boston, Massachusetts, in the event any dispute arises out of, in connection with or relating to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees that any actions or proceedings arising out of, in connection with or relating to this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Business Litigation Session of the Superior Court of Massachusetts sitting in Boston, Massachusetts or, if unavailable, the United States District Court for the District of Massachusetts sitting in Boston, Massachusetts, (v) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, and (vi) agrees that it shall not bring any action arising out of, in connection with or relating to this Agreement or the transactions contemplated hereby in any court other than the aforesaid courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any action or proceeding in such court as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.
(b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.5(b).

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7.6   Specific Performance.
(a)   The parties acknowledge and agree that irreparable harm would occur in the event that any of the provisions of this Agreement and the Guarantee were not performed in accordance with their specific terms or in the event of any actual or threatened breach of this Agreement, and that money damages would not be an adequate remedy, even if available. It is accordingly agreed that, except where this Agreement is validly terminated in accordance with Article VI, the parties (on behalf of themselves and the third party beneficiaries of this Agreement provided in Section 7.9) shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and the Guarantee and to enforce specifically the terms and provisions hereof and any other agreement or instrument executed in connection herewith (including the Guarantee).
(b)   Notwithstanding Section 7.6(a), it is acknowledged and agreed that the Company shall be entitled to seek specific performance of Parent’s and Merger Sub’s obligations, pursuant to the terms of this Agreement and the Equity Commitment Letter, to complete the Closing, including to cause Parent to, subject to the terms and conditions set forth in the Equity Commitment Letter, cause the Financing to be funded to fund the Merger Amounts only in the event that (i) Parent fails to consummate the Closing as of the date the Closing should have occurred pursuant to Section 1.2, (ii) the Company shall have irrevocably confirmed to Parent in writing that it is ready, willing and able to consummate the transactions contemplated by this Agreement and will consummate the Closing if Parent and Merger Sub perform and (iii) Parent and Merger Sub fail to effect the Closing within three (3) Business Days following delivery of such confirmation. Notwithstanding the foregoing, in no event shall the Company or any of its equityholders be entitled to seek the remedy of specific performance of this Agreement directly against any Debt Financing Source, solely in their respective capacities as lenders or arrangers in connection with the Debt Financing.
(c)   The parties further agree that (a) by seeking the remedies provided for in this Section 7.6, a party shall not in any respect, waive its right to seek any other form of relief, at law or in equity, that may be available to a party under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 7.6 are not available or otherwise are not granted, subject to the last sentence of Section 6.5(a) and the last sentence of Section 6.5(c), and (b) nothing contained in this Section 7.6 shall require any party to institute any action or proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 7.6 before exercising any termination right under Article VI (and pursuing damages after such termination), nor shall the commencement of any action or proceeding pursuant to this Section 7.6 or anything contained in this Section 7.6 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article VI or pursue any other remedies under this Agreement that may be available then or thereafter, subject to the last sentence of Section 6.5(a) and the last sentence of Section 6.5(c).
(d)   Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Each of the parties hereby acknowledges and agrees (i) that it hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief, and (ii) that the prevailing party in any such action or proceeding to specifically enforce the obligations of Parent to consummate the Closing when required pursuant to the terms of this Agreement shall be entitled to reimbursement of its reasonable and documented out-of-pocket legal costs and expenses associated with seeking such relief, including all reasonable and documented out-of-pocket attorneys’ fees.

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7.7   Notices.   Any notice, request, instruction or other document to be given hereunder by any party hereto to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by electronic mail:
If to Parent or Merger Sub:
GI Georgia Midco Inc.
c/o GI Partners, L.L.C.
Four Embarcadero Center, Suite 3200
San Francisco, CA 94111
Attention: David Smolen
Email: david.smolen@gipartneres.com
with copies, which shall not constitute notice, to:
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
Attention: Howard Glazer
Email: Howard.Glazer@ropesgray.com
and
Ropes & Gray LLP
191 North Upper Wacker Drive, 32nd Floor
Chicago, IL 60606
Attention: Neill Jakobe
Email: Neill.Jakobe@ropesgray.com
and
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention: Suni Sreepada
Email: Suni.Sreepada@ropesgray.com
If to the Company:
GTY Technology Holdings Inc.
800 Boylston Street, 16th Floor
Boston, MA 02199
Attention: General Counsel
Email: legal@gtytechnology.com
with a copy to
Davis Graham & Stubbs LLP
1550 Seventeenth Street, Suite 500
Denver, CO 80202
Attention: Brian Boonstra
Email: brian.boonstra@dgslaw.com
or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; if delivered by electronic mail, on the date of such transmission, provided that confirmation of such transmission is received within one (1) Business Day; or on the next business day after deposit with an overnight courier, if sent by an overnight courier.
7.8   Entire Agreement.   This Agreement (including any exhibits hereto), the Company Disclosure Letter, the Parent Disclosure Letter, the Equity Commitment Letter, the Guarantee, the Voting Agreements

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and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof. EACH OF PARENT AND MERGER SUB ACKNOWLEDGES AND AGREES THAT IT (I) HAS MADE ITS OWN INQUIRY AND INVESTIGATION INTO, AND, BASED THEREON, HAS FORMED AN INDEPENDENT JUDGMENT CONCERNING, THE COMPANY AND ITS SUBSIDIARIES, THE MERGER AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND (II) HAS BEEN FURNISHED WITH, OR GIVEN ACCESS TO, SUCH INFORMATION ABOUT THE COMPANY AND ITS SUBSIDIARIES AS IT HAS REQUESTED. EACH OF PARENT AND MERGER SUB FURTHER ACKNOWLEDGES AND AGREES THAT (I) (A) THE ONLY REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS MADE BY THE COMPANY ARE THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS MADE IN THIS AGREEMENT, AND (B) NONE OF PARENT OR MERGER SUB HAS RELIED UPON ANY OTHER REPRESENTATIONS OR OTHER INFORMATION MADE OR SUPPLIED BY OR ON BEHALF OF THE COMPANY, ITS SUBSIDIARIES OR ANY OF THEIR AFFILIATES OR REPRESENTATIVES, INCLUDING ANY FINANCIAL PROJECTIONS OR ANY INFORMATION PROVIDED BY OR THROUGH THEIR BANKERS, INCLUDING MANAGEMENT PRESENTATIONS, THE COMPANY’S ELECTRONIC DATA ROOM OR OTHER DUE DILIGENCE INFORMATION AND THAT NONE OF PARENT OR MERGER SUB WILL HAVE ANY RIGHT OR REMEDY ARISING OUT OF ANY SUCH REPRESENTATION OR OTHER INFORMATION, AND (II) ANY CLAIMS PARENT OR MERGER SUB MAY HAVE FOR BREACH OF REPRESENTATION OR WARRANTY SHALL BE BASED SOLELY ON THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY SET FORTH IN SECTION 3.1 HEREOF (AS MODIFIED BY THE COMPANY REPORTS OR THE COMPANY DISCLOSURE LETTER, AS SUPPLEMENTED OR AMENDED). FOR THE AVOIDANCE OF ANY DOUBT AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH OF PARENT AND MERGER SUB ACKNOWLEDGES AND AGREES THAT THERE ARE UNCERTAINTIES INHERENT IN ATTEMPTING TO MAKE FINANCIAL PROJECTIONS, THAT PARENT AND MERGER SUB ARE FAMILIAR WITH SUCH UNCERTAINTIES, THAT PARENT AND MERGER SUB ARE TAKING FULL RESPONSIBILITY FOR MAKING THEIR OWN EVALUATION OF THE ADEQUACY AND ACCURACY OF ALL PROJECTIONS SO FURNISHED TO THEM AND ANY USE OF OR RELIANCE BY PARENT AND MERGER SUB ON SUCH PROJECTIONS SHALL BE AT THEIR SOLE RISK, AND PARENT AND MERGER SUB SHALL NOT HAVE ANY CLAIM AGAINST ANYONE WITH RESPECT THERETO.
7.9   No Third-Party Beneficiaries.   Except (a) as provided in Section 4.11 (Indemnification; Directors’ and Officers’ Insurance), (b) following the Effective Time, for the provisions of Article II, (c) as provided in Section 7.16 (Debt Financing Matters), (d) for Non-Recourse Affiliates with respect to Section 7.15 (Non-Recourse) and (e) and for the Company Non-Recourse Parties and the Parent Non-Recourse Parties as provided in Section 6.5(b), Section 6.5(c), and Section 6.5(d) (Effect of Termination and Abandonment), Parent and the Company hereby agree that their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto.
7.10   Obligations of Parent and of the Company.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.
7.11   Definitions.   Each of the terms set forth in Annex A is defined in the Section of this Agreement set forth opposite such term.
7.12   Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

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If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that the parties intend that the remedies and limitations thereon (including limitations set forth in Section 6.5(d), the limitations on specific performance and other equitable remedies in Section 7.6 and the limitation on liabilities of any Non-Recourse Affiliate) contained in Article VI and this Article VII be construed as an integral provision of this Agreement and that such remedies and limitations shall not be severable in any manner that increases a party’s liability or obligations hereunder or under the Financing.
7.13   Interpretation; Construction.
(a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall be deemed to mean “and/or.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. The term “dollars” and character “$” shall mean United States dollars. For purposes of this Agreement, the term “made available”, with respect to any document or item required to be made available to Parent or Merger Sub as of the date of this Agreement, shall mean such document or item has been provided directly to Parent or its Representatives or made available to Parent or its Representatives in the electronic data room maintained by the Company, in either case at least one day prior to the date of this Agreement, or is included in the Company Reports publicly available on or before the day that is one day prior to the date of this Agreement. The phrase “ordinary course of business” means the ordinary course of business of the Company and its Subsidiaries consistent with past practice (including, for the avoidance of doubt, consistent with recent past practice in light of COVID-19). Time is of the essence with respect to the performance of the obligations set forth in this Agreement and the provisions hereof will be interpreted as such.
(b)   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
(c)   Each party hereto has or may have set forth information in its respective Disclosure Letter in a section thereof that corresponds to the section of this Agreement to which it relates. The fact that any item of information is disclosed in a Disclosure Letter to this Agreement shall not be construed to mean that such information is required to be disclosed by this Agreement.
7.14   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties; provided that Parent and Merger Sub may, at or following the Closing, without the consent of any other party hereto, assign or otherwise transfer its rights, interests or obligations hereunder to one or more of its Affiliates or for collateral purposes to any lender to Parent or its Affiliates (including in connection with any Debt Financing); provided, further, that no such assignment shall relieve Parent or Merger Sub of any of their respective obligations hereunder. Any purported

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assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.
7.15   Non-Recourse.   Except as set forth in the Voting Agreements, the Confidentiality Agreement, the Equity Commitment Letter, or the Guarantee, all Actions or obligations (whether at Law, in equity, in contract, in tort or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the parties to this Agreement. No Person who is not a party to this Agreement, including any Company Non-Recourse Party or Parent Non-Recourse Party that is not a party to this Agreement (collectively, the “Non-Recourse Affiliates”), shall have any obligations (whether in Law or in equity, whether in contract or in tort or otherwise) for any Actions or obligations arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach (other than as set forth in the Voting Agreements, Confidentiality Agreement, the Equity Commitment Letter or the Guarantee), and, to the maximum extent permitted by Law, each party to this Agreement hereby waives and releases all Actions or obligations arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach (other than as set forth in the Voting Agreements, Confidentiality Agreement, the Equity Commitment Letter or the Guarantee) against any such Non-Recourse Affiliates. Without limiting the foregoing, to the maximum extent permitted by Law, except as otherwise set forth in the Voting Agreements, Confidentiality Agreement, the Equity Commitment Letter or the Guarantee, (a) each party to this Agreement hereby waives and releases any and all rights, Actions or demands that may otherwise be available, whether at Law, in equity, in contract, in tort or otherwise, to avoid or disregard the entity form of a party to this Agreement or otherwise impose obligations of a party to this Agreement on any Non-Recourse Affiliates, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, piercing the veil, unfairness, undercapitalization, or otherwise, in each case arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach (other than as set forth in the Voting Agreements, Confidentiality Agreement, the Equity Commitment Letter or the Guarantee); and (b) each party to this Agreement disclaims any reliance upon any Non-Recourse Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.
7.16   Debt Financing Matters.   The parties hereto hereby agree that (a) no Debt Financing Source shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations or losses arising under, out of, in connection with or related in any manner to this Agreement or based on, in respect of or by reason of this Agreement or its negotiation, execution, performance or breach (provided that nothing in this Section 7.16 shall limit the liability or obligations of the Debt Financing Sources to Parent or its affiliates pursuant to any commitment letter in connection with any Debt Financing in connection with the transactions contemplated by this Agreement obtained by the Parent or its Affiliates on or after the date of this Agreement (a “Debt Commitment Letter”) or any definitive agreements with respect to the Debt Financing), (b) any claim, suit, action or proceeding of any kind or description (whether at law, in equity, in contract, in tort or otherwise) involving any Debt Financing Source arising out of or relating to the transactions contemplated pursuant to this Agreement, the Debt Financing, any Debt Commitment Letter or the performance of services thereunder shall be subject to the exclusive jurisdiction of any state or Federal court sitting in the Borough of Manhattan in the City of New York, (c) no party hereto (other than Parent, Merger Sub or their affiliates (and its or their permitted successors and assigns under any Debt Commitment Letter)) shall bring, permit any of their respective affiliates to bring, or support any other person in bringing, any such claim, suit, action or proceeding in any other court against the Debt Financing Sources, (d) the waiver of rights to trial by jury set forth in Section 7.5(b) applies to any such claim, suit, action or proceeding against any Debt Financing Source, (e) no party hereto (other than Parent, Merger Sub or their affiliates (and its or their permitted successors and assigns under any Debt Commitment Letter)) shall be permitted to bring any claim against any Debt Financing Source for failing to satisfy any obligation to fund the Debt Financing pursuant to the terms of any Debt Commitment Letter, (f) no amendment or waiver of Section 7.2 or this Section 7.16 that is adverse to the Debt Financing Sources shall be effective as to the Debt

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Financing Sources without the prior written consent of the Debt Financing Sources that are party to any Debt Commitment Letter and (g) the Debt Financing Sources are express and intended third party beneficiaries of Section 7.9 and this Section 7.16. This Section 7.16 shall, with respect to the matters referenced herein, supersede any provision of this Agreement to the contrary. For the avoidance of doubt, Parent, Merger Sub and their affiliates shall have recourse against the Debt Financing Sources pursuant to the terms of any Debt Commitment Letter and any definitive agreements with respect to any Debt Commitment Letter, and nothing in this Section 7.16 shall limit the liability or obligations of the Debt Financing Sources to Parent, Merger Sub or their affiliates pursuant to any Debt Commitment Letter or any definitive agreements with respect to the Debt Financing.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
GTY TECHNOLOGY HOLDINGS INC.
By:	/s/ TJ Parass Name: TJ Parass
Title: Chief Executive Officer and President
[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
GI GEORGIA MIDCO INC.
By:	/s/ Travis Pearson Name: Travis Pearson
Title: President
GI GEORGIA MERGER SUB INC.
By:	/s/ Travis Pearson Name: Travis Pearson
Title: President
[Signature Page to Agreement and Plan of Merger]

ANNEX A
DEFINED TERMS
Terms	Section
ACA	3.1(h)(vii)
Acceptable Confidentiality Agreement	4.2(c)
Acquisition Proposal	4.2(h)
Action	3.1(g)(i)
Affiliate	3.1(a)
Agreement	Preamble
Alternative Acquisition Agreement	4.2(b)
Antitrust Laws	3.1(d)(i)
Applicable Date	3.1(i)(i)
Articles of Merger	1.3
Authorization Letters	4.15(b)
Bankruptcy and Equity Exception	3.1(c)(i)
Book-Entry Shares	2.1(a)
business day	1.2
Business Day	1.2
By-laws	1.5
CallCo	2.5(a)
Cash Replacement Award	2.3(b)
Certificates	2.1(a)
Change	3.1(a)
Change of Recommendation	4.2(c)
Charter	1.5
Claim	3.2(h)
Closing	1.2
Closing Date	1.2
Code	3.1(h)(iii)
Company	Preamble
CityBase Earn-out Obligation	3.1(w)
Company Approvals	3.1(d)(i)
Company Benefit Plans	3.1(h)(i)
Company Board	Recitals
Company Disclosure Letter	3.1
Company Government Contract	3.1(t)
Company Government Subcontract	3.1(t)
Company Intellectual Property	3.1(n)(ii)
Company Material Adverse Change	3.1(a)
Company Material Contract	3.1(q)(i)(O)
Company Material Contracts	3.1(q)(i)(O)
Company Non-Recourse Parties	6.5(b)
Company Qualifying Transaction	6.5(b)(i)

Terms	Section
Company Recommendation	Recitals
Company Reports	3.1(e)(i)
Company Requisite Vote	3.1(c)(i)
Company Termination Fee	6.5(b)
Confidentiality Agreement	4.6
Contract	3.1(d)(ii)
Control	3.1(a)
Controlled By	3.1(a)
COVID-19	3.1(a)
COVID-19 Measures	3.1(a)
Credit Suisse	3.1(c)(iii)
D&O Insurance	4.11(b)
Debt	3.2(h)
Debt Commitment Letter	7.16
Debt Financing	4.15(b)
Debt Financing Sources	4.15(b)
Definitive Agreements	4.15(b)
Dissenting Shares	2.1(d)
Dollars	7.13(a)
Earn-Out Obligations	3.1(w)
eCivis Earn-out Obligation	3.1(w)
Effective Time	1.3
Enforcement Costs	6.5(d)
Environmental Law	3.1(k)
ERISA	3.1(h)(i)
Equity Commitment Letter	3.2(e)(i)
Equity Investor	3.2(e)(i)
Equity Investors	3.2(e)(i)
Exchange Fund	2.2(a)
Exchangeco 1	2.5(a)
Exchangeco 1 Book-Entry Shares	2.5(a)
Exchangeco 1 Certificates	2.5(a)
Exchangeco 1 Share	2.5(a)
Exchangeco 2	2.5(b)
Exchangeco 2 Book-Entry Shares	2.5(b)
Exchangeco 2 Certificates	2.5(b)
Exchangeco 2 Shares	2.5(b)
Excluded Share	2.1(b)
Excluded Shares	2.1(b)
Existing Credit Agreement	4.15(b)
Financing	3.2(e)(i)
GAAP	3.1(a)(G)
Government Antitrust Entity	4.5(b)(ii)

Terms	Section
Governmental Consents	5.1(b)
Governmental Entity	2.2(d)
Governmental Order	3.1(a)
Governmental Rule	3.1(t)(vi)
Guarantee	Recitals
Guarantor	Recitals
Guarantors	Recitals
Hazardous Substance	3.1(k)
HSR Act	3.1(d)(i)
Incentive Plan	2.3(a)
Indemnified Parties	4.11(a)
Indemnified Party	4.11(a)
Insurance Policies	3.1(p)
Intellectual Property	3.1(n)
International Trade Laws	3.1(i)(ii)
Intervening Event	4.2(j)
Investment Canada Act	3.1(x)
IRS	3.1(a)
ITA	3.1(h)(iv)
IT Assets	3.1(n)
Knowledge	3.1(g); 3.2
Laws	3.1(i)(i)
Leased Real Property	3.1(r)(i)
Licenses	3.1(i)(iv)
Lien	3.1(b)(ii)
Made Available	7.13(a)
Massachusetts Secretary of State	1.3
Material Customers	3.1(u)
Material Intellectual Property	3.1(n)(i)
Material Suppliers	3.1(u)
MBCA	1.1
Merger	Recitals
Merger Amounts	3.2(e)(iii)
Merger Sub	Preamble
NASDAQ	3.1(d)(i)
Non-Recourse Affiliates	7.15
Non-U.S. Plan	3.1(h)(iv)
OFAC	3.1(i)(ii)
Open Source Software	3.1(n)
Option Consideration	2.3(a)
Order	5.1(c)
Ordinary Course of Business	7.13(a)
Outside Date	6.2(a)

Terms	Section
Parent	Preamble
Parent Approvals	3.2(c)(i)
Parent Benefit Plan	4.9(b)
Parent Disclosure Letter	3.2
Parent Non-Recourse Parties	6.5(b)
Parent Termination Fee	6.5(c)
Paying Agent	2.2(a)
Payoff Letters	4.15(b)
Pension Plan	3.1(h)(iii)
Per Share Merger Consideration	2.1(a)
Permitted Liens	3.1(r)(ii)
Permitted Tax Liens	3.1(l)(iv)
Person	2.2(d)
Personal Data	3.1(o)
Present Fair Salable Value	3.2(h)
Privacy Obligations	3.1(o)
Process	3.1(o)
Processing	3.1(o)
Proxy Statement	4.3(a)
Real Property Leases	3.1(r)(i)
Representatives	3.1(y)
Restricted Stock Unit	2.3(b)
RSU Consideration	2.3(b)
Sanctioned Country	3.1(i)(v)
Sanctioned Person	3.1(i)(v)
Sanctions	3.1(i)(v)
SEC	3.1
Securities Act	3.1(e)(i)
Security Breach	3.1(o)
Sensitive Data	3.1(o)
Share	2.1(a)
Shares	2.1(a)
Software	3.1(n)
Solvency	3.2(h)
Solvent	3.2(h)
SOX	3.1(e)(i)
Stock Option	2.3(a)
Shareholders Meeting	4.4
Subsidiary	3.1(a)
Superior Proposal	4.2(i)
Surviving Corporation	1.1
Surviving Corporaiton Shares	2.1(c)
Takeover Statute	3.1(j)

Terms	Section
Tax	3.1(l)
Tax Authority	3.1(l)
Tax Return	3.1(l)
Taxes	3.1(l)
Transaction Litigation	4.19
Under Common Control With	3.1(a)
Unvested RSU	2.3(b)
U.S. Plan	3.1(h)(iv)
Vested RSU	2.3(b)
Voting Agreement	Recitals
Warrant	2.4
Warrant Agreement	2.4
Willful Breach	6.5(a)

EXHIBIT A
[See attached]

A-1-1

FORM OF ARTICLES OF ORGANIZATION OF SURVIVING CORPORATION
THE COMMONWEALTH OF MASSACHUSETTS
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108-1512
Articles of Organization
(General Laws Chapter 156D, Section 2.02; 950 CMR 113.16)
ARTICLE I
The exact name of the corporation is:
GTY Technology Holdings Inc.
ARTICLE II
Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. Chapter 156D have the purpose of engaging in any lawful business. Please specify if you want a more limited purpose:
ARTICLE III
State the total number of shares and par value, * if any, of each class of stock that the corporation is authorized to issue. All corporations must authorize stock. If only one class or series is authorized, it is not necessary to specify any particular designation.
WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARE	TYPE	NUMBER OF SHARE	PAR VALUE
		Common	400,000,000	$0.0001
		Preferred	25,000,000	$0.0001
ARTICLE IV
Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.
The total number of shares of all classes of capital stock which the corporation shall be authorized to issue is 425,000,000 shares of which 400,000,000 shall be common stock, par value $0.0001 per share (the “Common Stock”) and 25,000,000,000 shall be preferred stock, par value $0.0001 per share (the “Preferred Stock”).
A.   Common Stock
1.   Unless and until the Corporation has issued shares of Preferred Stock having the right to vote in the election of Directors of the Corporation and other mailers requiring action by the Corporation’s shareholders, the holders of shares of Common Stock shall have the exclusive right to vote for the election of Directors or submitted to the shareholders for action, except as may otherwise be determined by votes of the Directors pursuant to Article IV hereof or as otherwise may be required by applicable law, and each share of Common Stock shall entitle the holder thereof to one vote.

*
G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

A-1-2

2.   The holders of shares of Common Stock shall be entitled to receive, to the extent permitted by applicable law, such dividends as may be from time to time declared by the Directors.
3.   Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Common Stock shall be entitled to receive the net assets of the Corporation, after the Corporation shall have satisfied or made provision for the satisfaction of its debts and obligations and for the payment to holders of shares of any class or series of capital stock of the Corporation having preferential rights to receive distributions of the Corporation’s net assets.
B.   Preferred Stock
1.   The Corporation’s Board of Directors shall be authorized, without further shareholder approval and subject to any limitations prescribed by applicable law, to provide for the issuance of shares of Preferred Stock in such class or series as may be determined by the Board of Directors by filing Articles of Amendment or Restated Articles of Organization pursuant to the law of the Commonwealth of Massachusetts to establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such class or series and any qualifications, limitations or restrictions thereof.
2.   The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or any class or series thereof unless a vote of any such holders is required pursuant to the terms of any Preferred Stock provided in any such Articles of Amendment or Restated Articles of Organization. In case the number of shares of ay class or series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such class or series.
C.   Approval by Shareholders of Certain Actions.
1.   Choice of Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Litigation Session of the Superior Court for Suffolk County, Massachusetts and the United States District Court for the District of Massachusetts sitting in Boston, Massachusetts shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for breach of fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, (c) any action asserting a claim arising pursuant to any provision of the Massachusetts Business Corporation Act, the articles of organization or the bylaws of the Corporation or (d) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said courts having personal jurisdiction over the indispensable affairs doctrine, in each case subject to said courts having personal jurisdiction over the indispensable parties named as defendant therein, except that the United States District Court of Massachusetts in Boston shall be the sole and exclusive forum for any claim arising under the Securities Act of 1933, as amended, or any claim for which such other courts do not have subject matter jurisdiction, including, without limitation, any claim arising under the securities Exchange Act of 1934, as amended.
ARTICLE V
The restrictions, if any, imposed by the articles of organization upon the transfer of shares of any class or series of stock are:
None.
ARTICLE VI
Other lawful provisions, and if there are no such provisions, this article may be left blank.
The Corporation shall have all lawful powers of a corporation organized pursuant to the MBCA. In addition to, and not in limitation of, thereof:
(a)   the Corporation shall have the right, power and authority to carry on any business, operation or activity to the same extent as might an individual, whether as a principal, agent, contractor, or

A-1-3

otherwise, and either alone or in conjunction, joint venture, partnership or other arrangement with any other entity or natural person;
(b)   the Corporation shall have the right, power and authority to carry on any lawful business, operation or activity through one or more direct or indirect subsidiaries, whether wholly-owned or owned in part;
(c)   the Corporation shall have the right, power and authority to be a partner in any business enterprise which the Corporation would have the power to conduct directly or through a direct or indirect subsidiary;
(d)   The Board of Directors may make, amend, restate or repeal the Bylaws of the Corporation, in whole or in part, except with respect to any provision of such Bylaws which, by law or the terms of such Bylaws, requires the approval of the shareholders;
(e)   Meetings of the shareholders of the Corporation may be held anywhere in the United States;
(f)   No shareholder shall have the right to examine any property or any books, accounts or other writings of the Corporation if there is a reasonable ground for belief that such examination will, for any reason, be adverse to the interests of the Corporation. A vote of the Directors, refusing permission to make such examination and setting forth that in the opinion of the Directors such examination would be adverse to the interests of the Corporation, shall be prima facie evidence that such examination would be adverse to the interests of the Corporation. Every such examination shall be subject to such reasonable regulations as the Directors may establish with respect thereto.
(g)   The Directors may specify the manner in which the accounts of the Corporation shall be kept and may determine what constitutes net earnings, profits and surplus, what amounts, if any, shall be reserved for any corporate purpose, and what amounts, if any, shall be declared as dividends. Unless the Directors specify otherwise, the excess of the consideration paid for any shares of capital stock with par value issued by it over such par value shall be paid-in surplus. The Directors may allocate to capital stock less than all of the consideration paid for any share of the Corporation’s capital stock without par value issued by the Corporation, in which case the balance of such consideration shall be paid-in surplus. All surplus shall be available for any corporate purpose, including the payment of dividends.
(h)   The Directors shall have the power to fix from time to time their compensation. No person shall be disqualified from holding any office by reason of any interest. In the absence of fraud, any Director, officer, or shareholder or the Corporation, individually, or any individual having any interest in any concern which is a shareholder of the Corporation, or any concern in which any of such Directors, officers, shareholders or individuals has any interest, may be a party to or may be pecuniary or otherwise interested in, any contract, transaction or other act of the Corporation, and
(1)   Such contract, transaction or act shall not be in any way invalidated or otherwise affected by that fact;
(2)   No such Director, officer, shareholder or individual shall be liable to account to the Corporation for any profit or benefit realized through any such contract, transaction or act; and
(3)   Any such Director of this Corporation may be counted in determining the existence or a quorum at any meeting of the Board of Directors or of any committee of the Board or Directors which shall authorize any such contract, transaction or act, and may vote to authorize the same;
Provided, however, that any contract, transaction or act in which any Director or officer of the Corporation is so interested individually or as a director, officer, trustee or member of any concern which is not a direct or indirect subsidiary or affiliate or the Corporation, or in which any directors or officers arc so interested as holders, collectively, of a majority or the shares or capital stock or other beneficial interest at the time outstanding in any concern which is not a direct or indirect subsidiary or affiliate of the Corporation, shall be duly authorized or ratified by a majority or the Directors who are not so interested, to whom the nature of such interest has been disclosed and who have made any findings required by law;

A-1-4

For the purposes of this Article (a) the term “interest” shall mean and include any personal interest and any interest as a director, officer, stockholder, shareholder, trustee, member or beneficiary of any concern; (b) the term “concern” shall mean and include any corporation, association, trust, partnership, limited liability company, firm, person or other entity other than this Corporation; and (c) the phrase “subsidiary or affiliate” shall mean and include any concern in which a majority of the directors, trustees, partners or controlling persons is elected or appointed by the Directors of this Corporation or is constituted or the Directors or officers of this Corporation.
To the extent permitted by law, the authorizing or ratifying vote or the holders or a majority of the shares of each class of the capital stock of the Corporation outstanding and entitled to vote for Directors at an annual meeting or special meeting duly called for the purpose (whether such vote is passed before or after judgment is rendered in a suit with respect to such contract, transaction or act) shall validate any contract, transaction or act of this Corporation, or of the Board of Directors or any committee thereof, with regard to all shareholders of this Corporation, whether of record at the time or such vote, and with regard to all creditors and other claimants of this Corporation; provided, however, that:
(A)
with respect to the authorization or ratification of any contract, transaction or act in which any of the Directors, officers or shareholders or this Corporation have an interest, the nature of such contract, transaction or act and the interest of any Director, officer or shareholder therein shall be summarized in the notice of any such annual or special meeting, or in a statement or letter accompanying such notice, and shall be fully disclosed at any such meeting;

(B)
the shareholders so voting shall have made any findings required by law;

(C)
shareholders so interested may vote at any such meeting except to the extent otherwise provided by law; and

(D)
any failure or the shareholders to authorize or ratify any such contract, transaction or act shall not be deemed in any way to invalidate the same or to deprive the Corporation, its Directors, officers or employees or their right to proceed with such contract, transaction or act.

No contract, transaction or act of the Corporation shall be avoided by reason or any provision of this paragraph (i) which would be valid except for any such provision or provisions.
(i)   No Director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a Director to the extent provided by applicable law notwithstanding any provision or law imposing such liability; provided, however, that to the extent, and only to the extent, required by the MBCA (or any successor thereto), this provision shall not eliminate or limit the liability of a Director (i) for breach of the Director’s fiduciary duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under the MBCA, or (iv) for any transaction from which the Director derived an improper personal benefit. This provision shall not be construed in any way so as to impose or create liability. The foregoing provisions of this Article VI, paragraph (j) shall not eliminate the liability of a Director for any act or omission occurring prior to the date on which this Article VI, paragraph (j) becomes effective. No amendment to or repeal of this Article VI, paragraph (j) shall apply to or have any effect on the liability or alleged liability of any Director of the Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.
(j)   The Directors may, to the full extent permitted by the MBCA and applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance: (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article VI; and (b) to indemnify and/or insure directors, officers and employees against liability to the fullest extent permitted by the MBCA and applicable law.
(k)   The Bylaws of the Corporation may, but shall not be required to, provide that in a meeting of shareholders other than a “Contested Election Meeting (as defined below), a nominee for Director shall be elected to the Board of Directors only if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election, with “abstentions,” “broker non-votes” and “withheld votes” not

A-1-5

counted as a vote “for” or “against” such nominee’s election. In a Contested Election Meeting, Directors shall be elected by a plurality of the votes cast at such Contested Election Meeting. A meeting of shareholders shall be a “Contested Election Meeting” if there arc more persons nominated for election as Directors at such meeting than there are Directors to be elected at such meeting, determined as of the tenth day preceding the date of the Corporation’s first notice to shareholders of such meeting pursuant to the Corporation’s Bylaws (such date, the “Determination Date”); provided, however, that if, in accordance with the Corporation’s Bylaws, shareholders are entitled to nominate persons for election as Director for a period of time that ends after the otherwise applicable determination Date, the Determination Date shall be as of the day immediately following the end of such period.
(l)   Any action required or permitted to be taken at any annual or special meeting of the shareholders of the Corporation may be taken without a meeting by the written consent of shareholders having not less than the minimum number of votes necessary to take such action at a meeting of the shareholders at which all shareholders entitled to vote thereon are present and voting.
(m)   No amendment or repeal of any provision of these Restated Articles of Organization the Corporation’s Bylaws contemplating the indemnification of any Director or officer of the Corporation or of the relevant provisions of M.G.L. Chapter 156D shall affect or diminish the rights of any indemnified Director or officer with respect to any action or proceeding arising out of or relating to any actions occurring prior to the final adoption of such amendment or repeal. If the Massachusetts Business Corporation Act is subsequently amended to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the full extent permitted or required by such amendment.
Note: The preceding six (6) articles are considered to be permanent and may be changed only by filing appropriate articles of amendment.
ARTICLE VII
The effective date of organization of the corporation is the date and time the articles were received for fi ling if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:
ARTICLE VIII
The information contained in this article is not a permanent part of the articles of organization.
a.
The street address of the initial registered office of the corporation in the commonwealth:

82 Wendell Ave. Suite 100, Pittsfield, MA 01201, Berkshire County
b.
The name of its initial registered agent at its registered office:

Registered Agents Inc.
c.
The names and street addresses of the individuals who will serve as the initial directors, president, treasurer and secretary of the corporation (an address need not be specified if the business address of the officer or director is the same as the principal office location): 4 Embarcadero Center, Suite 3200, San Francisco, CA 94111

President: Travis Pearson
Treasurer: Sendil Rajendran
Secretary: David Smolen
Director(s): David Smolen
Sendil Rajendran
Travis Pearson

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d.
The fiscal year end of the corporation:
December 31

e.
A brief description of the type of business in which the corporation intends to engage:
Merger entity

f.
The street address of the principal office of the corporation: 4 Embarcadero Center, Suite 3200, San Francisco, CA 94111

g.
The street address where the records of the corporation required to be kept in the commonwealth are located is:

82 Wendell Ave. Suite 100, Pittsfield, MA 01201, Berkshire County, which is (number, street, city or town, state, zip code)
☐ its principal office;
☐ an office of its transfer agent;
☐ an office of its secretary/assistant secretary;
☒ its registered office.

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ANNEX B
OPINION OF CREDIT SUISSE SECURITIES (USA) LLC
[See attached]

CREDIT SUISSE SECURITIES (USA) LLC Eleven Madison Avenue Phone 1 212 325 2000 New York, NY 10010-3629 www.credit-suisse.com
April 28, 2022
GTY Technology Holdings Inc.
800 Boylston Street, 16th Floor
Boston, MA 02199
Attention: Board of Directors
Members of the Board:
You have asked us to advise you in your capacity as the Board of Directors (the “Board”) of GTY Technology Holdings Inc. (the “Company”) with respect to the fairness, from a financial point of view, to the holders of common stock, par value $0.0001 per share (“Company Common Stock”), of the Company of the Consideration (as defined below) to be received by such holders pursuant to the terms of the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among the Company, GI Georgia Midco Inc. (“Parent”) and GI Georgia Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”). We understand that the Agreement provides for, among other things, the merger of Merger Sub with and into the Company (the “Transaction”) pursuant to which the Company will become a wholly owned subsidiary of Parent and each issued and outstanding share of Company Common Stock, other than shares owned by the Company as treasury stock and shares owned by Parent or Merger Sub, will be converted into the right to receive $6.30 in cash (the “Consideration”).
In arriving at our opinion, we have reviewed the execution version of the Agreement and certain publicly available business and financial information relating to the Company. We have also reviewed certain other information relating to the Company, including (x) financial forecasts relating to the Company for the fiscal years ending December 31, 2022 through December 31, 2026 (the “Company Projections”) and (y) estimates of the Company’s net operating losses and the Company’s net indebtedness and other liabilities, including earn-out and similar obligations (the “Other Estimated Data”), in each case prepared and provided to us by the management of the Company, and have discussed with the management of the Company and certain of the Company’s representatives the business and prospects of the Company. We have also considered certain financial and stock market data of the Company, and we have compared that data with similar data for other companies with publicly traded equity securities in businesses we deemed similar to those of the Company, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.
In connection with our review, we have not independently verified any of the foregoing information and, with your consent, we have assumed and relied upon such information being complete and accurate in all respects material to our analyses and this opinion. With respect to the Company Projections and the Other Estimated Data reviewed and relied upon for purposes of our analyses and opinion, we have been advised by the management of the Company, and we have assumed with your consent, that such forecasts and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and the other matters addressed thereby. At your direction, we have assumed that the Company Projections and the Other Estimated Data are a reasonable basis upon which to evaluate the Company and the Transaction and at your direction we have relied upon the Company Projections and the Other Estimated Data for purposes of our analyses and this opinion. We express no view or opinion with respect to the Company Projections or the Other Estimated Data, or the assumptions and methodologies upon which they are based.
We also have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transaction, no modification, delay, limitation, restriction or condition will be imposed that would have an adverse effect on the contemplated benefits of the Transaction and that the Transaction will be consummated in compliance with all applicable laws and regulations and in accordance with the terms of the Agreement without waiver, modification or amendment of any term, condition or agreement thereof that is material to our analyses or this opinion. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals.
Our opinion addresses only the fairness, from a financial point of view, to the holders of Company Common Stock of the Consideration to be received by such holders in the Transaction pursuant to the Agreement and does not address any other aspect or implication of the Transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the form or structure of the Transaction and the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received or otherwise payable to any officers, directors, employees, securityholders or affiliates of any party to the Transaction, or class of such persons, relative to the Consideration or otherwise. At your direction, for purposes of our analyses and opinion, we have treated each outstanding share of 1176368 B.C. Ltd. and 1176363 B.C. Ltd. that is exchangeable into a share of Company Common Stock as equivalent and identical in all material respects to a share of Company Common Stock. Furthermore, we are not expressing any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, intellectual property, tax, environmental, executive compensation or other similar professional advice. We have assumed that the Company has or will obtain such advice or opinions from the appropriate professional sources. The issuance of this opinion was approved by our authorized internal committee.
Our opinion is necessarily based on information made available to us as of the date hereof and upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. Our opinion does not address the relative merits of the Transaction as compared to alternative transactions or strategies that might be available to the Company, nor does it address the underlying business decision of the Board or the Company to proceed with or effect the Transaction.
We have acted as financial advisor to the Company in connection with the Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the Transaction. We also became entitled to receive a fee upon the rendering of our opinion. In addition, the Company has agreed to reimburse us for certain of our expenses and to indemnify us and certain related parties for certain liabilities and other items arising out of or related to our engagement. We and our affiliates have in the past provided and currently provide investment banking and other financial advice and services to Parent and its affiliates, including GI Partners (“Private Equity Sponsor”) and its affiliates, for which advice and services we and our affiliates have received and would expect to receive compensation, including among other things, during the past two years, having acted or acting (i) as financial advisor to Private Equity Sponsor and certain of its affiliates and portfolio companies in connection with certain sale and acquisition transactions, (ii) in various roles in connection with securities offerings by Private Equity Sponsor and certain of its affiliates and portfolio companies and (iii) as a lender or participant in credit facilities of Private Equity Sponsor and certain of its affiliates and portfolio companies. The foregoing roles for Private Equity Sponsor and its affiliates during the past two years include, among others, (x) lead arranger, administrative agent, derivative counterparty and/or other financing source in connection with various financing activities undertaken by Private Equity Sponsor and its affiliates relating to the the acquisition by Private Equity Sponsor of ORBCOMM Inc. announced in April 2021 and (y) financial advisor to Daxko, LLC, a portfolio company of Private Equity Sponsor, in connection with a recapitalization of Daxko, LLC announced in October 2021. In addition, we and certain of our affiliates, and certain of our and their respective employees and certain investment funds affiliated or associated with us, may have invested in investment funds and other vehicles managed or advised by the Private Equity Sponsor and its affiliates. We and our affiliates may in the future provide investment banking and other financial advice and services to the Company, Parent, Private Equity Sponsor and their respective affiliates for which advice and services we and our affiliates would expect to receive compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial advice and services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company and any other company that may be involved in the Transaction, as well as provide investment banking and other financial advice and services to such companies and their affiliates.
It is understood that this letter is for the information of the Board (in its capacity as such) in connection with its consideration of the Transaction and does not constitute advice or a recommendation to any security holder of the Company as to how such security holder should vote or act on any matter relating to the proposed Transaction.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of Company Common Stock in the Transaction pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ CREDIT SUISSE SECURITIES (USA) LLC CREDIT SUISSE SECURITIES (USA) LLC

ANNEX C
PART 13 OF THE MASSACHUSETTS BUSINESS CORPORATION ACT
§ 13.01. Definitions.
In this PART the following words shall have the following meanings unless the context requires otherwise:
“Affiliate,” any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control of or with another person.
“Beneficial shareholder,” the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
“Corporation,” the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 13.22 to 13.31, inclusive, includes the surviving entity in a merger.
“Fair value,” with respect to shares being appraised, the value of the shares immediately before the effective date of the corporate action to which the shareholder demanding appraisal objects, excluding any element of value arising from the expectation or accomplishment of the proposed corporate action unless exclusion would be inequitable.
“Interest,” interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
“Marketable securities,” securities held of record by, or by financial intermediaries or depositories on behalf of, at least 1,000 persons and which were
(a)   listed on a national securities exchange,
(b)   designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or
(c)   listed on a regional securities exchange or traded in an interdealer quotation system or other trading system and had at least 250,000 outstanding shares, exclusive of shares held by officers, directors and affiliates, which have a market value of at least $5,000,000.
“Officer,” the chief executive officer, president, chief operating officer, chief financial officer, and any vice president in charge of a principal business unit or function of the issuer.
“Person,” any individual, corporation, partnership, unincorporated association or other entity.
“Record shareholder,” the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
“Shareholder,” the record shareholder or the beneficial shareholder.
§ 13.02. Right to Appraisal.
(a)   A shareholder is entitled to appraisal rights, and obtain payment of the fair value of his shares in the event of, any of the following corporate or other actions:
(1)   consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 11.04 or the articles of organization or if the corporation is a subsidiary that is merged with its parent under section 11.05, unless, in either case, (A) all shareholders are to receive only cash for their shares in amounts equal to what they would receive upon a dissolution of the corporation or, in the case of shareholders already holding marketable securities in the merging corporation, only marketable securities of the surviving corporation and/or cash and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the merger other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the merging or the surviving corporation or of any affiliate of the surviving corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;
(2)   consummation of a plan of share exchange in which his shares are included unless: (A) both his existing shares and the shares, obligations or other securities to be acquired are marketable securities; and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the share exchange other than in his capacity as (i) a shareholder of the corporation whose shares are to be exchanged, (ii) a director, officer, employee or consultant of either the corporation whose shares are to be exchanged or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation whose shares are to be exchanged in the aggregate;
(3)   consummation of a sale or exchange of all, or substantially all, of the property of the corporation if the sale or exchange is subject to section 12.02, or a sale or exchange of all, or substantially all, of the property of a corporation in dissolution, unless:
(i)   his shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for his shares; or
(ii)   the sale or exchange is pursuant to court order; or
(iii)   in the case of a sale or exchange of all or substantially all the property of the corporation subject to section 12.02, approval of shareholders for the sale or exchange is conditioned upon the dissolution of the corporation and the distribution in cash or, if his shares are marketable securities, in marketable securities and/or cash, of substantially all of its net assets, in excess of a reasonable amount reserved to meet unknown claims under section 14.07, to the shareholders in accordance with their respective interests within one year after the sale or exchange and no director, officer or controlling shareholder has a direct or indirect material financial interest in the sale or exchange other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the corporation or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;
(4)   an amendment of the articles of organization that materially and adversely affects rights in respect of a shareholder’s shares because it:
(i)   creates, alters or abolishes the stated rights or preferences of the shares with respect to distributions or to dissolution, including making non-cumulative in whole or in part a dividend theretofore stated as cumulative;
(ii)   creates, alters or abolishes a stated right in respect of conversion or redemption, including any provision relating to any sinking fund or purchase, of the shares;
(iii)   alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
(iv)   excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate votes, except as such right may be limited by voting rights given to new shares then being authorized of an existing or new class; or
(v)   reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 6.04;
(5)   an amendment of the articles of organization or of the bylaws or the entering into by the corporation of any agreement to which the shareholder is not a party that adds restrictions on the transfer or registration or any outstanding shares held by the shareholder or amends any pre-existing restrictions on the transfer or registration of his shares in a manner which is materially adverse to the ability of the shareholder to transfer his shares;
(6)   any corporate action taken pursuant to a shareholder vote to the extent the articles of organization, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to appraisal;
(7)   consummation of a conversion of the corporation to nonprofit status pursuant to subdivision B of PART 9; or
(8)   consummation of a conversion of the corporation into a form of other entity pursuant to subdivision D of PART 9.
(b)   Except as otherwise provided in subsection (a) of section 13.03, in the event of corporate action specified in clauses (1), (2), (3), (7) or (8) of subsection (a), a shareholder may assert appraisal rights only if he seeks them with respect to all of his shares of whatever class or series.
(c)   Except as otherwise provided in subsection (a) of section 13.03, in the event of an amendment to the articles of organization specified in clause (4) of subsection (a) or in the event of an amendment of the articles of organization or the bylaws or an agreement to which the shareholder is not a party specified in clause (5) of subsection (a), a shareholder may assert appraisal rights with respect to those shares adversely affected by the amendment or agreement only if he seeks them as to all of such shares and, in the case of an amendment to the articles of organization or the bylaws, has not voted any of his shares of any class or series in favor of the proposed amendment.
(d)   The shareholder’s right to obtain payment of the fair value of his shares shall terminate upon the occurrence of any of the following events:
(i)   the proposed action is abandoned or rescinded; or
(ii)   a court having jurisdiction permanently enjoins or sets aside the action; or
(iii)   the shareholder’s demand for payment is withdrawn with the written consent of the corporation.
(e)   A shareholder entitled to appraisal rights under this chapter may not challenge the action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
§ 13.03. Assertion of Rights by Nominees and Beneficial Owners.
(a)   A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.
(b)   A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:
(1)   submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subclause (ii) of clause (2) of subsection (b) of section 13.22; and
(2)   does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§ 13.20. Notice of Appraisal Rights.
(a)   If proposed corporate action described in subsection (a) of section 13.02 is to be submitted to a vote at a shareholders’ meeting or through the solicitation of written consents, the meeting notice or solicitation of consents shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this Part and refer to the necessity of the shareholder delivering, before the vote is taken, written notice of his intent to demand payment and to the requirement that he not vote his shares in favor of the proposed action. If the corporation concludes that appraisal rights are or may be available, a copy of this Part shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.
(b)   In a merger pursuant to section 11.05, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in section 13.22.
§ 13.21. Notice of Intent to Demand Payment.
(a)   If proposed corporate action requiring appraisal rights under section 13.02 is submitted to vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:
(1)   shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and
(2)   shall not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.
(b)   A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment under this chapter.
§ 13.22. Appraisal Notice and Form.
(a)   If proposed corporate action requiring appraisal rights under subsection (a) of section 13.02 becomes effective, the corporation shall deliver a written appraisal notice and form required by clause (1) of subsection (b) to all shareholders who satisfied the requirements of section 13.21 or, if the action was taken by written consent, did not consent. In the case of a merger under section 11.05, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.
(b)   The appraisal notice shall be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:
(1)   supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify (A) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (B) that the shareholder did not vote for the transaction;
(2)   state:
(i)   where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subclause (ii);
(ii)   a date by which the corporation shall receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection (a) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;
(iii)   the corporation’s estimate of the fair value of the shares;

(iv)   that, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in clause (ii) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and
(v)   the date by which the notice to withdraw under section 13.23 shall be received, which date shall be within 20 days after the date specified in subclause (ii) of this subsection; and
(3)   be accompanied by a copy of this chapter.
§ 13.23. Perfection of Rights; Right to Withdraw.
(a)   A shareholder who receives notice pursuant to section 13.22 and who wishes to exercise appraisal rights shall certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to clause (1) of subsection (b) of section 13.22. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section 13.25. In addition, a shareholder who wishes to exercise appraisal rights shall execute and return the form and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subclause (ii) of clause (2) of subsection (b) of section 13.22. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to said subsection (b).
(b)   A shareholder who has complied with subsection (a) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subclause (v) of clause (2) of subsection (b) of section 13.22. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.
(c)   A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in subsection (b) of section 13.22, shall not be entitled to payment under this chapter.
§ 13.24. Payment.
(a)   Except as provided in section 13.25, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, the corporation shall pay in cash to those shareholders who complied with subsection (a) of section 13.23 the amount the corporation estimates to be the fair value of their shares, plus interest.
(b)   The payment to each shareholder pursuant to subsection (a) shall be accompanied by:
(1)   financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
(2)   a statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to subclause (iii) of clause (2) of subsection (b) of section 13.22; and
(3)   a statement that shareholders described in subsection (a) have the right to demand further payment under section 13.26 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted the payment in full satisfaction of the corporation’s obligations under this chapter.
§ 13.25. After-Acquired Shares.
(a)   A corporation may elect to withhold payment required by section 13.24 from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to clause (1) of subsection (b) of section 13.22.

(b)   If the corporation elected to withhold payment under subsection (a), it must, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, notify all shareholders who are described in subsection (a):
(1)   of the information required by clause (1) of subsection (b) of section 13.24;
(2)   of the corporation’s estimate of fair value pursuant to clause (2) of subsection (b) of said section 13.24;
(3)   that they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 13.26;
(4)   that those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation’s offer within 30 days after receiving the offer; and
(5)   that those shareholders who do not satisfy the requirements for demanding appraisal under section 13.26 shall be deemed to have accepted the corporation’s offer.
(c)   Within 10 days after receiving the shareholder’s acceptance pursuant to subsection (b), the corporation shall pay in cash the amount it offered under clause (2) of subsection (b) to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.
(d)   Within 40 days after sending the notice described in subsection (b), the corporation must pay in cash the amount if offered to pay under clause (2) of subsection (b) to each shareholder deserved in clause (5) of subsection (b).
§ 13.26. Procedure if Shareholder Dissatisfied With Payment or Offer.
(a)   A shareholder paid pursuant to section 13.24 who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 13.24. A shareholder offered payment under section 13.25 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.
(b)   A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) within 30 days after receiving the corporation’s payment or offer of payment under section 13.24 or section 13.25, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.
§ 13.30. Court Action.
(a)   If a shareholder makes demand for payment under section 13.26 which remains unsettled, the corporation shall commence an equitable proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 13.26 plus interest.
(b)   The corporation shall commence the proceeding in the appropriate court of the county where the corporation’s principal office, or, if none, its registered office, in the commonwealth is located. If the corporation is a foreign corporation without a registered office in the commonwealth, it shall commence the proceeding in the county in the commonwealth where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.
(c)   The corporation shall make all shareholders, whether or not residents of the commonwealth, whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law or otherwise as ordered by the court.
(d)   The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.
(e)   Each shareholder made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or (ii) for the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section 13.25.
§ 13.31. Court Costs and Counsel Fees.
(a)   The court in an appraisal proceeding commenced under section 13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess cost against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
(b)   The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(1)   against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of sections 13.20, 13.22, 13.24 or 13.25; or
(2)   against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
(c)   If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.
(d)   To the extent the corporation fails to make a required payment pursuant to sections 13.24, 13.25, or 13.26, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

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GTY TECHNOLOGY HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

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GTY TECHNOLOGY HOLDINGS INC.
Special Meeting of Shareholders
[-], Local Time on [-], 2022
This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Jon C. Bourne, William D. Green and Harry L. You (the "Proxies"), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of GTY Technology Holdings Inc., a Massachusetts corporation (the "Company"), that the undersigned is entitled to vote (the "Shares") at the Special Meeting of Shareholders of the Company, to be held at [-] at [-] Local Time on [-], 2022, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED (i) "FOR" APPROVAL OF THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, (ii) "FOR" APPROVAL OF THE PROPOSAL TO APPROVE, ON A NONBINDING ADVISORY BASIS, COMPENSATION THAT WILL OR MAY BECOME PAYABLE TO THE COMPANY'S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER AND (iii) "FOR" APPROVAL OF THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

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